                                                                  Exhibit 10.17

                                  Amendment #7


                        CONTRACT MODIFICATION AGREEMENT

      This CONTRACT MODIFICATION AGREEMENT is dated as of the 2nd day of November, 2000 and is entered into by and between THE COMMONWEALTH OF PENNSYLVANIA, GOVERNOR'S OFFICE OF ADMINISTRATION ("the COMMONWEALTH") and ROHN CONSTRUCTION, INC. ("ROHN").

                                    RECITALS

      WHEREAS, the COMMONWEALTH and ROHN are parties to a written Contract, designated as Contract No. ME 950102, and entitled "Statewide Radio System Site Development" contract, dated as of November 23, 1999 ("the Contract");

      WHEREAS, the Contract provides that ROHN would install certain radio tower, shelter, emergency generator, site and related work at various sites located in four statewide regions designated by the COMMONWEALTH, known as Northeast, Southeast, North Central and South Central, and consisting of approximately one hundred thirty eight (138) sites, in consideration of which the COMMONWEALTH agreed to pay ROHN at the unit prices contained in Rider "C", the total sum not to exceed Forty Million and 00/100 Dollars ($40,000,000.00);

      WHEREAS, under the Contract the COMMONWEALTH was to designate and release radio tower sites for design and construction to ROHN, and ROHN was to perform and complete its work, within fifteen (15) months from contract execution;

      WHEREAS, ROHN claims that during the early months of the contract term, the COMMONWEALTH did not release sites to ROHN in a time and manner consistent with its obligations under the Contract, as a result of which ROHN claimed to have suffered additional losses, costs and expenses;

      WHEREAS, as of the date of this Contract Modification Agreement, the COMMONWEALTH has released sixty seven (67) sites for final design and thirty six
(36) sites for construction;

      WHEREAS, the COMMONWEALTH has requested ROHN to perform similar work and services in the remaining two regions designated by the COMMONWEALTH, known as Northwest and Southwest, and, as of the date of this Contract Modification Agreement, consisting of approximately eighty-two (82) additional sites;

      WHEREAS, the parties have discussed the disputes and differences of opinion that have arisen as a result of ROHN's claim that the COMMONWEALTH delayed releasing sites originally awarded to ROHN under the Contract, and have discussed the terms and conditions under which ROHN would agree to perform similar work and services in the remaining two regions;

      WHEREAS, the parties have agreed to resolve the disputes that have arisen to date concerning the COMMONWEALTH's release of sites originally awarded to ROHN under the Contract, and have reached agreement upon the terms and conditions under which ROHN would agree to perform similar work and services in the remaining two regions;

      WHEREAS, the parties desire to set forth their agreements in this regard in writing, and to otherwise modify certain of the original terms of the Contract, in a written Contract Modification Agreement.

      NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and with intent to be legally bound hereby, the parties hereby agree as follows:

                                   AGREEMENTS

      1. Scope of Work. The parties agree that as of the date of this Contract Modification Agreement, the Work sites originally awarded to ROHN under the Contract in the Northeast, Southeast, North Central and South Central regions, as detailed and developed to the date of this Contract Modification Agreement, consist of approximately one hundred thirty eight (138) sites. In addition to such Work sites, the COMMONWEALTH hereby awards to ROHN, and ROHN hereby agrees to complete additional site development work in the Northwest and Southwest Regions, which as detailed and developed to the date of this Contract Modification Agreement, consists of approximately eighty two (82) Work sites. The parties agree that the matrix attached hereto as Exhibit "1" summarizes by region all Work sites as detailed and developed to the date of this Contract Modification Agreement, which Work sites, as detailed and developed to the date of this Contract Modification Agreement, are individually identified on the schedule attached hereto as Exhibit "2." The parties acknowledge that the COMMONWEALTH reserves the right to make changes in the locations, configurations and total quantity of sites, in accordance with the further provisions of the Contract including, without limitation, Article A.52 "Changes in the Work." The parties shall perform their obligations with respect to the construction of all such Work sites, whether part of the original award, or part of the additional Work sites awarded hereby, in accordance with the terms and conditions of the Contract, as further modified in this Contract Modification Agreement. In consideration of the foregoing, the COMMONWEALTH agrees to pay ROHN at the unit prices contained in Rider "C" as further modified by this Contract Modification Agreement.

      2. Time of Completion and Related Matters.

      a. The parties agree that the time within which ROHN shall perform and substantially complete the site development work at all Work sites shall be extended through and including November 30, 2001, in accordance with the site selection and development schedule more fully set forth in Paragraph 3 hereof. As used in this Contract Modification Agreement, a site or sites shall be deemed to be "substantially complete" or to have achieved "substantial completion" when ROHN has delivered to the COMMONWEALTH the written certification that acceptance testing can begin in accordance with Paragraph A.1(DD) of the Contract, unless subsequent Acceptance Testing uncovers defects or deficiencies in ROHN's work that make the site or sites incapable of being used for its intended purpose.

      b. In consideration of the foregoing, the COMMONWEALTH hereby agrees that all provisions of the Contract, and any other Contract Documents identified therein, entitling the COMMONWEALTH to the payment of liquidated damages for delay by ROHN in the completion of the Work shall be deemed null and void and of no further force or effect.

      c. The COMMONWEALTH further agrees that all provisions of the Contract, and any other Contract Documents identified therein, entitling ROHN to an extension of the time for completion of the Work under certain stated circumstances, shall apply with full and equal force to ROHN's obligations to complete the Work by the revised completion date set forth in subparagraph (a) above.

      d. The parties agree that the provisions of Paragraph A.39(B) of "Rider A" to the Contract, providing that inclement weather shall not be an event of Force Majeure, shall be deemed null and void and of no further force or effect and, further, that inclement weather shall be included in the Paragraph A.39(A) list of matters constituting a Force Majeure event under the Contract. The parties further agree that delays resulting from Force Majeure, including inclement weather, shall not be the basis for extension of the Completion Incentive Milestones set forth in Paragraph 6 of this Contract Modification Agreement.

      3. Site Selection and Development Schedule.

      a. The parties acknowledge that all sites (totaling 220, as detailed and developed to the date of this Contract Modification Agreement), which are more fully summarized on the matrix attached hereto as Exhibit "1," and which are individually identified on the schedule attached hereto as Exhibit "2," were fully released by the COMMONWEALTH for Preliminary Site Plan (PSP) development as of November 30, 2000.

      b. The parties will cooperate with one another so as to visit and investigate all radio system sites at a continuous and steady pace between the date of this Contract Modification Agreement and December 31, 2000. This cooperation includes the continuous and timely participation of ROHN, the COMMONWEALTH, the COMMONWEALTH's Engineering Quality Assurance Contractor (EQAC) and the COMMONWEALTH's radio contractors, as well as timely acquisition by the COMMONWEALTH of each site owner's permission for the parties to fully access each site of Work. The COMMONWEALTH will remain responsible to integrate the site development work purchased under this Contract with the other radio and microwave systems purchased under related contracts in accordance with the provisions of the Contract. ROHN will remain responsible to exchange, develop and validate site development information and data between ROHN and the radio and microwave systems contractors in accordance with the provisions of the Contract. ROHN will prepare and submit a PSP for each site successfully visited in accordance with the further requirements of the Contract. The COMMONWEALTH will review and approve the PSP's in a timely manner and issue Site Design Document (SDD's) Notices-to-Proceed (NTP's) at a minimum rate of twenty per month beginning January, 2001 with the last SDD NTP occurring no later than May 15, 2001.

      c. Based on successful execution of the site visitation schedule and timely issuance by the COMMONWEALTH of SDD NTP's, ROHN will complete and submit the detailed Site Design Documents (SDD) for all sites identified on Exhibit "1" between February 28, 2001 and July 30, 2001. The COMMONWEALTH will review and approve the SDD's and issue all Site Production Releases (SPR) and Site Deployment Orders (SDO) in a continuous and steady manner at the minimum rate of twenty per month, with the last SDO release occurring no later than August 7, 2001.

      d. Based upon successful execution of the site selection and development activities set forth above, ROHN will fabricate all towers and shelters, and substantially complete Work at all sites identified on Exhibit "1" no later than November 30, 2001.

      4. Cost Escalation Agreements.

      a. In consideration of the extended construction period established by this Contract Modification Agreement, and subject to the further provisions of paragraph 4(b) hereof, the parties agree that the unit prices which are the basis of ROHN's compensation under the Contract shall be increased to one hundred four percent (104%) of their respective values set forth in "Rider C" of the Contract. Such increased unit prices shall become effective, and shall be applied, to all Work that is first invoiced by ROHN on or after December 1, 2000 and shall continue in effect with respect to all work that is invoiced by ROHN through November 30, 2001.

      b. Provided, however, that the parties understand and agree that: (i) the total increase in compensation to be paid to ROHN for all Work that is invoiced by ROHN between December 1, 2000 and November 30, 2001 under Paragraph 4(a) hereof shall not exceed the total sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00); and (ii) the total increase in compensation to be paid to ROHN for all Work that is invoiced by ROHN between December 1, 2000 and November 30, 2001 under Paragraph 4(a) hereof shall not be less than the total sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00). To the extent that the adjusted unit prices paid to ROHN under Paragraph 4(a) hereof do not result in a total increase in ROHN's compensation of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), the COMMONWEALTH agrees to make a lump sum payment to ROHN sufficient to bring the total of such increased compensation to One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) within not more than thirty (30) days of its receipt of a written invoice from ROHN setting forth the amount that remains due.

      c. Additionally, if the Work is not substantially completed on or before November 30, 2001, as a result of delays which are the responsibility of the COMMONWEALTH or others for whom it is responsible, then, with respect to any Work that remains to be invoiced on or after such date, the escalated unit prices then in effect shall be increased by an additional four percent (4%), or by a percentage equal to the annual increase in the CPI from December 1, 2000 through November 30, 2001, whichever is greater and the COMMONWEALTH shall pay for all remaining Work on the basis of such further adjusted unit prices.

      5. Professional Services Compensation. In consideration of the professional services undertaken by ROHN pursuant hereto, and subject to the further provisions of this Paragraph 5, the COMMONWEALTH agrees to pay ROHN, in addition to the other compensation due under the Contract, a professional services fee in the sum of One Hundred Twenty Thousand and 00/100 Dollars ($120,000.00) per month until final completion of all Work under the Contract, as modified by this Contract Modification Agreement. The COMMONWEALTH'S liability to pay such professional services compensation shall be limited to a time period of twelve (12) months, unless the Work is not substantially completed within such time as a result of delays which are the responsibility of the COMMONWEALTH or others for whom it is responsible, in which event such additional professional services compensation shall continue at the same monthly rate until all of the Work is substantially completed. This professional services fee shall be invoiced by ROHN on the 1st day of December, 2000, and on the first day of each month thereafter, and shall be paid by the COMMONWEALTH within not more than thirty (30) days from the date of ROHN's invoice.

      6. Completion Incentive.

      a. In consideration of the foregoing agreements regarding the scope of work and the time for its completion, the COMMONWEALTH agrees to pay to ROHN, in addition to the other compensation due under the Contract, a completion incentive payment for ROHN's attainment of the following interim and final completion milestones:

    --------------------------------------------------------------------------
    Milestone Number            1           2            3           Total
    --------------------------------------------------------------------------
    Date                    12/31/00    6/30/01      11/30/01
    ----                    --------    -------      --------
    --------------------------------------------------------------------------
    Target # of Sites           40          70           110           220
    --------------------------------------------------------------------------
    Cumulative # of Sites       40         110           220           220
    --------------------------------------------------------------------------
    Incentive Established   $750,000    $750,000      $750,000     $2,250,000
    --------------------------------------------------------------------------
    0-49% Complete              0           0             0             0
    --------------------------------------------------------------------------
    50-100% Complete      $375,000 to  $375,000 to   $375,000 to  $375,000 to
                            $750,000    $750,000      $750,000     $2,250,000
    --------------------------------------------------------------------------
    Minimum Payment             0           0             0             0
    --------------------------------------------------------------------------
    Maximum Payment         $750,000    $750,000      $750,000     $2,250,000
    --------------------------------------------------------------------------

      b. ROHN shall be entitled to the completion incentive payments referred to above as long as the specified number of sites are substantially completed by the indicated dates, unless Acceptance Testing of a site or sites uncovers defects or deficiencies in ROHN's work that make the site or sites incapable of being used for its intended purpose, in which case ROHN shall not be entitled to the acceleration incentive payment for such site or sites.

      c. If the Work is not substantially completed on or before November 30, 2001, as a result of delays which are the responsibility of the COMMONWEALTH or others for whom it is responsible, then the above referenced completion incentive payment dates will be equitably adjusted pro rata.

      d. A lump sum completion incentive payment would be paid within forty five
(45) days following milestone completion for completing more than 50% of the number of sites for each milestone based on a multiple of the maximum allowable for that milestone. For example, if only 19 sites were completed by December 31, 2001 for Milestone Number 1, then there would be no incentive payment for that milestone. However, if 32 sites were completed then the payment for that milestone would be 80% of $750,000 or $600,000 (i.e., 32/40 = 80% x $750,000 =
$600,000). For Milestone Number 2, if 100 sites were completed by June 30, 2001, then the incentive payment for that milestone would be $681,750 (i.e., 100/110 = 90.9% x $750,000 = $681,750).

      7. Progress Payments. Notwithstanding any provisions of the Contract to the contrary, including, without limitation, the provisions of Paragraph A.12 and "Rider E," the COMMONWEALTH agrees that the following procedures shall govern payments to be made to ROHN for Work completed under the Contract:

      a. Based upon applications for payment submitted by ROHN to the COMMONWEALTH on a monthly basis, the COMMONWEALTH shall make progress payments to ROHN on account of the sums due under the Contract for Work performed and installed through the date of each such application for payment. Monthly progress payments will be earned and paid on the following basis:

      i. Engineering: When ROHN has submitted all engineering documentation in hardcopy and electronic formats and the required estimate for construction, then such site will be invoiced for 100% of the value of this item, utilizing an invoice that is substantially in the form attached hereto as Exhibit "3." (i.e., either 0% or 100%)

      ii. Towers: When ROHN has manufactured the tower material, but it has not been shipped, then this item will be invoiced for 80% of the tower material value for such site. When the tower material has been shipped to the site, then this item will be invoiced for 100% of the tower material value, including freight. When the tower has been installed, the tower material value (if not previously invoiced) and installation will be invoiced for 100% (i.e., either 0% or 80% of material, or 100% of material & freight, or 100% of material, freight and labor.) These sums will be submitted for payment utilizing an invoice that is substantially in the form attached hereto as Exhibit "4."

      iii. Shelters: When ROHN has manufactured the shelter, but it has not been shipped, then this item will be invoiced for 80% of the shelter material value for such site. When the shelter has been set on the foundation, the shelter material value and installation will be invoiced for 100%. These sums will be submitted for payment utilizing an invoice that is substantially in the form attached hereto as Exhibit "5."

      iv. Generators: When ROHN has manufactured or procured the generator, but it has not been shipped, then this item will be invoiced for 80% of the generator material value for such site. When the generator has been set on the foundation, the generator material value fuel tank and installation will be invoiced for 100%. These sums will be submitted for payment utilizing an invoice that is substantially in the form attached hereto as Exhibit "6."

      v. Site Civil: Finally, if the site is under construction, site civil will be invoiced based on an estimated percentage of work completed as determined by mutually selected Quality Inspection Points that have been completed as of the date of invoice. These sums will be submitted for payment utilizing an invoice that is substantially in the form attached hereto as Exhibit "7."

      b. The period covered by each application for payment shall be one (1) calendar month, ending on the last day of the month.

      c. Provided an application for payment is received by the COMMONWEALTH no later than the twenty fifth (25th) day of a month, the COMMONWEALTH shall make payment to ROHN on account of all sums approved for payment in accordance with the provisions hereof by no later than the twenty fifth (25th) day of the following month. If an application is submitted by ROHN later than the twenty fifth (25th) day of a month, it shall be paid by the COMMONWEALTH within not more than thirty (30) days of the date on which it is approved for payment.

      d. The parties shall continue to cooperate in good faith so as to implement the provisions of Paragraph A.12(B) of the Contract, providing for the submission of ROHN's invoices directly to the COMMONWEALTH's Expedition server. The COMMONWEALTH agrees in this regard to make available to ROHN technical personnel and assistance, without charge to ROHN. Until such time as these technical personnel verify that the Commonwealth has exercised due diligence to ensure the Expedition server system and the Commonwealth's invoice approval and payment processes are fully and reliably operational, ROHN agrees to submit hard, paper copies of all invoice documents, as well as a 1.44M computer floppy disc, or computer CD, containing the electronic files of such hard, paper copies and the COMMONWEALTH agrees to process payment to ROHN in accordance with the foregoing procedures from and after the date and time of its receipt of such materials.

      e. The monthly progress payment procedures referred to herein shall not apply to: (i) the additional professional services fee due under Paragraph 5 hereof, which shall be paid by the COMMONWEALTH in accordance with the provisions of Paragraph 5; and (ii) the completion incentive payment due under Paragraph 6 hereof, which shall be paid by the COMMONWEALTH in accordance with the provisions of Paragraph 6.

      8. Processing of, and Payment for Changes. The COMMONWEALTH agrees that it will execute and issue change orders for extra and/or additional Work that is added to the scope of the Contract within not more than thirty (30) days of the date on which the parties have reached agreement upon the labor, equipment and materials involved and the increased costs attributable to such extra and/or additional work, all in accordance with the further provisions of the Contract, including Paragraph A.52 thereof. The COMMONWEALTH further agrees that payments on account of Work performed and completed pursuant to such change orders will be made on a percentage of completion basis in accordance with the progress payment provisions of Paragraph 7 hereof.

      9. Mutual Release of Claims for Delay. The parties agree that the mutual promises, covenants and conditions of this Contract Modification Agreement are intended to resolve all claims by and between them for delays, interruptions and/or interferences with the orderly progress and completion of the Work that occurred from the date of the Contract, November 23, 1999, through and including the date of this Contract Modification Agreement, November 2, 2000. Accordingly, the parties hereby remise, release and forever discharge one another, and each of their predecessors, successors and/or assigns, of and from any and all manner of claims, liabilities, losses, costs, damages and/or expenses, of whatever kind or nature, and that arise out of or relate to delays, interruptions and/or interferences with the orderly progress and completion of the Work that occurred from the date of the Contract, November 23, 1999, through and including the date of this Contract Modification Agreement, November 2, 2000. It is, however, explicitly understood and agreed that this mutual release is not intended, and shall not be construed, to apply to any delays, interruptions and/or interferences with the orderly progress and completion of the Work that occur on or after November 2, 2000, the date of this Contract Modification Agreement, as to which all rights, claims, remedies and/or defenses of the parties shall be fully and completely preserved.

      IN WITNESS WHEREOF, the parties have each executed this Contract Modification Agreement as of the date and year first above written, by their duly authorized representatives as indicated below.

ATTEST                                          ROHN CONSTRUCTION, INC.

By: /s/ Timothy W. Kirk                         By: /s/ Brian B. Pemberton
    ------------------------------                  ----------------------------
    Name                                            Name

    Secretary                                       President
    ------------------------------                  ----------------------------
    Title                                           Title

    January 15, 2001                                January 15, 2001
    ------------------------------                  ----------------------------
    Date                                            Date

                                                    37-0864832
                                                    ----------------------------
                                                    Fed. Tax ID No.


WITNESS:                                        COMMONWEALTH OF
                                                PENNSYLVANIA, GOVERNOR'S
                                                OFFICE OF ADMINISTRATION


By:                                             By: /s/ Martin F. Horn
    ------------------------------                  ----------------------------
    Name                                            Name

    ------------------------------                  ----------------------------
    Title                                           Title

                                                        1/26/01
    ------------------------------                  ----------------------------
    Date                                            Date


                                                Certification of Funds:
                                                I hereby certify that funds are
Approved for form and legality:                 available in the amount of:

                                                $20,000,000.00

/s/ Charles Anderson
----------------------------------              --------------------------------
OFFICE OF GENERAL COUNSEL                       COMPTROLLER
DATE: 1/19/2001                                 DATE:
                                                     ---------------------------


                                                Approved:
----------------------------------                       -----------------------
DATE:                                           SECRETARY OF THE BUDGET:
     -----------------------------


/s/ Frank Fisher                                BY: /s/ Edward Gaudinsky
----------------------------------                 -----------------------------
AGENCY COUNSEL                                  COMPTROLLER

DATE: 1/25/01                                   DATE: 3/20/01


/s/ David J. DeVries
----------------------------------
ATTORNEY GENERAL

DATE:
     -----------------------------

           Statewide Radio System Site Development Project               1/13/01
                          Contract ME950102

                                   EXHIBIT 1

==========================================================================================================
                                                                                                 Agreement
Region                            Towers                               RFP Totals                Breakdown
----------------------------------------------------------------------------------------------------------
NW-1              180 ft. Guyed - ten (10)                                  10
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - five (5)                         5
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - five (5)                                   5
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - thirteen (13)                             13
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - seven (7)                        7
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                43
                  ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SW-2              180 ft. Guyed - ten (10)                                  10
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - five (5)                         5
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - four (4)                                   4
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - thirteen (13)                             13
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - seven (7)                        7
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                42
----------------------------------------------------------------------------------------------------------
NC-3              180 ft. Guyed - three (3)                                  3
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - two (2)                          2
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - fifteen (15)                              15
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - eleven (11)                     11
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                41
                  ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SC-4              180 ft. Guyed - two (2)                                    2
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - two (2)                          2
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - thirteen (13)                             13
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - eight (8)                        8
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                34
                  ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NE-5              180 ft. Guyed - six (6)                                    6
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - ten (10)                                  10
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - five (5)                         5
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                33
                  ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SE-6              180 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                29
                  ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                         Total                             222                220
                                   Total - Regions 3-6                     136
==========================================================================================================

           Statewide Radio System Site Development Project               1/13/01
                          Contract ME950102

                                   EXHIBIT 2

------------------------------------------------------------------------------------------------------------------------------------
ADAM40        Piney Mountain                 180' SSM A992757                  12 x 16 Concrete      35 kw      1500 AH
------------------------------------------------------------------------------------------------------------------------------------
ADAM90        PDOT Gettysburg                120' Mono                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE01        Salem Church                   195' SS                           12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
ALLE03        Tyler Road                     180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE05        PSP: Findley                   250' H SSMW                       12 x 16 Concrete      N/A
------------------------------------------------------------------------------------------------------------------------------------
ALLE06        State Office Bldg.             Bldg. Mnts.                       n/a                   35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE12        S.C.I. Pittsburgh              180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE17        PennDOT Pine Creek             250' Heavy SSMW                   12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE18        Liberty Tunnell                180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE90        PennDOT Lovedale               180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAV01        Thompsons Run                  250' SS Existing                  12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAV02        Racoon Creek                   180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAV05        Ohioville                      250' Heavy SSMW                   12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAVC1        Mengel Heights                 200' GUY Exist                    12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAVC2                                       180' H SSMW                       n/a                   35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAVC4        Aliguippa                      180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAVC5        MIDLAND                        180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEDF02        Martin Hill                    180' GTM B993111                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BEDF03        Tussey Mt.                     140' Monopole                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEDF04        Hyndman                        180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEDF08        Skin Ridge                     Existing Tower                    12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
BEDF13        Blue Knob State Park           180' SSH A992792                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BERK02        Hopewell                       140' Pole #29200-1054             12 x 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
BERK04        Port Clinton                   180' SSH A992792                  12 x 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
BERK10        BALLY                          130' SS Existing                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BERK11        GPU Mount Penn                 112' SS Existing                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BLAI02        Martinsburg                    180' Heavy SSMW                   12 x 16 Concrete      35 kw
------------------------------------------------------------------------------------------------------------------------------------
BLAI08        Wopsy                          Stress Analysis                   12 x 16 Concrete                 1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BRAD01        Kellog                         330' Guyed Heavy                  12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BRAD02        Mt. Pisgagh                    180' SSV Heavy                    12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BRAD03        Warren                         180' SSH A992792                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BRAD04        Robwood                        180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BRAD05        Thompson                       330' Guyed Heavy                  12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BRAD06        Athens                         330' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BRAD30        Mt. Pisgagh                    180' SSV Heavy                    12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUCK09        PDOT Danboro                   120' Pole                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUCK09r1      PDOT Danboro                                                                           35KW
------------------------------------------------------------------------------------------------------------------------------------
BUCK40        Nockamixon State               180' SSM A992757                  12 x 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
BUCK90        PDOT Travose                   180' SSH A992757                  12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUCK91        PDOT Newton                    180' SSM                          12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUTL01        Hilliards                      330' M GUY                        12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUTL03        Woodbins                       180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUTL90        Butler                         180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUTL93        Cranberry                      180' SS Heavy                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CAMB01        Pindleton                      180' SSH A992792                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CAMB02        Lower Yoder                    180' GTH B993112                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CAMB10        Mineral Point                  Stress Analysis
------------------------------------------------------------------------------------------------------------------------------------
CARB03        Broad                          180' est.
------------------------------------------------------------------------------------------------------------------------------------
CARB04        Bear Mtn                       180' Heavy SSMW                   12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CENT04        RUSH                           180' H SSMW                       12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
CENT05        Rockview                       200' - Existing - Failed          12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CENT08        Little Flat                    180' SSH A992792                  12 x 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
CENT09        Summit Fire Tower              140' Mono M/U                     12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CENT30        Woodward                       180' Heavy                        12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CHES02        Valley Forge PTC               360' SS Upgrade                   12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CHES90        PDOT Costesville               250' SS Medium                    12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CHES90R1      PDOT Boyd's Corner             250' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CHES92        PDOT Vets Hosp. II                                               n/a
------------------------------------------------------------------------------------------------------------------------------------
CHES93        PDOT Oxford                    250' SSH A992778                  n/a                   35 KW      1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CHES94        PDOT Kennet Square             250' SS Light                                           35KW
------------------------------------------------------------------------------------------------------------------------------------
CHES95        PDOT Vets Hosp. II             250' SSM A992775                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CLAR05        Rockville                      180' SS Heavy                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLAR90        Beaver                         180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLEA01        Knobs Fire Tower               400' GT -  Existing               12 x 16 Concrete      35 kw      1500 AH
------------------------------------------------------------------------------------------------------------------------------------
CLEA03
------------------------------------------------------------------------------------------------------------------------------------
CLEA05        Chest                          180' SSH A992792                  12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLEA07        Dubois                         330' Guyed Heavy - Special        12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLEA10        Spring Valley                  180' H SSMW                       12 x 12 Concrete      25kw
------------------------------------------------------------------------------------------------------------------------------------
CLEA11        Shawville                      Stress Analysis
------------------------------------------------------------------------------------------------------------------------------------
CLEA15        Elliot State Park              Stress Analysis 97                12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLEA40        Keating Vor                    330' SS Heavy                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLEA51        SCI Bootcamp                   250' SSM A992775                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CLIN01        Ransaires                      340' SS - Stress Analysis         n/a                   35KW
------------------------------------------------------------------------------------------------------------------------------------
CLIN02        Tamarack                       330' - Existing                   12 x 16 Concrete      35 kw      1500 AH
------------------------------------------------------------------------------------------------------------------------------------
CLIN03        Castanea                       180' SS Heavy                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLIN04        Shoemaker Ridge                180' SS Heavy                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------

           Statewide Radio System Site Development Project               1/13/01
                          Contract ME950102

                                   EXHIBIT 2

------------------------------------------------------------------------------------------------------------------------------------
CLIN05       Farrandaville               180  H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLIN40       Ransaires 2                                                       n/a
------------------------------------------------------------------------------------------------------------------------------------
CLIN41       Ransaires                   330' SSH A992790, 1-2                 12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
COLU01       Catawissa                   180' SSH A992792                      12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
COLU02       VanDine                     250' Heavy SSMW                       12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
CRAW01       Townville                   180' Guy                              12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CRAW03       Shenango                    180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CRAW09       East Mead                   180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CRAW10       Centerville                 180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CUMB02       South Mountain              Stress Analysis                                             35KW
------------------------------------------------------------------------------------------------------------------------------------
CUMB03       Lambs Gap                   Stress Analysis - Upgrade PIROO                             35KW
------------------------------------------------------------------------------------------------------------------------------------
CUMB04       Big Flat Fire Tower         180' SSH A992792                      12 x 16 Concrete      35kw     1500 AH
------------------------------------------------------------------------------------------------------------------------------------
CUMB60       Shippensburg                330' SSH                              12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
DAUP01       Ellendale                   180' SSH A992792                      12 x 16 Concrete      35KW     1500 AH
------------------------------------------------------------------------------------------------------------------------------------
DAUP03       Peters Mountain             Stress Analysis                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
DAUP05       Lykens PGC                  180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
DAUP09       PSP Division HQ             100' SS                               UPGRADE               35kw
------------------------------------------------------------------------------------------------------------------------------------
DAUP17       CTC (City Coverage)         160' Tap MonoP - Summit 9521-A520     12 x 16 Concrete      35kw     1500 AH
------------------------------------------------------------------------------------------------------------------------------------
DAUP31       Marada Gap GPU              170' SS Existing                      12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
DELA01       PENNDOT Media II            250' SSH                              12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
DELA02       Ridley Creek                                                      n/a
------------------------------------------------------------------------------------------------------------------------------------
DELA90       Rte. 95 Northbound          120' Mono 29200-1516 R1 10/27/00      12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
DELA91       PDOT Lawrence Rd.           250' SSH A992778                      12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
DELA92       PENNDOT Media II            250' SSH A992778                      12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
ERIE04       Corry                       180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE14       Corry                       180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE40       Presque Isle                140' SSV A001246                      n/a                   N/A
------------------------------------------------------------------------------------------------------------------------------------
ERIE41       Presque Isle Park                                                                       35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE90       SUMMIT                      180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE91       ELK CREEK                   180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE92       WASHINGTON                  180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE93       NORTHEAST                   180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE01       Pondfield                   250' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE02       Brownfield                  180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE04       Dunbar                      180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE07       Ramcat                      180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE09       Tharp Knob                  250' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE10       Laurel Ridge                180' Heavy SSMW                                             35KW
------------------------------------------------------------------------------------------------------------------------------------
FORE92       Jenks                       180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FRAN02       Snowy Mountain              120' MONO MwU                         n/a                   35KW
------------------------------------------------------------------------------------------------------------------------------------
FULT04       Windy                       180' H SSMW                           12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
FULT40       Tuscorora Summit            180' GTH B993112                      12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
GREE08       Waynesburg DOT              250' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
GREE09       S.C.I. Waynesburg           250' Guy Heavy                        12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
GREE90       Waynesburg Route 19         180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
HUNT01       Loop Lookout                180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
HUNT02       Rothrock                    180' GT                               12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
HUNT04       Butler Knob                 180' SSH A992792                      12 x 16 Concrete      35KW     1500 AH
------------------------------------------------------------------------------------------------------------------------------------
HUNT06       CHEST #2                    180' H SSMW                           12 x 16 Concrete      35kw     500 AH
------------------------------------------------------------------------------------------------------------------------------------
HUNT10       Smithfield                  140' Mono                             12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
INDI01       Clymer Fire Tower           250' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
INDI03       Two Lick                    180' Heavy SSMW
------------------------------------------------------------------------------------------------------------------------------------
INDI07       Kaal Run                                                                                35KW
------------------------------------------------------------------------------------------------------------------------------------
INDI08       Penn View Fire Tower        180' Heavy SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
INDI12       GPU                         250' Heavy SSMW                                             35KW
------------------------------------------------------------------------------------------------------------------------------------
JEFF90       Eldred                      180' SSH Heavy                        12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
JUNI01       Shade Mountain              330' GT                               12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
JUNI03       Wagner                      180' H SSMW                           12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
JUNI05       Ickesburg PGC               180' Heavy SSMW                       12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
LACK04       Moosie                      180' Heavy SSMW                       12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
LACK05       Big Pine                    180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LANC04       Holtwood                                                          12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LANC33       Truce                       250' SSH                              12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LAWR90       MAHONING                    180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LEHI05       Flint Hill                  180' SSMW                             12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
LEHI05-r1    Flint Hill                  SA - OK                               12 x 16 Concrete      35kw     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
LUZE01       Wyomingv Mtn                180' SS                               12 x 16 Concrete      45kw
------------------------------------------------------------------------------------------------------------------------------------
LUZE04       Shickshinny                 180' SSH A992792                      12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
LUZE05       Nescopeck                   180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LUZE06       Red Rock                    180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LUZE07       PSP Hazelton                180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LYCO01       Shaffer's Path              330' GT - Kuhn B991682                12 x 16 Concrete      35KW     2000 AH
------------------------------------------------------------------------------------------------------------------------------------
LYCO02       Waterville                  330' H Guy                            12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LYCO03       McNett                      180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LYCO14       Long Ridge                  180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LYCO15       Shrivers Ridge              180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------

                Statewide Radio System Site Development Project
                               Contract ME950102
                                   EXHIBIT 2

------------------------------------------------------------------------------------------------------------------------------------
MCKE01        Port Allegheny                 290' SS - Existing                12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
MCKE03        Hedgehog                       180' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MCKE09        Mt. Alton                      180' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MCKE11        Bradford                       180' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MCKE90        McKean Stockpile               250' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MERC90        MERCER                         250' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MIFF02        McVeytown                                                        n/a
------------------------------------------------------------------------------------------------------------------------------------
MONR01        Pimple Hill                    180' Heavy SSMW                   12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
MONR03        Coolbaugh                      180' SSH A992792                  12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
MONRO4        Big Poconos Fire               250' H SSMW
------------------------------------------------------------------------------------------------------------------------------------
MONR09        Fox                            110' SS Existing                  12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MONT01        Montour                        180' Heavy SSMW
------------------------------------------------------------------------------------------------------------------------------------
MONY03        Gulph Mills                    180' SSM A992757                  12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
MONY50        Graterford Prison              250' SSM A992775                  12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
NORU02        Little Mtn.                    180'H SSMW                        12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
NORU05        Boyer's Knob                   180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
NORU06        Beacon Hill                    180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
PERR01        Big Knob Fire Tower            330' SSM A992785                  12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
PERR02        Three Square Hollow            Stress Analysis- 180'
                                             PIROD                             12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
PERR05        Perry PDOT Maint 8-9           180' SSH                          12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
PHIL02        PSP Phil. Hq. Trp K.           180' SSM A992757                  12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
PIKE01        HIGH KNOB                      250 H SSMW                        12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
PIKE06        Lackawaxan                     180' H SSMW                       12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
PIKE07        Decker                         180' SSH                          12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
PIKE08        Lehman Twp.                    330' Med Existing                 12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
PIKE09        Dingmans Ferry                 250 SS Medium                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
POTT12        Denton Hill                    330' GTH B993117                  12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
SCHU01        Bears Head                     200' SS                           12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SCHU03        Keffers                        Upgrade                           12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
SCHUO4        Hegins                                                           n/a
------------------------------------------------------------------------------------------------------------------------------------
SCHU06        Wildcat Mountain               180' SSH                          12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SCHU50        Frackville SCI                 185' WATER TOWER -
                                             Existing                          12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
SNYD02        Richfield                      330' SSVMW                        12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
SNYD03        Blue Hill                      180' SSH A992792                  12 X 16 Concrete      35kw       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
SOME01        Forbes                         180' Heavy SSMW                                         35KW
------------------------------------------------------------------------------------------------------------------------------------
SOME05        Statler Hill PSP               180' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SOME06        Negro Mountain                 180' Heavy SSMW                                         35KW
------------------------------------------------------------------------------------------------------------------------------------
SOME07        Glade City                     Not Identified                                          35KW
------------------------------------------------------------------------------------------------------------------------------------
SULL01        North Mt.                      250' est.
------------------------------------------------------------------------------------------------------------------------------------
SULL02        Indian Ridge                   180' SSH A992792                  12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
SULL03        Bear Wallow                    250' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SULL04        Forksville                     180' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SULL06        Sullivan                                                                               35KW
------------------------------------------------------------------------------------------------------------------------------------
SUSQ04        Round Hill                     180' Heavy SSMW                   12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
SUSQ05        Friendsville                   180' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SUSQ06        Great Bend                     180' SSH A992792                  12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
SUSQ07        Elk Mtn                        180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
TIOG05        Cedar Solar                    330' SSMW Heavy                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
TIOG11        Tower Hill                     180' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
UNIO01        Sand Mountain                  330' GuySp B000657                12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
VENA01        Polk                           255' GT - Existing                12 X 16 Concrete      35kw       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
VENA03        Cranberry                      180' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
VENA05        Plumer                         330' Guyed Heavy                  12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
VENA08        POINT HILL                     300/330'F SSH AD01089             12 X 16 Concrete      35kw       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
VENA90        SandyCreek                     180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
VENA92        Oilcreek                       180' SSV Heavy                    12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WARR01        Youngsville                    180' GT - Existing                12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
WASH01        Mt. Wheeler                    150' SS Existing                  12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASH03        Claysville                     180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASH04                                                                                               35KW
------------------------------------------------------------------------------------------------------------------------------------
WASH06        Washington                     330' H Guy                        12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASHc10       Washington Park                220' SS                           12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASHc11       Woodruff                       180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASHc3        Donors                         180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASHC5        McMurray                       180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASHc7        Mt. Pleasant                   180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN03        Big Hickory                    180' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYNO4        Newfoundland                   180' M SS                         12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN05        Starucca                       180' Heavy SSMW                   12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
WAYN11        Equinunk                       180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN13        Lakewood EMS                   180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN14        Honesdale Cliffs               180' SS Existing                  12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN31        Beach Lake                     330' H Guy                        12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WEST01        Pea Vine                       180' Heavy SSMW                                         35KW
------------------------------------------------------------------------------------------------------------------------------------
WEST02        Bear Cave                      180' Heavy SSMW                                         35KW
------------------------------------------------------------------------------------------------------------------------------------
WEST03        Beacon                         240' SSMW                         12 X 24 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------

                Statewide Radio System Site Development Project
                               Contract ME950102
                                   EXHIBIT 2

------------------------------------------------------------------------------------------------------------------------------------
WEST04        Rodney                         200' Existing                     UPGRADE               35KW
------------------------------------------------------------------------------------------------------------------------------------
WEST07        PSP: Latrobe                   180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK01        Bunches PTC                    260' SS upgrade                   12 X 24 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
YORK07        Lewis Park                                                       n/a
------------------------------------------------------------------------------------------------------------------------------------
YORK16        Conewago                       250' SSH A992778                  12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
YORK16R1      Conewago                       250' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK41        Codorus                        330' SSH                                                35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK83 RS                                    360' SSH                                                35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK89        Fawn                           330' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK93        PDOT Codorus St.               330' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK94        Rest Area                      330' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK94r1      Rest Area                                                                              35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK95        Shrewsbury                     360' SS                           12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------

                   Statewide Radio System Development Project

                               Contract ME950102

                                    EXHIBIT 3

ENGINEERING                                 Invoices for the Month of:   [MONTH]
Invoice Detail                                                           1/13/01

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Total due this
Site                Labor          % Comp.     Material      % Comp.   Total Due    Amt. Prev. Inv.       Period
-------------------------------------------------------------------------------------------------------------------
DAUP01
CLEA01               $18,593        100%                                 $18,593         $18,593
SCHU50               $23,831        100%                                 $23,831                          $23,831
CLINO2               $19,998        100%                                 $19,998                          $19,998

                                                 Sample

-------------------------------------------------------------------------------------------------------------------
Subtotal             $62,422                                             $62,422         $18,593          $43,829
-------------------------------------------------------------------------------------------------------------------

Changes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Subtotal
-------------------------------------------------------------------------------------------------------------------
GRAND
TOTAL                $62,422                                             $62,422         $18,593          $43,829
-------------------------------------------------------------------------------------------------------------------

                   Statewide Radio System Development Project

                               Contract ME950102

                                    EXHIBIT 4

TOWER                                       Invoices for the Month of:   [MONTH]
Invoice Detail                                                           1/13/01

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Total due this
Site                Labor          % Comp.     Material      % Comp.   Total Due    Amt. Prev. Inv.       Period
-------------------------------------------------------------------------------------------------------------------
DAUP01
CLEA01
SCHU50
CLINO2               $48,750        100%       $24,176       100%        $72,926                          $72,926

                                                 Sample

-------------------------------------------------------------------------------------------------------------------
Subtotal             $48,750                   $24,176                   $72,926                          $72,926
-------------------------------------------------------------------------------------------------------------------

Changes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Subtotal
-------------------------------------------------------------------------------------------------------------------
GRAND
TOTAL                $48,750                   $24,176                   $72,926                          $72,926
-------------------------------------------------------------------------------------------------------------------

                   Statewide Radio System Development Project

                               Contract ME950102

                                    EXHIBIT 5

SHELTER                                     Invoices for the Month of:   [MONTH]
Invoice Detail                                                           1/13/01

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Total due this
Site                Labor          % Comp.     Material      % Comp.   Total Due    Amt. Prev. Inv.       Period
-------------------------------------------------------------------------------------------------------------------
DAUP01
CLEA01               $16,560        100%       $68,500       100%        $85,060                          $85,060
SCHU50
CLINO2               $13,195        100%       $68,598       100%        $81,793          $81,793

                                                 Sample

-------------------------------------------------------------------------------------------------------------------
Subtotal             $29,755                  $137,098                  $166,853          $81,793         $85,060
-------------------------------------------------------------------------------------------------------------------

Changes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Subtotal
-------------------------------------------------------------------------------------------------------------------
GRAND
TOTAL                $29,755                  $137,098                  $166,853          $81,793         $85,060
-------------------------------------------------------------------------------------------------------------------

                   Statewide Radio System Development Project

                               Contract ME950102

                                   EXHIBIT 6

GENERATOR                                   Invoices for the Month of:   [MONTH]
Invoice Detail                                                           1/13/01

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Total due this
Site                Labor          % Comp.     Material      % Comp.   Total Due    Amt. Prev. Inv.      Period
-------------------------------------------------------------------------------------------------------------------
DAUP01
CLEA01               $8,311         100%       $15,611       100%        $23,922                          $23,922
SCHU50
CLINO2               $8,311         100%       $15,611       100%        $23,922                          $23,922

                                                 Sample

-------------------------------------------------------------------------------------------------------------------
Subtotal             $61,622                   $31,222                   $47,844                          $47,844
-------------------------------------------------------------------------------------------------------------------

Changes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Subtotal
-------------------------------------------------------------------------------------------------------------------
GRAND
TOTAL                $61,622                   $31,222                   $47,844                          $47,844
-------------------------------------------------------------------------------------------------------------------

                   Statewide Radio System Development Project

                               Contract ME950102

                                    EXHIBIT 7

SITE/CIVIL                                  Invoices for the Month of:   [MONTH]
Invoice Detail                                                           1/13/01

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Total due this
Site                Labor          % Comp.     Material      % Comp.   Total Due    Amt. Prev. Inv.      Period
-------------------------------------------------------------------------------------------------------------------
DAUP01
CLEA01              $77,337         100%                                 $77,337                          $77,337
SCHU50
CLINO2              $87,621          50%                                 $43,811         $43,811

                                                 Sample

-------------------------------------------------------------------------------------------------------------------
Subtotal            $164,958                                            $121,148         $43,811          $77,337
-------------------------------------------------------------------------------------------------------------------

Changes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Subtotal
-------------------------------------------------------------------------------------------------------------------
GRAND
TOTAL                $164,958                                            $121,148         $43,811          $77,337
-------------------------------------------------------------------------------------------------------------------

                 Statewide Radio System Site Development Project
                                Contract ME950102

                                    EXHIBIT 1

==========================================================================================================
                                                                                                 Agreement
Region                            Towers                               RFP Totals                Breakdown
----------------------------------------------------------------------------------------------------------
NW-1              180 ft. Guyed - ten (10)                                  10
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - five (5)                         5
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - five (5)                                   5
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - thirteen (13)                             13
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - seven (7)                        7
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                43
                  ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SW-2              180 ft. Guyed - ten (10)                                  10
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - five (5)                         5
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - four (4)                                   4
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - thirteen (13)                             13
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - seven (7)                        7
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                42
----------------------------------------------------------------------------------------------------------
NC-3              180 ft. Guyed - three (3)                                  3
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - two (2)                          2
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - fifteen (15)                              15
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - eleven (11)                     11
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                41
                  ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SC-4              180 ft. Guyed - two (2)                                    2
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - two (2)                          2
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - thirteen (13)                             13
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - eight (8)                        8
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                34
                  ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NE-5              180 ft. Guyed - six (6)                                    6
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting three (3)                          3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - ten (10)                                  10
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - five (5)                         5
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                33
                  ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SE-6              180 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  180 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  250 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  250 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                  330 ft. Guyed - seven (7)                                  7
                  ----------------------------------------------------------------------------------------
                  330 ft. Self-Supporting - three (3)                        3
                  ----------------------------------------------------------------------------------------
                                       Existing Site Upgrade                 0
                  ----------------------------------------------------------------------------------------
                                                   Monopoles                 0
                  ----------------------------------------------------------------------------------------
                                                    subtotal                29
                  ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                         Total                             222                220
                                   Total - Regions 3-6                     138
==========================================================================================================

                 Statewide Radio System Site Development Project
                                Contract ME950102

                                    EXHIBIT 2

------------------------------------------------------------------------------------------------------------------------------------
ADAM40        Piney Mountain                 180' SSM A992757                  12 x 16 Concrete      35 kw      1500 AH
------------------------------------------------------------------------------------------------------------------------------------
ADAM90        PDOT Gettysburg                120' Mono                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE01        Salem Church                   195' SS                           12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
ALLE03        Tyler Road                     180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE05        PSP: Findley                   250' H SSMW                       12 x 16 Concrete      N/A
------------------------------------------------------------------------------------------------------------------------------------
ALLE06        State Office Bldg.             Bldg. Mnts.                       n/a                   35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE12        S.C.I. Pittsburgh              180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE17        PennDOT Pine Creek             250' Heavy SSMW                   12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE18        Liberty Tunnell                180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ALLE90        PennDOT Lovedale               180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAV01        Thompsons Run                  250' SS Existing                  12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAV02        Racoon Creek                   180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAV05        Ohioville                      250' Heavy SSMW                   12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAVC1        Mengel Heights                 200' GUY Exist                    12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAVC2                                       180' H SSMW                       n/a                   35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAVC4        Aliguippa                      180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEAVC5        MIDLAND                        180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEDF02        Martin Hill                    180' GTM B993111                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BEDF03        Tussey Mt.                     140' Monopole                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEDF04        Hyndman                        180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BEDF08        Skin Ridge                     Existing Tower                    12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
BEDF13        Blue Knob State Park           180' SSH A992792                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BERK02        Hopewell                       140' Pole #29200-1054             12 x 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
BERK04        Port Clinton                   180' SSH A992792                  12 x 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
BERK10        BALLY                          130' SS Existing                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BERK11        GPU Mount Penn                 112' SS Existing                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BLAI02        Martinsburg                    180' Heavy SSMW                   12 x 16 Concrete      35 kw
------------------------------------------------------------------------------------------------------------------------------------
BLAI08        Wopsy                          Stress Analysis                   12 x 16 Concrete                 1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BRAD01        Kellog                         330' Guyed Heavy                  12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BRAD02        Mt. Pisgagh                    180' SSV Heavy                    12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BRAD03        Warren                         180' SSH A992792                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
BRAD04        Robwood                        180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BRAD05        Thompson                       330' Guyed Heavy                  12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BRAD06        Athens                         330' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BRAD30        Mt. Pisgagh                    180' SSV Heavy                    12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUCK09        PDOT Danboro                   120' Pole                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUCK09r1      PDOT Danboro                                                                           35KW
------------------------------------------------------------------------------------------------------------------------------------
BUCK40        Nockamixon State               180' SSM A992757                  12 x 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
BUCK90        PDOT Travose                   180' SSH A992757                  12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUCK91        PDOT Newton                    180' SSM                          12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUTL01        Hilliards                      330' M GUY                        12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUTL03        Woodbins                       180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUTL90        Butler                         180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
BUTL93        Cranberry                      180' SS Heavy                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CAMB01        Pindleton                      180' SSH A992792                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CAMB02        Lower Yoder                    180' GTH B993112                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CAMB10        Mineral Point                  Stress Analysis
------------------------------------------------------------------------------------------------------------------------------------
CARB03        Broad                          180' est.
------------------------------------------------------------------------------------------------------------------------------------
CARB04        Bear Mtn                       180' Heavy SSMW                   12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CENT04        RUSH                           180' H SSMW                       12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
CENT05        Rockview                       200' - Existing - Failed          12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CENT08        Little Flat                    180' SSH A992792                  12 x 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
CENT09        Summit Fire Tower              140' Mono M/U                     12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CENT30        Woodward                       180' Heavy                        12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CHES02        Valley Forge PTC               360' SS Upgrade                   12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CHES90        PDOT Costesville               250' SS Medium                    12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CHES90R1      PDOT Boyde's Corner            250' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CHES92        PDOT Vets Hosp. II                                               n/a
------------------------------------------------------------------------------------------------------------------------------------
CHES93        PDOT Oxford                    250' SSH A992778                  n/a                   35 KW      1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CHES94        PDOT Kennet Square             250' SS Light                                           35KW
------------------------------------------------------------------------------------------------------------------------------------
CHES95        PDOT Vets Hosp. II             250' SSM A992775                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CLAR05        Rockville                      180' SS Heavy                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLAR90        Beaver                         180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLEA01        Knobs Fire Tower               400' GT -  Existing               12 x 16 Concrete      35 kw      1500 AH
------------------------------------------------------------------------------------------------------------------------------------
CLEA03
------------------------------------------------------------------------------------------------------------------------------------
CLEA05        Chest                          180' SSH A992792                  12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLEA07        Dubois                         330' Guyed Heavy - Special        12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLEA10        Spring Valley                  180' H SSMW                       12 x 12 Concrete      25kw
------------------------------------------------------------------------------------------------------------------------------------
CLEA11        Shawville                      Stress Analysis
------------------------------------------------------------------------------------------------------------------------------------
CLEA15        Elliot State Park              Stress Analysis 97                12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLEA40        Keating Vor                    330' SS Heavy                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLEA51        SCI Bootcamp                   250' SSM A992775                  12 x 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
CLIN01        Ransaires                      340' SS - Stress Analysis         n/a                   35KW
------------------------------------------------------------------------------------------------------------------------------------
CLIN02        Tamarack                       330' - Existing                   12 x 16 Concrete      35 kw      1500 AH
------------------------------------------------------------------------------------------------------------------------------------
CLIN03        Castanea                       180' SS Heavy                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLIN04        Shoemaker Ridge                180' SS Heavy                     12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------

                 Statewide Radio System Site Development Project
                                Contract ME950102

                                    EXHIBIT 2

------------------------------------------------------------------------------------------------------------------------------------
CLIN05       Farrandaville               180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CLIN40       Ransaires 2                                                       n/a
------------------------------------------------------------------------------------------------------------------------------------
CLIN41       Ransaires                   330' SSH A992790, 1-2                 12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
COLU01       Catawissa                   180' SSH A992792                      12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
COLU02       VanDine                     250' Heavy SSMW                       12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
CRAW01       Townville                   180' Guy                              12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CRAW03       Shenango                    180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CRAW09       East Mead                   180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CRAW10       Centerville                 180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
CUMB02       South Mountain              Stress Analysis                                             35KW
------------------------------------------------------------------------------------------------------------------------------------
CUMB03       Lambs Gap                   Stress Analysis - Upgrade PIROO                             35KW
------------------------------------------------------------------------------------------------------------------------------------
CUMB04       Big Flat Fire Tower         180' SSH A992792                      12 x 16 Concrete      35kw     1500 AH
------------------------------------------------------------------------------------------------------------------------------------
CUMB60       Shippensburg                330' SSH                              12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
DAUP01       Ellendale                   180' SSH A992792                      12 x 16 Concrete      35KW     1500 AH
------------------------------------------------------------------------------------------------------------------------------------
DAUP03       Peters Mountain             Stress Analysis                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
DAUP05       Lykens PGC                  180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
DAUP09       PSP Division HQ             100' SS                               UPGRADE               35kw
------------------------------------------------------------------------------------------------------------------------------------
DAUP17       CTC (City Coverage)         160' Tap MonoP - Summit 9521-A520     12 x 16 Concrete      35 k     1500 AH
------------------------------------------------------------------------------------------------------------------------------------
DAUP31       Marada Gap GPU              170' SS Existing                      12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
DELA01       PENNDOT Media II            250' SSH                              12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
DELA02       Ridley Creek                                                      n/a
------------------------------------------------------------------------------------------------------------------------------------
DELA90       Rte. 95 Northbound          120' Mono 29200-1516 R1 10/27/00      12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
DELA91       PDOT Lawrence Rd.           250' SSH A992778                      12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
DELA92       PENNDOT Media II            250' SSH A992778                      12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
ERIE04       Corry                       180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE14       Corry                       180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE40       Presque Isle                140' SSV A001246                      n/a                   N/A
------------------------------------------------------------------------------------------------------------------------------------
ERIE41       Presque Isle Park                                                                       35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE90       SUMMIT                      180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE91       ELK CREEK                   180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE92       WASHINGTON                  180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
ERIE93       NORTHEAST                   180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE01       Pondfield                   250' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE02       Brownfield                  180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE04       Dunbar                      180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE07       Ramcat                      180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE09       Tharp Knob                  250' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FAYE10       Laurel Ridge                180' Heavy SSMW                                             35KW
------------------------------------------------------------------------------------------------------------------------------------
FORE92       Jenks                       180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
FRAN02       Snowy Mountain              120' MONO MwU                         n/a                   35KW
------------------------------------------------------------------------------------------------------------------------------------
FULT04       Windy                       180' H SSMW                           12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
FULT40       Tuscorora Summit            180'GTH B993112                       12 x 16 Concrete      35KW     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
GREE08       Waynesburg DOT              250' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
GREE09       S.C.I. Waynesburg           250' Guy Heavy                        12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
GREE90       Waynesburg Route 19         180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
HUNT01       Loop Lookout                180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
HUNT02       Rothrock                    180' GT                               12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
HUNT04       Butler Knob                 180' SSH A992792                      12 x 16 Concrete      35KW     1500 AH
------------------------------------------------------------------------------------------------------------------------------------
HUNT06       CHEST #2                    180' H SSMW                           12 x 16 Concrete      35kw     500 AH
------------------------------------------------------------------------------------------------------------------------------------
HUNT10       Smithfield                  140' Mono                             12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
INDI01       Clymer Fire Tower           250' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
INDI03       Two Lick                    180' Heavy SSMW
------------------------------------------------------------------------------------------------------------------------------------
INDI07       Kall Run                                                                                35KW
------------------------------------------------------------------------------------------------------------------------------------
INDI08       Penn View Fire Tower        180' Heavy SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
INDI12       GPU                         250' Heavy SSMW                                             35KW
------------------------------------------------------------------------------------------------------------------------------------
JEFF90       Eldred                      180' SSH Heavy                        12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
JUNI01       Shade Mountain              330' GT                               12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
JUNI03       Wagner                      180' H SSMW                           12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
JUNI05       Ickesburg PGC               180' Heavy SSMW                       12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
LACK04       Moosie                      180' Heavy SSMW                       12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
LACK05       Big Pine                    180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LANC04       Holtwood                                                          12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LANC33       Truce                       250' SSH                              12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LAWR90       MAHONING                    180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LEHI05       Flint Hill                  180' SSMW                             12 x 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
LEHI05-r1    Flint Hill                  SA - OK                               12 x 16 Concrete      35kw     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
LUZE01       Wyomingv Mtn                180' SS                               12 x 16 Concrete      45kw
------------------------------------------------------------------------------------------------------------------------------------
LUZE04       Shickshinny                 180' SSH A992792                      12 x 16 Concrete      35 K     1000 AH
------------------------------------------------------------------------------------------------------------------------------------
LUZE05       Nescopeck                   180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LUZE06       Red Rock                    180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LUZE07       PSP Hazelton                180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LYCO01       Shaffer's Path              330' GT - Kuhn B991682                12 x 16 Concrete      35KW     2000 AH
------------------------------------------------------------------------------------------------------------------------------------
LYCO02       Waterville                  330' H Guy                            12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LYCO03       McNett                      180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LYCO14       Long Ridge                  180' SS Heavy                         12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
LYCO15       Shrivers Ridge              180' H SSMW                           12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------

                Statewide Radio System Site Development Project
                               Contract ME950102
                                   EXHIBIT 2

------------------------------------------------------------------------------------------------------------------------------------
MCKE01        Port Allegheny                 290' SS - Existing                12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
MCKE03        Hedgehog                       180' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MCKE09        Mt. Alton                      180' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MCKE11        Bradford                       180' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MCKE90        McKean Stockpile               250' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MERC90        MERCER                         250' H SSMW                        12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MIFF02        McVeytown                                                        n/a
------------------------------------------------------------------------------------------------------------------------------------
MONR01        Pimple Hill                    180' Heavy SSMW                   12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
MONR03        Coolbaugh                      180' SSH A992792                  12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
MONRO4        Big Poconoe Fire               250' H SSMW
------------------------------------------------------------------------------------------------------------------------------------
MONR09        Fox                            110' SS Existing                  12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
MONT01        Montour                        180' Heavy SSMW
------------------------------------------------------------------------------------------------------------------------------------
MONY03        Gulph Mills                    180' SSM A992757                  12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
MONY50        Graterford Prison              250' SSM A992775                  12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
NORU02        Little Mtn.                    180'H SSMW                        12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
NORU05        Boyer's Knob                   180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
NORU06        Beacon Hill                    180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
PERR01        Big Knob Fire Tower            330' SSM A992785                  12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
PERR02        Three Square Hollow            Stress Analysis- 180'
                                             PIROD - S                         12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
PERR05        Perry PDOT Maint 8-9           180' SSH                          12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
PHIL02        PSP Phil. Hq. Trp K.           180' SSM A992757                  12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
PIKE01        HIGH KNOB                      250 H SSMW                        12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
PIKE06        Lackawaxen                     180' H SSMW                       12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
PIKE07        Decker                         180' SSH                          12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
PIKE08        Lehman Twp.                    330' Med Existing                 12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
PIKE09        Dingmans Ferry                 250 SS Medium                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
POTT12        Denton Hill                    330' GTH B993117                  12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
SCHU01        Bears Head                     200' SS                           12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SCHU03        Keffers                        Upgrade                           12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
SCHUO4        Hegins                                                           n/a
------------------------------------------------------------------------------------------------------------------------------------
SCHU06        Wildcat Mountain               180' SSH                          12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SCHU50        Frackville SCI                 185' WATER TOWER -
                                             Existing                          12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
SNYD02        Richfield                      330' SSVMW                        12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
SNYD03        Blue Hill                      180' SSH A992792                  12 X 16 Concrete      35kw       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
SOME01        Forbes                         180' Heavy SSMW                                         35KW
------------------------------------------------------------------------------------------------------------------------------------
SOME05        Statler Hill PSP               180' H SSMW                       12 x 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SOME06        Negro Mountain                 180' Heavy SSMW                                         35KW
------------------------------------------------------------------------------------------------------------------------------------
SOME07        Glade City                     Not Identified                                          35KW
------------------------------------------------------------------------------------------------------------------------------------
SULL01        North Mt.                      250' ast
------------------------------------------------------------------------------------------------------------------------------------
SULL02        Indian Ridge                   180' SSH A992792                  12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
SULL03        Bear Wallow                    250' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SULL04        Forksville                     180' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SULL06        Sullivan                                                                               35KW
------------------------------------------------------------------------------------------------------------------------------------
SUSQ04        Round Hill                     180' Heavy SSMW                   12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
SUSQ05        Friendsville                   180' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
SUSQ06        Great Bend                     180' SSH A992792                  12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
SUSQ07        Elk Mtn                        180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
TIOG05        Cedar Solar                    330' SSMW Heavy                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
TIOG11        Tower Hill                     180' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
UNIO01        Sand Mountain                  330' GuySp B000657                12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
VENA01        Polk                           255' GT - Existing                12 X 16 Concrete      35kw       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
VENA03        Cranberry                      180' SS Heavy                     12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
VENA05        Plumer                         330' Guyed Heavy                  12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
VENA08        POINT HILL                     300/330'F SSH AD01089             12 X 16 Concrete      35kw       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
VENA90        SandyCreek                     180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
VENA92        Oilcreek                       180' SSV Heavy                    12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WARR01        Youngsville                    180' GT - Existing                12 X 16 Concrete      35KW       1500 AH
------------------------------------------------------------------------------------------------------------------------------------
WASH01        Mt. Wheeler                    150' SS Existing                  12 X 20 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASH03        Claysville                     180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASH04                                                                                               35KW
------------------------------------------------------------------------------------------------------------------------------------
WASH06        Washington                     330' H Guy                        12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASHc10       Washington Park                220' SS                           12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASHc11       Woodruff                       180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASHc3        Donora                         180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASHC5        McMurray                       180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WASHc7        Mt. Pleasant                   180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN03        Big Hickory                    180' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN04        Newfoundland                   180' M SS                         12 X 16 Concrete      35kw
------------------------------------------------------------------------------------------------------------------------------------
WAYN05        Starucca                       180' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN11        Equinunk                       180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN13        Lakewood EMS                   180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN14        Honesdale Cliffs               180' SS Existing                  12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WAYN31        Beach Lake                     330' H Guy                        12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
WEST01        Pea Vine                       180' Heavy SSMW                                         35KW
------------------------------------------------------------------------------------------------------------------------------------
WEST02        Bear Cave                      180' Heavy SSMW                                         35KW
------------------------------------------------------------------------------------------------------------------------------------
WEST03        Beacon                         240' SSMW                         12 X 24 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------

                Statewide Radio System Site Development Project
                               Contract ME950102
                                   EXHIBIT 2

------------------------------------------------------------------------------------------------------------------------------------
WEST04        Rodney                         200' Existing                     UPGRADE               35KW
------------------------------------------------------------------------------------------------------------------------------------
WEST07        PSP: Latrobe                   180' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK01        Bunches PTC                    260' SS upgrade                   12 X 24 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
YORK07        Lewis Park                                                       n/a
------------------------------------------------------------------------------------------------------------------------------------
YORK16        Conewago                       250' SSH A992778                  12 X 16 Concrete      35KW       1000 AH
------------------------------------------------------------------------------------------------------------------------------------
YORK16R1      Conewago                       250' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK41        Codorus                        330' SSH                                                35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK83 RS                                    360' SSH                                                35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK89        Fawn                           330' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK93        PDOT Codorus St.               330' Heavy SSMW                   12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK94        Rest Area                      330' H SSMW                       12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK94r1      Rest Area                                                                              35KW
------------------------------------------------------------------------------------------------------------------------------------
YORK95        Shrewsbury                     360' SS                           12 X 16 Concrete      35KW
------------------------------------------------------------------------------------------------------------------------------------

                   Statewide Radio System Development Project

                               Contract ME950102

                                    EXHIBIT 3

ENGINEERING                                 Invoices for the Month of:   [MONTH]
Invoice Detail

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Total due this
Site                Labor          % Comp.     Material      % Comp.   Total Due    Amt. Prev. Inv.       Period
-------------------------------------------------------------------------------------------------------------------
DAUP01
CLEA01               $18,593        100%                                 $18,593         $18,593
SCHU50               $23,831        100%                                 $23,831                          $23,831
CLINO2               $19,998        100%                                 $19,998                          $19,998

                                                 Sample

-------------------------------------------------------------------------------------------------------------------
Subtotal             $62,422                                             $62,422         $18,593          $43,829
-------------------------------------------------------------------------------------------------------------------

Changes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Subtotal
-------------------------------------------------------------------------------------------------------------------
GRAND
TOTAL                $62,422                                             $62,422         $18,593          $43,829
-------------------------------------------------------------------------------------------------------------------

                   Statewide Radio System Development Project

                               Contract ME950102

                                    EXHIBIT 4

TOWER                                       Invoices for the Month of:   [MONTH]
Invoice Detail

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Total due this
Site                Labor          % Comp.     Material      % Comp.   Total Due    Amt. Prev. Inv.       Period
-------------------------------------------------------------------------------------------------------------------
DAUP01
CLEA01
SCHU50
CLINO2               $48,750        100%       $24,176       100%        $72,926                          $72,926

                                                 Sample

-------------------------------------------------------------------------------------------------------------------
Subtotal             $48,750                   $24,176                   $72,926                          $72,926
-------------------------------------------------------------------------------------------------------------------

Changes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Subtotal
-------------------------------------------------------------------------------------------------------------------
GRAND
TOTAL                $48,750                   $24,176                   $72,926                          $72,926
-------------------------------------------------------------------------------------------------------------------

                   Statewide Radio System Development Project

                               Contract ME950102

                                    EXHIBIT 5

SHELTER                                     Invoices for the Month of:   [MONTH]
Invoice Detail

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Total due this
Site                Labor          % Comp.     Material      % Comp.   Total Due    Amt. Prev. Inv.       Period
-------------------------------------------------------------------------------------------------------------------
DAUP01
CLEA01               $16,560        100%       $68,500       100%        $85,060                          $85,060
SCHU50
CLINO2               $13,195        100%       $68,598       100%        $81,793          $81,793

                                                 Sample

-------------------------------------------------------------------------------------------------------------------
Subtotal             $29,755                  $137,098                  $166,853          $81,793         $85,060
-------------------------------------------------------------------------------------------------------------------

Changes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Subtotal
-------------------------------------------------------------------------------------------------------------------
GRAND
TOTAL                $29,755                  $137,098                  $166,853          $81,793         $85,060
-------------------------------------------------------------------------------------------------------------------

                   Statewide Radio System Development Project

                               Contract ME950102

                                    EXHIBIT 6

GENERATOR                                   Invoices for the Month of:   [MONTH]
Invoice Detail

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Total due this
Site                Labor          % Comp.     Material      % Comp.   Total Due    Amt. Prev. Inv.      Period
-------------------------------------------------------------------------------------------------------------------
DAUP01
CLEA01               $8,311         100%       $15,611       100%        $23,922                          $23,922
SCHU50
CLINO2               $8,311         100%       $15,611       100%        $23,922                          $23,922

                                                 Sample

-------------------------------------------------------------------------------------------------------------------
Subtotal             $61,622                   $31,222                   $47,844                          $47,844
-------------------------------------------------------------------------------------------------------------------

Changes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Subtotal
-------------------------------------------------------------------------------------------------------------------
GRAND
TOTAL                $61,622                   $31,222                   $47,844                          $47,844
-------------------------------------------------------------------------------------------------------------------

                   Statewide Radio System Development Project

                               Contract ME950102

                                    EXHIBIT 7

SITE/CIVIL                                  Invoices for the Month of:   [MONTH]
Invoice Detail

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Total due this
Site                Labor          % Comp.     Material      % Comp.   Total Due    Amt. Prev. Inv.      Period
-------------------------------------------------------------------------------------------------------------------
DAUP01
CLEA01              $77,337         100%                                 $77,337                          $77,337
SCHU50
CLINO2              $87,621          50%                                 $43,811         $43,811

                                                 Sample

-------------------------------------------------------------------------------------------------------------------
Subtotal            $164,958                                            $121,148         $43,811          $77,337
-------------------------------------------------------------------------------------------------------------------

Changes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Subtotal
-------------------------------------------------------------------------------------------------------------------
GRAND
TOTAL                $164,958                                            $121,148         $43,811          $77,337
-------------------------------------------------------------------------------------------------------------------

                       SITE DEVELOPMENT PRICING SHEET
                                                                    PAGE 1 OF 6
TYPICAL COMPOUND A                         TYPE OF TOWER 330 FT. SELF SUPPORTER
TOWER MEMBER CONSTRUCTION TYPE  TUBULAR


                                                                                      INSTALLATION
ITEM                    DESCRIPTION            REQUIREMENT            MATERIAL COST       COST        TOTAL COST
----                    -----------            -----------            -------------   ------------    ----------
--------------------------------------------------------------------------------------------------------------------
1                       Install Tower
                        Foundation             Per Specifications                                     $ 50,270.00
--------------------------------------------------------------------------------------------------------------------
2                       Install Shelter
                        Foundation             Per Specifications                                     $  5,030.00
--------------------------------------------------------------------------------------------------------------------
3                       Install Generator
                        Foundation             Concrete Material                                      $  4,021.00
--------------------------------------------------------------------------------------------------------------------
4                       Install Shelter
                        Ramps (2)              Per Specifications                                     $    894.00
--------------------------------------------------------------------------------------------------------------------
5                       Install Fuel Tank
                        Foundation             Per Specifications                                     $    894.00
--------------------------------------------------------------------------------------------------------------------
6                       Install Waveguide
                        Bridge Piers           Per Specifications                                     $    952.00
--------------------------------------------------------------------------------------------------------------------
7                       Install Grounding
                        System                 Per Specifications                                     $  6,160.00
--------------------------------------------------------------------------------------------------------------------
8                       Construct a 500 ft.
                        x 18 ft. Access
                        Road and Gate          Per Specifications                                     $ 11,170.00
--------------------------------------------------------------------------------------------------------------------
9                       Construct a 50 Ft.
                        x 12 Ft. Compound
                        Road                   Per Specifications                                     $  2,395.00
--------------------------------------------------------------------------------------------------------------------
10                      Clearing of Compound
                        Area of Trees Shrubs
                        and Rocks (100 Ft.
                        x 90 Ft.)              Per Specifications                                     $  3,931.00
--------------------------------------------------------------------------------------------------------------------
11                      Install Electrical
                        and Telephone
                        Pedestal along with
                        (2) 2 inch PVC         Per Specifications                                     $ 11,170.00
--------------------------------------------------------------------------------------------------------------------
12                      Install Drainage       Per Specifications                                     $  1,782.00
--------------------------------------------------------------------------------------------------------------------
13                      Install Compound
                        Fencing and Gate
                        (90 Ft. x 80 Ft.
                        area)                  Per Specifications                                     $ 10,055.00
--------------------------------------------------------------------------------------------------------------------
14                      Install Fence
                        Grounding              Per Specifications                                     $  1,819.00
--------------------------------------------------------------------------------------------------------------------
15                      Perform Final
                        Grading (100 Ft.
                        x 90 Ft. area)         Per Specifications                                     $  5,030.00
--------------------------------------------------------------------------------------------------------------------
16                      Site Graveling         Per Specifications                                     $ 12,394.00
--------------------------------------------------------------------------------------------------------------------
17                      Remove Spoils
                        (Trees, Rocks,
                        Shrubs, Tops and
                        Slash Disposal)        Per Specifications                                     $  2,800.00
--------------------------------------------------------------------------------------------------------------------
18                      Excavate and
                        Backfill               Per Specifications                                     $  2,234.00
--------------------------------------------------------------------------------------------------------------------
19                      Maintenance of Roads   Per Specifications                                     $  5,851.00
--------------------------------------------------------------------------------------------------------------------
20                      Warranty               Per Specifications                                     $  2,660.00
--------------------------------------------------------------------------------------------------------------------


                                       INSTALLATION
ITEM                   MATERIAL COST       COST        TOTAL COST
----                   -------------   ------------    ----------

1                                                      $52,280.80
------------------------------------------------------------------------------------
2                                                      $ 5,231.20
------------------------------------------------------------------------------------
3                                                      $ 4,181.84
------------------------------------------------------------------------------------
4                                                      $   929.76
------------------------------------------------------------------------------------
5                                                      $   929.76
------------------------------------------------------------------------------------
6                                                      $   990.08
------------------------------------------------------------------------------------
7                                                      $ 6,406.40
------------------------------------------------------------------------------------
8                                                      $11,616.80
------------------------------------------------------------------------------------
9                                                      $ 2,490.80
------------------------------------------------------------------------------------
10                                                     $ 4,088.24
------------------------------------------------------------------------------------
11                                                     $11,616.80
------------------------------------------------------------------------------------
12                                                     $ 1,853.28
------------------------------------------------------------------------------------
13                                                     $10,457.20
------------------------------------------------------------------------------------
14                                                     $ 1,891.76
------------------------------------------------------------------------------------
15                                                     $ 5,231.20
------------------------------------------------------------------------------------
16                                                     $12,889.76
------------------------------------------------------------------------------------
17                                                     $ 2,912.00
------------------------------------------------------------------------------------
18                                                     $ 2,323.36
------------------------------------------------------------------------------------
19                                                     $ 6,085.04
------------------------------------------------------------------------------------
20                                                     $ 2,766.40
------------------------------------------------------------------------------------

                              SITE DEVELOPMENT
                              TYPICAL SITE "A"
                                 TOTAL COST
                                                                    PAGE 2 OF 6
TYPICAL COMPOUND A                         TYPE OF TOWER 330 FT. SELF SUPPORTER
TOWER MEMBER CONSTRUCTION TYPE  TUBULAR


                                                                                       INSTALLATION
                   SITE DEVELOPMENT PRICING SHEET                     MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                  $141,512.00
--------------------------------------------------------------------------------------------------------------------


                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
                       --------------  --------------  --------------
------------------------------------------------------------------------------------

  Total Cost:                                             $147,172.48
------------------------------------------------------------------------------------

Note: Items 1 - 20 used to calculate a total cost.

                       SITE DEVELOPMENT PRICING SHEET
                                                                    PAGE 3 OF 6
TYPICAL COMPOUND B                                  TYPE OF TOWER 330 FT. GUYED
TOWER MEMBER CONSTRUCTION TYPE  TUBULAR


                                                                                      INSTALLATION
ITEM                    DESCRIPTION            REQUIREMENT            MATERIAL COST       COST        TOTAL COST
----                    -----------            -----------            -------------   ------------    ----------
--------------------------------------------------------------------------------------------------------------------
1                       Install Tower
                        Foundation             Per Specifications                                     $30,851.00
--------------------------------------------------------------------------------------------------------------------
2                       Install Shelter
                        Foundation             Per Specifications                                     $ 5,027.00
--------------------------------------------------------------------------------------------------------------------
3                       Install Generator
                        Foundation             Concrete Material                                      $ 4,245.00
--------------------------------------------------------------------------------------------------------------------
4                       Install Shelter
                        Ramps (2)              Per Specifications                                     $   894.00
--------------------------------------------------------------------------------------------------------------------
5                       Install Fuel Tank
                        Foundation             Per Specifications                                     $   894.00
--------------------------------------------------------------------------------------------------------------------
6                       Install Waveguide
                        Bridge Piers           Per Specifications                                     $   955.00
--------------------------------------------------------------------------------------------------------------------
7                       Install Guy Anchors
                        (6 Guy Anchors)        Per Specifications                                     $ 7,290.00
--------------------------------------------------------------------------------------------------------------------
8                       Install Grounding
                        System                 Per Specifications                                     $ 5,362.00
--------------------------------------------------------------------------------------------------------------------
9                       Construct a 500 ft.
                        x 18 ft. Access Road
                        and Gate               Per Specifications                                     $11,170.00
--------------------------------------------------------------------------------------------------------------------
10                      Construct a 50 Ft.
                        x 12 Ft. Compound
                        Road                   Per Specifications                                     $ 2,181.00
--------------------------------------------------------------------------------------------------------------------
11                      Clearing of Compound
                        Area of Trees Shrubs
                        and Rocks (60 Ft. x
                        60 Ft.)                Per Specifications                                     $ 2,240.00
--------------------------------------------------------------------------------------------------------------------
12                      Clearing of Guy
                        Anchor Points (6)      Per Specifications                                     $ 4,530.00
--------------------------------------------------------------------------------------------------------------------
13                      Install Electrical
                        and Telephone
                        Pedestal along with
                        (2)-2 inch PVC's       Per Specifications                                     $10,725.00
--------------------------------------------------------------------------------------------------------------------
14                      Install Drainage       Per Specifications                                     $ 1,340.00
--------------------------------------------------------------------------------------------------------------------
15                      Install Compound
                        Fencing and Gate
                        (50 Ft. x 50 Ft.
                        area)                  Per Specifications                                     $ 6,255.00
--------------------------------------------------------------------------------------------------------------------
16                      Install Fence
                        Grounding              Per Specifications                                     $ 2,795.00
--------------------------------------------------------------------------------------------------------------------
17                      Install Guy Wire
                        Fencing (6)            Per Specifications                                     $ 9,190.00
--------------------------------------------------------------------------------------------------------------------
18                      Install Guy Wire
                        Grounding (6)          Per Specifications                                     $ 1,782.00
--------------------------------------------------------------------------------------------------------------------
19                      Final Grading
                        (60 Ft. x 60 Ft.
                        area).                 Per Specifications                                     $ 3,240.00
--------------------------------------------------------------------------------------------------------------------
20                      Remove Spoils (Trees,
                        Rocks, Shrubs, Tops
                        and Slash Disposal).   Per Specifications                                     $ 2,800.00
--------------------------------------------------------------------------------------------------------------------


                                       INSTALLATION
ITEM                   MATERIAL COST      COST         TOTAL COST
----                   -------------   ------------    ----------

1                                                      $32,085.04
------------------------------------------------------------------------------------
2                                                      $ 5,228.08
------------------------------------------------------------------------------------
3                                                      $ 4,414.80
------------------------------------------------------------------------------------
4                                                      $   929.76
------------------------------------------------------------------------------------
5                                                      $   929.76
------------------------------------------------------------------------------------
6                                                      $   993.20
------------------------------------------------------------------------------------
7                                                      $ 7,581.60
------------------------------------------------------------------------------------
8                                                      $ 5,576.48
------------------------------------------------------------------------------------
9                                                      $11,616.80
------------------------------------------------------------------------------------
10                                                     $ 2,268.24
------------------------------------------------------------------------------------
11                                                     $ 2,329.60
------------------------------------------------------------------------------------
12                                                     $ 4,711.20
------------------------------------------------------------------------------------
13                                                     $11,154.00
------------------------------------------------------------------------------------
14                                                     $ 1,393.60
------------------------------------------------------------------------------------
15                                                     $ 6,505.20
------------------------------------------------------------------------------------
16                                                     $ 2,906.80
------------------------------------------------------------------------------------
17                                                     $ 9,557.60
------------------------------------------------------------------------------------
18                                                     $ 1,853.28
------------------------------------------------------------------------------------
19                                                     $ 3,369.60
------------------------------------------------------------------------------------
20                                                     $ 2,912.00
------------------------------------------------------------------------------------

                                                                    PAGE 4 OF 6
TYPICAL COMPOUND B                                  TYPE OF TOWER 330 FT. GUYED
TOWER MEMBER CONSTRUCTION TYPE  TUBULAR

                                                                                      INSTALLATION
ITEM                    DESCRIPTION            REQUIREMENT            MATERIAL COST       COST        TOTAL COST
----                    -----------            -----------            -------------   ------------    ----------
-------------------------------------------------------------------------------------------------------------------
21                      Excavation and
                        Backfill               Per Specifications                                     $ 2,234.00
-------------------------------------------------------------------------------------------------------------------
22                      Shipping and
                        Delivery               Per Specifications                                     $   532.00
-------------------------------------------------------------------------------------------------------------------
23                      Unloading              Per Specifications                                     $   532.00
-------------------------------------------------------------------------------------------------------------------
24                      Maintenance            Per Specifications                                     $ 5,851.00
-------------------------------------------------------------------------------------------------------------------
25                      Warranty               Per Specifications                                     $ 2,660.00
-------------------------------------------------------------------------------------------------------------------

                                       INSTALLATION
ITEM                   MATERIAL COST       COST        TOTAL COST
----                   -------------   ------------    ----------

21                                                     $2,323.36
------------------------------------------------------------------------------------
22                                                     $  553.28
------------------------------------------------------------------------------------
23                                                     $  553.28
------------------------------------------------------------------------------------
24                                                     $6,085.04
------------------------------------------------------------------------------------
25                                                     $2,766.40
------------------------------------------------------------------------------------


                              SITE DEVELOPMENT
                              TYPICAL SITE "B"
                                 TOTAL COST

TYPICAL COMPOUND B                            TYPE OF TOWER 330 FT. GUYED TOWER
TOWER MEMBER CONSTRUCTION TYPE  TUBULAR

                                                                                       INSTALLATION
                   SITE DEVELOPMENT PRICING SHEET                     MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                               $125,575.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
                       --------------  --------------  --------------
------------------------------------------------------------------------------------

  Total Cost:                                          $130,598.00
------------------------------------------------------------------------------------

Note: Items 1 - 25 used to calculate a total cost.

                   SITE DEVELOPMENT VARIATION PRICING SHEET

ITEM                    DESCRIPTION            REQUIREMENT            MATERIAL COST       COST        TOTAL COST
----                    -----------            -----------            -------------   ------------    ----------
--------------------------------------------------------------------------------------------------------------------
1                       Rock Disposal          Per Specifications                                     19.75/yd
--------------------------------------------------------------------------------------------------------------------
2                       Tree Disposal          Per Specifications                                     532/truck
--------------------------------------------------------------------------------------------------------------------
3                       Shrub Disposal         Per Specifications                                     250/hr
--------------------------------------------------------------------------------------------------------------------
4                       Tops and Slash
                        Disposal               Per Specifications                                     250/hr
--------------------------------------------------------------------------------------------------------------------
5                       Drainage               Per Specifications                                     4.50/lin foot
--------------------------------------------------------------------------------------------------------------------
6                       Access Road-
                        (Gradual Grade)        Per Specifications                                     18.00/lin foot
--------------------------------------------------------------------------------------------------------------------
7                       Access Road-
                        (Medium Grade)         Per Specifications                                     19.00/lin foot
--------------------------------------------------------------------------------------------------------------------
8                       Access Road-
                        (Steep Grade)          Per Specifications                                     20.75/lin foot
--------------------------------------------------------------------------------------------------------------------
9                       Light Compound
                        Clearance              Per Specifications                                       .30/sq. foot
--------------------------------------------------------------------------------------------------------------------
10                      Medium Compound
                        Clearance              Per Specifications                                       .50/sq. foot
--------------------------------------------------------------------------------------------------------------------
11                      Heavy Compound
                        Clearance              Per Specifications                                       .90/sq. foot
--------------------------------------------------------------------------------------------------------------------
12                      Guy Wire
                        Clearance              Per Specifications                                       .50/sq foot
--------------------------------------------------------------------------------------------------------------------
13                                                                                 400' additional
                        Grounding System       Per Specifications                     grounding       16.00/lin foot
--------------------------------------------------------------------------------------------------------------------
14                      De-watering            Per Specifications                                     $    17,000.00
--------------------------------------------------------------------------------------------------------------------
15                      Rock Excavation        Per Specifications                                     43.00/cu yard
--------------------------------------------------------------------------------------------------------------------
16                      Final Grading          Per Specifications                                       .35/sq. foot
--------------------------------------------------------------------------------------------------------------------
17                      Site Graveling         Per Specifications                                      1.25/sq. foot
--------------------------------------------------------------------------------------------------------------------
18                      Site Fencing           Per Specifications                                     34.00/lin foot
--------------------------------------------------------------------------------------------------------------------
19                      Communications
                        Equipment cabinets -   Per Quotation          $  20,438.00    $       -       $   20,438.00
                        (CE-3000)              CB-MA-9N19
                                               R2(HF)
--------------------------------------------------------------------------------------------------------------------
20                      Additional 100AH
                        Battery Plant,         Per Quotation
                        installed (for         CB-MA-9N19
                        Item 19)               R2(HF)                 $     900.00    $       -       $      900.00
--------------------------------------------------------------------------------------------------------------------
21                      60 A Manual Transfer
                        Switch and 60A         Per Quotation
                        Generator Receptacle   CB-MA-9N19
                        (for Item 19)          R2(HF)                 $     287.00    $       -       $      287.00
--------------------------------------------------------------------------------------------------------------------
22                                             Per Quotation          $      87.00    $       -       $       87.00
                        DC, Vent Fan, 48VDC,   CB-MA-9N19
                        240 CFM                R2(HF)
--------------------------------------------------------------------------------------------------------------------
23                      BTS Enclosure          Based on qty of
                        Platform(s)            30                     $  46,650.00    $       -       $    46,650.00
--------------------------------------------------------------------------------------------------------------------
24                      ASP300 Antenna         Based on qty of        $  20,220.00    $       -       $    20,220.00
                        Tripod(s)              30
--------------------------------------------------------------------------------------------------------------------
25                      ASP102-10 Temp.
                        Ice Bridge - 10'       Based on qty of
                        Long(s)                30                     $  33,720.00    $       -       $    33,720.00
--------------------------------------------------------------------------------------------------------------------
26                      45 or 90 degree
                        connector for Ice
                        Bridge (works w/       Based on qty of
                        ASP102-10 (s)          30                     $  12,090.00    $       -       $    12,090.00
--------------------------------------------------------------------------------------------------------------------
27                      Freight for items
                        23 thru 26             LS                     $   2,500.00    $       -       $     2,500.00
--------------------------------------------------------------------------------------------------------------------
28                      Install Pipe
                        Bollards - 8' long
                        x 6"dia. Sch 80
                        galv, with safety
                        yellow paint,
                        w/ 4' bury (each)      Per RFI-R00013         $     530.00    $       -       $       530.00
--------------------------------------------------------------------------------------------------------------------


                                       INSTALLATION
ITEM                   MATERIAL COST       COST        TOTAL COST
----                   -------------   ------------    ----------

1                                                      20.54/yd

------------------------------------------------------------------------------------
2                                                      553.28/truck

------------------------------------------------------------------------------------
3                                                      260/hr

------------------------------------------------------------------------------------
4                                                      260/hr

------------------------------------------------------------------------------------
5                                                      4.68/lin foot

------------------------------------------------------------------------------------
6                                                      18.72/lin foot

------------------------------------------------------------------------------------
7                                                      19.76/lin foot

------------------------------------------------------------------------------------
8                                                      21.58/lin foot

------------------------------------------------------------------------------------
9                                                      .3/sq. ft.

------------------------------------------------------------------------------------
10                                                     .52/sq. ft.

------------------------------------------------------------------------------------
11                                                     .94/sq. ft.

------------------------------------------------------------------------------------
12                                                     .94/sq. ft.

------------------------------------------------------------------------------------
13                                     400'            16.64/lin foot
                                       additional
                                       grounding
------------------------------------------------------------------------------------
14                                                     $17,680.00

------------------------------------------------------------------------------------
15                                                     44.72/cu yd.

------------------------------------------------------------------------------------
16                                                     .36/sq. ft.

------------------------------------------------------------------------------------
17                                                     1.30/sq. ft.

------------------------------------------------------------------------------------
18                                                     35.36/lin foot

------------------------------------------------------------------------------------
19                     $21,255.52                      $21,255.52

------------------------------------------------------------------------------------
20                     $   936.00                      $   936.00

------------------------------------------------------------------------------------
21                     $   298.48                      $   298.48

------------------------------------------------------------------------------------
22                     $    90.48                      $    90.48

------------------------------------------------------------------------------------
23                     $48,516.00                      $48,516.00

------------------------------------------------------------------------------------
24                     $21,028.80                      $21,028.80

------------------------------------------------------------------------------------
25                     $35,068.80                      $35,068.80

------------------------------------------------------------------------------------
26                     $12,573.60                      $12,573.60

------------------------------------------------------------------------------------
27                     $ 2,600.00                      $ 2,600.00

------------------------------------------------------------------------------------
28                     $   551.20                      $   551.20

------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
29                      Install bottom         Per Request of
                        onto CE-3000 Cabinet   Customer
                        (each)                                        $   409.00      $        -      $   409.00
--------------------------------------------------------------------------------------------------------------------
30                      Install Chemical
                        Ground Rods (each)     Per Specifications     $ 1,350.00      $ 1,450.00      $ 2,800.00
--------------------------------------------------------------------------------------------------------------------
31                      Install Terrafill
                        Rod Grounding
                        backfill (per 1f)      Per Specifications     $     2.30      $     1.70      $     4.00
--------------------------------------------------------------------------------------------------------------------
32                      Utility Electrical
                        Installation Costs
                        Underground (between
                        meter pedestal and
                        Utility takeover point)
                        Less than 500 feet
                        (per 1f)               Per Specifications     $    75.00            Incl      $    75.00
--------------------------------------------------------------------------------------------------------------------
33                      Utility Electrical
                        Installation Costs
                        Underground (between
                        meter pedestal and
                        Utility takeover
                        point) Greater than
                        500 feet (per 1f)      Per Specifications     $    65.00           Incl       $    65.00
--------------------------------------------------------------------------------------------------------------------
34                      Telco installation
                        into same trench
                        Underground (between
                        meter pedestal and
                        Utility takeover
                        point) (per 1f)        Per Specifications     $     6.30           Incl       $     6.30
--------------------------------------------------------------------------------------------------------------------
35                      Jet Hardward key       Per Request of
                        machine &7060          Customer               $ 1,187.00            N/A       $ 1,187.00
--------------------------------------------------------------------------------------------------------------------
36                      Locks and Keys         Per Request of
                                               Customer               $25,759.16            N/A       $25,759.16
--------------------------------------------------------------------------------------------------------------------
37                      CTC Special DC Plant   Per Request of
                                               Customer               $13,545.00            N/A       $13,545.00
--------------------------------------------------------------------------------------------------------------------
38                      Large Bulk Civil       Per Request of
                        Construction Work      Customer                      N/A     $ 1,000.00       $ 1,000.00
--------------------------------------------------------------------------------------------------------------------
39                      Small Bulk Civil       Per Request of
                        Construction Work      Customer                      N/A     $   250.00       $   250.00
--------------------------------------------------------------------------------------------------------------------




29                     $   425.36                      $   425.36
------------------------------------------------------------------------------------
30                     $ 1,404.00      $1,508.00       $ 2,912.00
------------------------------------------------------------------------------------
31                     $     2.39      $    1.77       $     4.16
------------------------------------------------------------------------------------
32                     $    78.00           Incl       $    78.00
------------------------------------------------------------------------------------
33                     $    67.60           Incl       $    67.60
------------------------------------------------------------------------------------
34                     $     6.55           Incl       $     6.55
------------------------------------------------------------------------------------
35                     $ 1,234.48            N/A       $ 1,234.48
------------------------------------------------------------------------------------
36                     $26,789.53            N/A       $26,789.53
------------------------------------------------------------------------------------
37                     $14,086.80            N/A       $14,086.80
------------------------------------------------------------------------------------
38                            N/A     $ 1,040.00       $ 1,040.00
------------------------------------------------------------------------------------
39                            N/A     $   260.00       $   260.00
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET
                                                                     PAGE 1 OF 5
SHELTER SIZE 12X8
MATERIAL STEEL

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Shelter                Per Specifications         $21,068.00             N/A      $21,068.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit                               Included in     Included in     Included in
                        Requirements           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Telephone Cable Entry                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Concrete Entrance
                        Ramp                   Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
5                       Radio Shelter Alarms   Per Specifications          $1,203.00             N/A       $1,203.00
--------------------------------------------------------------------------------------------------------------------
6                       Bulletproof                                      Included in     Included in     Included in
                        Construction           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Meet Zone II for                                 Included in     Included in     Included in
                        Earthquakes            Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8a                      AC Power & Electrical
                        Service Capacity and
                        Distribution - 100                                               Included in
                        Amp                    Per Specifications            $349.00          Item 1         $349.00
--------------------------------------------------------------------------------------------------------------------
8a1                     (4) Twistlock
                        Receptacles and                                                  Included in
                        Wireduct               Per Specifications            $840.00          Item 1         $840.00
--------------------------------------------------------------------------------------------------------------------
8b                      AC Power & Electrical
                        Service Capacity and
                        Distribution - 200                                               Included in
                        Amp                    Per Specifications            $745.00          Item 1         $745.00
--------------------------------------------------------------------------------------------------------------------
8c                      AC Power & Electrical
                        Service Capacity and
                        Distribution - 400                                               Included in
                        Amp                    Per Specifications          $2,749.00          Item 1       $2,749.00
--------------------------------------------------------------------------------------------------------------------
9a                      UPS System and
                        Battery Bank - 12.5
                        kVA                    Per Specifications         $39,590.00       $1,972.00      $41,562.00
--------------------------------------------------------------------------------------------------------------------
9b                      UPS System and
                        Battery Bank - 21 kVA  Per Specifications         $43,351.00       $2,233.00      $45,584.00
--------------------------------------------------------------------------------------------------------------------
9c                      UPS System and
                        Battery Bank - 42 kVA  Per Specifications         $88,241.00       $2,233.00      $90,474.00
--------------------------------------------------------------------------------------------------------------------
10                      Installation of
                        Generator Transfer
                        Switch                 Per Specifications                N/A       $1,209.00       $1,209.00
--------------------------------------------------------------------------------------------------------------------
11a                     Heating and Air
                        Conditioning - 12,000
                        BTU - 1 unit           Per Specifications          $1,748.00             N/A       $1,748.00
--------------------------------------------------------------------------------------------------------------------
11b                     Heating and Air
                        Conditioning - 24,000
                        BTU - 2 units and Dual
                        Controllers            Per Specifications          $3,773.00             N/A       $3,773.00
--------------------------------------------------------------------------------------------------------------------
11c                     Heating and Air
                        Conditioning - 36,000
                        BTU - 2 units and
                        Dual Controllers       Per Specifications          $4,086.00             N/A       $4,086.00
--------------------------------------------------------------------------------------------------------------------
11d                     Heating and Air
                        Conditioning - 48,000
                        BTU - 2 units and
                        Dual Controllers       Per Specifications          $5,379.00             N/A       $5,379.00
--------------------------------------------------------------------------------------------------------------------
11e                     Heating and Air
                        Conditioning - 60,000
                        BTU - 2 units and
                        Dual Controllers       Per Specifications          $6,320.00             N/A       $6,320.00
--------------------------------------------------------------------------------------------------------------------
12                      Fire Extinguisher -                                              Included in
                        10 # ABC               Per Specifications             $59.00          Item 1          $59.00
--------------------------------------------------------------------------------------------------------------------
13                      Shelter Grounding                                                Included in
                        System                 Per Specifications          $1,113.00          Item 1       $1,113.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                          $21,910.72             N/A      $21,910.72
------------------------------------------------------------------------------------
2                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
3                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
4
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
5                           $1,251.12             N/A       $1,251.12
------------------------------------------------------------------------------------
6                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8a
                                          Included in
                              $362.96          Item 1         $362.96
------------------------------------------------------------------------------------
8a1
                                          Included in
                              $873.60          Item 1         $873.60
------------------------------------------------------------------------------------
8b
                                          Included in
                              $774.80          Item 1         $774.80
------------------------------------------------------------------------------------
8c
                                          Included in
                            $2,858.96          Item 1       $2,858.96
------------------------------------------------------------------------------------
9a
                           $41,173.60       $2,050.88      $43,224.48
------------------------------------------------------------------------------------
9b
                           $45,085.04       $2,322.32      $47,407.36
------------------------------------------------------------------------------------
9c
                           $91,770.64       $2,322.32      $94,092.96
------------------------------------------------------------------------------------
10
                                  N/A       $1,257.36       $1,257.36
------------------------------------------------------------------------------------
11a
                            $1,817.92             N/A       $1,817.92
------------------------------------------------------------------------------------
11b
                            $3,923.92             N/A       $3,923.92
------------------------------------------------------------------------------------
11c
                            $4,249.44             N/A       $4,249.44
------------------------------------------------------------------------------------
11d
                            $5,594.16             N/A       $5,594.16
------------------------------------------------------------------------------------
11e
                            $6,572.80             N/A       $6,572.80
------------------------------------------------------------------------------------
12                                        Included in
                               $61.36          Item 1          $61.36
------------------------------------------------------------------------------------
13                                        Included in
                            $1,157.52          Item 1       $1,157.52
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET
                                                                     PAGE 2 OF 5
SHELTER SIZE 12X8
MATERIAL STEEL

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
14                      Interior Lighting                                Included in     Included in     Included in
                        System                 Per Specifications             Item 8          Item 8          Item 8
--------------------------------------------------------------------------------------------------------------------
15                      Exterior Lighting
                        System- 300W Flood
                        Light                  Per Specifications            $120.00             N/A         $120.00
--------------------------------------------------------------------------------------------------------------------
16                      Cable Ladder Trays
                        -16' X 12" wide        Per Specifications            $322.00             N/A         $322.00
--------------------------------------------------------------------------------------------------------------------
17a                     Cable Entry Ports- 16                                            Included in
                        Port Polyphaser Peep   Per Specifications          $1,547.00          Item 1       $1,547.00
--------------------------------------------------------------------------------------------------------------------
17b                     Cable Entry Ports- 8                                             Included in
                        Port Polyphaser Peep   Per Specifications          $1,057.00          Item 1       $1,057.00
--------------------------------------------------------------------------------------------------------------------
17c                     Cable Entry Ports- 5                                             Included in
                        Port Polyphaser Peep   Per Specifications            $897.00          Item 1         $897.00
--------------------------------------------------------------------------------------------------------------------
18                      Flooring Requirements                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
19a                     Patch Block Mounting
                        Surface - one (1)
                        4ft. by 4ft.           Per Specifications             $61.00             N/A          $61.00
--------------------------------------------------------------------------------------------------------------------
19b                     Patch Block Mounting
                        Surface - one (1)
                        4ft. by 4ft.and (1)
                        4ft. by 8 ft.          Per Specifications            $139.00             N/A         $139.00
--------------------------------------------------------------------------------------------------------------------
19c                     Patch Block Mounting
                        Surface - two (2)
                        4ft. by 8ft.           Per Specifications            $155.00             N/A         $155.00
--------------------------------------------------------------------------------------------------------------------
20                      Shelter Foundation
                        Design                 Per Specifications                N/A             N/A       $1,064.00
--------------------------------------------------------------------------------------------------------------------
21                      Doors - Locks and                                Included in     Included in     Included in
                        Keys                   Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
22a                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,813.00             N/A       $2,813.00
--------------------------------------------------------------------------------------------------------------------
22b                     Warranty - 3 Year
                        Extended Warranty      Per Specifications         $11,620.00             N/A      $11,620.00
--------------------------------------------------------------------------------------------------------------------
22c                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $8,835.00             N/A       $8,835.00
--------------------------------------------------------------------------------------------------------------------
23a                     Exterior Radio
                        Shelter Fascia Style
                        1 Dimensional Stamped
                        Brick                  Per Specifications                N/A             N/A       $3,387.00
--------------------------------------------------------------------------------------------------------------------
23b                     Exterior Radio
                        Shelter Fascia Style
                        2 Simulated Stucco     Per Specifications                N/A             N/A       $1,807.00
--------------------------------------------------------------------------------------------------------------------
23c                     Exterior Radio
                        Shelter Fascia Style
                        3 Painted Aggregate    Per Specifications                N/A             N/A       $1,807.00
--------------------------------------------------------------------------------------------------------------------
23d                     Exterior Radio
                        Shelter Fascia Style
                        4                      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
24                      Shipping/Delivery
                        Charges to
                        Harrisburg, PA         Per Specifications                N/A             N/A       $1,436.00
--------------------------------------------------------------------------------------------------------------------
24a                     Shipping/Delivery
                        Charges - One day
                        demurrage in
                        Harrisburg, PA         Requires Item 24                  N/A             N/A         $450.00
--------------------------------------------------------------------------------------------------------------------
24b                     Shipping/Delivery
                        Charges Harrisburg,
                        PA to Site             Requires Item 24                  N/A             N/A         $800.00
--------------------------------------------------------------------------------------------------------------------
25                      Off-loading            Per Specifications                N/A             N/A       $2,340.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
14                        Included in     Included in     Included in
                               Item 8          Item 8          Item 8
------------------------------------------------------------------------------------
15
                              $124.80             N/A         $124.80
------------------------------------------------------------------------------------
16
                              $334.88             N/A         $334.88
------------------------------------------------------------------------------------
17a                                       Included in
                            $1,608.88          Item 1       $1,608.88
------------------------------------------------------------------------------------
17b                                       Included in
                            $1,099.28          Item 1       $1,099.28
------------------------------------------------------------------------------------
17c                                       Included in
                              $932.88          Item 1         $932.88
------------------------------------------------------------------------------------
18                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
19a
                               $63.44             N/A          $63.44
------------------------------------------------------------------------------------
19b
                              $144.56             N/A         $144.56
------------------------------------------------------------------------------------
19c
                              $161.20             N/A         $161.20
------------------------------------------------------------------------------------
20
                                  N/A             N/A       $1,106.56
------------------------------------------------------------------------------------
21                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
22a
                            $2,925.52             N/A       $2,925.52
------------------------------------------------------------------------------------
22b
                           $12,084.80             N/A      $12,084.80
------------------------------------------------------------------------------------
22c
                            $9,188.40             N/A       $9,188.40
------------------------------------------------------------------------------------
23a
                                  N/A             N/A       $3,522.48
------------------------------------------------------------------------------------
23b
                                  N/A             N/A       $1,879.28
------------------------------------------------------------------------------------
23c
                                  N/A             N/A       $1,879.28
------------------------------------------------------------------------------------
23d
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
24
                                  N/A             N/A       $1,493.44
------------------------------------------------------------------------------------
24a
                                  N/A             N/A         $468.00
------------------------------------------------------------------------------------
24b
                                  N/A             N/A         $832.00
------------------------------------------------------------------------------------
25                                N/A             N/A       $2,433.60
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET
                                                                     PAGE 3 OF 5
SHELTER SIZE 12X8
MATERIAL STEEL

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1a                      DC Power Plant - 250
                        AH 24VDC               Per Specifications          $8,064.00       $1,910.00       $9,974.00
--------------------------------------------------------------------------------------------------------------------
1b                      DC Power Plant - 500
                        AH 24VDC               Per Specifications         $11,352.00       $2,229.00      $13,581.00
--------------------------------------------------------------------------------------------------------------------
1c                      DC Power Plant - 1000
                        AH 24VDC               Per Specifications         $15,288.00       $2,654.00      $17,942.00
--------------------------------------------------------------------------------------------------------------------
1d                      DC Power Plant - 2000
                        AH 24VDC               Per Specifications         $28,886.00       $3,612.00      $32,498.00
--------------------------------------------------------------------------------------------------------------------
1e                      DC Power Plant - 4000
                        AH 24VDC               Per Specifications         $50,009.00       $4,569.00      $54,578.00
--------------------------------------------------------------------------------------------------------------------
1f                      DC Power Plant - 250
                        AH 48VDC               Per Specifications          $6,509.00       $1,910.00       $8,419.00
--------------------------------------------------------------------------------------------------------------------
1g                      DC Power Plant - 500
                        AH 48VDC               Per Specifications         $10,279.00       $2,229.00      $12,508.00
--------------------------------------------------------------------------------------------------------------------
1h                      DC Power Plant - 1000
                        AH 48VDC               Per Specifications         $14,979.00       $2,654.00      $17,633.00
--------------------------------------------------------------------------------------------------------------------
1i                      DC Power Plant - 2000
                        AH 48VDC               Per Specifications         $27,993.00       $3,612.00      $31,605.00
--------------------------------------------------------------------------------------------------------------------
1j                      DC Power Plant - 4000
                        AH 48VDC               Per Specifications         $45,221.00       $4,569.00      $49,790.00
--------------------------------------------------------------------------------------------------------------------
1k                      DC Power Plant - 1500
                        AH 48VDC               Per Specifications         $22,897.00       $2,654.00      $25,551.00
--------------------------------------------------------------------------------------------------------------------
1l                      DC Power Plant - 3000
                        AH 48VDC               Per Specifications         $38,952.00       $4,569.00      $43,251.00
--------------------------------------------------------------------------------------------------------------------
2a                      Generator Room -
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A       $7,400.00
--------------------------------------------------------------------------------------------------------------------
2b                      Generator Room -
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A       $9,450.00
--------------------------------------------------------------------------------------------------------------------
2c                      Generator Room -
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $10,105.00
--------------------------------------------------------------------------------------------------------------------
2d                      Generator Room -
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A      $16,566.00
--------------------------------------------------------------------------------------------------------------------
2e                      Generator Room -
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,075.00
--------------------------------------------------------------------------------------------------------------------
2f                      Generator Room -
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,398.00
--------------------------------------------------------------------------------------------------------------------
3                       Fire Suppression       Per Specifications                N/A             N/A       $5,278.00
--------------------------------------------------------------------------------------------------------------------
4                       Installation of
                        Emergency Generator
                        (Supplied by                                       Generator
                        Generator Vendor)      Per Specifications             Vendor       $1,544.00       $1,544.00
--------------------------------------------------------------------------------------------------------------------
5                       Addition Manual
                        Transfer Switch        Per Specifications                N/A             N/A       $1,415.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        shelter. Cost per
                        square foot.           Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        shelter foundation.
                        Cost per square foot.  Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
8                       Rectifier Drop, 30A
                        2-Pole, Each                                          $82.00             N/A          $82.00
--------------------------------------------------------------------------------------------------------------------
9a                      48V DC Vent System,
                        460CFM                                               $749.00             N/A         $749.00
--------------------------------------------------------------------------------------------------------------------
9b                      48V DC Vent System,
                        920CFM                                             $1,372.00             N/A       $1,372.00
--------------------------------------------------------------------------------------------------------------------
10a                     2 Year Maintenance     Per Specifications                N/A       $8,604.00       $8,604.00
--------------------------------------------------------------------------------------------------------------------
10b                     3 Year Extended
                        Maintenance            Per Specifications                N/A      $13,904.00      $13,904.00
--------------------------------------------------------------------------------------------------------------------
10c                     Extended Maintenance
                        -Non-24 Hour           Per Specifications                N/A       $9,496.00       $9,496.00
--------------------------------------------------------------------------------------------------------------------
11a                     DC Power Plant - 250   Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $10,668.00       $1,910.00      $12,578.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1a
                            $8,386.56       $1,986.40      $10,372.96
------------------------------------------------------------------------------------
1b
                           $11,806.08       $2,318.16      $14,124.24
------------------------------------------------------------------------------------
1c
                           $15,899.52       $2,760.16      $18,659.68
------------------------------------------------------------------------------------
1d
                           $30,041.44       $3,756.48      $33,797.92
------------------------------------------------------------------------------------
1e
                           $52,009.36       $4,751.76      $56,761.12
------------------------------------------------------------------------------------
1f
                            $6,769.36       $1,986.40       $8,755.76
------------------------------------------------------------------------------------
1g
                           $10,690.16       $2,318.16      $13,008.32
------------------------------------------------------------------------------------
1h
                           $15,578.16       $2,760.16      $18,338.32
------------------------------------------------------------------------------------
1i
                           $29,112.72       $3,756.48      $32,869.20
------------------------------------------------------------------------------------
1j
                           $47,029.84       $4,751.76      $51,781.60
------------------------------------------------------------------------------------
1k
                           $23,812.88       $2,760.16      $26,573.04
------------------------------------------------------------------------------------
11
                           $40,510.08       $4,751.76      $44,981.04
------------------------------------------------------------------------------------
2a
                                  N/A             N/A       $7,696.00
------------------------------------------------------------------------------------
2b
                                  N/A             N/A       $9,828.00
------------------------------------------------------------------------------------
2c
                                  N/A             N/A      $10,509.20
------------------------------------------------------------------------------------
2d
                                  N/A             N/A      $17,228.64
------------------------------------------------------------------------------------
2e
                                  N/A             N/A      $18,798.00
------------------------------------------------------------------------------------
2f
                                  N/A             N/A      $19,133.92
------------------------------------------------------------------------------------
3                                 N/A             N/A       $5,489.12
------------------------------------------------------------------------------------
4                            Generator
                               Vendor       $1,605.76       $1,605.76
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $1,471.60
------------------------------------------------------------------------------------
6
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
7
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
8
                               $85.28             N/A          $85.28
------------------------------------------------------------------------------------
9a
                              $778.96             N/A         $778.96
------------------------------------------------------------------------------------
9b
                            $1,426.88             N/A       $1,426.88
------------------------------------------------------------------------------------
10a                               N/A       $8,948.16       $8,948.16
------------------------------------------------------------------------------------
10b
                                  N/A      $14,460.16      $14,460.16
------------------------------------------------------------------------------------
10c
                                  N/A       $9,875.84       $9,875.84
------------------------------------------------------------------------------------
11a
                           $11,094.72       $1,986.40      $13,081.12
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET
                                                                     PAGE 4 OF 5
SHELTER SIZE 12X8
MATERIAL STEEL

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
11b                     DC Power Plant - 500   Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $14,889.00       $2,229.00      $17,118.00
--------------------------------------------------------------------------------------------------------------------
11c                     DC Power Plant - 1000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $22,028.00       $2,654.00      $24,682.00
--------------------------------------------------------------------------------------------------------------------
11d                     DC Power Plant - 1500  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $30,056.00       $2,654.00      $32,710.00
--------------------------------------------------------------------------------------------------------------------
11e                     DC Power Plant - 2000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $40,068.00       $3,612.00      $43,680.00
--------------------------------------------------------------------------------------------------------------------
11f                     DC Power Plant - 4000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $71,794.00       $4,569.00      $76,363.00
--------------------------------------------------------------------------------------------------------------------
11g                     DC Power Plant - 3000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
12                      DC Breaker, Single
                        Pole                   Per Specifications             $45.00             N/A          $45.00
--------------------------------------------------------------------------------------------------------------------
12a                     Additional
                        Distribution Panel,
                        Less Breakers          Per Specifications            $172.00             N/A         $172.00
--------------------------------------------------------------------------------------------------------------------
12b                     66P265, 1-pair
                        plug-on protector for
                        66 block, high
                        voltage                Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12c                     66P015, 1-pair
                        plug-on protector for
                        66 block, low voltage  Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12d                     66GNDS, Ground Strap
                        (1 req'd per each 66
                        block                  Per Specifications              $4.00             N/A           $4.00
--------------------------------------------------------------------------------------------------------------------
12e                     TJ1010A, T1 or E1,
                        RJ48C or hardwire      Per Specifications            $113.00             N/A         $113.00
--------------------------------------------------------------------------------------------------------------------
12f                     TJ3010A, T1 or E1,
                        RJ48C                  Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12g                     TJP265, POTS, high
                        voltage                Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12h                     TJP016, T1 or data,
                        low voltage            Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
13                      Tenant/CoLocation
                        Modification,
                        Includes: Additional
                        door with pickguard,
                        door ground, and open
                        door alarm contact;
                        Additional emergency
                        light; 60A subfeed
                        Load Center in Tenant
                        area; and Fence
                        Partition              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14                      ADC PJ604 Wrapped
                        Terminal Block         Per Specifications             $17.05             N/A          $17.05
--------------------------------------------------------------------------------------------------------------------
15                      ADC BK-310 Adjustable
                        Mounting Bracket Kit   Per Specifications             $32.65             N/A          $32.65
--------------------------------------------------------------------------------------------------------------------
16                      TSI 512
                        BRS-0832-133-C00-2     Per Specifications            $179.80             N/A         $179.80
--------------------------------------------------------------------------------------------------------------------
17                      TSI-5054-000-BRK-2     Per Specifications             $52.79             N/A          $52.79
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
11b
                           $15,484.56       $2,318.16      $17,802.72
------------------------------------------------------------------------------------
11c
                           $22,909.12       $2,760.16      $25,669.28
------------------------------------------------------------------------------------
11d
                           $31,258.24       $2,760.16      $34,018.40
------------------------------------------------------------------------------------
11e
                           $41,670.72       $3,756.48      $45,427.20
------------------------------------------------------------------------------------
11f
                           $74,665.76       $4,751.76      $79,417.52
------------------------------------------------------------------------------------
11g
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
12
                               $46.80             N/A          $46.80
------------------------------------------------------------------------------------
12a
                              $178.88             N/A         $178.88
------------------------------------------------------------------------------------
12b
                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12c
                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12d
                                $4.16             N/A           $4.16
------------------------------------------------------------------------------------
12e
                              $117.52             N/A         $117.52
------------------------------------------------------------------------------------
12f
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12g
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12h
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
13
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14
                               $17.73             N/A          $17.73
------------------------------------------------------------------------------------
15
                               $33.96             N/A          $33.96
------------------------------------------------------------------------------------
16
                              $186.99             N/A         $186.99
------------------------------------------------------------------------------------
17                             $54.90             N/A          $54.90
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 5 OF 5
SHELTER SIZE 12X8
MATERIAL STEEL

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18                      Battery Monitor card   Per Mfg.
                        for Analog PMU (each)  Recommendation                $810.00             N/A         $810.00
--------------------------------------------------------------------------------------------------------------------
19                      DC Power Plant
                        Installation           Per Specifications                N/A       $7,000.00       $7,000.00
--------------------------------------------------------------------------------------------------------------------
20                      DC Power Plant Steel                                             Included in
                        Floor Plate            Per Specifications            $325.00         Item 19         $325.00
--------------------------------------------------------------------------------------------------------------------
21                      Install Alarm Control
                        Blocks R66M150 and
                        connect existing
                        alarms, install PJ604
                        pin block, install
                        Equipment Rack Ground
                        Bus cable to cable
                        ladder. (Existing
                        shelter Upgrades)      Per Specifications                N/A       $1,235.00       $1,235.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation of DC
                        Current Meter, 500
                        AMP (Factory
                        Installation)          Per Specifications                N/A         $890.00         $890.00
--------------------------------------------------------------------------------------------------------------------
23                      Installation of DC
                        Current Meter, 500
                        AMP (Field/Site
                        Retrofit
                        Installation)          Per Specifications                N/A       $2,700.00       $2,700.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18                              $842.40             N/A         $842.40
------------------------------------------------------------------------------------
19                                  N/A       $7,280.00       $7,280.00
------------------------------------------------------------------------------------
20                                        Included in
                              $338.00         Item 19         $338.00
------------------------------------------------------------------------------------
21

                                  N/A       $1,284.40       $1,284.40
------------------------------------------------------------------------------------
22

                                  N/A         $925.60         $925.60
------------------------------------------------------------------------------------
23

                                  N/A       $2,808.00       $2,808.00
------------------------------------------------------------------------------------

SHELTER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
---------------------                                                   --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                   $57,782.70
--------------------------------------------------------------------------------------------------------------------


                             COST           COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:                                             $60,094.01
------------------------------------------------------------------------------------


Note: Items 1-3, 5-7, 8a, 10, 11a, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (3)8, 11b, (20)12, 14, 15, 18 & 22 used to calculate a total cost.

                             SHELTER PRICING SHEET
                                                                     PAGE 1 OF 5
SHELTER SIZE 12X12
MATERIAL STEEL

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Shelter                Per Specifications         $25,073.00             N/A      $25,073.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit                               Included in     Included in     Included in
                        Requirements           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Telephone Cable Entry                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Concrete Entrance
                        Ramp                   Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
5                       Radio Shelter Alarms   Per Specifications          $1,207.00             N/A       $1,207.00
--------------------------------------------------------------------------------------------------------------------
6                       Bulletproof                                      Included in     Included in     Included in
                        Construction           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Meet Zone II for                                 Included in     Included in     Included in
                        Earthquakes            Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8a                      AC Power & Electrical
                        Service Capacity and
                        Distribution - 100                                               Included in
                        Amp                    Per Specifications            $350.00          Item 1         $350.00
--------------------------------------------------------------------------------------------------------------------
8b                      AC Power & Electrical
                        Service Capacity and
                        Distribution - 200                                               Included in
                        Amp                    Per Specifications            $745.00          Item 1         $745.00
--------------------------------------------------------------------------------------------------------------------
8b1                     (24) Twistlock
                        Receptacles and                                                  Included in
                        Wireduct               Per Specifications          $2,830.00          Item 1       $2,830.00
--------------------------------------------------------------------------------------------------------------------
8c                      AC Power & Electrical
                        Service Capacity and
                        Distribution - 400                                               Included in
                        Amp                    Per Specifications          $2,749.00          Item 1       $2,749.00
--------------------------------------------------------------------------------------------------------------------
9a                      UPS System and
                        Battery Bank - 12.5
                        kVA                    Per Specifications         $42,117.00       $1,979.00      $44,096.00
--------------------------------------------------------------------------------------------------------------------
9b                      UPS System and
                        Battery Bank - 21 kVA  Per Specifications         $43,351.00       $2,233.00      $45,584.00
--------------------------------------------------------------------------------------------------------------------
9c                      UPS System and
                        Battery Bank - 42 kVA  Per Specifications         $88,241.00       $2,233.00      $90,474.00
--------------------------------------------------------------------------------------------------------------------
10                      Installation of
                        Generator Transfer
                        Switch                 Per Specifications                N/A       $1,214.00       $1,214.00
--------------------------------------------------------------------------------------------------------------------
11a                     Heating and Air
                        Conditioning - 12,000
                        BTU - I unit           Per Specifications          $1,754.00             N/A       $1,754.00
--------------------------------------------------------------------------------------------------------------------
11b                     Heating and Air
                        Conditioning - 24,000
                        BTU- 2 units and Dual
                        Controllers            Per Specifications          $3,773.00             N/A       $3,773.00
--------------------------------------------------------------------------------------------------------------------
11c                     Heating and Air
                        Conditioning - 36,000
                        BTU - 2 units and
                        Dual Controllers       Per Specifications          $4,086.00             N/A       $4,086.00
--------------------------------------------------------------------------------------------------------------------
11d                     Heating and Air
                        Conditioning - 48,000
                        BTU - 2 units and
                        Dual Controllers       Per Specifications          $5,379.00             N/A       $5,379.00
--------------------------------------------------------------------------------------------------------------------
11e                     Heating and Air
                        Conditioning - 60,000
                        BTU - 2 units and
                        Dual Controllers       Per Specifications          $6,320.00             N/A       $6,320.00
--------------------------------------------------------------------------------------------------------------------
12                      Fire Extinguisher -
                        10 # ABC               Per Specifications             $60.00             N/A          $60.00
--------------------------------------------------------------------------------------------------------------------
13                      Shelter Grounding
                        System                 Per Specifications          $1,184.00             N/A       $1,184.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                          $26,075.92             N/A      $26,075.92
------------------------------------------------------------------------------------
2                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
3                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
4
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
5                           $1,255.28             N/A       $1,255.28
------------------------------------------------------------------------------------
6                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8a
                                          Included in
                              $364.00          Item 1         $364.00
------------------------------------------------------------------------------------
8b
                                          Included in
                              $774.80          Item 1         $774.80
------------------------------------------------------------------------------------
8b1
                                          Included in
                            $2,943.20          Item 1       $2,943.20
------------------------------------------------------------------------------------
8c
                                          Included in
                            $2,858.96          Item 1       $2,858.96
------------------------------------------------------------------------------------
9a
                           $43,801.68       $2,058.16      $45,859.84
------------------------------------------------------------------------------------
9b
                           $45,085.04       $2,322.32      $47,407.36
------------------------------------------------------------------------------------
9c
                           $91,770.64       $2,322.32      $94,092.96
------------------------------------------------------------------------------------
10
                                  N/A       $1,262.56       $1,262.56
------------------------------------------------------------------------------------
11a
                            $1,824.16             N/A       $1,824.16
------------------------------------------------------------------------------------
11b
                            $3,923.92             N/A       $3,923.92
------------------------------------------------------------------------------------
11c
                            $4,249.44             N/A       $4,249.44
------------------------------------------------------------------------------------
11d
                            $5,594.16             N/A       $5,594.16
------------------------------------------------------------------------------------
11e
                            $6,572.80             N/A       $6,572.80
------------------------------------------------------------------------------------
12
                               $62.40             N/A          $62.40
------------------------------------------------------------------------------------
13
                            $1,231.36             N/A       $1,231.36
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET
                                                                     PAGE 2 OF 5
SHELTER SIZE 12X12
MATERIAL STEEL

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
14                      Interior Lighting                                Included in     Included in     Included in
                        System                 Per Specifications             Item 8          Item 8          Item 8
--------------------------------------------------------------------------------------------------------------------
15                      Exterior Lighting
                        System- 300W Flood
                        Light                  Per Specifications            $120.00             N/A         $120.00
--------------------------------------------------------------------------------------------------------------------
16                      Cable Ladder Trays
                        -52' X 12" wide        Per Specifications          $1,051.00             N/A       $1,051.00
--------------------------------------------------------------------------------------------------------------------
17a                     Cable Entry Ports- 16                                            Included in
                        Port Polyphaser Peep   Per Specifications          $1,552.00          Item 1       $1,552.00
--------------------------------------------------------------------------------------------------------------------
17b                     Cable Entry Ports- 8                                             Included in
                        Port Polyphaser Peep   Per Specifications          $1,057.00          Item 1       $1,057.00
--------------------------------------------------------------------------------------------------------------------
17c                     Cable Entry Ports- 5                                             Included in
                        Port Polyphaser Peep   Per Specifications            $897.00          Item 1         $897.00
--------------------------------------------------------------------------------------------------------------------
18                      Flooring Requirements                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
19a                     Patch Block Mounting
                        Surface - one (1)
                        4ft. by 4ft.           Per Specifications             $62.00             N/A          $62.00
--------------------------------------------------------------------------------------------------------------------
19b                     Patch Block Mounting
                        Surface - one (1)
                        4ft. by 4ft.and (1)
                        4ft. by 8 ft.          Per Specifications            $139.00             N/A         $139.00
--------------------------------------------------------------------------------------------------------------------
19c                     Patch Block Mounting
                        Surface - two (2)
                        4ft. by 8ft.           Per Specifications            $155.00             N/A         $155.00
--------------------------------------------------------------------------------------------------------------------
20                      Shelter Foundation
                        Design                 Per Specifications                N/A             N/A       $1,132.00
--------------------------------------------------------------------------------------------------------------------
21                      Doors - Locks and                                Included in     Included in     Included in
                        Keys                   Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
22a                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,813.00             N/A       $2,813.00
--------------------------------------------------------------------------------------------------------------------
22b                     Warranty - 3 Year
                        Extended Warranty      Per Specifications         $11,620.00             N/A      $11,620.00
--------------------------------------------------------------------------------------------------------------------
22c                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $8,835.00             N/A       $8,835.00
--------------------------------------------------------------------------------------------------------------------
23a                     Exterior Radio
                        Shelter Fascia Style
                        1 Dimensional Stamped
                        Brick                  Per Specifications                N/A             N/A       $3,845.00
--------------------------------------------------------------------------------------------------------------------
23b                     Exterior Radio
                        Shelter Fascia Style
                        2 Simulated Stucco     Per Specifications                N/A             N/A       $2,017.00
--------------------------------------------------------------------------------------------------------------------
23c                     Exterior Radio
                        Shelter Fascia Style
                        3 Painted Aggregate    Per Specifications                N/A             N/A       $2,017.00
--------------------------------------------------------------------------------------------------------------------
23d                     Exterior Radio
                        Shelter Fascia Style
                        4                      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
24                      Shipping/Delivery
                        Charges to
                        Harrisburg, PA         Per Specifications                N/A             N/A       $2,377.00
--------------------------------------------------------------------------------------------------------------------
24a                     Shipping/Delivery
                        Charges - One day
                        demurrage in
                        Harrisburg, PA         Requires Item 24                  N/A             N/A         $450.00
--------------------------------------------------------------------------------------------------------------------
24b                     Shipping/Delivery
                        Charges Harrisburg,
                        PA to Site             Requires Item 24                  N/A             N/A         $800.00
--------------------------------------------------------------------------------------------------------------------
25                      Off-loading            Per Specifications                N/A             N/A       $2,489.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
14                        Included in     Included in     Included in
                               Item 8          Item 8          Item 8
------------------------------------------------------------------------------------
15
                              $124.80             N/A         $124.80
------------------------------------------------------------------------------------
16
                            $1,093.04             N/A       $1,093.04
------------------------------------------------------------------------------------
17a                                       Included in
                            $1,614.08          Item 1       $1,614.08
------------------------------------------------------------------------------------
17b                                       Included in
                            $1,099.28          Item 1       $1,099.28
------------------------------------------------------------------------------------
17c                                       Included in
                              $932.88          Item 1         $932.88
------------------------------------------------------------------------------------
18                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
19a
                               $64.48             N/A          $64.48
------------------------------------------------------------------------------------
19b
                              $144.56             N/A         $144.56
------------------------------------------------------------------------------------
19c
                              $161.20             N/A         $161.20
------------------------------------------------------------------------------------
20
                                  N/A             N/A       $1,177.28
------------------------------------------------------------------------------------
21                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
22a
                            $2,925.52             N/A       $2,925.52
------------------------------------------------------------------------------------
22b
                           $12,084.80             N/A      $12,084.80
------------------------------------------------------------------------------------
22c
                            $9,188.40             N/A       $9,188.40
------------------------------------------------------------------------------------
23a
                                  N/A             N/A       $3,998.80
------------------------------------------------------------------------------------
23b
                                  N/A             N/A       $2,097.68
------------------------------------------------------------------------------------
23c
                                  N/A             N/A       $2,097.68
------------------------------------------------------------------------------------
23d
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
24
                                  N/A             N/A       $2,472.08
------------------------------------------------------------------------------------
24a
                                  N/A             N/A         $468.00
------------------------------------------------------------------------------------
24b
                                  N/A             N/A         $832.00
------------------------------------------------------------------------------------
25                                N/A             N/A       $2,588.56
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 3 OF 5
SHELTER SIZE 12X12
MATERIAL STEEL

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1a                      DC Power Plant - 250
                        AH 24VDC               Per Specifications          $8,064.00       $1,910.00       $9,974.00
--------------------------------------------------------------------------------------------------------------------
1b                      DC Power Plant - 500
                        AH 24VDC               Per Specifications         $11,352.00       $2,229.00      $13,581.00
--------------------------------------------------------------------------------------------------------------------
1c                      DC Power Plant - 1000
                        AH 24VDC               Per Specifications         $15,288.00       $2,654.00      $17,942.00
--------------------------------------------------------------------------------------------------------------------
1d                      DC Power Plant - 2000
                        AH 24VDC               Per Specifications         $28,886.00       $3,612.00      $32,498.00
--------------------------------------------------------------------------------------------------------------------
1e                      DC Power Plant - 4000
                        AH 24VDC               Per Specifications         $50,009.00       $4,569.00      $54,578.00
--------------------------------------------------------------------------------------------------------------------
1f                      DC Power Plant - 250
                        AH 48VDC               Per Specifications          $6,509.00       $1,910.00       $8,419.00
--------------------------------------------------------------------------------------------------------------------
1g                      DC Power Plant - 500
                        AH 48VDC               Per Specifications         $10,279.00       $2,229.00      $12,508.00
--------------------------------------------------------------------------------------------------------------------
1h                      DC Power Plant - 1000
                        AH 48VDC               Per Specifications         $14,979.00       $2,654.00      $17,633.00
--------------------------------------------------------------------------------------------------------------------
1i                      DC Power Plant - 2000
                        AH 48VDC               Per Specifications         $27,993.00       $3,612.00      $31,605.00
--------------------------------------------------------------------------------------------------------------------
1j                      DC Power Plant - 4000
                        AH 48VDC               Per Specifications         $45,221.00       $4,569.00      $49,790.00
--------------------------------------------------------------------------------------------------------------------
1k                      DC Power Plant - 1500
                        AH 48VDC               Per Specifications         $22,897.00       $2,654.00      $25,551.00
--------------------------------------------------------------------------------------------------------------------
11                      DC Power Plant - 3000
                        AH 48VDC               Per Specifications         $38,952.00       $4,569.00      $43,251.00
--------------------------------------------------------------------------------------------------------------------
2a                      Generator Room -
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A       $7,400.00
--------------------------------------------------------------------------------------------------------------------
2b                      Generator Room -
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A       $9,450.00
--------------------------------------------------------------------------------------------------------------------
2c                      Generator Room -
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $10,105.00
--------------------------------------------------------------------------------------------------------------------
2d                      Generator Room -
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A      $16,566.00
--------------------------------------------------------------------------------------------------------------------
2e                      Generator Room -
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,075.00
--------------------------------------------------------------------------------------------------------------------
2f                      Generator Room -
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,398.00
--------------------------------------------------------------------------------------------------------------------
3                       Fire Suppression       Per Specifications                N/A             N/A       $5,278.00
--------------------------------------------------------------------------------------------------------------------
4                       Installation of
                        Emergency Generator
                        (Supplied by                                       Generator
                        Generator Vendor)      Per Specifications             Vendor       $1,544.00       $1,544.00
--------------------------------------------------------------------------------------------------------------------
5                       Addition Manual
                        Transfer Switch        Per Specifications                N/A             N/A       $1,415.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        shelter. Cost per
                        square foot.           Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        shelter foundation.
                        Cost per square foot.  Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
8                       Rectifier Drop, 30A
                        2-Pole, Each                                          $82.00             N/A          $82.00
--------------------------------------------------------------------------------------------------------------------
9a                      48V DC Vent System,
                        460CFM                                               $749.00             N/A         $749.00
--------------------------------------------------------------------------------------------------------------------
9b                      48V DC Vent System,
                        920CFM                                             $1,372.00             N/A        $1,372.00
--------------------------------------------------------------------------------------------------------------------
10a                     2 Year Maintenance     Per Specifications                N/A       $8,604.00       $8,604.00
--------------------------------------------------------------------------------------------------------------------
10b                     3 Year Extended
                        Maintenance            Per Specifications                N/A      $13,904.00      $13,904.00
--------------------------------------------------------------------------------------------------------------------
10c                     Extended Maintenance
                        -Non-24 Hour           Per Specifications                N/A       $9,496.00       $9,496.00
--------------------------------------------------------------------------------------------------------------------
11a                     DC Power Plant - 250   Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $10,668.00       $1,910.00      $12,578.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1a
                            $8,386.56       $1,986.40      $10,372.96
------------------------------------------------------------------------------------
1b
                           $11,806.08       $2,318.16      $14,124.24
------------------------------------------------------------------------------------
1c
                           $15,899.52       $2,760.16      $18,659.68
------------------------------------------------------------------------------------
1d
                           $30,041.44       $3,756.48      $33,797.92
------------------------------------------------------------------------------------
1e
                           $52,009.36       $4,751.76      $56,761.12
------------------------------------------------------------------------------------
1f
                            $6,769.36       $1,986.40       $8,755.76
------------------------------------------------------------------------------------
1g
                           $10,690.16       $2,318.16      $13,008.32
------------------------------------------------------------------------------------
1h
                           $15,578.16       $2,760.16      $18,338.32
------------------------------------------------------------------------------------
1i
                           $29,112.72       $3,756.48      $32,869.20
------------------------------------------------------------------------------------
1j
                           $47,029.84       $4,751.76      $51,781.60
------------------------------------------------------------------------------------
1k
                           $23,812.88       $2,760.16      $26,573.04
------------------------------------------------------------------------------------
11
                           $40,510.08       $4,751.76      $44,981.04
------------------------------------------------------------------------------------
2a
                                  N/A             N/A       $7,696.00
------------------------------------------------------------------------------------
2b
                                  N/A             N/A       $9,828.00
------------------------------------------------------------------------------------
2c
                                  N/A             N/A      $10,509.20
------------------------------------------------------------------------------------
2d
                                  N/A             N/A      $17,228.64
------------------------------------------------------------------------------------
2e
                                  N/A             N/A      $18,798.00
------------------------------------------------------------------------------------
2f
                                  N/A             N/A      $19,133.92
------------------------------------------------------------------------------------
3                                 N/A             N/A       $5,489.12
------------------------------------------------------------------------------------
4
                            Generator
                               Vendor       $1,605.76       $1,605.76
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $1,471.60
------------------------------------------------------------------------------------
6
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
7
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
8
                                $85.28            N/A          $85.28
------------------------------------------------------------------------------------
9a
                               $778.96            N/A         $778.96
------------------------------------------------------------------------------------
9b
                             $1,426.88            N/A       $1,426.88
------------------------------------------------------------------------------------
10a                               N/A       $8,948.16       $8,948.16
------------------------------------------------------------------------------------
10b
                                  N/A      $14,460.16      $14,460.16
------------------------------------------------------------------------------------
10c
                                  N/A       $9,875.84       $9,875.84
------------------------------------------------------------------------------------
11a
                           $11,094.72       $1,986.40      $13,081.12
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 4 OF 5
SHELTER SIZE 12 X 12
MATERIAL STEEL

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
11b                     DC Power Plant - 500   Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $14,889.00       $2,229.00      $17,118.00
--------------------------------------------------------------------------------------------------------------------
11c                     DC Power Plant - 1000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $22,028.00       $2,654.00      $24,682.00
--------------------------------------------------------------------------------------------------------------------
11d                     DC Power Plant - 1500  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $30,056.00       $2,654.00      $32,710.00
--------------------------------------------------------------------------------------------------------------------
11e                     DC Power Plant - 2000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $40,068.00       $3,612.00      $43,680.00
--------------------------------------------------------------------------------------------------------------------
11f                     DC Power Plant - 4000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $71,794.00       $4,569.00      $76,363.00
--------------------------------------------------------------------------------------------------------------------
11g                     DC Power Plant - 3000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
12                      DC Breaker, Single
                        Pole                   Per Specifications             $45.00             N/A          $45.00
--------------------------------------------------------------------------------------------------------------------
12a                     Additional
                        Distribution Panel,
                        Less Breakers          Per Specifications            $172.00             N/A         $172.00
--------------------------------------------------------------------------------------------------------------------
12b                     66P265, 1-pair
                        plug-on protector for
                        66 block, high
                        voltage                Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12c                     66P015, 1-pair
                        plug-on protector for
                        66 block, low voltage  Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12d                     66GNDS, Ground Strap
                        (1 req'd per each 66
                        block                  Per Specifications              $4.00             N/A           $4.00
--------------------------------------------------------------------------------------------------------------------
12e                     TJ1010A, T1 or E1,
                        RJ48C or hardwire      Per Specifications            $113.00             N/A         $113.00
--------------------------------------------------------------------------------------------------------------------
12f                     TJ3010A, T1 or E1,
                        RJ48C                  Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12g                     TJP265, POTS, high
                        voltage                Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12h                     TJP016, T1 or data,
                        low voltage            Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
13                      Tenant/CoLocation
                        Modification,
                        Includes: Additional
                        door with pickguard,
                        door ground, and open
                        door alarm contact;
                        Additional emergency
                        light; 60A subfeed
                        Load Center in Tenant
                        area; and Fence
                        Partition              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14                      ADC PJ604 Wrapped
                        Terminal Block         Per Specifications             $17.05             N/A          $17.05
--------------------------------------------------------------------------------------------------------------------
15                      ADC BK-310 Adjustable
                        Mounting Bracket Kit   Per Specifications             $32.65             N/A          $32.65
--------------------------------------------------------------------------------------------------------------------
16                      TSI 512
                        BRS-0832-133-C00-2     Per Specifications            $179.80             N/A         $179.80
--------------------------------------------------------------------------------------------------------------------
17                      TSI-5054-000-BRK-2     Per Specifications             $52.79             N/A          $52.79
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
11b
                           $15,484.56       $2,318.16      $17,802.72
------------------------------------------------------------------------------------
11c
                           $22,909.12       $2,760.16      $25,669.28
------------------------------------------------------------------------------------
11d
                           $31,258.24       $2,760.16      $34,018.40
------------------------------------------------------------------------------------
11e
                           $41,670.72       $3,756.48      $45,427.20
------------------------------------------------------------------------------------
11f
                           $74,665.76       $4,751.76      $79,417.52
------------------------------------------------------------------------------------
11g
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
12
                               $46.80             N/A          $46.80
------------------------------------------------------------------------------------
12a

                              $178.88             N/A         $178.88
------------------------------------------------------------------------------------
12b

                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12c

                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12d

                                $4.16             N/A           $4.16
------------------------------------------------------------------------------------
12e
                              $117.52             N/A         $117.52
------------------------------------------------------------------------------------
12f
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12g
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12h
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
13

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14
                               $17.73             N/A          $17.73
------------------------------------------------------------------------------------
15
                               $33.96             N/A          $33.96
------------------------------------------------------------------------------------
16
                              $186.99             N/A         $186.99
------------------------------------------------------------------------------------
17                             $54.90             N/A          $54.90
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 5 OF 5
SHELTER SIZE 12 X 12
MATERIAL STEEL

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18                      Battery Monitor card   Per Mfg.
                        for Analog PMU (each)  Recommendation                $810.00             N/A         $810.00
--------------------------------------------------------------------------------------------------------------------
19                      DC Power Plant
                        Installation           Per Specifications                N/A       $7,000.00       $7,000.00
--------------------------------------------------------------------------------------------------------------------
20                      DC Power Plant Steel                                             Included in
                        Floor Plate            Per Specifications            $325.00         Item 19         $325.00
--------------------------------------------------------------------------------------------------------------------
21                      Install Alarm Control
                        Blocks R66M150 and
                        connect existing
                        alarms, install PJ604
                        pin block, install
                        Equipment Rack Ground
                        Bus cable to cable
                        ladder. (Existing
                        shelter Upgrades)      Per Specifications                N/A       $1,235.00       $1,235.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation of DC
                        Current Meter, 500
                        AMP (Factory
                        Installation)          Per Specifications                N/A         $890.00         $890.00
--------------------------------------------------------------------------------------------------------------------
23                      Installation of DC
                        Current Meter, 500
                        AMP (Field/Site
                        Retrofit
                        Installation)          Per Specifications                N/A       $2,700.00       $2,700.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18
                              $842.40             N/A         $842.40
------------------------------------------------------------------------------------
19
                                  N/A       $7,280.00       $7,280.00
------------------------------------------------------------------------------------
20                                        Included in
                              $338.00         Item 19         $338.00
------------------------------------------------------------------------------------
21
                                  N/A       $1,284.40       $1,284.40
------------------------------------------------------------------------------------
22
                                  N/A         $925.60         $925.60
------------------------------------------------------------------------------------
23
                                  N/A       $2,808.00       $2,808.00
------------------------------------------------------------------------------------

SHELTER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
---------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                   $74,115.70
--------------------------------------------------------------------------------------------------------------------


                             COST           COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:                                              $77,080.33
------------------------------------------------------------------------------------



Note: Items 1-3, 5-7, 8b, 10, 11b, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (5)8, 11c, (20)12, 14, 15, 18 & 22 used to calculate a total cost.

                             SHELTER PRICING SHEET
                                                                     PAGE 1 OF 5
SHELTER SIZE 12 X 8
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Shelter                Per Specifications         $19,231.00             N/A      $19,231.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit                               Included in     Included in     Included in
                        Requirements           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Telephone Cable Entry                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Concrete Entrance
                        Ramp                   Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
5                       Radio Shelter Alarms   Per Specifications          $1,203.00             N/A       $1,203.00
--------------------------------------------------------------------------------------------------------------------
6                       Bulletproof                                      Included in     Included in     Included in
                        Construction           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Meet Zone II for                                 Included in     Included in     Included in
                        Earthquakes            Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8a                      AC Power & Electrical
                        Service Capacity and
                        Distribution - 100                                               Included in
                        Amp                    Per Specifications            $349.00          Item 1         $349.00
--------------------------------------------------------------------------------------------------------------------
8a1                     (4) Twistlock
                        Receptacles and                                                  Included in
                        Wireduct               Per Specifications            $840.00          Item 1         $840.00
--------------------------------------------------------------------------------------------------------------------
8b                      AC Power & Electrical
                        Service Capacity and
                        Distribution - 200                                               Included in
                        Amp                    Per Specifications            $745.00          Item 1         $745.00
--------------------------------------------------------------------------------------------------------------------
8c                      AC Power & Electrical
                        Service Capacity and
                        Distribution - 400                                               Included in
                        Amp                    Per Specifications          $2,749.00          Item 1       $2,749.00
--------------------------------------------------------------------------------------------------------------------
9a                      UPS System and
                        Battery Bank - 12.5
                        kVA                    Per Specifications         $39,590.00       $1,972.00      $41,562.00
--------------------------------------------------------------------------------------------------------------------
9b                      UPS System and
                        Battery Bank - 21 kVA  Per Specifications         $43,351.00       $2,233.00      $45,584.00
--------------------------------------------------------------------------------------------------------------------
9c                      UPS System and
                        Battery Bank - 42 kVA  Per Specifications         $88,241.00       $2,233.00      $90,474.00
--------------------------------------------------------------------------------------------------------------------
10                      Installation of
                        Generator Transfer
                        Switch                 Per Specifications                N/A       $1,209.00       $1,209.00
--------------------------------------------------------------------------------------------------------------------
11a                     Heating and Air
                        Conditioning - 12,000
                        BTU - 1 unit           Per Specifications          $1,748.00             N/A       $1,748.00
--------------------------------------------------------------------------------------------------------------------
11b                     Heating and Air
                        Conditioning - 24,000
                        BTU- 2 units and Dual
                        Controllers            Per Specifications          $3,773.00             N/A       $3,773.00
--------------------------------------------------------------------------------------------------------------------
11c                     Heating and Air
                        Conditioning - 36,000
                        BTU - 2 units and
                        Dual Controllers       Per Specifications          $4,086.00             N/A       $4,086.00
--------------------------------------------------------------------------------------------------------------------
11d                     Heating and Air
                        Conditioning - 48,000
                        BTU - 2 units and
                        Dual Controllers       Per Specifications          $5,379.00             N/A       $5,379.00
--------------------------------------------------------------------------------------------------------------------
11e                     Heating and Air
                        Conditioning - 60,000
                        BTU - 2 units and
                        Dual Controllers       Per Specifications          $6,320.00             N/A       $6,320.00
--------------------------------------------------------------------------------------------------------------------
12                      Fire Extinguisher -                                              Included in
                        10 # ABC               Per Specifications             $59.00          Item 1          $59.00
--------------------------------------------------------------------------------------------------------------------
13                      Shelter Grounding                                                Included in
                        System                 Per Specifications          $1,113.00          Item 1       $1,113.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                          $20,000.24             N/A      $20,000.24
------------------------------------------------------------------------------------
2                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
3                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
4
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
5                           $1,251.12             N/A       $1,251.12
------------------------------------------------------------------------------------
6                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8a
                                          Included in
                              $362.96          Item 1         $362.96
------------------------------------------------------------------------------------
8a1
                                          Included in
                              $873.60          Item 1         $873.60
------------------------------------------------------------------------------------
8b
                                          Included in
                              $774.80          Item 1         $774.80
------------------------------------------------------------------------------------
8c
                                          Included in
                            $2,858.96          Item 1       $2,858.96
------------------------------------------------------------------------------------
9a
                           $41,173.60       $2,050.88      $43,224.48
------------------------------------------------------------------------------------
9b
                           $45,085.04       $2,322.32      $47,407.36
------------------------------------------------------------------------------------
9c
                           $91,770.64       $2,322.32      $94,092.96
------------------------------------------------------------------------------------
10
                              #VALUE!       $1,257.36       $1,257.36
------------------------------------------------------------------------------------
11a
                            $1,817.92             N/A       $1,817.92
------------------------------------------------------------------------------------
11b
                            $3,923.92             N/A       $3,923.92
------------------------------------------------------------------------------------
11c
                            $4,249.44             N/A       $4,249.44
------------------------------------------------------------------------------------
11d
                            $5,594.16             N/A       $5,594.16
------------------------------------------------------------------------------------
11e
                            $6,572.80             N/A       $6,572.80
------------------------------------------------------------------------------------
12                                        Included in
                               $61.36          Item 1          $61.36
------------------------------------------------------------------------------------
13                                        Included in
                            $1,157.52          Item 1       $1,157.52
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET
                                                                     PAGE 2 OF 5
SHELTER SIZE 12 X 8
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
14                      Interior Lighting                                Included in     Included in     Included in
                        System                 Per Specifications             Item 8          Item 8          Item 8
--------------------------------------------------------------------------------------------------------------------
15                      Exterior Lighting
                        System- 300W Flood
                        Light                  Per Specifications            $120.00             N/A         $120.00
--------------------------------------------------------------------------------------------------------------------
16                      Cable Ladder Trays
                        -16' X 12" wide        Per Specifications            $322.00             N/A         $322.00
--------------------------------------------------------------------------------------------------------------------
17a                     Cable Entry Ports- 16                                            Included in
                        Port Polyphaser Peep   Per Specifications          $1,547.00          Item 1       $1,547.00
--------------------------------------------------------------------------------------------------------------------
17b                     Cable Entry Ports- 8                                             Included in
                        Port Polyphaser Peep   Per Specifications          $1,057.00          Item 1       $1,057.00
--------------------------------------------------------------------------------------------------------------------
17c                     Cable Entry Ports- 5                                             Included in
                        Port Polyphaser Peep   Per Specifications            $897.00          Item 1         $897.00
--------------------------------------------------------------------------------------------------------------------
18                      Flooring Requirements                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
19a                     Patch Block Mounting
                        Surface - one (1)
                        4ft. by 4ft.           Per Specifications             $61.00             N/A          $61.00
--------------------------------------------------------------------------------------------------------------------
19b                     Patch Block Mounting
                        Surface - one (1)
                        4ft. by 4ft.and (1)
                        4ft. by 8 ft.          Per Specifications            $139.00             N/A         $139.00
--------------------------------------------------------------------------------------------------------------------
19c                     Patch Block Mounting
                        Surface - two (2)
                        4ft. by 8ft.           Per Specifications            $155.00             N/A         $155.00
--------------------------------------------------------------------------------------------------------------------
20                      Shelter Foundation
                        Design                 Per Specifications                N/A             N/A       $1,064.00
--------------------------------------------------------------------------------------------------------------------
21                      Doors - Locks and                                Included in     Included in     Included in
                        Keys                   Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
22a                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,813.00             N/A       $2,813.00
--------------------------------------------------------------------------------------------------------------------
22b                     Warranty - 3 Year
                        Extended Warranty      Per Specifications         $11,620.00             N/A      $11,620.00
--------------------------------------------------------------------------------------------------------------------
22c                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $8,835.00             N/A       $8,835.00
--------------------------------------------------------------------------------------------------------------------
23a                     Exterior Radio
                        Shelter Fascia Style
                        1 Dimensional Stamped
                        Brick                  Per Specifications                N/A             N/A       $3,387.00
--------------------------------------------------------------------------------------------------------------------
23b                     Exterior Radio
                        Shelter Fascia Style
                        2 Simulated Stucco     Per Specifications                N/A             N/A       $1,807.00
--------------------------------------------------------------------------------------------------------------------
23c                     Exterior Radio
                        Shelter Fascia Style
                        3 Painted Aggregate    Per Specifications                N/A             N/A       $1,807.00
--------------------------------------------------------------------------------------------------------------------
23d                     Exterior Radio
                        Shelter Fascia Style
                        4                      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
24                      Shipping/Delivery
                        Charges to
                        Harrisburg, PA         Per Specifications                N/A             N/A       $1,436.00
--------------------------------------------------------------------------------------------------------------------
24a                     Shipping/Delivery
                        Charges - One day
                        demurrage in
                        Harrisburg, PA         Requires Item 24                  N/A             N/A         $450.00
--------------------------------------------------------------------------------------------------------------------
24b                     Shipping/Delivery
                        Charges Harrisburg,
                        PA to Site             Requires Item 24                  N/A             N/A         $800.00
--------------------------------------------------------------------------------------------------------------------
25                      Off-loading            Per Specifications                N/A             N/A       $2,340.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
14                        Included in     Included in     Included in
                               Item 8          Item 8          Item 8
------------------------------------------------------------------------------------
15
                              $124.80             N/A         $124.80
------------------------------------------------------------------------------------
16
                              $334.88             N/A         $334.88
------------------------------------------------------------------------------------
17a                                       Included in
                            $1,608.88          Item 1       $1,608.88
------------------------------------------------------------------------------------
17b                                       Included in
                            $1,099.28          Item 1       $1,099.28
------------------------------------------------------------------------------------
17c                                       Included in
                              $932.88          Item 1         $932.88
------------------------------------------------------------------------------------
18                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
19a
                               $63.44             N/A          $63.44
------------------------------------------------------------------------------------
19b
                              $144.56             N/A         $144.56
------------------------------------------------------------------------------------
19c
                              $161.20             N/A         $161.20
------------------------------------------------------------------------------------
20
                                  N/A             N/A       $1,106.56
------------------------------------------------------------------------------------
21                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
22a
                            $2,925.52             N/A       $2,925.52
------------------------------------------------------------------------------------
22b
                           $12,084.80             N/A      $12,084.80
------------------------------------------------------------------------------------
22c
                            $9,188.40             N/A       $9,188.40
------------------------------------------------------------------------------------
23a
                                  N/A             N/A       $3,522.48
------------------------------------------------------------------------------------
23b
                                  N/A             N/A       $1,879.28
------------------------------------------------------------------------------------
23c
                                  N/A             N/A       $1,879.28
------------------------------------------------------------------------------------
23d
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
24
                                  N/A             N/A       $1,493.44
------------------------------------------------------------------------------------
24a
                                  N/A             N/A         $468.00
------------------------------------------------------------------------------------
24b
                                  N/A             N/A         $832.00
------------------------------------------------------------------------------------
25                                N/A             N/A       $2,433.60
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 3 OF 5
SHELTER SIZE 12 X 8
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1a                      DC Power Plant - 250
                        AH 24VDC               Per Specifications          $8,064.00       $1,910.00       $9,974.00
--------------------------------------------------------------------------------------------------------------------
1b                      DC Power Plant - 500
                        AH 24VDC               Per Specifications         $11,352.00       $2,229.00      $13,581.00
--------------------------------------------------------------------------------------------------------------------
1c                      DC Power Plant - 1000
                        AH 24VDC               Per Specifications         $15,288.00       $2,654.00      $17,942.00
--------------------------------------------------------------------------------------------------------------------
1d                      DC Power Plant - 2000
                        AH 24VDC               Per Specifications         $28,886.00       $3,612.00      $32,498.00
--------------------------------------------------------------------------------------------------------------------
1e                      DC Power Plant - 4000
                        AH 24VDC               Per Specifications         $50,009.00       $4,569.00      $54,578.00
--------------------------------------------------------------------------------------------------------------------
1f                      DC Power Plant - 250
                        AH 48VDC               Per Specifications          $6,509.00       $1,910.00       $8,419.00
--------------------------------------------------------------------------------------------------------------------
1g                      DC Power Plant - 500
                        AH 48VDC               Per Specifications         $10,279.00       $2,229.00      $12,508.00
--------------------------------------------------------------------------------------------------------------------
1h                      DC Power Plant - 1000
                        AH 48VDC               Per Specifications         $14,979.00       $2,654.00      $17,633.00
--------------------------------------------------------------------------------------------------------------------
1i                      DC Power Plant - 2000
                        AH 48VDC               Per Specifications         $27,993.00       $3,612.00      $31,605.00
--------------------------------------------------------------------------------------------------------------------
1j                      DC Power Plant - 4000
                        AH 48VDC               Per Specifications         $45,221.00       $4,569.00      $49,790.00
--------------------------------------------------------------------------------------------------------------------
1k                      DC Power Plant - 1500
                        AH 48VDC               Per Specifications         $22,897.00       $2,654.00      $25,551.00
--------------------------------------------------------------------------------------------------------------------
11                      DC Power Plant - 3000
                        AH 48VDC               Per Specifications         $38,952.00       $4,569.00      $43,251.00
--------------------------------------------------------------------------------------------------------------------
2a                      Generator Room -
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A       $7,400.00
--------------------------------------------------------------------------------------------------------------------
2b                      Generator Room -
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A       $9,450.00
--------------------------------------------------------------------------------------------------------------------
2c                      Generator Room -
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $10,105.00
--------------------------------------------------------------------------------------------------------------------
2d                      Generator Room -
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A      $16,566.00
--------------------------------------------------------------------------------------------------------------------
2e                      Generator Room -
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,075.00
--------------------------------------------------------------------------------------------------------------------
2f                      Generator Room -
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,398.00
--------------------------------------------------------------------------------------------------------------------
3                       Fire Suppression       Per Specifications                N/A             N/A       $5,278.00
--------------------------------------------------------------------------------------------------------------------
4                       Installation of
                        Emergency Generator
                        (Supplied by                                       Generator
                        Generator Vendor)      Per Specifications             Vendor       $1,544.00       $1,544.00
--------------------------------------------------------------------------------------------------------------------
5                       Addition Manual
                        Transfer Switch        Per Specifications                N/A             N/A       $1,415.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        shelter. Cost per
                        square foot.           Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        shelter foundation.
                        Cost per square foot.  Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
8                       Rectifier Drop, 30A
                        2-Pole, Each                                       $82.00                N/A          $82.00
--------------------------------------------------------------------------------------------------------------------
9a                      48V DC Vent System,
                        460CFM                                             $749.00               N/A         $749.00
--------------------------------------------------------------------------------------------------------------------
9b                      48V DC Vent System,
                        920CFM                                             $1,372.00             N/A       $1,372.00
--------------------------------------------------------------------------------------------------------------------
10a                     2 Year Maintenance     Per Specifications                N/A       $8,604.00       $8,604.00
--------------------------------------------------------------------------------------------------------------------
10b                     3 Year Extended
                        Maintenance            Per Specifications                N/A      $13,904.00      $13,904.00
--------------------------------------------------------------------------------------------------------------------
10c                     Extended Maintenance
                        -Non-24 Hour           Per Specifications                N/A       $9,496.00       $9,496.00
--------------------------------------------------------------------------------------------------------------------
11a                     DC Power Plant - 250   Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $10,668.00       $1,910.00      $12,578.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1a
                            $8,386.56       $1,986.40      $10,372.96
------------------------------------------------------------------------------------
1b
                           $11,806.08       $2,318.16      $14,124.24
------------------------------------------------------------------------------------
1c
                           $15,899.52       $2,760.16      $18,659.68
------------------------------------------------------------------------------------
1d
                           $30,041.44       $3,756.48      $33,797.92
------------------------------------------------------------------------------------
1e
                           $52,009.36       $4,751.76      $56,761.12
------------------------------------------------------------------------------------
1f
                            $6,769.36       $1,986.40       $8,755.76
------------------------------------------------------------------------------------
1g
                           $10,690.16       $2,318.16      $13,008.32
------------------------------------------------------------------------------------
1h
                           $15,578.16       $2,760.16      $18,338.32
------------------------------------------------------------------------------------
1i
                           $29,112.72       $3,756.48      $32,869.20
------------------------------------------------------------------------------------
1j
                           $47,029.84       $4,751.76      $51,781.60
------------------------------------------------------------------------------------
1k
                           $23,812.88       $2,760.16      $26,573.04
------------------------------------------------------------------------------------
11
                           $40,510.08       $4,751.76      $44,981.04
------------------------------------------------------------------------------------
2a
                                  N/A             N/A       $7,696.00
------------------------------------------------------------------------------------
2b
                                  N/A             N/A       $9,828.00
------------------------------------------------------------------------------------
2c
                                  N/A             N/A      $10,509.20
------------------------------------------------------------------------------------
2d
                                  N/A             N/A      $17,228.64
------------------------------------------------------------------------------------
2e
                                  N/A             N/A      $18,798.00
------------------------------------------------------------------------------------
2f
                                  N/A             N/A      $19,133.92
------------------------------------------------------------------------------------
3                                 N/A             N/A       $5,489.12
------------------------------------------------------------------------------------
4
                            Generator
                               Vendor       $1,605.76       $1,605.76
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $1,471.60
------------------------------------------------------------------------------------
6
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
7
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
8
                               $85.28             N/A          $85.28
------------------------------------------------------------------------------------
9a
                              $778.96             N/A         $778.96
------------------------------------------------------------------------------------
9b
                            $1,426.88             N/A       $1,426.88
------------------------------------------------------------------------------------
10a                               N/A       $8,948.16       $8,948.16
------------------------------------------------------------------------------------
10b
                                  N/A      $14,460.16      $14,460.16
------------------------------------------------------------------------------------
10c
                                  N/A       $9,875.84       $9,875.84
------------------------------------------------------------------------------------
11a
                           $11,094.72       $1,986.40      $13,081.12
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 4 OF 5
SHELTER SIZE 12 X 8
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
11b                     DC Power Plant - 500   Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $14,889.00       $2,229.00      $17,118.00
--------------------------------------------------------------------------------------------------------------------
11c                     DC Power Plant - 1000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $22,028.00       $2,654.00      $24,682.00
--------------------------------------------------------------------------------------------------------------------
11d                     DC Power Plant - 1500  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $30,056.00       $2,654.00      $32,710.00
--------------------------------------------------------------------------------------------------------------------
11e                     DC Power Plant - 2000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $40,068.00       $3,612.00      $43,680.00
--------------------------------------------------------------------------------------------------------------------
11f                     DC Power Plant - 4000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $71,794.00       $4,569.00      $76,363.00
--------------------------------------------------------------------------------------------------------------------
11g                     DC Power Plant - 3000  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
12                      DC Breaker, Single
                        Pole                   Per Specifications             $45.00             N/A          $45.00
--------------------------------------------------------------------------------------------------------------------
12a                     Additional
                        Distribution Panel,
                        Less Breakers          Per Specifications            $172.00             N/A         $172.00
--------------------------------------------------------------------------------------------------------------------
12b                     66P265, 1-pair
                        plug-on protector for
                        66 block, high
                        voltage                Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12c                     66P015, 1-pair
                        plug-on protector for
                        66 block, low voltage  Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12d                     66GNDS, Ground Strap
                        (1 req'd per each 66
                        block                  Per Specifications              $4.00             N/A           $4.00
--------------------------------------------------------------------------------------------------------------------
12e                     TJ1010A, T1 or E1,
                        RJ48C or hardwire      Per Specifications            $113.00             N/A         $113.00
--------------------------------------------------------------------------------------------------------------------
12f                     TJ3010A, T1 or E1,
                        RJ48C                  Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12g                     TJP265, POTS, high
                        voltage                Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12h                     TJP016, T1 or data,
                        low voltage            Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
13                      Tenant/CoLocation
                        Modification,
                        Includes: Additional
                        door with pickguard,
                        door ground, and open
                        door alarm contact;
                        Additional emergency
                        light; 60A subfeed
                        Load Center in Tenant
                        area; and Fence
                        Partition              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14                      ADC PJ604 Wrapped
                        Terminal Block         Per Specifications             $17.05             N/A          $17.05
--------------------------------------------------------------------------------------------------------------------
15                      ADC BK-310 Adjustable
                        Mounting Bracket Kit   Per Specifications             $32.65             N/A          $32.65
--------------------------------------------------------------------------------------------------------------------
16                      TSI 512
                        BRS-0832-133-C00-2     Per Specifications            $179.80             N/A         $179.80
--------------------------------------------------------------------------------------------------------------------
17                      TSI-5054-000-BRK-2     Per Specifications             $52.79             N/A          $52.79
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
11b
                           $15,484.56       $2,318.16      $17,802.72
------------------------------------------------------------------------------------
11c
                           $22,909.12       $2,760.16      $25,669.28
------------------------------------------------------------------------------------
11d
                           $31,258.24       $2,760.16      $34,018.40
------------------------------------------------------------------------------------
11e
                           $41,670.72       $3,756.48      $45,427.20
------------------------------------------------------------------------------------
11f
                           $74,665.76       $4,751.76      $79,417.52
------------------------------------------------------------------------------------
11g
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
12
                               $46.80             N/A          $46.80
------------------------------------------------------------------------------------
12a
                              $178.88             N/A         $178.88
------------------------------------------------------------------------------------
12b
                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12c
                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12d
                                $4.16             N/A           $4.16
------------------------------------------------------------------------------------
12e
                              $117.52             N/A         $117.52
------------------------------------------------------------------------------------
12f
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12g
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12h
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
13
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14
                               $17.73             N/A          $17.73
------------------------------------------------------------------------------------
15
                               $33.96             N/A          $33.96
------------------------------------------------------------------------------------
16
                              $186.99             N/A         $186.99
------------------------------------------------------------------------------------
17                             $54.90             N/A          $54.90
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 5 OF 5
SHELTER SIZE 12 X 8
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18                      Battery Monitor card   Per Mfg.
                        for Analog PMU (each)  Recommendation                $810.00             N/A         $810.00
--------------------------------------------------------------------------------------------------------------------
19                      DC Power Plant
                        Installation           Per Specifications                N/A       $7,000.00       $7,000.00
--------------------------------------------------------------------------------------------------------------------
20                      DC Power Plant Steel                                             Included in
                        Floor Plate            Per Specifications            $325.00         Item 19         $325.00
--------------------------------------------------------------------------------------------------------------------
21                      Install Alarm Control
                        Blocks R66M150 and
                        connect existing
                        alarms, install PJ604
                        pin block, install
                        Equipment Rack Ground
                        Bus cable to cable
                        ladder. (Existing
                        shelter Upgrades)      Per Specifications                N/A       $1,235.00       $1,235.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation of DC
                        Current Meter, 500
                        AMP (Factory
                        Installation)          Per Specifications                N/A         $890.00         $890.00
--------------------------------------------------------------------------------------------------------------------
23                      Installation of DC
                        Current Meter, 500
                        AMP (Field/Site
                        Retrofit
                        Installation)          Per Specifications                N/A       $2,700.00       $2,700.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18
                              $842.40             N/A         $842.40
------------------------------------------------------------------------------------
19
                                  N/A       $7,280.00       $7,280.00
------------------------------------------------------------------------------------
20                                        Included in
                              $338.00         Item 19         $338.00
------------------------------------------------------------------------------------
21
                                  N/A       $1,284.40       $1,284.40
------------------------------------------------------------------------------------
22
                                  N/A         $925.60         $925.60
------------------------------------------------------------------------------------
23
                                  N/A       $2,808.00       $2,808.00
------------------------------------------------------------------------------------

                                                                                        INSTALLATION
SHELTER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
---------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                  $55,945.70
--------------------------------------------------------------------------------------------------------------------


                                         INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:                                              $58,183.53
------------------------------------------------------------------------------------


Note: Items 1-3, 5-7, 8a, 10, 11a, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (3)8, 11b, (20) 12, 14, 15, 18 & 22 used to calculate a total cost.

                             SHELTER PRICING SHEET

                                                                     PAGE 1 OF 5
SHELTER SIZE 12X12
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Shelter                Per Specifications         $20,606.00             N/A      $20,606.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit                               Included in     Included in     Included in
                        Requirements           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Telephone Cable Entry                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Concrete Entrance
                        Ramp                   Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
5                       Radio Shelter Alarms   Per Specifications          $1,207.00             N/A       $1,207.00
--------------------------------------------------------------------------------------------------------------------
6                       Bulletproof                                      Included in     Included in     Included in
                        Construction           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Meet Zone II for                                 Included in     Included in     Included in
                        Earthquakes            Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8a                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 100                                              Included in
                        Amp                    Per Specifications            $350.00          Item 1         $350.00
--------------------------------------------------------------------------------------------------------------------
8b                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 200                                              Included in
                        Amp                    Per Specifications            $745.00          Item 1         $745.00
--------------------------------------------------------------------------------------------------------------------
8b1                     (24) Twistlock
                        Receptacles and                                                  Included in
                        Wireduct               Per Specifications          $2,830.00          Item 1       $2,830.00
--------------------------------------------------------------------------------------------------------------------
8c                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 400                                              Included in
                        Amp                    Per Specifications          $2,749.00          Item 1       $2,749.00
--------------------------------------------------------------------------------------------------------------------
9a                      UPS System and
                        Battery Bank -- 12.5
                        kVA                    Per Specifications         $42,117.00       $1,979.00      $44,096.00
--------------------------------------------------------------------------------------------------------------------
9b                      UPS System and
                        Battery Bank -- 21
                        kVA                    Per Specifications         $43,351.00       $2,233.00      $45,584.00
--------------------------------------------------------------------------------------------------------------------
9c                      UPS System and
                        Battery Bank -- 42
                        kVA                    Per Specifications         $88,241.00       $2,233.00      $90,474.00
--------------------------------------------------------------------------------------------------------------------
10                      Installation of
                        Generator Transfer
                        Switch                 Per Specifications                N/A       $1,214.00       $1,214.00
--------------------------------------------------------------------------------------------------------------------
11a                     Heating and Air
                        Conditioning --
                        12,000 BTU -- 1 unit   Per Specifications          $1,754.00             N/A       $1,754.00
--------------------------------------------------------------------------------------------------------------------
11b                     Heating and Air
                        Conditioning --
                        24,000 BTU- 2 units
                        and Dual Controllers   Per Specifications          $3,773.00             N/A       $3,773.00
--------------------------------------------------------------------------------------------------------------------
11c                     Heating and Air
                        Conditioning --
                        36,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $4,086.00             N/A       $4,086.00
--------------------------------------------------------------------------------------------------------------------
11d                     Heating and Air
                        Conditioning --
                        48,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $5,379.00             N/A       $5,379.00
--------------------------------------------------------------------------------------------------------------------
11e                     Heating and Air
                        Conditioning --
                        60,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $6,320.00             N/A       $6,320.00
--------------------------------------------------------------------------------------------------------------------
12                      Fire Extinguisher --
                        10 # ABC               Per Specifications             $60.00             N/A          $60.00
--------------------------------------------------------------------------------------------------------------------
13                      Shelter Grounding
                        System                 Per Specifications          $1,184.00             N/A       $1,184.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                          $21,430.24             N/A      $21,430.24
------------------------------------------------------------------------------------
2                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
3                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
4
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
5                           $1,255.28             N/A       $1,255.28
------------------------------------------------------------------------------------
6                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8a

                                          Included in
                              $364.00          Item 1         $364.00
------------------------------------------------------------------------------------
8b

                                          Included in
                              $774.80          Item 1         $774.80
------------------------------------------------------------------------------------
8b1
                                          Included in
                            $2,943.20          Item 1       $2,943.20
------------------------------------------------------------------------------------
8c

                                          Included in
                            $2,858.96          Item 1       $2,858.96
------------------------------------------------------------------------------------
9a

                           $43,801.68       $2,058.16      $45,859.84
------------------------------------------------------------------------------------
9b

                           $45,085.04       $2,322.32      $47,407.36
------------------------------------------------------------------------------------
9c

                           $91,770.64       $2,322.32      $94,092.96
------------------------------------------------------------------------------------
10

                                  N/A       $1,262.56       $1,262.56
------------------------------------------------------------------------------------
11a

                            $1,824.16             N/A       $1,824.16
------------------------------------------------------------------------------------
11b

                            $3,923.92             N/A       $3,923.92
------------------------------------------------------------------------------------
11c

                            $4,249.44             N/A       $4,249.44
------------------------------------------------------------------------------------
11d

                            $5,594.16             N/A       $5,594.16
------------------------------------------------------------------------------------
11e

                            $6,572.80             N/A       $6,572.80
------------------------------------------------------------------------------------
12
                               $62.40             N/A          $62.40
------------------------------------------------------------------------------------
13
                            $1,231.36             N/A       $1,231.36
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET
                                                                     PAGE 2 OF 5
SHELTER SIZE 12X12
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
14                      Interior Lighting                                Included in     Included in     Included in
                        System                 Per Specifications             Item 8          Item 8          Item 8
--------------------------------------------------------------------------------------------------------------------
15                      Exterior Lighting
                        System- 300W Flood
                        Light                  Per Specifications            $120.00             N/A         $120.00
--------------------------------------------------------------------------------------------------------------------
16                      Cable Ladder Trays
                        -52' X 12" wide        Per Specifications          $1,051.00             N/A       $1,051.00
--------------------------------------------------------------------------------------------------------------------
17a                     Cable Entry Ports- 16                                            Included in
                        Port Polyphaser Peep   Per Specifications          $1,552.00          Item 1       $1,552.00
--------------------------------------------------------------------------------------------------------------------
17b                     Cable Entry Ports- 8                                             Included in
                        Port Polyphaser Peep   Per Specifications          $1,057.00          Item 1       $1,057.00
--------------------------------------------------------------------------------------------------------------------
17c                     Cable Entry Ports- 5                                             Included in
                        Port Polyphaser Peep   Per Specifications            $897.00          Item 1         $897.00
--------------------------------------------------------------------------------------------------------------------
18                      Flooring Requirements                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
19a                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.           Per Specifications             $62.00             N/A          $62.00
--------------------------------------------------------------------------------------------------------------------
19b                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.and (1)
                        4ft. by 8 ft.          Per Specifications            $139.00             N/A         $139.00
--------------------------------------------------------------------------------------------------------------------
19c                     Patch Block Mounting
                        Surface -- two (2)
                        4ft. by 8ft.           Per Specifications            $155.00             N/A         $155.00
--------------------------------------------------------------------------------------------------------------------
20                      Shelter Foundation
                        Design                 Per Specifications                N/A             N/A       $1,132.00
--------------------------------------------------------------------------------------------------------------------
21                      Doors -- Locks and                               Included in     Included in     Included in
                        Keys                   Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
22a                     Warranty -- 2 Year
                        Warranty               Per Specifications          $2,813.00             N/A       $2,813.00
--------------------------------------------------------------------------------------------------------------------
22b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications         $11,620.00             N/A      $11,620.00
--------------------------------------------------------------------------------------------------------------------
22c                     Warranty -- Non-24
                        Hour Extended
                        Warranty               Per Specifications          $8,835.00             N/A       $8,835.00
--------------------------------------------------------------------------------------------------------------------
23a                     Exterior Radio
                        Shelter Fascia Style
                        1 Dimensional Stamped
                        Brick                  Per Specifications                N/A             N/A       $3,845.00
--------------------------------------------------------------------------------------------------------------------
23b                     Exterior Radio
                        Shelter Fascia Style
                        2 Simulated Stucco     Per Specifications                N/A             N/A       $2,017.00
--------------------------------------------------------------------------------------------------------------------
23c                     Exterior Radio
                        Shelter Fascia Style
                        3 Painted Aggregate    Per Specifications                N/A             N/A       $2,017.00
--------------------------------------------------------------------------------------------------------------------
23d                     Exterior Radio
                        Shelter Fascia Style
                        4                      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
24                      Shipping/Delivery
                        Charges to
                        Harrisburg, PA         Per Specifications                N/A             N/A       $2,377.00
--------------------------------------------------------------------------------------------------------------------
24a                     Shipping/Delivery
                        Charges -- One day
                        demurrage in
                        Harrisburg, PA         Requires Item 24                  N/A             N/A         $450.00
--------------------------------------------------------------------------------------------------------------------
24b                     Shipping/Delivery
                        Charges Harrisburg,
                        PA to Site             Requires Item 24                  N/A             N/A         $800.00
--------------------------------------------------------------------------------------------------------------------
25                      Off-loading            Per Specifications                N/A             N/A       $2,489.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
14                        Included in     Included in     Included in
                               Item 8          Item 8          Item 8
------------------------------------------------------------------------------------
15
                              $124.80             N/A         $124.80
------------------------------------------------------------------------------------
16
                            $1,093.04             N/A       $1,093.04
------------------------------------------------------------------------------------
17a                                       Included in
                            $1,614.08          Item 1       $1,614.08
------------------------------------------------------------------------------------
17b                                       Included in
                            $1,099.28          Item 1       $1,099.28
------------------------------------------------------------------------------------
17c                                       Included in
                              $932.88          Item 1         $932.88
------------------------------------------------------------------------------------
18                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
19a
                               $64.48             N/A          $64.48
------------------------------------------------------------------------------------
19b
                              $144.56             N/A         $144.56
------------------------------------------------------------------------------------
19c
                              $161.20             N/A         $161.20
------------------------------------------------------------------------------------
20
                                  N/A             N/A       $1,177.28
------------------------------------------------------------------------------------
21                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
22a
                            $2,925.52             N/A       $2,925.52
------------------------------------------------------------------------------------
22b
                           $12,084.80             N/A      $12,084.80
------------------------------------------------------------------------------------
22c
                            $9,188.40             N/A       $9,188.40
------------------------------------------------------------------------------------
23a
                                  N/A             N/A       $3,998.80
------------------------------------------------------------------------------------
23b
                                  N/A             N/A       $2,097.68
------------------------------------------------------------------------------------
23c
                                  N/A             N/A       $2,097.68
------------------------------------------------------------------------------------
23d
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
24
                                  N/A             N/A       $2,472.08
------------------------------------------------------------------------------------
24a
                                  N/A             N/A         $468.00
------------------------------------------------------------------------------------
24b
                                  N/A             N/A         $832.00
------------------------------------------------------------------------------------
25                                N/A             N/A       $2,588.56
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 3 OF 5
SHELTER SIZE 12X12
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1a                      DC Power Plant -- 250
                        AH 24VDC               Per Specifications          $8,064.00       $1,910.00       $9,974.00
--------------------------------------------------------------------------------------------------------------------
1b                      DC Power Plant -- 500
                        AH 24VDC               Per Specifications         $11,352.00       $2,229.00      $13,581.00
--------------------------------------------------------------------------------------------------------------------
1c                      DC Power Plant --
                        1000 AH 24VDC          Per Specifications         $15,288.00       $2,654.00      $17,942.00
--------------------------------------------------------------------------------------------------------------------
1d                      DC Power Plant --
                        2000 AH 24VDC          Per Specifications         $28,886.00       $3,612.00      $32,498.00
--------------------------------------------------------------------------------------------------------------------
1e                      DC Power Plant --
                        4000 AH 24VDC          Per Specifications         $50,009.00       $4,569.00      $54,578.00
--------------------------------------------------------------------------------------------------------------------
1f                      DC Power Plant -- 250
                        AH 48VDC               Per Specifications          $6,509.00       $1,910.00       $8,419.00
--------------------------------------------------------------------------------------------------------------------
1g                      DC Power Plant -- 500
                        AH 48VDC               Per Specifications         $10,279.00       $2,229.00      $12,508.00
--------------------------------------------------------------------------------------------------------------------
1h                      DC Power Plant --
                        1000 AH 48VDC          Per Specifications         $14,979.00       $2,654.00      $17,633.00
--------------------------------------------------------------------------------------------------------------------
1i                      DC Power Plant --
                        2000 AH 48VDC          Per Specifications         $27,993.00       $3,612.00      $31,605.00
--------------------------------------------------------------------------------------------------------------------
1j                      DC Power Plant --
                        4000 AH 48VDC          Per Specifications         $45,221.00       $4,569.00      $49,790.00
--------------------------------------------------------------------------------------------------------------------
1k                      DC Power Plant --
                        1500 AH 48VDC          Per Specifications         $22,897.00       $2,654.00      $25,551.00
--------------------------------------------------------------------------------------------------------------------
1l                      DC Power Plant --
                        3000 AH 48VDC          Per Specifications         $38,952.00       $4,569.00      $43,251.00
--------------------------------------------------------------------------------------------------------------------
2a                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A       $7,400.00
--------------------------------------------------------------------------------------------------------------------
2b                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A       $9,450.00
--------------------------------------------------------------------------------------------------------------------
2c                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $10,105.00
--------------------------------------------------------------------------------------------------------------------
2d                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A      $16,566.00
--------------------------------------------------------------------------------------------------------------------
2e                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,075.00
--------------------------------------------------------------------------------------------------------------------
2f                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,398.00
--------------------------------------------------------------------------------------------------------------------
3                       Fire Suppression       Per Specifications                N/A             N/A       $5,278.00
--------------------------------------------------------------------------------------------------------------------
4                       Installation of
                        Emergency Generator
                        (Supplied by                                       Generator
                        Generator Vendor)      Per Specifications             Vendor       $1,544.00       $1,544.00
--------------------------------------------------------------------------------------------------------------------
5                       Addition Manual
                        Transfer Switch        Per Specifications                N/A             N/A       $1,415.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        shelter. Cost per
                        square foot.           Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        shelter foundation.
                        Cost per square foot.  Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
8                       Rectifier Drop, 30A
                        2-Pole, Each                                           $82.00            N/A          $82.00
--------------------------------------------------------------------------------------------------------------------
9a                      48V DC Vent System,
                        460CFM                                                $749.00            N/A         $749.00
--------------------------------------------------------------------------------------------------------------------
9b                      48V DC Vent System,
                        920CFM                                              $1,372.00            N/A       $1,372.00
--------------------------------------------------------------------------------------------------------------------
10a                     2 Year Maintenance     Per Specifications                N/A       $8,604.00       $8,604.00
--------------------------------------------------------------------------------------------------------------------
10b                     3 Year Extended
                        Maintenance            Per Specifications                N/A      $13,904.00      $13,904.00
--------------------------------------------------------------------------------------------------------------------
10c                     Extended Maintenance
                        -- Non-24 Hour         Per Specifications                N/A       $9,496.00       $9,496.00
--------------------------------------------------------------------------------------------------------------------
11a                     DC Power Plant -- 250  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $10,668.00       $1,910.00      $12,578.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1a
                            $8,386.56       $1,986.40      $10,372.96
------------------------------------------------------------------------------------
1b
                           $11,806.08       $2,318.16      $14,124.24
------------------------------------------------------------------------------------
1c
                           $15,899.52       $2,760.16      $18,659.68
------------------------------------------------------------------------------------
1d
                           $30,041.44       $3,756.48      $33,797.92
------------------------------------------------------------------------------------
1e
                           $52,009.36       $4,751.76      $56,761.12
------------------------------------------------------------------------------------
1f
                            $6,769.36       $1,986.40       $8,755.76
------------------------------------------------------------------------------------
1g
                           $10,690.16       $2,318.16      $13,008.32
------------------------------------------------------------------------------------
1h
                           $15,578.16       $2,760.16      $18,338.32
------------------------------------------------------------------------------------
1i
                           $29,112.72       $3,756.48      $32,869.20
------------------------------------------------------------------------------------
1j
                           $47,029.84       $4,751.76      $51,781.60
------------------------------------------------------------------------------------
1k
                           $23,812.88       $2,760.16      $26,573.04
------------------------------------------------------------------------------------
1l
                           $40,510.08       $4,751.76      $44,981.04
------------------------------------------------------------------------------------
2a
                                  N/A             N/A       $7,696.00
------------------------------------------------------------------------------------
2b
                                  N/A             N/A       $9,828.00
------------------------------------------------------------------------------------
2c
                                  N/A             N/A      $10,509.20
------------------------------------------------------------------------------------
2d
                                  N/A             N/A      $17,228.64
------------------------------------------------------------------------------------
2e
                                  N/A             N/A      $18,798.00
------------------------------------------------------------------------------------
2f
                                  N/A             N/A      $19,133.92
------------------------------------------------------------------------------------
3                                 N/A             N/A       $5,489.12
------------------------------------------------------------------------------------
4
                            Generator
                               Vendor       $1,605.76       $1,605.76
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $1,471.60
------------------------------------------------------------------------------------
6
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
7
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
8
                                  $85.28          N/A          $85.28
------------------------------------------------------------------------------------
9a
                                 $778.96          N/A         $778.96
------------------------------------------------------------------------------------
9b
                               $1,426.88          N/A       $1,426.88
------------------------------------------------------------------------------------
10a                               N/A       $8,948.16       $8,948.16
------------------------------------------------------------------------------------
10b
                                  N/A      $14,460.16      $14,460.16
------------------------------------------------------------------------------------
10c
                                  N/A       $9,875.84       $9,875.84
------------------------------------------------------------------------------------
11a
                           $11,094.72       $1,986.40      $13,081.12
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL TERMS
                                                                     PAGE 4 OF 5
SHELTER SIZE 12X12
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
11b                     DC Power Plant -- 500  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $14,889.00       $2,229.00      $17,118.00
--------------------------------------------------------------------------------------------------------------------
11c                     DC Power Plant --      Per Specifications
                        1000 AH 48VDC          (with N+1 Rectifier)       $22,028.00       $2,654.00      $24,682.00
--------------------------------------------------------------------------------------------------------------------
11d                     DC Power Plant --      Per Specifications
                        1500 AH 48VDC          (with N+1 Rectifier)       $30,056.00       $2,654.00      $32,710.00
--------------------------------------------------------------------------------------------------------------------
11e                     DC Power Plant --      Per Specifications
                        2000 AH 48VDC          (with N+1 Rectifier)       $40,068.00       $3,612.00      $43,680.00
--------------------------------------------------------------------------------------------------------------------
11f                     DC Power Plant --      Per Specifications
                        4000 AH 48VDC          (with N+1 Rectifier)       $71,794.00       $4,569.00      $76,363.00
--------------------------------------------------------------------------------------------------------------------
11g                     DC Power Plant --      Per Specifications
                        3000 AH 48VDC          (with N+1 Rectifier)       $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
12                      DC Breaker, Single
                        Pole                   Per Specifications             $45.00             N/A          $45.00
--------------------------------------------------------------------------------------------------------------------
12a                     Additional
                        Distribution Panel,
                        Less Breakers          Per Specifications            $172.00             N/A         $172.00
--------------------------------------------------------------------------------------------------------------------
12b                     66P265, 1-pair
                        plug-on protector for
                        66 block, high
                        voltage                Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12c                     66P015, 1-pair
                        plug-on protector for
                        66 block, low voltage  Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12d                     66GNDS, Ground Strap
                        (1 req'd per each 66
                        block                  Per Specifications              $4.00             N/A           $4.00
--------------------------------------------------------------------------------------------------------------------
12e                     TJ1010A, T1 or E1,
                        RJ48C or hardwire      Per Specifications            $113.00             N/A         $113.00
--------------------------------------------------------------------------------------------------------------------
12f                     TJ3010A, T1 or E1,
                        RJ48C                  Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12g                     TJP265, POTS, high
                        voltage                Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12h                     TJP016, T1 or data,
                        low voltage            Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
13                      Tenant/CoLocation
                        Modification,
                        Includes: Additional
                        door with pickguard,
                        door ground, and open
                        door alarm contact;
                        Additional emergency
                        light; 60A subfeed
                        Load Center in Tenant
                        area; and Fence
                        Partition              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14                      ADC PJ604 Wrapped
                        Terminal Block         Per Specifications             $17.05             N/A          $17.05
--------------------------------------------------------------------------------------------------------------------
15                      ADC BK-310 Adjustable
                        Mounting Bracket Kit   Per Specifications             $32.65             N/A          $32.65
--------------------------------------------------------------------------------------------------------------------
16                      TSI 512
                        BRS-0832-133-C00-2     Per Specifications            $179.80             N/A         $179.80
--------------------------------------------------------------------------------------------------------------------
17                      TSI-5054-000-BRK-2     Per Specifications             $52.79             N/A          $52.79
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
11b
                           $15,484.56       $2,318.16      $17,802.72
------------------------------------------------------------------------------------
11c
                           $22,909.12       $2,760.16      $25,669.28
------------------------------------------------------------------------------------
11d
                           $31,258.24       $2,760.16      $34,018.40
------------------------------------------------------------------------------------
11e
                           $41,670.72       $3,756.48      $45,427.20
------------------------------------------------------------------------------------
11f
                           $74,665.76       $4,751.76      $79,417.52
------------------------------------------------------------------------------------
11g
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
12
                               $46.80             N/A          $46.80
------------------------------------------------------------------------------------
12a
                              $178.88             N/A         $178.88
------------------------------------------------------------------------------------
12b
                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12c
                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12d
                                $4.16             N/A           $4.16
------------------------------------------------------------------------------------
12e
                              $117.52             N/A         $117.52
------------------------------------------------------------------------------------
12f
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12g
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12h
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
13
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14
                               $17.73             N/A          $17.73
------------------------------------------------------------------------------------
15
                               $33.96             N/A          $33.96
------------------------------------------------------------------------------------
16
                              $186.99             N/A         $186.99
------------------------------------------------------------------------------------
17                             $54.90             N/A          $54.90
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 5 OF 5
SHELTER SIZE 12X12
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18                      Battery Monitor card   Per Mfg.
                        for Analog PMU (each)  Recommendation                $810.00             N/A         $810.00
--------------------------------------------------------------------------------------------------------------------
19                      DC Power Plant
                        Installation           Per Specifications                N/A       $7,000.00       $7,000.00
--------------------------------------------------------------------------------------------------------------------
20                      DC Power Plant Steel                                             Included in
                        Floor Plate            Per Specifications            $325.00         Item 19         $325.00
--------------------------------------------------------------------------------------------------------------------
21                      Install Alarm Control
                        Blocks R66M150 and
                        connect existing
                        alarms, install PJ604
                        pin block, install
                        Equipment Rack Ground
                        Bus cable to cable
                        ladder. (Existing
                        shelter Upgrades)      Per Specifications                N/A       $1,235.00       $1,235.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation of DC
                        Current Meter, 500
                        AMP (Factory
                        Installation)          Per Specifications                N/A         $890.00         $890.00
--------------------------------------------------------------------------------------------------------------------
23                      Installation of DC
                        Current Meter, 500
                        AMP (Field/Site
                        Retrofit
                        Installation)          Per Specifications                N/A       $2,700.00       $2,700.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18
                              $842.40             N/A         $842.40
------------------------------------------------------------------------------------
19
                                  N/A       $7,280.00       $7,280.00
------------------------------------------------------------------------------------
20                                        Included in
                              $338.00         Item 19         $338.00
------------------------------------------------------------------------------------
21
                                  N/A       $1,284.40       $1,284.40
------------------------------------------------------------------------------------
22
                                  N/A         $925.60         $925.60
------------------------------------------------------------------------------------
23
                                  N/A       $2,808.00       $2,808.00

                                                                                        INSTALLATION
SHELTER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
---------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                  $69,648.70
--------------------------------------------------------------------------------------------------------------------


                                       INSTALLATION
                        MATERIAL COST      COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:                                              $72,434.65
------------------------------------------------------------------------------------



Note: Items 1-3, 5-7, 8b, 10, 11b, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (5)8, 11c, (20)12, 14, 15, 18 & 22 used to calculate a total cost.

                             SHELTER PRICING SHEET
                                                                     PAGE 1 OF 5
SHELTER SIZE 12 X 8
MATERIAL FIBERGLASS

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Shelter                Per Specifications         $18,436.00             N/A      $18,436.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit                               Included in     Included in     Included in
                        Requirements           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Telephone Cable Entry                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Concrete Entrance
                        Ramp                   Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
5                       Radio Shelter Alarms   Per Specifications          $1,203.00             N/A       $1,203.00
--------------------------------------------------------------------------------------------------------------------
6                       Bulletproof                                      Included in     Included in     Included in
                        Construction           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Meet Zone II for                                 Included in     Included in     Included in
                        Earthquakes            Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8a                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 100                                              Included in
                        Amp                    Per Specifications            $349.00          Item 1         $349.00
--------------------------------------------------------------------------------------------------------------------
8a1                     (4) Twistlock
                        Receptacles and                                                  Included in
                        Wireduct               Per Specifications            $840.00          Item 1         $840.00
--------------------------------------------------------------------------------------------------------------------
8b                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 200                                              Included in
                        Amp                    Per Specifications            $745.00          Item 1         $745.00
--------------------------------------------------------------------------------------------------------------------
8c                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 400                                              Included in
                        Amp                    Per Specifications          $2,749.00          Item 1       $2,749.00
--------------------------------------------------------------------------------------------------------------------
9a                      UPS System and
                        Battery Bank -- 12.5
                        kVA                    Per Specifications         $39,590.00       $1,972.00      $41,562.00
--------------------------------------------------------------------------------------------------------------------
9b                      UPS System and
                        Battery Bank -- 21
                        kVA                    Per Specifications         $43,351.00       $2,233.00      $45,584.00
--------------------------------------------------------------------------------------------------------------------
9c                      UPS System and
                        Battery Bank -- 42
                        kVA                    Per Specifications         $88,241.00       $2,233.00      $90,474.00
--------------------------------------------------------------------------------------------------------------------
10                      Installation of
                        Generator Transfer
                        Switch                 Per Specifications                N/A       $1,209.00       $1,209.00
--------------------------------------------------------------------------------------------------------------------
11a                     Heating and Air
                        Conditioning --
                        12,000 BTU -- I unit   Per Specifications          $1,748.00             N/A       $1,748.00
--------------------------------------------------------------------------------------------------------------------
11b                     Heating and Air
                        Conditioning --
                        24,000 BTU- 2 units
                        and Dual Controllers   Per Specifications          $3,773.00             N/A       $3,773.00
--------------------------------------------------------------------------------------------------------------------
11c                     Heating and Air
                        Conditioning --
                        36,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $4,086.00             N/A       $4,086.00
--------------------------------------------------------------------------------------------------------------------
11d                     Heating and Air
                        Conditioning --
                        48,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $5,379.00             N/A       $5,379.00
--------------------------------------------------------------------------------------------------------------------
11e                     Heating and Air
                        Conditioning --
                        60,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $6,320.00             N/A       $6,320.00
--------------------------------------------------------------------------------------------------------------------
12                      Fire Extinguisher --                                             Included in
                        10 # ABC               Per Specifications             $59.00          Item 1          $59.00
--------------------------------------------------------------------------------------------------------------------
13                      Shelter Grounding                                                Included in
                        System                 Per Specifications          $1,113.00          Item 1       $1,113.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                          $19,173.44             N/A      $19,173.44
------------------------------------------------------------------------------------
2                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
3                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
4
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
5                           $1,251.12             N/A       $1,251.12
------------------------------------------------------------------------------------
6                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8a
                                          Included in
                              $362.96          Item 1         $362.96
------------------------------------------------------------------------------------
8a1
                                          Included in
                              $873.60          Item 1         $873.60
------------------------------------------------------------------------------------
8b
                                          Included in
                              $774.80          Item 1         $774.80
------------------------------------------------------------------------------------
8c
                                          Included in
                            $2,858.96          Item 1       $2,858.96
------------------------------------------------------------------------------------
9a
                           $41,173.60       $2,050.88      $43,224.48
------------------------------------------------------------------------------------
9b
                           $45,085.04       $2,322.32      $47,407.36
------------------------------------------------------------------------------------
9c
                           $91,770.64       $2,322.32      $94,092.96
------------------------------------------------------------------------------------
10
                                  N/A       $1,257.36       $1,257.36
------------------------------------------------------------------------------------
11a
                            $1,817.92             N/A       $1,817.92
------------------------------------------------------------------------------------
11b
                            $3,923.92             N/A       $3,923.92
------------------------------------------------------------------------------------
11c
                            $4,249.44             N/A       $4,249.44
------------------------------------------------------------------------------------
11d
                            $5,594.16             N/A       $5,594.16
------------------------------------------------------------------------------------
11e
                            $6,572.80             N/A       $6,572.80
------------------------------------------------------------------------------------
12                                        Included in
                               $61.36          Item 1          $61.36
------------------------------------------------------------------------------------
13                                        Included in
                            $1,157.52          Item 1       $1,157.52
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET
                                                                     PAGE 2 OF 5
SHELTER SIZE 12 X 8
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
14                      Interior Lighting                                Included in     Included in     Included in
                        System                 Per Specifications             Item 8          Item 8          Item 8
--------------------------------------------------------------------------------------------------------------------
15                      Exterior Lighting
                        System- 300W Flood
                        Light                  Per Specifications            $120.00             N/A         $120.00
--------------------------------------------------------------------------------------------------------------------
16                      Cable Ladder Trays
                        -16' X 12" wide        Per Specifications            $322.00             N/A         $322.00
--------------------------------------------------------------------------------------------------------------------
17a                     Cable Entry Ports- 16                                            Included in
                        Port Polyphaser Peep   Per Specifications          $1,547.00          Item 1       $1,547.00
--------------------------------------------------------------------------------------------------------------------
17b                     Cable Entry Ports- 8                                             Included in
                        Port Polyphaser Peep   Per Specifications          $1,057.00          Item 1       $1,057.00
--------------------------------------------------------------------------------------------------------------------
17c                     Cable Entry Ports- 5                                             Included in
                        Port Polyphaser Peep   Per Specifications            $897.00          Item 1         $897.00
--------------------------------------------------------------------------------------------------------------------
18                      Flooring Requirements                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
19a                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.           Per Specifications             $61.00             N/A          $61.00
--------------------------------------------------------------------------------------------------------------------
19b                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.and (1)
                        4ft. by 8 ft.          Per Specifications            $139.00             N/A         $139.00
--------------------------------------------------------------------------------------------------------------------
19c                     Patch Block Mounting
                        Surface -- two (2)
                        4ft. by 8ft.           Per Specifications            $155.00             N/A         $155.00
--------------------------------------------------------------------------------------------------------------------
20                      Shelter Foundation
                        Design                 Per Specifications                N/A             N/A       $1,064.00
--------------------------------------------------------------------------------------------------------------------
21                      Doors -- Locks and                               Included in     Included in     Included in
                        Keys                   Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
22a                     Warranty -- 2 Year
                        Warranty               Per Specifications          $2,813.00             N/A       $2,813.00
--------------------------------------------------------------------------------------------------------------------
22b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications         $11,620.00             N/A      $11,620.00
--------------------------------------------------------------------------------------------------------------------
22c                     Warranty -- Extended
                        Non-24 Hour Warranty   Per Specifications          $8,835.00             N/A       $8,835.00
--------------------------------------------------------------------------------------------------------------------
23a                     Exterior Radio
                        Shelter Fascia Style
                        1 Dimensional Stamped
                        Brick                  Per Specifications                N/A             N/A       $3,387.00
--------------------------------------------------------------------------------------------------------------------
23b                     Exterior Radio
                        Shelter Fascia Style
                        2 Simulated Stucco     Per Specifications                N/A             N/A       $1,807.00
--------------------------------------------------------------------------------------------------------------------
23c                     Exterior Radio
                        Shelter Fascia Style
                        3 Painted Aggregate    Per Specifications                N/A             N/A       $1,807.00
--------------------------------------------------------------------------------------------------------------------
23d                     Exterior Radio
                        Shelter Fascia Style
                        4                      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
24                      Shipping/Delivery
                        Charges to
                        Harrisburg, PA         Per Specifications                N/A             N/A       $1,436.00
--------------------------------------------------------------------------------------------------------------------
24a                     Shipping/Delivery
                        Charges -- One day
                        demurrage in
                        Harrisburg, PA         Requires Item 24                  N/A             N/A         $450.00
--------------------------------------------------------------------------------------------------------------------
24b                     Shipping/Delivery
                        Charges Harrisburg,
                        PA to Site             Requires Item 24                  N/A             N/A         $800.00
--------------------------------------------------------------------------------------------------------------------
25                      Off-loading            Per Specifications                N/A             N/A       $2,340.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
14                        Included in     Included in     Included in
                               Item 8          Item 8          Item 8
------------------------------------------------------------------------------------
15
                              $124.80             N/A         $124.80
------------------------------------------------------------------------------------
16
                              $334.88             N/A         $334.88
------------------------------------------------------------------------------------
17a                                       Included in
                            $1,608.88          Item 1       $1,608.88
------------------------------------------------------------------------------------
17b                                       Included in
                            $1,099.28          Item 1       $1,099.28
------------------------------------------------------------------------------------
17c                                       Included in
                              $932.88          Item 1         $932.88
------------------------------------------------------------------------------------
18                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
19a
                               $63.44             N/A          $63.44
------------------------------------------------------------------------------------
19b
                              $144.56             N/A         $144.56
------------------------------------------------------------------------------------
19c
                              $161.20             N/A         $161.20
------------------------------------------------------------------------------------
20
                                  N/A             N/A       $1,106.56
------------------------------------------------------------------------------------
21                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
22a
                            $2,925.52             N/A       $2,925.52
------------------------------------------------------------------------------------
22b
                           $12,084.80             N/A      $12,084.80
------------------------------------------------------------------------------------
22c
                            $9,188.40             N/A       $9,188.40
------------------------------------------------------------------------------------
23a
                                  N/A             N/A       $3,522.48
------------------------------------------------------------------------------------
23b
                                  N/A             N/A       $1,879.28
------------------------------------------------------------------------------------
23c
                                  N/A             N/A       $1,879.28
------------------------------------------------------------------------------------
23d
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
24
                                  N/A             N/A       $1,493.44
------------------------------------------------------------------------------------
24a
                                  N/A             N/A         $468.00
------------------------------------------------------------------------------------
24b
                                  N/A             N/A         $832.00
------------------------------------------------------------------------------------
25                                N/A             N/A       $2,433.60
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 3 OF 5
SHELTER SIZE 12 X 8
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1a                      DC Power Plant -- 250
                        AH 24VDC               Per Specifications          $8,064.00       $1,910.00       $9,974.00
--------------------------------------------------------------------------------------------------------------------
1b                      DC Power Plant -- 500
                        AH 24VDC               Per Specifications         $11,352.00       $2,229.00      $13,581.00
--------------------------------------------------------------------------------------------------------------------
1c                      DC Power Plant --
                        1000 AH 24VDC          Per Specifications         $15,288.00       $2,654.00      $17,942.00
--------------------------------------------------------------------------------------------------------------------
1d                      DC Power Plant --
                        2000 AH 24VDC          Per Specifications         $28,886.00       $3,612.00      $32,498.00
--------------------------------------------------------------------------------------------------------------------
1e                      DC Power Plant --
                        4000 AH 24VDC          Per Specifications         $50,009.00       $4,569.00      $54,578.00
--------------------------------------------------------------------------------------------------------------------
1f                      DC Power Plant -- 250
                        AH 48VDC               Per Specifications          $6,509.00       $1,910.00       $8,419.00
--------------------------------------------------------------------------------------------------------------------
1g                      DC Power Plant -- 500
                        AH 48VDC               Per Specifications         $10,279.00       $2,229.00      $12,508.00
--------------------------------------------------------------------------------------------------------------------
1h                      DC Power Plant --
                        1000 AH 48VDC          Per Specifications         $14,979.00       $2,654.00      $17,633.00
--------------------------------------------------------------------------------------------------------------------
1i                      DC Power Plant --
                        2000 AH 48VDC          Per Specifications         $27,993.00       $3,612.00      $31,605.00
--------------------------------------------------------------------------------------------------------------------
1j                      DC Power Plant --
                        4000 AH 48VDC          Per Specifications         $45,221.00       $4,569.00      $49,790.00
--------------------------------------------------------------------------------------------------------------------
1k                      DC Power Plant --
                        1500 AH 48VDC          Per Specifications         $22,897.00       $2,654.00      $25,551.00
--------------------------------------------------------------------------------------------------------------------
11                      DC Power Plant --
                        3000 AH 48VDC          Per Specifications         $38,952.00       $4,569.00      $43,251.00
--------------------------------------------------------------------------------------------------------------------
2a                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A       $7,400.00
--------------------------------------------------------------------------------------------------------------------
2b                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A       $9,450.00
--------------------------------------------------------------------------------------------------------------------
2c                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $10,105.00
--------------------------------------------------------------------------------------------------------------------
2d                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A      $16,566.00
--------------------------------------------------------------------------------------------------------------------
2e                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,075.00
--------------------------------------------------------------------------------------------------------------------
2f                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,398.00
--------------------------------------------------------------------------------------------------------------------
3                       Fire Suppression       Per Specifications                N/A             N/A       $5,278.00
--------------------------------------------------------------------------------------------------------------------
4                       Installation of
                        Emergency Generator
                        (Supplied by                                       Generator
                        Generator Vendor)      Per Specifications             Vendor       $1,544.00       $1,544.00
--------------------------------------------------------------------------------------------------------------------
5                       Addition Manual
                        Transfer Switch        Per Specifications                N/A             N/A       $1,415.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        shelter. Cost per
                        square foot.           Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        shelter foundation.
                        Cost per square foot.  Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
8                       Rectifier Drop, 30A
                        2-Pole, Each                                             $82.00          N/A          $82.00
--------------------------------------------------------------------------------------------------------------------
9a                      48V DC Vent System,
                        460CFM                                                   $749.00         N/A         $749.00
--------------------------------------------------------------------------------------------------------------------
9b                      48V DC Vent System,
                        920CFM                                                   $1,372.00       N/A       $1,372.00
--------------------------------------------------------------------------------------------------------------------
10a                     2 Year Maintenance     Per Specifications                N/A       $8,604.00       $8,604.00
--------------------------------------------------------------------------------------------------------------------
10b                     3 Year Extended
                        Maintenance            Per Specifications                N/A      $13,904.00      $13,904.00
--------------------------------------------------------------------------------------------------------------------
10c                     Extended Maintenance
                        -- Non-24 Hour         Per Specifications                N/A       $9,496.00       $9,496.00
--------------------------------------------------------------------------------------------------------------------
11a                     DC Power Plant -- 250  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $10,668.00       $1,910.00      $12,578.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1a
                            $8,386.56       $1,986.40      $10,372.96
------------------------------------------------------------------------------------
1b
                           $11,806.08       $2,318.16      $14,124.24
------------------------------------------------------------------------------------
1c
                           $15,899.52       $2,760.16      $18,659.68
------------------------------------------------------------------------------------
1d
                           $30,041.44       $3,756.48      $33,797.92
------------------------------------------------------------------------------------
1e
                           $52,009.36       $4,751.76      $56,761.12
------------------------------------------------------------------------------------
1f
                            $6,769.36       $1,986.40       $8,755.76
------------------------------------------------------------------------------------
1g
                           $10,690.16       $2,318.16      $13,008.32
------------------------------------------------------------------------------------
1h
                           $15,578.16       $2,760.16      $18,338.32
------------------------------------------------------------------------------------
1i
                           $29,112.72       $3,756.48      $32,869.20
------------------------------------------------------------------------------------
1j
                           $47,029.84       $4,751.76      $51,781.60
------------------------------------------------------------------------------------
1k
                           $23,812.88       $2,760.16      $26,573.04
------------------------------------------------------------------------------------
11
                           $40,510.08       $4,751.76      $44,981.04
------------------------------------------------------------------------------------
2a
                                  N/A             N/A       $7,696.00
------------------------------------------------------------------------------------
2b
                                  N/A             N/A       $9,828.00
------------------------------------------------------------------------------------
2c
                                  N/A             N/A      $10,509.20
------------------------------------------------------------------------------------
2d
                                  N/A             N/A      $17,228.64
------------------------------------------------------------------------------------
2e
                                  N/A             N/A      $18,798.00
------------------------------------------------------------------------------------
2f
                                  N/A             N/A      $19,133.92
------------------------------------------------------------------------------------
3                                 N/A             N/A       $5,489.12
------------------------------------------------------------------------------------
4
                            Generator
                               Vendor       $1,605.76       $1,605.76
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $1,471.60
------------------------------------------------------------------------------------
6
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
7
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
8
                                  $85.28          N/A          $85.28
------------------------------------------------------------------------------------
9a
                                  $778.96         N/A         $778.96
------------------------------------------------------------------------------------
9b
                                  $1,426.88       N/A       $1,426.88
------------------------------------------------------------------------------------
10a                               N/A       $8,948.16       $8,948.16
------------------------------------------------------------------------------------
10b
                                  N/A      $14,460.16      $14,460.16
------------------------------------------------------------------------------------
10c
                                  N/A       $9,875.84       $9,875.84
------------------------------------------------------------------------------------
11a                               $11,094.72 $1,986.40      $13,081.12
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 4 OF 5
SHELTER SIZE 12 X 8
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
11b                     DC Power Plant -- 500  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $14,889.00       $2,229.00      $17,118.00
--------------------------------------------------------------------------------------------------------------------
11c                     DC Power Plant --      Per Specifications
                        1000 AH 48VDC          (with N+1 Rectifier)       $22,028.00       $2,654.00      $24,682.00
--------------------------------------------------------------------------------------------------------------------
11d                     DC Power Plant --      Per Specifications
                        1500 AH 48VDC          (with N+1 Rectifier)       $30,056.00       $2,654.00      $32,710.00
--------------------------------------------------------------------------------------------------------------------
11e                     DC Power Plant --      Per Specifications
                        2000 AH 48VDC          (with N+1 Rectifier)       $40,068.00       $3,612.00      $43,680.00
--------------------------------------------------------------------------------------------------------------------
11f                     DC Power Plant --      Per Specifications
                        4000 AH 48VDC          (with N+1 Rectifier)       $71,794.00       $4,569.00      $76,363.00
--------------------------------------------------------------------------------------------------------------------
11g                     DC Power Plant --      Per Specifications
                        3000 AH 48VDC          (with N+1 Rectifier)       $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
12                      DC Breaker, Single
                        Pole                   Per Specifications             $45.00             N/A          $45.00
--------------------------------------------------------------------------------------------------------------------
12a                     Additional
                        Distribution Panel,
                        Less Breakers          Per Specifications            $172.00             N/A         $172.00
--------------------------------------------------------------------------------------------------------------------
12b                     66P265, 1-pair
                        plug-on protector for
                        66 block, high
                        voltage                Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12c                     66P015, 1-pair
                        plug-on protector for
                        66 block, low voltage  Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12d                     66GNDS, Ground Strap
                        (1 req'd per each 66
                        block                  Per Specifications              $4.00             N/A           $4.00
--------------------------------------------------------------------------------------------------------------------
12e                     TJ1010A, T1 or E1,
                        RJ48C or hardwire      Per Specifications            $113.00             N/A         $113.00
--------------------------------------------------------------------------------------------------------------------
12f                     TJ3010A, T1 or E1,
                        RJ48C                  Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12g                     TJP265, POTS, high
                        voltage                Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12h                     TJP016, T1 or data,
                        low voltage            Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
13                      Tenant/CoLocation
                        Modification,
                        Includes: Additional
                        door with pickguard,
                        door ground, and open
                        door alarm contact;
                        Additional emergency
                        light; 60A subfeed
                        Load Center in Tenant
                        area; and Fence
                        Partition              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14                      ADC PJ604 Wrapped
                        Terminal Block         Per Specifications             $17.05             N/A          $17.05
--------------------------------------------------------------------------------------------------------------------
15                      ADC BK-310 Adjustable
                        Mounting Bracket Kit   Per Specifications             $32.65             N/A          $32.65
--------------------------------------------------------------------------------------------------------------------
16                      TSI 512
                        BRS-0832-133-C00-2     Per Specifications            $179.80             N/A         $179.80
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
11b
                           $15,484.56       $2,318.16      $17,802.72
------------------------------------------------------------------------------------
11c
                           $22,909.12       $2,760.16      $25,669.28
------------------------------------------------------------------------------------
11d
                           $31,258.24       $2,760.16      $34,018.40
------------------------------------------------------------------------------------
11e
                           $41,670.72       $3,756.48      $45,427.20
------------------------------------------------------------------------------------
11f
                           $74,665.76       $4,751.76      $79,417.52
------------------------------------------------------------------------------------
11g
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
12
                               $46.80             N/A          $46.80
------------------------------------------------------------------------------------
12a
                              $178.88             N/A         $178.88
------------------------------------------------------------------------------------
12b
                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12c
                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12d
                                $4.16             N/A           $4.16
------------------------------------------------------------------------------------
12e
                              $117.52             N/A         $117.52
------------------------------------------------------------------------------------
12f
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12g
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12h
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
13
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14
                               $17.73             N/A          $17.73
------------------------------------------------------------------------------------
15
                               $33.96             N/A          $33.96
------------------------------------------------------------------------------------
16
                              $186.99             N/A         $186.99
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 5 OF 5
SHELTER SIZE 12 X 8
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
17                      TSI-5054-000-BRK-2     Per Specifications             $52.79             N/A          $52.79
--------------------------------------------------------------------------------------------------------------------
18                      Battery Monitor card   Per Mfg.
                        for Analog PMU (each)  Recommendation                $810.00             N/A         $810.00
--------------------------------------------------------------------------------------------------------------------
19                      DC Power Plant
                        Installation           Per Specifications                N/A       $7,000.00       $7,000.00
--------------------------------------------------------------------------------------------------------------------
20                      DC Power Plant Steel                                             Included in
                        Floor Plate            Per Specifications            $325.00         Item 19         $325.00
--------------------------------------------------------------------------------------------------------------------
21                      Install Alarm Control
                        Blocks R66M150 and
                        connect existing
                        alarms, install PJ604
                        pin block, install
                        Equipment Rack Ground
                        Bus cable to cable
                        ladder. (Existing
                        shelter Upgrades)      Per Specifications                N/A       $1,235.00       $1,235.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation of DC
                        Current Meter, 500
                        AMP (Factory
                        Installation)          Per Specifications                N/A         $890.00         $890.00
--------------------------------------------------------------------------------------------------------------------
23                      Installation of DC
                        Current Meter, 500
                        AMP (Field/Site
                        Retrofit
                        Installation)          Per Specifications                N/A       $2,700.00       $2,700.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
17                             $54.90             N/A          $54.90
------------------------------------------------------------------------------------
18
                              $842.40             N/A         $842.40
------------------------------------------------------------------------------------
19
                                  N/A       $7,280.00       $7,280.00
------------------------------------------------------------------------------------
20                                        Included in
                              $338.00         Item 19         $338.00
------------------------------------------------------------------------------------
21
                                  N/A       $1,284.40       $1,284.40
------------------------------------------------------------------------------------
22
                                  N/A         $925.60         $925.60
------------------------------------------------------------------------------------
23
                                  N/A       $2,808.00       $2,808.00
------------------------------------------------------------------------------------

                                                                                        INSTALLATION
SHELTER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
---------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                  $55,150.70
--------------------------------------------------------------------------------------------------------------------


                                       INSTALLATION
                        MATERIAL COST      COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:                                              $57,356.73
------------------------------------------------------------------------------------


Note: Items 1-3, 5-7, 8a, 10, 11a, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (5)8, 11c, (20)12, 14, 15, 18 & 22 used to calculate a total cost.

                             SHELTER PRICING SHEET

                                                                     PAGE 1 OF 5
SHELTER SIZE 12 X 8
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Shelter                Per Specifications         $19,641.00             N/A      $19,641.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit                               Included in     Included in     Included in
                        Requirements           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Telephone Cable Entry                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Concrete Entrance
                        Ramp                   Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
5                       Radio Shelter Alarms   Per Specifications          $1,207.00             N/A       $1,207.00
--------------------------------------------------------------------------------------------------------------------
6                       Bulletproof                                      Included in     Included in     Included in
                        Construction           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Meet Zone II for                                 Included in     Included in     Included in
                        Earthquakes            Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8a                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 100                                              Included in
                        Amp                    Per Specifications            $350.00          Item 1         $350.00
--------------------------------------------------------------------------------------------------------------------
8b                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 200                                              Included in
                        Amp                    Per Specifications            $745.00          Item 1         $745.00
--------------------------------------------------------------------------------------------------------------------
8b1                     (24) Twistlock
                        Receptacles and                                                  Included in
                        Wireduct               Per Specifications          $2,830.00          Item 1       $2,830.00
--------------------------------------------------------------------------------------------------------------------
8c                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 400                                              Included in
                        Amp                    Per Specifications          $2,749.00          Item 1       $2,749.00
--------------------------------------------------------------------------------------------------------------------
9a                      UPS System and
                        Battery Bank -- 12.5
                        kVA                    Per Specifications         $42,117.00       $1,979.00      $44,096.00
--------------------------------------------------------------------------------------------------------------------
9b                      UPS System and
                        Battery Bank -- 21
                        kVA                    Per Specifications         $43,351.00       $2,233.00      $45,584.00
--------------------------------------------------------------------------------------------------------------------
9c                      UPS System and
                        Battery Bank -- 42
                        kVA                    Per Specifications         $88,241.00       $2,233.00      $90,474.00
--------------------------------------------------------------------------------------------------------------------
10                      Installation of
                        Generator Transfer
                        Switch                 Per Specifications                N/A       $1,214.00       $1,214.00
--------------------------------------------------------------------------------------------------------------------
11a                     Heating and Air
                        Conditioning --
                        12,000 BTU -- I unit   Per Specifications          $1,754.00             N/A       $1,754.00
--------------------------------------------------------------------------------------------------------------------
11b                     Heating and Air
                        Conditioning --
                        24,000 BTU- 2 units
                        and Dual Controllers   Per Specifications          $3,773.00             N/A       $3,773.00
--------------------------------------------------------------------------------------------------------------------
11c                     Heating and Air
                        Conditioning --
                        36,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $4,086.00             N/A       $4,086.00
--------------------------------------------------------------------------------------------------------------------
11d                     Heating and Air
                        Conditioning --
                        48,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $5,379.00             N/A       $5,379.00
--------------------------------------------------------------------------------------------------------------------
11e                     Heating and Air
                        Conditioning --
                        60,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $6,320.00             N/A       $6,320.00
--------------------------------------------------------------------------------------------------------------------
12                      Fire Extinguisher --
                        10 # ABC               Per Specifications             $60.00             N/A          $60.00
--------------------------------------------------------------------------------------------------------------------
13                      Shelter Grounding
                        System                 Per Specifications          $1,184.00             N/A       $1,184.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                          $20,426.64             N/A      $20,426.64
------------------------------------------------------------------------------------
2                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
3                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
4
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
5                           $1,255.28             N/A       $1,255.28
------------------------------------------------------------------------------------
6                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8a

                                          Included in
                              $364.00          Item 1         $364.00
------------------------------------------------------------------------------------
8b

                                          Included in
                              $774.80          Item 1         $774.80
------------------------------------------------------------------------------------
8b1
                                          Included in
                            $2,943.20          Item 1       $2,943.20
------------------------------------------------------------------------------------
8c

                                          Included in
                            $2,858.96          Item 1       $2,858.96
------------------------------------------------------------------------------------
9a

                           $43,801.68       $2,058.16      $45,859.84
------------------------------------------------------------------------------------
9b

                           $45,085.04       $2,322.32      $47,407.36
------------------------------------------------------------------------------------
9c

                           $91,770.64       $2,322.32      $94,092.96
------------------------------------------------------------------------------------
10

                                  N/A       $1,262.56       $1,262.56
------------------------------------------------------------------------------------
11a

                            $1,824.16             N/A       $1,824.16
------------------------------------------------------------------------------------
11b

                            $3,923.92             N/A       $3,923.92
------------------------------------------------------------------------------------
11c

                            $4,249.44             N/A       $4,249.44
------------------------------------------------------------------------------------
11d

                            $5,594.16             N/A       $5,594.16
------------------------------------------------------------------------------------
11e

                            $6,572.80             N/A       $6,572.80
------------------------------------------------------------------------------------
12
                               $62.40             N/A          $62.40
------------------------------------------------------------------------------------
13
                            $1,231.36             N/A       $1,231.36
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET
                                                                     PAGE 2 OF 5
SHELTER SIZE 12 X 8
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
Item                    Description                                                     Installation
                                               Requirements            Material Cost            Cost      Total Cost
--------------------------------------------------------------------------------------------------------------------
14                      Interior Lighting                                Included in     Included in     Included in
                        System                 Per Specifications             Item 8          Item 8          Item 8
--------------------------------------------------------------------------------------------------------------------
15                      Exterior Lighting
                        System- 300W Flood
                        Light                  Per Specifications            $120.00             N/A         $120.00
--------------------------------------------------------------------------------------------------------------------
16                      Cable Ladder Trays
                        -52' X 12" wide        Per Specifications          $1,051.00             N/A       $1,051.00
--------------------------------------------------------------------------------------------------------------------
17a                     Cable Entry Ports- 16                                            Included in
                        Port Polyphaser Peep   Per Specifications          $1,552.00          Item 1       $1,552.00
--------------------------------------------------------------------------------------------------------------------
17b                     Cable Entry Ports- 8                                             Included in
                        Port Polyphaser Peep   Per Specifications          $1,057.00          Item 1       $1,057.00
--------------------------------------------------------------------------------------------------------------------
17c                     Cable Entry Ports- 5                                             Included in
                        Port Polyphaser Peep   Per Specifications            $897.00          Item 1         $897.00
--------------------------------------------------------------------------------------------------------------------
18                      Flooring Requirements                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
19a                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.           Per Specifications             $62.00             N/A          $62.00
--------------------------------------------------------------------------------------------------------------------
19b                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.and (1)
                        4ft. by 8 ft.          Per Specifications            $139.00             N/A         $139.00
--------------------------------------------------------------------------------------------------------------------
19c                     Patch Block Mounting
                        Surface -- two (2)
                        4ft. by 8ft.           Per Specifications            $155.00             N/A         $155.00
--------------------------------------------------------------------------------------------------------------------
20                      Shelter Foundation
                        Design                 Per Specifications                N/A             N/A       $1,132.00
--------------------------------------------------------------------------------------------------------------------
21                      Doors -- Locks and                               Included in     Included in     Included in
                        Keys                   Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
22a                     Warranty -- 2 Year
                        Warranty               Per Specifications          $2,813.00             N/A       $2,813.00
--------------------------------------------------------------------------------------------------------------------
22b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications         $11,620.00             N/A      $11,620.00
--------------------------------------------------------------------------------------------------------------------
22c                     Warranty -- Non-24
                        Hour Extended
                        Warranty               Per Specifications          $8,835.00             N/A       $8,835.00
--------------------------------------------------------------------------------------------------------------------
23a                     Exterior Radio
                        Shelter Fascia Style
                        1 Dimensional Stamped
                        Brick                  Per Specifications                N/A             N/A       $3,845.00
--------------------------------------------------------------------------------------------------------------------
23b                     Exterior Radio
                        Shelter Fascia Style
                        2 Simulated Stucco     Per Specifications                N/A             N/A       $2,017.00
--------------------------------------------------------------------------------------------------------------------
23c                     Exterior Radio
                        Shelter Fascia Style
                        3 Painted Aggregate    Per Specifications                N/A             N/A       $2,017.00
--------------------------------------------------------------------------------------------------------------------
23d                     Exterior Radio
                        Shelter Fascia Style
                        4                      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
24                      Shipping/Delivery
                        Charges to
                        Harrisburg, PA         Per Specifications                N/A             N/A       $2,377.00
--------------------------------------------------------------------------------------------------------------------
24a                     Shipping/Delivery
                        Charges -- One day
                        demurrage in
                        Harrisburg, PA         Requires Item 24                  N/A             N/A         $450.00
--------------------------------------------------------------------------------------------------------------------
24b                     Shipping/Delivery
                        Charges Harrisburg,
                        PA to Site             Requires Item 24                  N/A             N/A         $800.00
--------------------------------------------------------------------------------------------------------------------
25                      Off-loading            Per Specifications                N/A             N/A       $2,489.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
14                        Included in     Included in     Included in
                               Item 8          Item 8          Item 8
------------------------------------------------------------------------------------
15

                              $124.80             N/A         $124.80
------------------------------------------------------------------------------------
16
                            $1,093.04             N/A       $1,093.04
------------------------------------------------------------------------------------
17a                                       Included in
                            $1,614.08          Item 1       $1,614.08
------------------------------------------------------------------------------------
17b                                       Included in
                            $1,099.28          Item 1       $1,099.28
------------------------------------------------------------------------------------
17c                                       Included in
                              $932.88          Item 1         $932.88
------------------------------------------------------------------------------------
18                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
19a

                               $64.48             N/A          $64.48
------------------------------------------------------------------------------------
19b

                              $144.56             N/A         $144.56
------------------------------------------------------------------------------------
19c

                              $161.20             N/A         $161.20
------------------------------------------------------------------------------------
20
                                  N/A             N/A       $1,177.28
------------------------------------------------------------------------------------
21                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
22a
                            $2,925.52             N/A       $2,925.52
------------------------------------------------------------------------------------
22b
                           $12,084.80             N/A      $12,084.80
------------------------------------------------------------------------------------
22c

                            $9,188.40             N/A       $9,188.40
------------------------------------------------------------------------------------
23a

                                  N/A             N/A       $3,998.80
------------------------------------------------------------------------------------
23b

                                  N/A             N/A       $2,097.68
------------------------------------------------------------------------------------
23c

                                  N/A             N/A       $2,097.68
------------------------------------------------------------------------------------
23d

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
24

                                  N/A             N/A       $2,472.08
------------------------------------------------------------------------------------
24a

                                  N/A             N/A         $468.00
------------------------------------------------------------------------------------
24b

                                  N/A             N/A         $832.00
------------------------------------------------------------------------------------
25                                N/A             N/A       $2,588.56
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET

SHELTER SIZE 12 X 12
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1a                      DC Power Plant -- 250
                        AH 24VDC               Per Specifications          $8,064.00       $1,910.00       $9,974.00
--------------------------------------------------------------------------------------------------------------------
1b                      DC Power Plant -- 500
                        AH 24VDC               Per Specifications         $11,352.00       $2,229.00      $13,581.00
--------------------------------------------------------------------------------------------------------------------
1c                      DC Power Plant --
                        1000 AH 24VDC          Per Specifications         $15,288.00       $2,654.00      $17,942.00
--------------------------------------------------------------------------------------------------------------------
1d                      DC Power Plant --
                        2000 AH 24VDC          Per Specifications         $28,886.00       $3,612.00      $32,498.00
--------------------------------------------------------------------------------------------------------------------
1e                      DC Power Plant --
                        4000 AH 24VDC          Per Specifications         $50,009.00       $4,569.00      $54,578.00
--------------------------------------------------------------------------------------------------------------------
1f                      DC Power Plant -- 250
                        AH 48VDC               Per Specifications          $6,509.00       $1,910.00       $8,419.00
--------------------------------------------------------------------------------------------------------------------
1g                      DC Power Plant -- 500
                        AH 48VDC               Per Specifications         $10,279.00       $2,229.00      $12,508.00
--------------------------------------------------------------------------------------------------------------------
1h                      DC Power Plant --
                        1000 AH 48VDC          Per Specifications         $14,979.00       $2,654.00      $17,633.00
--------------------------------------------------------------------------------------------------------------------
1i                      DC Power Plant --
                        2000 AH 48VDC          Per Specifications         $27,993.00       $3,612.00      $31,605.00
--------------------------------------------------------------------------------------------------------------------
1j                      DC Power Plant --
                        4000 AH 48VDC          Per Specifications         $45,221.00       $4,569.00      $49,790.00
--------------------------------------------------------------------------------------------------------------------
1k                      DC Power Plant --
                        1500 AH 48VDC          Per Specifications         $22,897.00       $2,654.00      $25,551.00
--------------------------------------------------------------------------------------------------------------------
11                      DC Power Plant --
                        3000 AH 48VDC          Per Specifications         $38,952.00       $4,569.00      $43,251.00
--------------------------------------------------------------------------------------------------------------------
2a                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A       $7,400.00
--------------------------------------------------------------------------------------------------------------------
2b                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A       $9,450.00
--------------------------------------------------------------------------------------------------------------------
2c                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $10,105.00
--------------------------------------------------------------------------------------------------------------------
2d                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A      $16,566.00
--------------------------------------------------------------------------------------------------------------------
2e                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,075.00
--------------------------------------------------------------------------------------------------------------------
2f                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,398.00
--------------------------------------------------------------------------------------------------------------------
3                       Fire Suppression       Per Specifications                N/A             N/A       $5,278.00
--------------------------------------------------------------------------------------------------------------------
4                       Installation of
                        Emergency Generator
                        (Supplied by                                       Generator
                        Generator Vendor)      Per Specifications             Vendor       $1,544.00       $1,544.00
--------------------------------------------------------------------------------------------------------------------
5                       Addition Manual
                        Transfer Switch        Per Specifications                N/A             N/A       $1,415.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        shelter. Cost per
                        square foot.           Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        shelter foundation.
                        Cost per square foot.  Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
8                       Rectifier Drop, 30A
                        2-Pole, Each                                            $82.00           N/A          $82.00
--------------------------------------------------------------------------------------------------------------------
9a                      48V DC Vent System,
                        460CFM                                                 $749.00           N/A         $749.00
--------------------------------------------------------------------------------------------------------------------
9b                      48V DC Vent System,
                        920CFM                                               $1,372.00           N/A       $1,372.00
--------------------------------------------------------------------------------------------------------------------
10a                     2 Year Maintenance     Per Specifications                N/A       $8,604.00       $8,604.00
--------------------------------------------------------------------------------------------------------------------
10b                     3 Year Extended
                        Maintenance            Per Specifications                N/A      $13,904.00      $13,904.00
--------------------------------------------------------------------------------------------------------------------
10c                     Extended Maintenance
                        -- Non-24 Hour         Per Specifications                N/A       $9,496.00       $9,496.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1a
                            $8,386.56       $1,986.40      $10,372.96
------------------------------------------------------------------------------------
1b
                           $11,806.08       $2,318.16      $14,124.24
------------------------------------------------------------------------------------
1c
                           $15,899.52       $2,760.16      $18,659.68
------------------------------------------------------------------------------------
1d
                           $30,041.44       $3,756.48      $33,797.92
------------------------------------------------------------------------------------
1e
                           $52,009.36       $4,751.76      $56,761.12
------------------------------------------------------------------------------------
1f
                            $6,769.36       $1,986.40       $8,755.76
------------------------------------------------------------------------------------
1g
                           $10,690.16       $2,318.16      $13,008.32
------------------------------------------------------------------------------------
1h
                           $15,578.16       $2,760.16      $18,338.32
------------------------------------------------------------------------------------
1i
                           $29,112.72       $3,756.48      $32,869.20
------------------------------------------------------------------------------------
1j
                           $47,029.84       $4,751.76      $51,781.60
------------------------------------------------------------------------------------
1k
                           $23,812.88       $2,760.16      $26,573.04
------------------------------------------------------------------------------------
11
                           $40,510.08       $4,751.76      $44,981.04
------------------------------------------------------------------------------------
2a

                                  N/A             N/A       $7,696.00
------------------------------------------------------------------------------------
2b

                                  N/A             N/A       $9,828.00
------------------------------------------------------------------------------------
2c

                                  N/A             N/A      $10,509.20
------------------------------------------------------------------------------------
2d

                                  N/A             N/A      $17,228.64
------------------------------------------------------------------------------------
2e

                                  N/A             N/A      $18,798.00
------------------------------------------------------------------------------------
2f

                                  N/A             N/A      $19,133.92
------------------------------------------------------------------------------------
3                                 N/A             N/A       $5,489.12
------------------------------------------------------------------------------------
4

                            Generator
                               Vendor       $1,605.76       $1,605.76
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $1,471.60
------------------------------------------------------------------------------------
6

                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
7

                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
8
                                  $85.28          N/A          $85.28
------------------------------------------------------------------------------------
9a
                                  $778.96         N/A         $778.96
------------------------------------------------------------------------------------
9b
                                  $1,426.88       N/A       $1,426.88
------------------------------------------------------------------------------------
10a                               N/A       $8,948.16       $8,948.16
------------------------------------------------------------------------------------
10b
                                  N/A      $14,460.16      $14,460.16
------------------------------------------------------------------------------------
10c
                                  N/A       $9,875.84       $9,875.84
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET

SHELTER SIZE 12 X 12
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
11a                     DC Power Plant -- 250  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $10,668.00       $1,910.00      $12,578.00
--------------------------------------------------------------------------------------------------------------------
11b                     DC Power Plant -- 500  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $14,889.00       $2,229.00      $17,118.00
--------------------------------------------------------------------------------------------------------------------
11c                     DC Power Plant --      Per Specifications
                        1000 AH 48VDC          (with N+1 Rectifier)       $22,028.00       $2,654.00      $24,682.00
--------------------------------------------------------------------------------------------------------------------
11d                     DC Power Plant --      Per Specifications
                        1500 AH 48VDC          (with N+1 Rectifier)       $30,056.00       $2,654.00      $32,710.00
--------------------------------------------------------------------------------------------------------------------
11e                     DC Power Plant --      Per Specifications
                        2000 AH 48VDC          (with N+1 Rectifier)       $40,068.00       $3,612.00      $43,680.00
--------------------------------------------------------------------------------------------------------------------
11f                     DC Power Plant --      Per Specifications
                        4000 AH 48VDC          (with N+1 Rectifier)       $71,794.00       $4,569.00      $76,363.00
--------------------------------------------------------------------------------------------------------------------
11g                     DC Power Plant --      Per Specifications
                        3000 AH 48VDC          (with N+1 Rectifier)       $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
12                      DC Breaker, Single
                        Pole                   Per Specifications             $45.00             N/A          $45.00
--------------------------------------------------------------------------------------------------------------------
12a                     Additional
                        Distribution Panel,
                        Less Breakers          Per Specifications            $172.00             N/A         $172.00
--------------------------------------------------------------------------------------------------------------------
12b                     66P265, 1-pair
                        plug-on protector for
                        66 block, high
                        voltage                Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12c                     66P015, 1-pair
                        plug-on protector for
                        66 block, low voltage  Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12d                     66GNDS, Ground Strap
                        (1 req'd per each 66
                        block                  Per Specifications              $4.00             N/A           $4.00
--------------------------------------------------------------------------------------------------------------------
12e                     TJ1010A, T1 or E1,
                        RJ48C or hardwire      Per Specifications            $113.00             N/A         $113.00
--------------------------------------------------------------------------------------------------------------------
12f                     TJ3010A, T1 or E1,
                        RJ48C                  Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12g                     TJP265, POTS, high
                        voltage                Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12h                     TJP016, T1 or data,
                        low voltage            Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
13                      Tenant/CoLocation
                        Modification,
                        Includes: Additional
                        door with pickguard,
                        door ground, and open
                        door alarm contact;
                        Additional emergency
                        light; 60A subfeed
                        Load Center in Tenant
                        area; and Fence
                        Partition              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
11a
                           $11,094.72       $1,986.40      $13,081.12
------------------------------------------------------------------------------------
11b
                           $15,484.56       $2,318.16      $17,802.72
------------------------------------------------------------------------------------
11c
                           $22,909.12       $2,760.16      $25,669.28
------------------------------------------------------------------------------------
11d
                           $31,258.24       $2,760.16      $34,018.40
------------------------------------------------------------------------------------
11e
                           $41,670.72       $3,756.48      $45,427.20
------------------------------------------------------------------------------------
11f
                           $74,665.76       $4,751.76      $79,417.52
------------------------------------------------------------------------------------
11g
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
12
                               $46.80             N/A          $46.80
------------------------------------------------------------------------------------
12a

                              $178.88             N/A         $178.88
------------------------------------------------------------------------------------
12b

                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12c

                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12d

                                $4.16             N/A           $4.16
------------------------------------------------------------------------------------
12e
                              $117.52             N/A         $117.52
------------------------------------------------------------------------------------
12f
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12g
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12h
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
13

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS

SHELTER SIZE 12 X 12
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
14                      ADC PJ604 Wrapped
                        Terminal Block         Per Specifications             $17.05             N/A          $17.05
--------------------------------------------------------------------------------------------------------------------
15                      ADC BK-310 Adjustable
                        Mounting Bracket Kit   Per Specifications             $32.65             N/A          $32.65
--------------------------------------------------------------------------------------------------------------------
16                      TSI 512
                        BRS-0832-133-C00-2     Per Specifications            $179.80             N/A         $179.80
--------------------------------------------------------------------------------------------------------------------
17                      TSI-5054-000-BRK-2     Per Specifications             $52.79             N/A          $52.79
--------------------------------------------------------------------------------------------------------------------
18                      Battery Monitor card   Per Mfg.
                        for Analog PMU (each)  Recommendation                $810.00             N/A         $810.00
--------------------------------------------------------------------------------------------------------------------
19                      DC Power Plant
                        Installation           Per Specifications                N/A       $7,000.00       $7,000.00
--------------------------------------------------------------------------------------------------------------------
20                      DC Power Plant Steel                                             Included in
                        Floor Plate            Per Specifications            $325.00         Item 19         $325.00
--------------------------------------------------------------------------------------------------------------------
21                      Install Alarm Control
                        Blocks R66M150 and
                        connect existing
                        alarms, install PJ604
                        pin block, install
                        Equipment Rack Ground
                        Bus cable to cable
                        ladder. (Existing
                        shelter Upgrades)      Per Specifications                N/A       $1,235.00       $1,235.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation of DC
                        Current Meter, 500
                        AMP (Factory
                        Installation)          Per Specifications                N/A         $890.00         $890.00
--------------------------------------------------------------------------------------------------------------------
23                      Installation of DC
                        Current Meter, 500
                        AMP (Field/Site
                        Retrofit
                        Installation)          Per Specifications                N/A       $2,700.00       $2,700.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
14
                               $17.73             N/A          $17.73
------------------------------------------------------------------------------------
15
                               $33.96             N/A          $33.96
------------------------------------------------------------------------------------
16
                              $186.99             N/A         $186.99
------------------------------------------------------------------------------------
17                             $54.90             N/A          $54.90
------------------------------------------------------------------------------------
18
                              $842.40             N/A         $842.40
------------------------------------------------------------------------------------
19
                                  N/A       $7,280.00       $7,280.00
------------------------------------------------------------------------------------
20                                        Included in
                              $338.00         Item 19         $338.00
------------------------------------------------------------------------------------
21

                                  N/A       $1,284.40       $1,284.40
------------------------------------------------------------------------------------
22

                                  N/A         $925.60         $925.60
------------------------------------------------------------------------------------
23

                                  N/A       $2,808.00       $2,808.00
------------------------------------------------------------------------------------


                                                                                        INSTALLATION
SHELTER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
---------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                  $68,683.70
--------------------------------------------------------------------------------------------------------------------


                                       INSTALLATION
                        MATERIAL COST      COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:                                              $71,431.05
------------------------------------------------------------------------------------


Note: Items 1-3, 5-7, 8b, 10, 11b, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (5)8, 11c, (20)12, 14, 15, 18 & 22 used to calculate a total cost.

                             SHELTER PRICING SHEET

                                                                     PAGE 1 OF 5
SHELTER SIZE 12X 16
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Shelter                Per Specifications         $21,808.00             N/A      $21,808.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit                               Included in     Included in     Included in
                        Requirements           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Telephone Cable Entry                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Concrete Entrance
                        Ramp                   Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
5                       Radio Shelter Alarms   Per Specifications          $1,203.00             N/A       $1,203.00
--------------------------------------------------------------------------------------------------------------------
6                       Bulletproof                                      Included in     Included in     Included in
                        Construction           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Meet Zone II for                                 Included in     Included in     Included in
                        Earthquakes            Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8a                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 100                                              Included in
                        Amp                    Per Specifications            $350.00          Item 1         $350.00
--------------------------------------------------------------------------------------------------------------------
8b                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 200                                              Included in
                        Amp                    Per Specifications            $742.00          Item 1         $742.00
--------------------------------------------------------------------------------------------------------------------
8b1                     (32) Twistlock
                        Receptacles and                                                  Included in
                        Wireduct               Per Specifications          $3,760.00          Item 1       $3,760.00
--------------------------------------------------------------------------------------------------------------------
8c                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 400                                              Included in
                        Amp                    Per Specifications          $2,749.00          Item 1       $2,749.00
--------------------------------------------------------------------------------------------------------------------
9a                      UPS System and
                        Battery Bank -- 12.5
                        kVA                    Per Specifications         $42,117.00       $1,979.00      $44,096.00
--------------------------------------------------------------------------------------------------------------------
9b                      UPS System and
                        Battery Bank -- 21
                        kVA                    Per Specifications         $40,750.00       $2,099.00      $42,849.00
--------------------------------------------------------------------------------------------------------------------
9c                      UPS System and
                        Battery Bank -- 42
                        kVA                    Per Specifications         $88,241.00       $2,225.00      $90,466.00
--------------------------------------------------------------------------------------------------------------------
10                      Installation of
                        Generator Transfer
                        Switch                 Per Specifications                N/A       $1,209.00       $1,209.00
--------------------------------------------------------------------------------------------------------------------
11a                     Heating and Air
                        Conditioning --
                        12,000 BTU -- I unit   Per Specifications          $1,748.00             N/A       $1,748.00
--------------------------------------------------------------------------------------------------------------------
11b                     Heating and Air
                        Conditioning --
                        24,000 BTU- 2 units
                        and Dual Controllers   Per Specifications          $3,773.00             N/A       $3,773.00
--------------------------------------------------------------------------------------------------------------------
11c                     Heating and Air
                        Conditioning --
                        36,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $4,086.00             N/A       $4,086.00
--------------------------------------------------------------------------------------------------------------------
11d                     Heating and Air
                        Conditioning --
                        48,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $5,379.00             N/A       $5,379.00
--------------------------------------------------------------------------------------------------------------------
11e                     Heating and Air
                        Conditioning --
                        60,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $6,320.00             N/A       $6,320.00
--------------------------------------------------------------------------------------------------------------------
12                      Fire Extinguisher --
                        10 # ABC               Per Specifications             $59.00             N/A          $59.00
--------------------------------------------------------------------------------------------------------------------
13                      Shelter Grounding
                        System                 Per Specifications          $1,248.00             N/A       $1,248.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                          $22,680.32             N/A      $22,680.32
------------------------------------------------------------------------------------
2                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
3                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
4
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
5                           $1,251.12             N/A       $1,251.12
------------------------------------------------------------------------------------
6                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8a

                                          Included in
                              $364.00          Item 1         $364.00
------------------------------------------------------------------------------------
8b

                                          Included in
                              $771.68          Item 1         $771.68
------------------------------------------------------------------------------------
8b1
                                          Included in
                            $3,910.40          Item 1       $3,910.40
------------------------------------------------------------------------------------
8c

                                          Included in
                            $2,858.96          Item 1       $2,858.96
------------------------------------------------------------------------------------
9a

                           $43,801.68       $2,058.16      $45,859.84
------------------------------------------------------------------------------------
9b

                           $42,380.00       $2,182.96      $44,562.96
------------------------------------------------------------------------------------
9c

                           $91,770.64       $2,314.00      $94,084.64
------------------------------------------------------------------------------------
10

                                  N/A       $1,257.36       $1,257.36
------------------------------------------------------------------------------------
11a

                            $1,817.92             N/A       $1,817.92
------------------------------------------------------------------------------------
11b

                            $3,923.92             N/A       $3,923.92
------------------------------------------------------------------------------------
11c

                            $4,249.44             N/A       $4,249.44
------------------------------------------------------------------------------------
11d

                            $5,594.16             N/A       $5,594.16
------------------------------------------------------------------------------------
11e

                            $6,572.80             N/A       $6,572.80
------------------------------------------------------------------------------------
12
                               $61.36             N/A          $61.36
------------------------------------------------------------------------------------
13
                            $1,297.92             N/A       $1,297.92
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET

SHELTER SIZE 12 X16
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
14                      Interior Lighting                                Included in     Included in     Included in
                        System                 Per Specifications             Item 8          Item 8          Item 8
--------------------------------------------------------------------------------------------------------------------
15                      Exterior Lighting
                        System- 300W Flood
                        Light                  Per Specifications            $120.00             N/A         $120.00
--------------------------------------------------------------------------------------------------------------------
16                      Cable Ladder Trays --
                        60' X 12" wide         Per Specifications          $1,208.00             N/A       $1,208.00
--------------------------------------------------------------------------------------------------------------------
17a                     Cable Entry Ports- 16                                            Included in
                        Port Polyphaser Peep   Per Specifications          $1,547.00          Item 1       $1,547.00
--------------------------------------------------------------------------------------------------------------------
17b                     Cable Entry Ports- 8                                             Included in
                        Port Polyphaser Peep   Per Specifications          $1,057.00          Item 1       $1,057.00
--------------------------------------------------------------------------------------------------------------------
17c                     Cable Entry Ports- 5                                             Included in
                        Port Polyphaser Peep   Per Specifications            $897.00          Item 1         $897.00
--------------------------------------------------------------------------------------------------------------------
18                      Flooring Requirements                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
19a                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.           Per Specifications             $62.00             N/A          $62.00
--------------------------------------------------------------------------------------------------------------------
19b                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.and (1)
                        4ft. by 8 ft.          Per Specifications            $139.00             N/A         $139.00
--------------------------------------------------------------------------------------------------------------------
19c                     Patch Block Mounting
                        Surface -- two (2)
                        4ft. by 8ft.           Per Specifications            $155.00             N/A         $155.00
--------------------------------------------------------------------------------------------------------------------
20                      Shelter Foundation
                        Design                 Per Specifications                N/A             N/A       $1,064.00
--------------------------------------------------------------------------------------------------------------------
21                      Doors -- Locks and                               Included in     Included in     Included in
                        Keys                   Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
22a                     Warranty -- 2 Year
                        Warranty               Per Specifications          $2,813.00             N/A       $2,813.00
--------------------------------------------------------------------------------------------------------------------
22b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications         $11,620.00             N/A      $11,620.00
--------------------------------------------------------------------------------------------------------------------
22c                     Warranty -- Non-24
                        Hour Extended
                        Warranty               Per Specifications          $8,835.00             N/A       $8,835.00
--------------------------------------------------------------------------------------------------------------------
23a                     Exterior Radio
                        Shelter Fascia Style
                        1 Dimensional Stamped
                        Brick                  Per Specifications                N/A             N/A       $4,441.00
--------------------------------------------------------------------------------------------------------------------
23b                     Exterior Radio
                        Shelter Fascia Style
                        2 Simulated Stucco     Per Specifications                N/A             N/A       $2,229.00
--------------------------------------------------------------------------------------------------------------------
23c                     Exterior Radio
                        Shelter Fascia Style
                        3 Painted Aggregate    Per Specifications                N/A             N/A       $2,229.00
--------------------------------------------------------------------------------------------------------------------
23d                     Exterior Radio
                        Shelter Fascia Style
                        4                      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
24                      Shipping/Delivery
                        Charges to
                        Harrisburg, PA         Per Specifications                N/A             N/A       $2,234.00
--------------------------------------------------------------------------------------------------------------------
24a                     Shipping/Delivery
                        Charges -- One day
                        demurrage in
                        Harrisburg, PA         Requires Item 24                  N/A             N/A         $450.00
--------------------------------------------------------------------------------------------------------------------
24b                     Shipping/Delivery
                        Charges Harrisburg,
                        PA to Site             Requires Item 24                  N/A             N/A         $800.00
--------------------------------------------------------------------------------------------------------------------
25                      Off-loading            Per Specifications                N/A             N/A       $2,340.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
14                        Included in     Included in     Included in
                               Item 8          Item 8          Item 8
------------------------------------------------------------------------------------
15

                              $124.80             N/A         $124.80
------------------------------------------------------------------------------------
16
                            $1,256.32             N/A       $1,256.32
------------------------------------------------------------------------------------
17a                                       Included in
                            $1,608.88          Item 1       $1,608.88
------------------------------------------------------------------------------------
17b                                       Included in
                            $1,099.28          Item 1       $1,099.28
------------------------------------------------------------------------------------
17c                                       Included in
                              $932.88          Item 1         $932.88
------------------------------------------------------------------------------------
18                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
19a

                               $64.48             N/A          $64.48
------------------------------------------------------------------------------------
19b

                              $144.56             N/A         $144.56
------------------------------------------------------------------------------------
19c

                              $161.20             N/A         $161.20
------------------------------------------------------------------------------------
20
                                  N/A             N/A       $1,106.56
------------------------------------------------------------------------------------
21                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
22a
                            $2,925.52             N/A       $2,925.52
------------------------------------------------------------------------------------
22b
                           $12,084.80             N/A      $12,084.80
------------------------------------------------------------------------------------
22c

                            $9,188.40             N/A       $9,188.40
------------------------------------------------------------------------------------
23a

                                  N/A             N/A       $4,618.64
------------------------------------------------------------------------------------
23b

                                  N/A             N/A       $2,318.16
------------------------------------------------------------------------------------
23c

                                  N/A             N/A       $2,318.16
------------------------------------------------------------------------------------
23d

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
24

                                  N/A             N/A       $2,323.36
------------------------------------------------------------------------------------
24a

                                  N/A             N/A         $468.00
------------------------------------------------------------------------------------
24b

                                  N/A             N/A         $832.00
------------------------------------------------------------------------------------
25                                N/A             N/A       $2,433.60
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET

SHELTER SIZE 12 X 16
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1a                      DC Power Plant -- 250
                        AH 24VDC               Per Specifications          $8,064.00       $1,910.00       $9,974.00
--------------------------------------------------------------------------------------------------------------------
1b                      DC Power Plant -- 500
                        AH 24VDC               Per Specifications         $11,352.00       $2,229.00      $13,581.00
--------------------------------------------------------------------------------------------------------------------
1c                      DC Power Plant --
                        1000 AH 24VDC          Per Specifications         $15,288.00       $2,654.00      $17,942.00
--------------------------------------------------------------------------------------------------------------------
1d                      DC Power Plant --
                        2000 AH 24VDC          Per Specifications         $28,886.00       $3,612.00      $32,498.00
--------------------------------------------------------------------------------------------------------------------
1e                      DC Power Plant --
                        4000 AH 24VDC          Per Specifications         $50,009.00       $4,569.00      $54,578.00
--------------------------------------------------------------------------------------------------------------------
1f                      DC Power Plant -- 250
                        AH 48VDC               Per Specifications          $6,509.00       $1,910.00       $8,419.00
--------------------------------------------------------------------------------------------------------------------
1g                      DC Power Plant -- 500
                        AH 48VDC               Per Specifications         $10,279.00       $2,229.00      $12,508.00
--------------------------------------------------------------------------------------------------------------------
1h                      DC Power Plant --
                        1000 AH 48VDC          Per Specifications         $14,979.00       $2,654.00      $17,633.00
--------------------------------------------------------------------------------------------------------------------
1i                      DC Power Plant --
                        2000 AH 48VDC          Per Specifications         $27,993.00       $3,612.00      $31,605.00
--------------------------------------------------------------------------------------------------------------------
1j                      DC Power Plant --
                        4000 AH 48VDC          Per Specifications         $45,221.00       $4,569.00      $49,790.00
--------------------------------------------------------------------------------------------------------------------
1k                      DC Power Plant --
                        1500 AH 48VDC          Per Specifications         $22,897.00       $2,654.00      $25,551.00
--------------------------------------------------------------------------------------------------------------------
Il                      DC Power Plant --
                        3000 AH 48VDC          Per Specifications         $38,952.00       $4,569.00      $43,251.00
--------------------------------------------------------------------------------------------------------------------
2a                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A       $7,400.00
--------------------------------------------------------------------------------------------------------------------
2b                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A       $9,450.00
--------------------------------------------------------------------------------------------------------------------
2c                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $10,105.00
--------------------------------------------------------------------------------------------------------------------
2d                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A      $16,566.00
--------------------------------------------------------------------------------------------------------------------
2e                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,075.00
--------------------------------------------------------------------------------------------------------------------
2f                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,398.00
--------------------------------------------------------------------------------------------------------------------
3                       Fire Suppression       Per Specifications                N/A             N/A       $5,278.00
--------------------------------------------------------------------------------------------------------------------
4                       Installation of
                        Emergency Generator
                        (Supplied by                                       Generator
                        Generator Vendor)      Per Specifications             Vendor       $1,544.00       $1,544.00
--------------------------------------------------------------------------------------------------------------------
5                       Addition Manual
                        Transfer Switch        Per Specifications                N/A             N/A       $1,415.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        shelter. Cost per
                        square foot.           Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        shelter foundation.
                        Cost per square foot.  Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
8                       Rectifier Drop, 30A
                        2-Pole, Each                                          $82.00             N/A          $82.00
--------------------------------------------------------------------------------------------------------------------
9a                      48V DC Vent System,
                        460CFM                                               $749.00             N/A         $749.00
--------------------------------------------------------------------------------------------------------------------
9b                      48V DC Vent System,
                        920CFM                                             $1,372.00             N/A       $1,372.00
--------------------------------------------------------------------------------------------------------------------
10a                     2 Year Maintenance     Per Specifications                N/A       $8,604.00       $8,604.00
--------------------------------------------------------------------------------------------------------------------
10b                     3 Year Extended
                        Maintenance            Per Specifications                N/A      $13,904.00      $13,904.00
--------------------------------------------------------------------------------------------------------------------
10c                     Extended Maintenance
                        -- Non-24 Hour         Per Specifications                N/A       $9,496.00       $9,496.00
--------------------------------------------------------------------------------------------------------------------
11a                     DC Power Plant -- 250  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $10,668.00       $1,910.00      $12,578.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1a
                            $8,386.56       $1,986.40      $10,372.96
------------------------------------------------------------------------------------
1b
                           $11,806.08       $2,318.16      $14,124.24
------------------------------------------------------------------------------------
1c
                           $15,899.52       $2,760.16      $18,659.68
------------------------------------------------------------------------------------
1d
                           $30,041.44       $3,756.48      $33,797.92
------------------------------------------------------------------------------------
1e
                           $52,009.36       $4,751.76      $56,761.12
------------------------------------------------------------------------------------
1f
                            $6,769.36       $1,986.40       $8,755.76
------------------------------------------------------------------------------------
1g
                           $10,690.16       $2,318.16      $13,008.32
------------------------------------------------------------------------------------
1h
                           $15,578.16       $2,760.16      $18,338.32
------------------------------------------------------------------------------------
1i
                           $29,112.72       $3,756.48      $32,869.20
------------------------------------------------------------------------------------
1j
                           $47,029.84       $4,751.76      $51,781.60
------------------------------------------------------------------------------------
1k
                           $23,812.88       $2,760.16      $26,573.04
------------------------------------------------------------------------------------
Il
                           $40,510.08       $4,751.76      $44,981.04
------------------------------------------------------------------------------------
2a

                                  N/A             N/A       $7,696.00
------------------------------------------------------------------------------------
2b

                                  N/A             N/A       $9,828.00
------------------------------------------------------------------------------------
2c

                                  N/A             N/A      $10,509.20
------------------------------------------------------------------------------------
2d

                                  N/A             N/A      $17,228.64
------------------------------------------------------------------------------------
2e

                                  N/A             N/A      $18,798.00
------------------------------------------------------------------------------------
2f

                                  N/A             N/A      $19,133.92
------------------------------------------------------------------------------------
3                                 N/A             N/A       $5,489.12
------------------------------------------------------------------------------------
4

                            Generator
                               Vendor       $1,605.76       $1,605.76
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $1,471.60
------------------------------------------------------------------------------------
6

                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
7

                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
8
                               $85.28             N/A          $85.28
------------------------------------------------------------------------------------
9a
                              $778.96             N/A         $778.96
------------------------------------------------------------------------------------
9b
                            $1,426.88             N/A       $1,426.88
------------------------------------------------------------------------------------
10a                               N/A       $8,948.16       $8,948.16
------------------------------------------------------------------------------------
10b
                                  N/A      $14,460.16      $14,460.16
------------------------------------------------------------------------------------
10c
                                  N/A       $9,875.84       $9,875.84
------------------------------------------------------------------------------------
11a
                           $11,094.72       $1,986.40      $13,081.12
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS

SHELTER SIZE 12 X 16
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
11b                     DC Power Plant -- 500  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $14,889.00       $2,229.00      $17,118.00
--------------------------------------------------------------------------------------------------------------------
11c                     DC Power Plant --      Per Specifications
                        1000 AH 48VDC          (with N+1 Rectifier)       $22,028.00       $2,654.00      $24,682.00
--------------------------------------------------------------------------------------------------------------------
11d                     DC Power Plant --      Per Specifications
                        1500 AH 48VDC          (with N+1 Rectifier)       $30,056.00       $2,654.00      $32,710.00
--------------------------------------------------------------------------------------------------------------------
11e                     DC Power Plant --      Per Specifications
                        2000 AH 48VDC          (with N+1 Rectifier)       $40,068.00       $3,612.00      $43,680.00
--------------------------------------------------------------------------------------------------------------------
11f                     DC Power Plant --      Per Specifications
                        4000 AH 48VDC          (with N+1 Rectifier)       $71,794.00       $4,569.00      $76,363.00
--------------------------------------------------------------------------------------------------------------------
11g                     DC Power Plant --      Per Specifications
                        3000 AH 48VDC          (with N+1 Rectifier)       $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
12                      DC Breaker, Single
                        Pole                   Per Specifications             $45.00             N/A          $45.00
--------------------------------------------------------------------------------------------------------------------
12a                     Additional
                        Distribution Panel,
                        Less Breakers          Per Specifications            $172.00             N/A         $172.00
--------------------------------------------------------------------------------------------------------------------
12b                     66P265, 1-pair
                        plug-on protector for
                        66 block, high
                        voltage                Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12c                     66P015, 1-pair
                        plug-on protector for
                        66 block, low voltage  Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12d                     66GNDS, Ground Strap
                        (1 req'd per each 66
                        block                  Per Specifications              $4.00             N/A           $4.00
--------------------------------------------------------------------------------------------------------------------
12e                     TJ1010A, T1 or E1,
                        RJ48C or hardwire      Per Specifications            $113.00             N/A         $113.00
--------------------------------------------------------------------------------------------------------------------
12f                     TJ3010A, T1 or E1,
                        RJ48C                  Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12g                     TJP265, POTS, high
                        voltage                Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12h                     TJP016, T1 or data,
                        low voltage            Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
13                      Tenant/CoLocation
                        Modification,
                        Includes: Additional
                        door with pickguard,
                        door ground, and open
                        door alarm contact;
                        Additional emergency
                        light; 60A subfeed
                        Load Center in Tenant
                        area; and Fence
                        Partition              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14                      ADC PJ604 Wrapped
                        Terminal Block         Per Specifications             $17.05             N/A          $17.05
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
11b
                           $15,484.56       $2,318.16      $17,802.72
------------------------------------------------------------------------------------
11c
                           $22,909.12       $2,760.16      $25,669.28
------------------------------------------------------------------------------------
11d
                           $31,258.24       $2,760.16      $34,018.40
------------------------------------------------------------------------------------
11e
                           $41,670.72       $3,756.48      $45,427.20
------------------------------------------------------------------------------------
11f
                           $74,665.76       $4,751.76      $79,417.52
------------------------------------------------------------------------------------
11g
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
12
                               $46.80             N/A          $46.80
------------------------------------------------------------------------------------
12a

                              $178.88             N/A         $178.88
------------------------------------------------------------------------------------
12b

                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12c

                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12d

                                $4.16             N/A           $4.16
------------------------------------------------------------------------------------
12e
                              $117.52             N/A         $117.52
------------------------------------------------------------------------------------
12f
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12g
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12h
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
13

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14
                               $17.73             N/A          $17.73
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS

SHELTER SIZE 12 X 16
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
15                      ADC BK-310 Adjustable
                        Mounting Bracket Kit   Per Specifications             $32.65             N/A          $32.65
--------------------------------------------------------------------------------------------------------------------
16                      TSI 512
                        BRS-0832-133-C00-2     Per Specifications            $179.80             N/A         $179.80
--------------------------------------------------------------------------------------------------------------------
17                      TSI-5054-000-BRK-2     Per Specifications             $52.79             N/A          $52.79
--------------------------------------------------------------------------------------------------------------------
18                      Battery Monitor card   Per Mfg.
                        for Analog PMU (each)  Recommendation                $810.00             N/A         $810.00
--------------------------------------------------------------------------------------------------------------------
19                      DC Power Plant
                        Installation           Per Specifications                N/A       $7,000.00       $7,000.00
--------------------------------------------------------------------------------------------------------------------
20                      DC Power Plant Steel                                             Included in
                        Floor Plate            Per Specifications            $325.00         Item 19         $325.00
--------------------------------------------------------------------------------------------------------------------
21                      Install Alarm Control
                        Blocks R66M150 and
                        connect existing
                        alarms, install PJ604
                        pin block, install
                        Equipment Rack Ground
                        Bus cable to cable
                        ladder. (Existing
                        shelter Upgrades)      Per Specifications                N/A       $1,235.00       $1,235.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation of DC
                        Current Meter, 500
                        AMP (Factory
                        Installation)          Per Specifications                N/A         $890.00         $890.00
--------------------------------------------------------------------------------------------------------------------
23                      Installation of DC
                        Current Meter, 500
                        AMP (Field/Site
                        Retrofit
                        Installation)          Per Specifications                N/A       $2,700.00       $2,700.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
15
                               $33.96             N/A          $33.96
------------------------------------------------------------------------------------
16
                              $186.99             N/A         $186.99
------------------------------------------------------------------------------------
17                             $54.90             N/A          $54.90
------------------------------------------------------------------------------------
18
                              $842.40             N/A         $842.40
------------------------------------------------------------------------------------
19
                                  N/A       $7,280.00       $7,280.00
------------------------------------------------------------------------------------
20                                        Included in
                              $338.00         Item 19         $338.00
------------------------------------------------------------------------------------
21

                                  N/A       $1,284.40       $1,284.40
------------------------------------------------------------------------------------
22

                                  N/A         $925.60         $925.60
------------------------------------------------------------------------------------
23

                                  N/A       $2,808.00       $2,808.00
------------------------------------------------------------------------------------

                                                                                        INSTALLATION
SHELTER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
---------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                  $79,982.70
--------------------------------------------------------------------------------------------------------------------


                                       INSTALLATION
                        MATERIAL COST      COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:                                              $83,182.01
------------------------------------------------------------------------------------



Note: Items 1-3, 5-7, 8b, 10, 11c, 12, 13, 14, 15, 16, 17a, 18, 19b, 20, 21,
22a, 23c, 24, 25 and options (7)8, 11d, (20)12, 14, 15, 18 & 22 used to calculate a total cost.

                             SHELTER PRICING SHEET

                                                                     PAGE 1 OF 5
SHELTER SIZE 12 X 20
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Shelter                Per Specifications         $21,921.00             N/A      $21,921.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit                               Included in     Included in     Included in
                        Requirements           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Telephone Cable Entry                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Concrete Entrance
                        Ramp                   Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
5                       Radio Shelter Alarms   Per Specifications          $1,203.00             N/A       $1,203.00
--------------------------------------------------------------------------------------------------------------------
6                       Bulletproof                                      Included in     Included in     Included in
                        Construction           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Meet Zone II for                                 Included in     Included in     Included in
                        Earthquakes            Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8a                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 100                                              Included in
                        Amp                    Per Specifications            $349.00          Item 1         $349.00
--------------------------------------------------------------------------------------------------------------------
8b                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 200                                              Included in
                        Amp                    Per Specifications            $742.00          Item 1         $742.00
--------------------------------------------------------------------------------------------------------------------
8b1                     (48) Twistlock
                        Receptacles and                                                  Included in
                        Wireduct               Per Specifications          $5,352.00          Item 1       $5,352.00
--------------------------------------------------------------------------------------------------------------------
8c                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 400                                              Included in
                        Amp                    Per Specifications          $2,749.00          Item 1       $2,749.00
--------------------------------------------------------------------------------------------------------------------
9a                      UPS System and
                        Battery Bank -- 12.5
                        kVA                    Per Specifications         $42,117.00       $1,979.00      $44,096.00
--------------------------------------------------------------------------------------------------------------------
9b                      UPS System and
                        Battery Bank -- 21
                        kVA                    Per Specifications         $40,750.00       $2,225.00      $42,975.00
--------------------------------------------------------------------------------------------------------------------
9c                      UPS System and
                        Battery Bank -- 42
                        kVA                    Per Specifications         $88,241.00       $2,233.00      $90,474.00
--------------------------------------------------------------------------------------------------------------------
10                      Installation of
                        Generator Transfer
                        Switch                 Per Specifications                N/A       $1,209.00       $1,209.00
--------------------------------------------------------------------------------------------------------------------
11a                     Heating and Air
                        Conditioning --
                        12,000 BTU -- I unit   Per Specifications          $1,748.00             N/A       $1,748.00
--------------------------------------------------------------------------------------------------------------------
11b                     Heating and Air
                        Conditioning --
                        24,000 BTU- 2 units
                        and Dual Controllers   Per Specifications          $3,773.00             N/A       $3,773.00
--------------------------------------------------------------------------------------------------------------------
11c                     Heating and Air
                        Conditioning --
                        36,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $4,071.00             N/A       $4,071.00
--------------------------------------------------------------------------------------------------------------------
11d                     Heating and Air
                        Conditioning --
                        48,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $5,379.00             N/A       $5,379.00
--------------------------------------------------------------------------------------------------------------------
11e                     Heating and Air
                        Conditioning --
                        60,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $6,320.00             N/A       $6,320.00
--------------------------------------------------------------------------------------------------------------------
12                      Fire Extinguisher --
                        10 # ABC               Per Specifications             $59.00             N/A          $59.00
--------------------------------------------------------------------------------------------------------------------
13                      Shelter Grounding
                        System                 Per Specifications          $1,393.00             N/A       $1,393.00
--------------------------------------------------------------------------------------------------------------------
14                      Interior Lighting                                Included in     Included in     Included in
                        System                 Per Specifications             Item 8          Item 8          Item 8
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                          $22,797.84             N/A      $22,797.84
------------------------------------------------------------------------------------
2                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
3                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
4
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
5                           $1,251.12             N/A       $1,251.12
------------------------------------------------------------------------------------
6                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8a

                                          Included in
                              $362.96          Item 1         $362.96
------------------------------------------------------------------------------------
8b

                                          Included in
                              $771.68          Item 1         $771.68
------------------------------------------------------------------------------------
8b1
                                          Included in
                            $5,566.08          Item 1       $5,566.08
------------------------------------------------------------------------------------
8c

                                          Included in
                            $2,858.96          Item 1       $2,858.96
------------------------------------------------------------------------------------
9a

                           $43,801.68       $2,058.16      $45,859.84
------------------------------------------------------------------------------------
9b

                           $42,380.00       $2,314.00      $44,694.00
------------------------------------------------------------------------------------
9c

                           $91,770.64       $2,322.32      $94,092.96
------------------------------------------------------------------------------------
10

                                  N/A       $1,257.36       $1,257.36
------------------------------------------------------------------------------------
11a

                            $1,817.92             N/A       $1,817.92
------------------------------------------------------------------------------------
11b

                            $3,923.92             N/A       $3,923.92
------------------------------------------------------------------------------------
11c

                            $4,233.84             N/A       $4,233.84
------------------------------------------------------------------------------------
11d

                            $5,594.16             N/A       $5,594.16
------------------------------------------------------------------------------------
11e

                            $6,572.80             N/A       $6,572.80
------------------------------------------------------------------------------------
12
                               $61.36             N/A          $61.36
------------------------------------------------------------------------------------
13
                            $1,448.72             N/A       $1,448.72
------------------------------------------------------------------------------------
14                        Included in     Included in     Included in
                               Item 8          Item 8          Item 8
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET

SHELTER SIZE 12 X 20
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
15                      Exterior Lighting
                        System- 300W Flood
                        Light                  Per Specifications            $120.00             N/A         $120.00
--------------------------------------------------------------------------------------------------------------------
16                      Cable Ladder Trays --
                        68' X 12" wide         Per Specifications          $1,370.00             N/A       $1,370.00
--------------------------------------------------------------------------------------------------------------------
17a                     Cable Entry Ports- 16                                            Included in
                        Port Polyphaser Peep   Per Specifications          $1,547.00          Item 1       $1,547.00
--------------------------------------------------------------------------------------------------------------------
17b                     Cable Entry Ports- 8                                             Included in
                        Port Polyphaser Peep   Per Specifications          $1,057.00          Item 1       $1,057.00
--------------------------------------------------------------------------------------------------------------------
17c                     Cable Entry Ports- 5                                             Included in
                        Port Polyphaser Peep   Per Specifications            $897.00          Item 1         $897.00
--------------------------------------------------------------------------------------------------------------------
18                      Flooring Requirements                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
19a                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.           Per Specifications             $61.00             N/A          $61.00
--------------------------------------------------------------------------------------------------------------------
19b                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.and (1)
                        4ft. by 8 ft.          Per Specifications            $139.00             N/A         $139.00
--------------------------------------------------------------------------------------------------------------------
19c                     Patch Block Mounting
                        Surface -- two (2)
                        4ft. by 8ft.           Per Specifications            $155.00             N/A         $155.00
--------------------------------------------------------------------------------------------------------------------
20                      Shelter Foundation
                        Design                 Per Specifications                N/A             N/A       $1,064.00
--------------------------------------------------------------------------------------------------------------------
21                      Doors -- Locks and                               Included in     Included in     Included in
                        Keys                   Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
22a                     Warranty -- 2 Year
                        Warranty               Per Specifications          $2,813.00             N/A       $2,813.00
--------------------------------------------------------------------------------------------------------------------
22b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications         $11,620.00             N/A      $11,620.00
--------------------------------------------------------------------------------------------------------------------
22c                     Warranty -- Non-24
                        Hour Extended
                        Warranty               Per Specifications          $8,835.00             N/A       $8,835.00
--------------------------------------------------------------------------------------------------------------------
23a                     Exterior Radio
                        Shelter Fascia Style
                        1 Dimensional Stamped
                        Brick                  Per Specifications                N/A             N/A       $4,967.00
--------------------------------------------------------------------------------------------------------------------
23b                     Exterior Radio
                        Shelter Fascia Style
                        2 Simulated Stucco     Per Specifications                N/A             N/A       $2,441.00
--------------------------------------------------------------------------------------------------------------------
23c                     Exterior Radio
                        Shelter Fascia Style
                        3 Painted Aggregate    Per Specifications                N/A             N/A       $2,441.00
--------------------------------------------------------------------------------------------------------------------
23d                     Exterior Radio
                        Shelter Fascia Style
                        4                      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
24                      Shipping/Delivery
                        Charges to
                        Harrisburg, PA         Per Specifications                N/A             N/A       $2,819.00
--------------------------------------------------------------------------------------------------------------------
24a                     Shipping/Delivery
                        Charges -- One day
                        demurrage in
                        Harrisburg, PA         Requires Item 24                  N/A             N/A         $450.00
--------------------------------------------------------------------------------------------------------------------
24b                     Shipping/Delivery
                        Charges Harrisburg,
                        PA to Site             Requires Item 24                  N/A             N/A         $800.00
--------------------------------------------------------------------------------------------------------------------
25                      Off-loading            Per Specifications                N/A             N/A       $3,032.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
15
                              $124.80             N/A         $124.80
------------------------------------------------------------------------------------
16
                            $1,424.80             N/A       $1,424.80
------------------------------------------------------------------------------------
17a                                       Included in
                            $1,608.88          Item 1       $1,608.88
------------------------------------------------------------------------------------
17b                                       Included in
                            $1,099.28          Item 1       $1,099.28
------------------------------------------------------------------------------------
17c                                       Included in
                              $932.88          Item 1         $932.88
------------------------------------------------------------------------------------
18                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
19a
                               $63.44             N/A          $63.44
------------------------------------------------------------------------------------
19b
                              $144.56             N/A         $144.56
------------------------------------------------------------------------------------
19c
                              $161.20             N/A         $161.20
------------------------------------------------------------------------------------
20
                                  N/A             N/A       $1,106.56
------------------------------------------------------------------------------------
21                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
22a
                            $2,925.52             N/A       $2,925.52
------------------------------------------------------------------------------------
22b
                           $12,084.80             N/A      $12,084.80
------------------------------------------------------------------------------------
22c
                            $9,188.40             N/A       $9,188.40
------------------------------------------------------------------------------------
23a
                                  N/A             N/A       $5,165.68
------------------------------------------------------------------------------------
23b
                                  N/A             N/A       $2,538.64
------------------------------------------------------------------------------------
23c
                                  N/A             N/A       $2,538.64
------------------------------------------------------------------------------------
23d
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
24
                                  N/A             N/A       $2,931.76
------------------------------------------------------------------------------------
24a
                                  N/A             N/A         $468.00
------------------------------------------------------------------------------------
24b
                                  N/A             N/A         $832.00
------------------------------------------------------------------------------------
25                                N/A             N/A       $3,153.28
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 3 OF 5
SHELTER SIZE 12 X 20
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1a                      DC Power Plant -- 250
                        AH 24VDC               Per Specifications          $8,064.00       $1,910.00       $9,974.00
--------------------------------------------------------------------------------------------------------------------
1b                      DC Power Plant -- 500
                        AH 24VDC               Per Specifications         $11,352.00       $2,229.00      $13,581.00
--------------------------------------------------------------------------------------------------------------------
1c                      DC Power Plant --
                        1000 AH 24VDC          Per Specifications         $15,288.00       $2,654.00      $17,942.00
--------------------------------------------------------------------------------------------------------------------
1d                      DC Power Plant --
                        2000 AH 24VDC          Per Specifications         $28,886.00       $3,612.00      $32,498.00
--------------------------------------------------------------------------------------------------------------------
1e                      DC Power Plant --
                        4000 AH 24VDC          Per Specifications         $50,009.00       $4,569.00      $54,578.00
--------------------------------------------------------------------------------------------------------------------
1f                      DC Power Plant -- 250
                        AH 48VDC               Per Specifications          $6,509.00       $1,910.00       $8,419.00
--------------------------------------------------------------------------------------------------------------------
1g                      DC Power Plant -- 500
                        AH 48VDC               Per Specifications         $10,279.00       $2,229.00      $12,508.00
--------------------------------------------------------------------------------------------------------------------
1h                      DC Power Plant --
                        1000 AH 48VDC          Per Specifications         $14,979.00       $2,654.00      $17,633.00
--------------------------------------------------------------------------------------------------------------------
1i                      DC Power Plant --
                        2000 AH 48VDC          Per Specifications         $27,993.00       $3,612.00      $31,605.00
--------------------------------------------------------------------------------------------------------------------
1j                      DC Power Plant --
                        4000 AH 48VDC          Per Specifications         $45,221.00       $4,569.00      $49,790.00
--------------------------------------------------------------------------------------------------------------------
1k                      DC Power Plant --
                        1500 AH 48VDC          Per Specifications         $22,897.00       $2,654.00      $25,551.00
--------------------------------------------------------------------------------------------------------------------
1l                      DC Power Plant --
                        3000 AH 48VDC          Per Specifications         $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
2a                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A       $7,400.00
--------------------------------------------------------------------------------------------------------------------
2b                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A       $9,450.00
--------------------------------------------------------------------------------------------------------------------
2c                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $10,105.00
--------------------------------------------------------------------------------------------------------------------
2d                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A      $16,566.00
--------------------------------------------------------------------------------------------------------------------
2e                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,075.00
--------------------------------------------------------------------------------------------------------------------
2f                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,398.00
--------------------------------------------------------------------------------------------------------------------
3                       Fire Suppression       Per Specifications                N/A             N/A       $6,606.00
--------------------------------------------------------------------------------------------------------------------
4                       Installation of
                        Emergency Generator
                        (Supplied by                                       Generator
                        Generator Vendor)      Per Specifications             Vendor       $1,902.00       $1,902.00
--------------------------------------------------------------------------------------------------------------------
5                       Addition Manual
                        Transfer Switch        Per Specifications                N/A             N/A       $1,415.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        shelter. Cost per
                        square foot.           Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        shelter foundation.
                        Cost per square foot.  Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
8                       Rectifier Drop, 30A
                        2-Pole, Each                                          $82.00             N/A          $82.00
--------------------------------------------------------------------------------------------------------------------
9a                      48V DC Vent System,
                        460CFM                                               $749.00             N/A         $749.00
--------------------------------------------------------------------------------------------------------------------
9b                      48V DC Vent System,
                        920CFM                                             $1,372.00             N/A       $1,372.00
--------------------------------------------------------------------------------------------------------------------
10a                     2 Year Maintenance     Per Specifications                N/A       $8,604.00       $8,604.00
--------------------------------------------------------------------------------------------------------------------
10b                     3 Year Extended
                        Maintenance            Per Specifications                N/A      $13,904.00      $13,904.00
--------------------------------------------------------------------------------------------------------------------
10c                     Extended Maintenance
                        -- Non-24 Hour         Per Specifications                N/A       $9,496.00       $9,496.00
--------------------------------------------------------------------------------------------------------------------
11a                     DC Power Plant -- 250  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $10,668.00       $1,910.00      $12,578.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1a
                            $8,386.56       $1,986.40      $10,372.96
------------------------------------------------------------------------------------
1b
                           $11,806.08       $2,318.16      $14,124.24
------------------------------------------------------------------------------------
1c
                           $15,899.52       $2,760.16      $18,659.68
------------------------------------------------------------------------------------
1d
                           $30,041.44       $3,756.48      $33,797.92
------------------------------------------------------------------------------------
1e
                           $52,009.36       $4,751.76      $56,761.12
------------------------------------------------------------------------------------
1f
                            $6,769.36       $1,986.40       $8,755.76
------------------------------------------------------------------------------------
1g
                           $10,690.16       $2,318.16      $13,008.32
------------------------------------------------------------------------------------
1h
                           $15,578.16       $2,760.16      $18,338.32
------------------------------------------------------------------------------------
1i
                           $29,112.72       $3,756.48      $32,869.20
------------------------------------------------------------------------------------
1j
                           $47,029.84       $4,751.76      $51,781.60
------------------------------------------------------------------------------------
1k
                           $23,812.88       $2,760.16      $26,573.04
------------------------------------------------------------------------------------
1l
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
2a
                                  N/A             N/A       $7,696.00
------------------------------------------------------------------------------------
2b
                                  N/A             N/A       $9,828.00
------------------------------------------------------------------------------------
2c
                                  N/A             N/A      $10,509.20
------------------------------------------------------------------------------------
2d
                                  N/A             N/A      $17,228.64
------------------------------------------------------------------------------------
2e
                                  N/A             N/A      $18,798.00
------------------------------------------------------------------------------------
2f
                                  N/A             N/A      $19,133.92
------------------------------------------------------------------------------------
3                                 N/A             N/A       $6,870.24
------------------------------------------------------------------------------------
4
                            Generator
                               Vendor       $1,978.08       $1,978.08
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $1,471.60
------------------------------------------------------------------------------------
6
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
7
                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
8
                               $85.28             N/A          $85.28
------------------------------------------------------------------------------------
9a
                              $778.96             N/A         $778.96
------------------------------------------------------------------------------------
9b
                            $1,426.88             N/A       $1,426.88
------------------------------------------------------------------------------------
10a                               N/A       $8,948.16       $8,948.16
------------------------------------------------------------------------------------
10b
                                  N/A      $14,460.16      $14,460.16
------------------------------------------------------------------------------------
10c
                                  N/A       $9,875.84       $9,875.84
------------------------------------------------------------------------------------
11a
                           $11,094.72       $1,986.40      $13,081.12
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 4 OF 5
SHELTER SIZE 12 X 20
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
11b                     DC Power Plant -- 500  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $14,889.00       $2,229.00      $17,118.00
--------------------------------------------------------------------------------------------------------------------
11c                     DC Power Plant --      Per Specifications
                        1000 AH 48VDC          (with N+1 Rectifier)       $22,028.00       $2,654.00      $24,682.00
--------------------------------------------------------------------------------------------------------------------
11d                     DC Power Plant --      Per Specifications
                        1500 AH 48VDC          (with N+1 Rectifier)       $30,056.00       $2,654.00      $32,710.00
--------------------------------------------------------------------------------------------------------------------
11e                     DC Power Plant --      Per Specifications
                        2000 AH 48VDC          (with N+1 Rectifier)       $40,068.00       $3,612.00      $43,680.00
--------------------------------------------------------------------------------------------------------------------
11f                     DC Power Plant --      Per Specifications
                        4000 AH 48VDC          (with N+1 Rectifier)       $71,794.00       $4,569.00      $76,363.00
--------------------------------------------------------------------------------------------------------------------
11g                     DC Power Plant --      Per Specifications
                        3000 AH 48VDC          (with N+1 Rectifier)       $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
12                      DC Breaker, Single
                        Pole                   Per Specifications             $45.00             N/A          $45.00
--------------------------------------------------------------------------------------------------------------------
12a                     Additional
                        Distribution Panel,
                        Less Breakers          Per Specifications            $172.00             N/A         $172.00
--------------------------------------------------------------------------------------------------------------------
12b                     66P265, 1-pair
                        plug-on protector for
                        66 block, high
                        voltage                Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12c                     66P015, 1-pair
                        plug-on protector for
                        66 block, low voltage  Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12d                     66GNDS, Ground Strap
                        (1 req'd per each 66
                        block                  Per Specifications              $4.00             N/A           $4.00
--------------------------------------------------------------------------------------------------------------------
12e                     TJ1010A, T1 or E1,
                        RJ48C or hardwire      Per Specifications            $113.00             N/A         $113.00
--------------------------------------------------------------------------------------------------------------------
12f                     TJ3010A, T1 or E1,
                        RJ48C                  Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12g                     TJP265, POTS, high
                        voltage                Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12h                     TJP016, T1 or data,
                        low voltage            Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
13                      Tenant/CoLocation
                        Modification,
                        Includes: Additional
                        door with pickguard,
                        door ground, and open
                        door alarm contact;
                        Additional emergency
                        light; 60A subfeed
                        Load Center in Tenant
                        area; and Fence
                        Partition              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14                      ADC PJ604 Wrapped
                        Terminal Block         Per Specifications             $17.05             N/A          $17.05
--------------------------------------------------------------------------------------------------------------------
15                      ADC BK-310 Adjustable
                        Mounting Bracket Kit   Per Specifications             $32.65             N/A          $32.65
--------------------------------------------------------------------------------------------------------------------
16                      TSI 512
                        BRS-0832-133-C00-2     Per Specifications            $179.80             N/A         $179.80
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
11b
                           $15,484.56       $2,318.16      $17,802.72
------------------------------------------------------------------------------------
11c
                           $22,909.12       $2,760.16      $25,669.28
------------------------------------------------------------------------------------
11d
                           $31,258.24       $2,760.16      $34,018.40
------------------------------------------------------------------------------------
11e
                           $41,670.72       $3,756.48      $45,427.20
------------------------------------------------------------------------------------
11f
                           $74,665.76       $4,751.76      $79,417.52
------------------------------------------------------------------------------------
11g
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
12
                               $46.80             N/A          $46.80
------------------------------------------------------------------------------------
12a
                              $178.88             N/A         $178.88
------------------------------------------------------------------------------------
12b
                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12c
                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12d
                                $4.16             N/A           $4.16
------------------------------------------------------------------------------------
12e
                              $117.52             N/A         $117.52
------------------------------------------------------------------------------------
12f
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12g
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12h
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
13
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14
                               $17.73             N/A          $17.73
------------------------------------------------------------------------------------
15
                               $33.96             N/A          $33.96
------------------------------------------------------------------------------------
16
                              $186.99             N/A         $186.99
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS
                                                                     PAGE 5 OF 5
SHELTER SIZE 12 X 20
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
17                      TSI-5054-000-BRK-2     Per Specifications             $52.79             N/A          $52.79
--------------------------------------------------------------------------------------------------------------------
18                      Battery Monitor card   Per Mfg.
                        for Analog PMU (each)  Recommendation                $810.00             N/A         $810.00
--------------------------------------------------------------------------------------------------------------------
19                      DC Power Plant
                        Installation           Per Specifications                N/A       $7,000.00       $7,000.00
--------------------------------------------------------------------------------------------------------------------
20                      DC Power Plant Steel                                             Included in
                        Floor Plate            Per Specifications            $325.00         Item 19         $325.00
--------------------------------------------------------------------------------------------------------------------
21                      Install Alarm Control
                        Blocks R66M150 and
                        connect existing
                        alarms, install PJ604
                        pin block, install
                        Equipment Rack Ground
                        Bus cable to cable
                        ladder. (Existing
                        shelter Upgrades)      Per Specifications                N/A       $1,235.00       $1,235.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation of DC
                        Current Meter, 500
                        AMP (Factory
                        Installation)          Per Specifications                N/A         $890.00         $890.00
--------------------------------------------------------------------------------------------------------------------
23                      Installation of DC
                        Current Meter, 500
                        AMP (Field/Site
                        Retrofit
                        Installation)          Per Specifications                N/A       $2,700.00       $2,700.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
17                             $54.90             N/A          $54.90
------------------------------------------------------------------------------------
18
                              $842.40             N/A         $842.40
------------------------------------------------------------------------------------
19
                                  N/A       $7,280.00       $7,280.00
------------------------------------------------------------------------------------
20                                        Included in
                              $338.00         Item 19         $338.00
------------------------------------------------------------------------------------
21
                                  N/A       $1,284.40       $1,284.40
------------------------------------------------------------------------------------
22
                                  N/A         $925.60         $925.60
------------------------------------------------------------------------------------
23
                                  N/A       $2,808.00       $2,808.00
------------------------------------------------------------------------------------


                                                                                        INSTALLATION
SHELTER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
---------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                  $92,928.70
--------------------------------------------------------------------------------------------------------------------


                                       INSTALLATION
                        MATERIAL COST      COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:                                              $96,645.85
------------------------------------------------------------------------------------


Note: Items 1-3, 5-7, 8b, 10, 11c, 12, 13, 14, 15, 16, 17a, 18, 19b, 20, 21,
22a, 23c, 24, 25 and options (8)8, 11e, (20)12, 14, 15, 18 & 22 used to calculate a total cost.

                             SHELTER PRICING SHEET

                                                                     PAGE 1 OF 5
SHELTER SIZE 12 X 24
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Shelter                Per Specifications         $23,810.00             N/A      $23,810.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit                               Included in     Included in     Included in
                        Requirements           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Telephone Cable Entry                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Concrete Entrance
                        Ramp                   Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
5                       Radio Shelter Alarms   Per Specifications          $1,203.00             N/A       $1,203.00
--------------------------------------------------------------------------------------------------------------------
6                       Bulletproof                                      Included in     Included in     Included in
                        Construction           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Meet Zone II for                                 Included in     Included in     Included in
                        Earthquakes            Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8a                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 100                                              Included in
                        Amp                    Per Specifications            $349.00          Item 1         $349.00
--------------------------------------------------------------------------------------------------------------------
8b                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 200                                              Included in
                        Amp                    Per Specifications            $742.00          Item 1         $742.00
--------------------------------------------------------------------------------------------------------------------
8b1                     (64) Twistlock
                        Receptacles and                                                  Included in
                        Wireduct               Per Specifications          $6,944.00          Item 1       $6,944.00
--------------------------------------------------------------------------------------------------------------------
8c                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 400                                              Included in
                        Amp                    Per Specifications          $2,749.00          Item 1       $2,749.00
--------------------------------------------------------------------------------------------------------------------
9a                      UPS System and
                        Battery Bank -- 12.5
                        kVA                    Per Specifications         $42,117.00       $1,979.00      $44,096.00
--------------------------------------------------------------------------------------------------------------------
9b                      UPS System and
                        Battery Bank -- 21
                        kVA                    Per Specifications         $40,750.00       $2,225.00      $42,975.00
--------------------------------------------------------------------------------------------------------------------
9c                      UPS System and
                        Battery Bank -- 42
                        kVA                    Per Specifications         $88,241.00       $2,233.00      $90,474.00
--------------------------------------------------------------------------------------------------------------------
10                      Installation of
                        Generator Transfer
                        Switch                 Per Specifications                N/A       $1,209.00       $1,209.00
--------------------------------------------------------------------------------------------------------------------
11a                     Heating and Air
                        Conditioning --
                        12,000 BTU -- I unit   Per Specifications          $1,748.00             N/A       $1,748.00
--------------------------------------------------------------------------------------------------------------------
11b                     Heating and Air
                        Conditioning --
                        24,000 BTU- 2 units
                        and Dual Controllers   Per Specifications          $3,773.00             N/A       $3,773.00
--------------------------------------------------------------------------------------------------------------------
11c                     Heating and Air
                        Conditioning --
                        36,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $4,071.00             N/A       $4,071.00
--------------------------------------------------------------------------------------------------------------------
11d                     Heating and Air
                        Conditioning --
                        48,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $5,379.00             N/A       $5,379.00
--------------------------------------------------------------------------------------------------------------------
11e                     Heating and Air
                        Conditioning --
                        60,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $6,320.00             N/A       $6,320.00
--------------------------------------------------------------------------------------------------------------------
12                      Fire Extinguisher --
                        10 # ABC               Per Specifications             $59.00             N/A          $59.00
--------------------------------------------------------------------------------------------------------------------
13                      Shelter Grounding
                        System                 Per Specifications          $1,639.00             N/A       $1,639.00
--------------------------------------------------------------------------------------------------------------------
14                      Interior Lighting                                Included in     Included in     Included in
                        System                 Per Specifications             Item 8          Item 8          Item 8
--------------------------------------------------------------------------------------------------------------------
15                      Exterior Lighting
                        System- 300W Flood
                        Light                  Per Specifications            $120.00             N/A         $120.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                          $24,762.40             N/A      $24,762.40
------------------------------------------------------------------------------------
2                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
3                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
4
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
5                           $1,251.12             N/A       $1,251.12
------------------------------------------------------------------------------------
6                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8a

                                          Included in
                              $362.96          Item 1         $362.96
------------------------------------------------------------------------------------
8b

                                          Included in
                              $771.68          Item 1         $771.68
------------------------------------------------------------------------------------
8b1
                                          Included in
                            $7,221.76          Item 1       $7,221.76
------------------------------------------------------------------------------------
8c

                                          Included in
                            $2,858.96          Item 1       $2,858.96
------------------------------------------------------------------------------------
9a

                           $43,801.68       $2,058.16      $45,859.84
------------------------------------------------------------------------------------
9b

                           $42,380.00       $2,314.00      $44,694.00
------------------------------------------------------------------------------------
9c

                           $91,770.64       $2,322.32      $94,092.96
------------------------------------------------------------------------------------
10

                                  N/A       $1,257.36       $1,257.36
------------------------------------------------------------------------------------
11a

                            $1,817.92             N/A       $1,817.92
------------------------------------------------------------------------------------
11b

                            $3,923.92             N/A       $3,923.92
------------------------------------------------------------------------------------
11c

                            $4,233.84             N/A       $4,233.84
------------------------------------------------------------------------------------
11d

                            $5,594.16             N/A       $5,594.16
------------------------------------------------------------------------------------
11e

                            $6,572.80             N/A       $6,572.80
------------------------------------------------------------------------------------
12
                               $61.36             N/A          $61.36
------------------------------------------------------------------------------------
13
                            $1,704.56             N/A       $1,704.56
------------------------------------------------------------------------------------
14                        Included in     Included in     Included in
                               Item 8          Item 8          Item 8
------------------------------------------------------------------------------------
15

                              $124.80             N/A         $124.80
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET

SHELTER SIZE 12 X 24
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
16                      Cable Ladder Trays --
                        76' X 12" wide         Per Specifications          $1,531.00             N/A       $1,531.00
--------------------------------------------------------------------------------------------------------------------
17a                     Cable Entry Ports- 16                                            Included in
                        Port Polyphaser Peep   Per Specifications          $1,547.00          Item 1       $1,547.00
--------------------------------------------------------------------------------------------------------------------
17b                     Cable Entry Ports- 8                                             Included in
                        Port Polyphaser Peep   Per Specifications          $1,057.00          Item 1       $1,057.00
--------------------------------------------------------------------------------------------------------------------
17c                     Cable Entry Ports- 5                                             Included in
                        Port Polyphaser Peep   Per Specifications            $897.00          Item 1         $897.00
--------------------------------------------------------------------------------------------------------------------
18                      Flooring Requirements                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
19a                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.           Per Specifications             $61.00             N/A          $61.00
--------------------------------------------------------------------------------------------------------------------
19b                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.and (1)
                        4ft. by 8 ft.          Per Specifications            $139.00             N/A         $139.00
--------------------------------------------------------------------------------------------------------------------
19c                     Patch Block Mounting
                        Surface -- two (2)
                        4ft. by 8ft.           Per Specifications            $155.00             N/A         $155.00
--------------------------------------------------------------------------------------------------------------------
20                      Shelter Foundation
                        Design                 Per Specifications                N/A             N/A       $1,064.00
--------------------------------------------------------------------------------------------------------------------
21                      Doors -- Locks and                               Included in     Included in     Included in
                        Keys                   Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
22a                     Warranty -- 2 Year
                        Warranty               Per Specifications          $2,813.00             N/A       $2,813.00
--------------------------------------------------------------------------------------------------------------------
22b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications         $11,620.00             N/A      $11,620.00
--------------------------------------------------------------------------------------------------------------------
22c                     Warranty -- Non-24
                        Hour Extended
                        Warranty               Per Specifications          $8,835.00             N/A       $8,835.00
--------------------------------------------------------------------------------------------------------------------
23a                     Exterior Radio
                        Shelter Fascia Style
                        1 Dimensional Stamped
                        Brick                  Per Specifications                N/A             N/A       $5,494.00
--------------------------------------------------------------------------------------------------------------------
23b                     Exterior Radio
                        Shelter Fascia Style
                        2 Simulated Stucco     Per Specifications                N/A             N/A       $2,650.00
--------------------------------------------------------------------------------------------------------------------
23c                     Exterior Radio
                        Shelter Fascia Style
                        3 Painted Aggregate    Per Specifications                N/A             N/A       $2,650.00
--------------------------------------------------------------------------------------------------------------------
23d                     Exterior Radio
                        Shelter Fascia Style
                        4                      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
24                      Shipping/Delivery
                        Charges to
                        Harrisburg, PA         Per Specifications                N/A             N/A       $2,819.00
--------------------------------------------------------------------------------------------------------------------
24a                     Shipping/Delivery
                        Charges -- One day
                        demurrage in
                        Harrisburg, PA         Requires Item 24                  N/A             N/A         $450.00
--------------------------------------------------------------------------------------------------------------------
24b                     Shipping/Delivery
                        Charges Harrisburg,
                        PA to Site             Requires Item 24                  N/A             N/A         $800.00
--------------------------------------------------------------------------------------------------------------------
25                      Off-loading            Per Specifications                N/A             N/A       $3,138.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
16
                            $1,592.24             N/A       $1,592.24
------------------------------------------------------------------------------------
17a                                       Included in
                            $1,608.88          Item 1       $1,608.88
------------------------------------------------------------------------------------
17b                                       Included in
                            $1,099.28          Item 1       $1,099.28
------------------------------------------------------------------------------------
17c                                       Included in
                              $932.88          Item 1         $932.88
------------------------------------------------------------------------------------
18                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
19a

                               $63.44             N/A          $63.44
------------------------------------------------------------------------------------
19b

                              $144.56             N/A         $144.56
------------------------------------------------------------------------------------
19c

                              $161.20             N/A         $161.20
------------------------------------------------------------------------------------
20
                                  N/A             N/A       $1,106.56
------------------------------------------------------------------------------------
21                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
22a
                            $2,925.52             N/A       $2,925.52
------------------------------------------------------------------------------------
22b
                           $12,084.80             N/A      $12,084.80
------------------------------------------------------------------------------------
22c

                            $9,188.40             N/A       $9,188.40
------------------------------------------------------------------------------------
23a

                                  N/A             N/A       $5,713.76
------------------------------------------------------------------------------------
23b

                                  N/A             N/A       $2,756.00
------------------------------------------------------------------------------------
23c

                                  N/A             N/A       $2,756.00
------------------------------------------------------------------------------------
23d

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
24

                                  N/A             N/A       $2,931.76
------------------------------------------------------------------------------------
24a

                                  N/A             N/A         $468.00
------------------------------------------------------------------------------------
24b

                                  N/A             N/A         $832.00
------------------------------------------------------------------------------------
25                                N/A             N/A       $3,263.52
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET

SHELTER SIZE 12 X 24
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1a                      DC Power Plant -- 250
                        AH 24VDC               Per Specifications          $8,064.00       $1,910.00       $9,974.00
--------------------------------------------------------------------------------------------------------------------
1b                      DC Power Plant -- 500
                        AH 24VDC               Per Specifications         $11,352.00       $2,229.00      $13,581.00
--------------------------------------------------------------------------------------------------------------------
1c                      DC Power Plant --
                        1000 AH 24VDC          Per Specifications         $15,288.00       $2,654.00      $17,942.00
--------------------------------------------------------------------------------------------------------------------
1d                      DC Power Plant --
                        2000 AH 24VDC          Per Specifications         $28,886.00       $3,612.00      $32,498.00
--------------------------------------------------------------------------------------------------------------------
1e                      DC Power Plant --
                        4000 AH 24VDC          Per Specifications         $50,009.00       $4,569.00      $54,578.00
--------------------------------------------------------------------------------------------------------------------
1f                      DC Power Plant -- 250
                        AH 48VDC               Per Specifications          $6,509.00       $1,910.00       $8,419.00
--------------------------------------------------------------------------------------------------------------------
1g                      DC Power Plant -- 500
                        AH 48VDC               Per Specifications         $10,279.00       $2,229.00      $12,508.00
--------------------------------------------------------------------------------------------------------------------
1h                      DC Power Plant --
                        1000 AH 48VDC          Per Specifications         $14,979.00       $2,654.00      $17,633.00
--------------------------------------------------------------------------------------------------------------------
1i                      DC Power Plant --
                        2000 AH 48VDC          Per Specifications         $27,993.00       $3,612.00      $31,605.00
--------------------------------------------------------------------------------------------------------------------
1j                      DC Power Plant --
                        4000 AH 48VDC          Per Specifications         $45,221.00       $4,569.00      $49,790.00
--------------------------------------------------------------------------------------------------------------------
1k                      DC Power Plant --
                        1500 AH 48VDC          Per Specifications         $22,897.00       $2,654.00      $25,551.00
--------------------------------------------------------------------------------------------------------------------
1l                      DC Power Plant --
                        3000 AH 48VDC          Per Specifications         $38,952.00       $4,569.00      $43,251.00
--------------------------------------------------------------------------------------------------------------------
2a                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A       $7,400.00
--------------------------------------------------------------------------------------------------------------------
2b                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A       $9,450.00
--------------------------------------------------------------------------------------------------------------------
2c                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $10,105.00
--------------------------------------------------------------------------------------------------------------------
2d                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A      $16,566.00
--------------------------------------------------------------------------------------------------------------------
2e                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,075.00
--------------------------------------------------------------------------------------------------------------------
2f                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,398.00
--------------------------------------------------------------------------------------------------------------------
3                       Fire Suppression       Per Specifications                N/A             N/A       $6,606.00
--------------------------------------------------------------------------------------------------------------------
4                       Installation of
                        Emergency Generator
                        (Supplied by                                       Generator
                        Generator Vendor)      Per Specifications             Vendor       $1,902.00       $1,902.00
--------------------------------------------------------------------------------------------------------------------
5                       Addition Manual
                        Transfer Switch        Per Specifications                N/A             N/A       $1,415.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        shelter. Cost per
                        square foot.           Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        shelter foundation.
                        Cost per square foot.  Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
8                       Rectifier Drop, 30A
                        2-Pole, Each                                          $82.00             N/A          $82.00
--------------------------------------------------------------------------------------------------------------------
9a                      48V DC Vent System,
                        460CFM                                               $749.00             N/A         $749.00
--------------------------------------------------------------------------------------------------------------------
9b                      48V DC Vent System,
                        920CFM                                             $1,372.00             N/A       $1,372.00
--------------------------------------------------------------------------------------------------------------------
10a                     2 Year Maintenance     Per Specifications                N/A       $8,604.00       $8,604.00
--------------------------------------------------------------------------------------------------------------------
10b                     3 Year Extended
                        Maintenance            Per Specifications                N/A      $13,904.00      $13,904.00
--------------------------------------------------------------------------------------------------------------------
10c                     Extended Maintenance
                        -- Non-24 Hour         Per Specifications                N/A       $9,496.00       $9,496.00
--------------------------------------------------------------------------------------------------------------------
11a                     DC Power Plant -- 250  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $10,668.00       $1,910.00      $12,578.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1a
                            $8,386.56       $1,986.40      $10,372.96
------------------------------------------------------------------------------------
1b
                           $11,806.08       $2,318.16      $14,124.24
------------------------------------------------------------------------------------
1c
                           $15,899.52       $2,760.16      $18,659.68
------------------------------------------------------------------------------------
1d
                           $30,041.44       $3,756.48      $33,797.92
------------------------------------------------------------------------------------
1e
                           $52,009.36       $4,751.76      $56,761.12
------------------------------------------------------------------------------------
1f
                            $6,769.36       $1,986.40       $8,755.76
------------------------------------------------------------------------------------
1g
                           $10,690.16       $2,318.16      $13,008.32
------------------------------------------------------------------------------------
1h
                           $15,578.16       $2,760.16      $18,338.32
------------------------------------------------------------------------------------
1i
                           $29,112.72       $3,756.48      $32,869.20
------------------------------------------------------------------------------------
1j
                           $47,029.84       $4,751.76      $51,781.60
------------------------------------------------------------------------------------
1k
                           $23,812.88       $2,760.16      $26,573.04
------------------------------------------------------------------------------------
1l
                           $40,510.08       $4,751.76      $44,981.04
------------------------------------------------------------------------------------
2a

                                  N/A             N/A       $7,696.00
------------------------------------------------------------------------------------
2b

                                  N/A             N/A       $9,828.00
------------------------------------------------------------------------------------
2c

                                  N/A             N/A      $10,509.20
------------------------------------------------------------------------------------
2d

                                  N/A             N/A      $17,228.64
------------------------------------------------------------------------------------
2e

                                  N/A             N/A      $18,798.00
------------------------------------------------------------------------------------
2f

                                  N/A             N/A      $19,133.92
------------------------------------------------------------------------------------
3                                 N/A             N/A       $6,870.24
------------------------------------------------------------------------------------
4

                            Generator
                               Vendor       $1,978.08       $1,978.08
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $1,471.60
------------------------------------------------------------------------------------
6

                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
7

                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
8
                               $85.28             N/A          $85.28
------------------------------------------------------------------------------------
9a
                              $778.96             N/A         $778.96
------------------------------------------------------------------------------------
9b
                            $1,426.88             N/A       $1,426.88
------------------------------------------------------------------------------------
10a                               N/A       $8,948.16       $8,948.16
------------------------------------------------------------------------------------
10b
                                  N/A      $14,460.16      $14,460.16
------------------------------------------------------------------------------------
10c
                                  N/A       $9,875.84       $9,875.84
------------------------------------------------------------------------------------
11a
                           $11,094.72       $1,986.40      $13,081.12
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS

SHELTER SIZE 12 X 24
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
11b                     DC Power Plant -- 500  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $14,889.00       $2,229.00      $17,118.00
--------------------------------------------------------------------------------------------------------------------
11c                     DC Power Plant --      Per Specifications
                        1000 AH 48VDC          (with N+1 Rectifier)       $22,028.00       $2,654.00      $24,682.00
--------------------------------------------------------------------------------------------------------------------
11d                     DC Power Plant --      Per Specifications
                        1500 AH 48VDC          (with N+1 Rectifier)       $30,056.00       $2,654.00      $32,710.00
--------------------------------------------------------------------------------------------------------------------
11e                     DC Power Plant --      Per Specifications
                        2000 AH 48VDC          (with N+1 Rectifier)       $40,068.00       $3,612.00      $43,680.00
--------------------------------------------------------------------------------------------------------------------
11f                     DC Power Plant --      Per Specifications
                        4000 AH 48VDC          (with N+1 Rectifier)       $71,794.00       $4,569.00      $76,363.00
--------------------------------------------------------------------------------------------------------------------
11g                     DC Power Plant --      Per Specifications
                        3000 AH 48VDC          (with N+1 Rectifier)       $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
12                      DC Breaker, Single
                        Pole                   Per Specifications             $45.00             N/A          $45.00
--------------------------------------------------------------------------------------------------------------------
12a                     Additional
                        Distribution Panel,
                        Less Breakers          Per Specifications            $172.00             N/A         $172.00
--------------------------------------------------------------------------------------------------------------------
12b                     66P265, 1-pair
                        plug-on protector for
                        66 block, high
                        voltage                Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12c                     66P015, 1-pair
                        plug-on protector for
                        66 block, low voltage  Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12d                     66GNDS, Ground Strap
                        (1 req'd per each 66
                        block                  Per Specifications              $4.00             N/A           $4.00
--------------------------------------------------------------------------------------------------------------------
12e                     TJ1010A, T1 or E1,
                        RJ48C or hardwire      Per Specifications            $113.00             N/A         $113.00
--------------------------------------------------------------------------------------------------------------------
12f                     TJ3010A, T1 or E1,
                        RJ48C                  Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12g                     TJP265, POTS, high
                        voltage                Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12h                     TJP016, T1 or data,
                        low voltage            Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
13                      Tenant/CoLocation
                        Modification,
                        Includes: Additional
                        door with pickguard,
                        door ground, and open
                        door alarm contact;
                        Additional emergency
                        light; 60A subfeed
                        Load Center in Tenant
                        area; and Fence
                        Partition              Per Specifications          $2,001.00             N/A       $2,001.00
--------------------------------------------------------------------------------------------------------------------
14                      ADC PJ604 Wrapped
                        Terminal Block         Per Specifications             $17.05             N/A          $17.05
--------------------------------------------------------------------------------------------------------------------
15                      ADC BK-310 Adjustable
                        Mounting Bracket Kit   Per Specifications             $32.65             N/A          $32.65
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
11b
                           $15,484.56       $2,318.16      $17,802.72
------------------------------------------------------------------------------------
11c
                           $22,909.12       $2,760.16      $25,669.28
------------------------------------------------------------------------------------
11d
                           $31,258.24       $2,760.16      $34,018.40
------------------------------------------------------------------------------------
11e
                           $41,670.72       $3,756.48      $45,427.20
------------------------------------------------------------------------------------
11f
                           $74,665.76       $4,751.76      $79,417.52
------------------------------------------------------------------------------------
11g
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
12
                               $46.80             N/A          $46.80
------------------------------------------------------------------------------------
12a

                              $178.88             N/A         $178.88
------------------------------------------------------------------------------------
12b

                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12c

                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12d

                                $4.16             N/A           $4.16
------------------------------------------------------------------------------------
12e
                              $117.52             N/A         $117.52
------------------------------------------------------------------------------------
12f
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12g
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12h
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
13

                            $2,081.04             N/A       $2,081.04
------------------------------------------------------------------------------------
14
                               $17.73             N/A          $17.73
------------------------------------------------------------------------------------
15
                               $33.96             N/A          $33.96
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS

SHELTER SIZE 12 X 24
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
16                      TSI 512
                        BRS-0832-133-C00-2     Per Specifications            $179.80             N/A         $179.80
--------------------------------------------------------------------------------------------------------------------
17                      TSI-5054-000-BRK-2     Per Specifications             $52.79             N/A          $52.79
--------------------------------------------------------------------------------------------------------------------
18                      Battery Monitor card   Per Mfg.
                        for Analog PMU (each)  Recommendation                $810.00             N/A         $810.00
--------------------------------------------------------------------------------------------------------------------
19                      DC Power Plant
                        Installation           Per Specifications                N/A       $7,000.00       $7,000.00
--------------------------------------------------------------------------------------------------------------------
20                      DC Power Plant Steel                                             Included in
                        Floor Plate            Per Specifications            $325.00         Item 19         $325.00
--------------------------------------------------------------------------------------------------------------------
21                      Install Alarm Control
                        Blocks R66M150 and
                        connect existing
                        alarms, install PJ604
                        pin block, install
                        Equipment Rack Ground
                        Bus cable to cable
                        ladder. (Existing
                        shelter Upgrades)      Per Specifications                N/A       $1,235.00       $1,235.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation of DC
                        Current Meter, 500
                        AMP (Factory
                        Installation)          Per Specifications                N/A         $890.00         $890.00
--------------------------------------------------------------------------------------------------------------------
23                      Installation of DC
                        Current Meter, 500
                        AMP (Field/Site
                        Retrofit
                        Installation)          Per Specifications                N/A       $2,700.00       $2,700.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
16
                              $186.99             N/A         $186.99
------------------------------------------------------------------------------------
17                             $54.90             N/A          $54.90
------------------------------------------------------------------------------------
18
                              $842.40             N/A         $842.40
------------------------------------------------------------------------------------
19
                                  N/A       $7,280.00       $7,280.00
------------------------------------------------------------------------------------
20                                        Included in
                              $338.00         Item 19         $338.00
------------------------------------------------------------------------------------
21

                                  N/A       $1,284.40       $1,284.40
------------------------------------------------------------------------------------
22

                                  N/A         $925.60         $925.60
------------------------------------------------------------------------------------
23

                                  N/A       $2,808.00       $2,808.00
------------------------------------------------------------------------------------

                                                                                        INSTALLATION
SHELTER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
---------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                  $98,854.70
--------------------------------------------------------------------------------------------------------------------


                                       INSTALLATION
                        MATERIAL COST      COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:                                              $102,808.89
------------------------------------------------------------------------------------


Note: Items 1-3, 5-7, 8c, 10, 11d, 12, 13, 14, 15, 16, 17a, 18, 19b, 20, 21,
22a, 23c, 24, 25 and options (15)8, 11e, (20)12, 14, 15, 18 & 22 used to calculate a total cost.

                             SHELTER PRICING SHEET

                                                                     PAGE 1 OF 5
SHELTER SIZE 12 X 30
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Shelter                Per Specifications         $26,324.00             N/A      $26,324.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit                               Included in     Included in     Included in
                        Requirements           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Telephone Cable Entry                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Concrete Entrance
                        Ramp                   Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
5                       Radio Shelter Alarms   Per Specifications          $1,203.00             N/A       $1,203.00
--------------------------------------------------------------------------------------------------------------------
6                       Bulletproof                                      Included in     Included in     Included in
                        Construction           Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Meet Zone II for                                 Included in     Included in     Included in
                        Earthquakes            Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8a                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 100                                              Included in
                        Amp                    Per Specifications            $349.00          Item 1         $349.00
--------------------------------------------------------------------------------------------------------------------
8b                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 200                                              Included in
                        Amp                    Per Specifications            $742.00          Item 1         $742.00
--------------------------------------------------------------------------------------------------------------------
8c                      AC Power & Electrical
                        Service Capacity and
                        Distribution -- 400                                              Included in
                        Amp                    Per Specifications          $2,749.00          Item 1       $2,749.00
--------------------------------------------------------------------------------------------------------------------
8c1                     (88) Twistlock
                        Receptacles and                                                  Included in
                        Wireduct               Per Specifications          $9,332.00          Item 1       $9,332.00
--------------------------------------------------------------------------------------------------------------------
9a                      UPS System and
                        Battery Bank -- 12.5
                        kVA                    Per Specifications         $42,117.00       $1,979.00      $44,096.00
--------------------------------------------------------------------------------------------------------------------
9b                      UPS System and
                        Battery Bank -- 21
                        kVA                    Per Specifications         $40,750.00       $2,225.00      $42,975.00
--------------------------------------------------------------------------------------------------------------------
9c                      UPS System and
                        Battery Bank -- 42
                        kVA                    Per Specifications         $88,241.00       $2,233.00      $90,474.00
--------------------------------------------------------------------------------------------------------------------
10                      Installation of
                        Generator Transfer
                        Switch                 Per Specifications                N/A       $1,209.00       $1,209.00
--------------------------------------------------------------------------------------------------------------------
11a                     Heating and Air
                        Conditioning --
                        12,000 BTU -- 1 unit   Per Specifications          $1,748.00             N/A       $1,748.00
--------------------------------------------------------------------------------------------------------------------
11b                     Heating and Air
                        Conditioning --
                        24,000 BTU- 2 units
                        and Dual Controllers   Per Specifications          $3,773.00             N/A       $3,773.00
--------------------------------------------------------------------------------------------------------------------
11c                     Heating and Air
                        Conditioning --
                        36,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $4,071.00             N/A       $4,071.00
--------------------------------------------------------------------------------------------------------------------
11d                     Heating and Air
                        Conditioning --
                        48,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $5,379.00             N/A       $5,379.00
--------------------------------------------------------------------------------------------------------------------
11e                     Heating and Air
                        Conditioning --
                        60,000 BTU -- 2 units
                        and Dual Controllers   Per Specifications          $6,320.00             N/A       $6,320.00
--------------------------------------------------------------------------------------------------------------------
12                      Fire Extinguisher --
                        10 # ABC               Per Specifications             $59.00             N/A          $59.00
--------------------------------------------------------------------------------------------------------------------
13                      Shelter Grounding
                        System                 Per Specifications          $2,008.00             N/A       $2,008.00
--------------------------------------------------------------------------------------------------------------------
14                      Interior Lighting                                Included in     Included in     Included in
                        System                 Per Specifications             Item 8          Item 8          Item 8
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                          $27,376.96             N/A      $27,376.96
------------------------------------------------------------------------------------
2                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
3                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
4
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
5                           $1,251.12             N/A       $1,251.12
------------------------------------------------------------------------------------
6                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                         Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8a

                                          Included in
                              $362.96          Item 1         $362.96
------------------------------------------------------------------------------------
8b

                                          Included in
                              $771.68          Item 1         $771.68
------------------------------------------------------------------------------------
8c

                                          Included in
                            $2,858.96          Item 1       $2,858.96
------------------------------------------------------------------------------------
8c1
                                          Included in
                            $9,705.28          Item 1       $9,705.28
------------------------------------------------------------------------------------
9a

                           $43,801.68       $2,058.16      $45,859.84
------------------------------------------------------------------------------------
9b

                           $42,380.00       $2,314.00      $44,694.00
------------------------------------------------------------------------------------
9c

                           $91,770.64       $2,322.32      $94,092.96
------------------------------------------------------------------------------------
10

                                  N/A       $1,257.36       $1,257.36
------------------------------------------------------------------------------------
11a

                            $1,817.92             N/A       $1,817.92
------------------------------------------------------------------------------------
11b

                            $3,923.92             N/A       $3,923.92
------------------------------------------------------------------------------------
11c

                            $4,233.84             N/A       $4,233.84
------------------------------------------------------------------------------------
11d

                            $5,594.16             N/A       $5,594.16
------------------------------------------------------------------------------------
11e

                            $6,572.80             N/A       $6,572.80
------------------------------------------------------------------------------------
12
                               $61.36             N/A          $61.36
------------------------------------------------------------------------------------
13
                            $2,088.32             N/A       $2,088.32
------------------------------------------------------------------------------------
14                        Included in     Included in     Included in
                               Item 8          Item 8          Item 8
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET

SHELTER SIZE 12 X 30
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
15                      Exterior Lighting
                        System- 300W Flood
                        Light                  Per Specifications            $120.00             N/A         $120.00
--------------------------------------------------------------------------------------------------------------------
16                      Cable Ladder Trays --
                        88' X 12" wide         Per Specifications          $1,772.00             N/A       $1,772.00
--------------------------------------------------------------------------------------------------------------------
17a                     Cable Entry Ports- 16                                            Included in
                        Port Polyphaser Peep   Per Specifications          $1,547.00          Item 1       $1,547.00
--------------------------------------------------------------------------------------------------------------------
17b                     Cable Entry Ports- 8                                             Included in
                        Port Polyphaser Peep   Per Specifications          $1,057.00          Item 1       $1,057.00
--------------------------------------------------------------------------------------------------------------------
17c                     Cable Entry Ports- 5                                             Included in
                        Port Polyphaser Peep   Per Specifications            $897.00          Item 1         $897.00
--------------------------------------------------------------------------------------------------------------------
18                      Flooring Requirements                            Included in     Included in     Included in
                                               Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
19a                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.           Per Specifications             $61.00             N/A          $61.00
--------------------------------------------------------------------------------------------------------------------
19b                     Patch Block Mounting
                        Surface -- one (1)
                        4ft. by 4ft.and (1)
                        4ft. by 8 ft.          Per Specifications            $139.00             N/A         $139.00
--------------------------------------------------------------------------------------------------------------------
19c                     Patch Block Mounting
                        Surface -- two (2)
                        4ft. by 8ft.           Per Specifications            $155.00             N/A         $155.00
--------------------------------------------------------------------------------------------------------------------
20                      Shelter Foundation
                        Design                 Per Specifications                N/A             N/A       $1,064.00
--------------------------------------------------------------------------------------------------------------------
21                      Doors -- Locks and                               Included in     Included in     Included in
                        Keys                   Per Specifications             Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
22a                     Warranty -- 2 Year
                        Warranty               Per Specifications          $2,813.00             N/A       $2,813.00
--------------------------------------------------------------------------------------------------------------------
22b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications         $11,620.00             N/A      $11,620.00
--------------------------------------------------------------------------------------------------------------------
22c                     Warranty -- Non-24
                        Hour Extended
                        Warranty               Per Specifications          $8,835.00             N/A       $8,835.00
--------------------------------------------------------------------------------------------------------------------
23a                     Exterior Radio
                        Shelter Fascia Style
                        1 Dimensional Stamped
                        Brick                  Per Specifications                N/A             N/A       $6,283.00
--------------------------------------------------------------------------------------------------------------------
23b                     Exterior Radio
                        Shelter Fascia Style
                        2 Simulated Stucco     Per Specifications                N/A             N/A       $2,968.00
--------------------------------------------------------------------------------------------------------------------
23c                     Exterior Radio
                        Shelter Fascia Style
                        3 Painted Aggregate    Per Specifications                N/A             N/A       $2,968.00
--------------------------------------------------------------------------------------------------------------------
23d                     Exterior Radio
                        Shelter Fascia Style
                        4                      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
24                      Shipping/Delivery
                        Charges to
                        Harrisburg, PA         Per Specifications                N/A             N/A       $3,457.00
--------------------------------------------------------------------------------------------------------------------
24a                     Shipping/Delivery
                        Charges -- One day
                        demurrage in
                        Harrisburg, PA         Requires Item 24                  N/A             N/A         $450.00
--------------------------------------------------------------------------------------------------------------------
24b                     Shipping/Delivery
                        Charges Harrisburg,
                        PA to Site             Requires Item 24                  N/A             N/A         $800.00
--------------------------------------------------------------------------------------------------------------------
25                      Off-loading            Per Specifications                N/A             N/A       $4,043.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
15
                              $124.80             N/A         $124.80
------------------------------------------------------------------------------------
16
                            $1,842.88             N/A       $1,842.88
------------------------------------------------------------------------------------
17a                                       Included in
                            $1,608.88          Item 1       $1,608.88
------------------------------------------------------------------------------------
17b                                       Included in
                            $1,099.28          Item 1       $1,099.28
------------------------------------------------------------------------------------
17c                                       Included in
                              $932.88          Item 1         $932.88
------------------------------------------------------------------------------------
18                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
19a

                               $63.44             N/A          $63.44
------------------------------------------------------------------------------------
19b

                              $144.56             N/A         $144.56
------------------------------------------------------------------------------------
19c

                              $161.20             N/A         $161.20
------------------------------------------------------------------------------------
20
                                  N/A             N/A       $1,106.56
------------------------------------------------------------------------------------
21                        Included in     Included in     Included in
                               Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
22a
                            $2,925.52             N/A       $2,925.52
------------------------------------------------------------------------------------
22b
                           $12,084.80             N/A      $12,084.80
------------------------------------------------------------------------------------
22c

                            $9,188.40             N/A       $9,188.40
------------------------------------------------------------------------------------
23a

                                  N/A             N/A       $6,534.32
------------------------------------------------------------------------------------
23b

                                  N/A             N/A       $3,086.72
------------------------------------------------------------------------------------
23c

                                  N/A             N/A       $3,086.72
------------------------------------------------------------------------------------
23d

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
24

                                  N/A             N/A       $3,595.28
------------------------------------------------------------------------------------
24a

                                  N/A             N/A         $468.00
------------------------------------------------------------------------------------
24b

                                  N/A             N/A         $832.00
------------------------------------------------------------------------------------
25                                N/A             N/A       $4,204.72
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET

SHELTER SIZE 12 X 30
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1a                      DC Power Plant -- 250
                        AH 24VDC               Per Specifications          $8,064.00       $1,910.00       $9,974.00
--------------------------------------------------------------------------------------------------------------------
1b                      DC Power Plant -- 500
                        AH 24VDC               Per Specifications         $11,352.00       $2,229.00      $13,581.00
--------------------------------------------------------------------------------------------------------------------
1c                      DC Power Plant --
                        1000 AH 24VDC          Per Specifications         $15,288.00       $2,654.00      $17,942.00
--------------------------------------------------------------------------------------------------------------------
1d                      DC Power Plant --
                        2000 AH 24VDC          Per Specifications         $28,886.00       $3,612.00      $32,498.00
--------------------------------------------------------------------------------------------------------------------
1e                      DC Power Plant --
                        4000 AH 24VDC          Per Specifications         $50,009.00       $4,569.00      $54,578.00
--------------------------------------------------------------------------------------------------------------------
1f                      DC Power Plant -- 250
                        AH 48VDC               Per Specifications          $6,509.00       $1,910.00       $8,419.00
--------------------------------------------------------------------------------------------------------------------
1g                      DC Power Plant -- 500
                        AH 48VDC               Per Specifications         $10,279.00       $2,229.00      $12,508.00
--------------------------------------------------------------------------------------------------------------------
1h                      DC Power Plant --
                        1000 AH 48VDC          Per Specifications         $14,979.00       $2,654.00      $17,633.00
--------------------------------------------------------------------------------------------------------------------
1i                      DC Power Plant --
                        2000 AH 48VDC          Per Specifications         $27,993.00       $3,612.00      $31,605.00
--------------------------------------------------------------------------------------------------------------------
1j                      DC Power Plant --
                        4000 AH 48VDC          Per Specifications         $45,221.00       $4,569.00      $49,790.00
--------------------------------------------------------------------------------------------------------------------
1k                      DC Power Plant --
                        1500 AH 48VDC          Per Specifications         $22,897.00       $2,654.00      $25,551.00
--------------------------------------------------------------------------------------------------------------------
11                      DC Power Plant --
                        3000 AH 48VDC          Per Specifications         $38,952.00       $4,569.00      $43,251.00
--------------------------------------------------------------------------------------------------------------------
2a                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A       $7,400.00
--------------------------------------------------------------------------------------------------------------------
2b                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A       $9,450.00
--------------------------------------------------------------------------------------------------------------------
2c                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $10,105.00
--------------------------------------------------------------------------------------------------------------------
2d                      Generator Room --
                        Attached: Generator
                        Size 65" by 45" by
                        40"                    Per Specifications                N/A             N/A      $16,566.00
--------------------------------------------------------------------------------------------------------------------
2e                      Generator Room --
                        Attached: Generator
                        Size 90" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,075.00
--------------------------------------------------------------------------------------------------------------------
2f                      Generator Room --
                        Attached: Generator
                        Size 112" by 45" by
                        60"                    Per Specifications                N/A             N/A      $18,398.00
--------------------------------------------------------------------------------------------------------------------
3                       Fire Suppression       Per Specifications                N/A             N/A       $8,406.00
--------------------------------------------------------------------------------------------------------------------
4                       Installation of
                        Emergency Generator
                        (Supplied by                                       Generator
                        Generator Vendor)      Per Specifications             Vendor       $2,378.00       $2,378.00
--------------------------------------------------------------------------------------------------------------------
5                       Addition Manual
                        Transfer Switch        Per Specifications                N/A             N/A       $3,560.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        shelter. Cost per
                        square foot.           Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        shelter foundation.
                        Cost per square foot.  Per Specifications                N/A             N/A          $27.00
--------------------------------------------------------------------------------------------------------------------
8                       Rectifier Drop, 30A
                        2-Pole, Each                                          $82.00             N/A          $82.00
--------------------------------------------------------------------------------------------------------------------
9a                      48V DC Vent System,
                        460CFM                                               $749.00             N/A         $749.00
--------------------------------------------------------------------------------------------------------------------
9b                      48V DC Vent System,
                        920CFM                                             $1,372.00             N/A       $1,372.00
--------------------------------------------------------------------------------------------------------------------
10a                     2 Year Maintenance     Per Specifications                N/A       $8,604.00       $8,604.00
--------------------------------------------------------------------------------------------------------------------
10b                     3 Year Extended
                        Maintenance            Per Specifications                N/A      $13,904.00      $13,904.00
--------------------------------------------------------------------------------------------------------------------
10c                     Extended Maintenance
                        -- Non-24 Hour         Per Specifications                N/A       $9,496.00       $9,496.00
--------------------------------------------------------------------------------------------------------------------
11a                     DC Power Plant -- 250  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $10,668.00       $1,910.00      $12,578.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1a
                            $8,386.56       $1,986.40      $10,372.96
------------------------------------------------------------------------------------
1b
                           $11,806.08       $2,318.16      $14,124.24
------------------------------------------------------------------------------------
1c
                           $15,899.52       $2,760.16      $18,659.68
------------------------------------------------------------------------------------
1d
                           $30,041.44       $3,756.48      $33,797.92
------------------------------------------------------------------------------------
1e
                           $52,009.36       $4,751.76      $56,761.12
------------------------------------------------------------------------------------
1f
                            $6,769.36       $1,986.40       $8,755.76
------------------------------------------------------------------------------------
1g
                           $10,690.16       $2,318.16      $13,008.32
------------------------------------------------------------------------------------
1h
                           $15,578.16       $2,760.16      $18,338.32
------------------------------------------------------------------------------------
1i
                           $29,112.72       $3,756.48      $32,869.20
------------------------------------------------------------------------------------
1j
                           $47,029.84       $4,751.76      $51,781.60
------------------------------------------------------------------------------------
1k
                           $23,812.88       $2,760.16      $26,573.04
------------------------------------------------------------------------------------
1l
                           $40,510.08       $4,751.76      $44,981.04
------------------------------------------------------------------------------------
2a

                                  N/A             N/A       $7,696.00
------------------------------------------------------------------------------------
2b

                                  N/A             N/A       $9,828.00
------------------------------------------------------------------------------------
2c

                                  N/A             N/A      $10,509.20
------------------------------------------------------------------------------------
2d

                                  N/A             N/A      $17,228.64
------------------------------------------------------------------------------------
2e

                                  N/A             N/A      $18,798.00
------------------------------------------------------------------------------------
2f

                                  N/A             N/A      $19,133.92
------------------------------------------------------------------------------------
3                                 N/A             N/A       $8,742.24
------------------------------------------------------------------------------------
4

                            Generator
                               Vendor       $2,473.12       $2,473.12
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $3,702.40
------------------------------------------------------------------------------------
6

                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
7

                                  N/A             N/A          $28.08
------------------------------------------------------------------------------------
8
                               $85.28             N/A          $85.28
------------------------------------------------------------------------------------
9a
                              $778.96             N/A         $778.96
------------------------------------------------------------------------------------
9b
                            $1,426.88             N/A       $1,426.88
------------------------------------------------------------------------------------
10a                               N/A       $8,948.16       $8,948.16
------------------------------------------------------------------------------------
10b
                                  N/A      $14,460.16      $14,460.16
------------------------------------------------------------------------------------
10c
                                  N/A       $9,875.84       $9,875.84
------------------------------------------------------------------------------------
11a
                           $11,094.72       $1,986.40      $13,081.12
------------------------------------------------------------------------------------

                             SHELTER PRICING SHEET

SHELTER SIZE 12 X 30
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
11b                     DC Power Plant -- 500  Per Specifications
                        AH 48VDC               (with N+1 Rectifier)       $14,889.00       $2,229.00      $17,118.00
--------------------------------------------------------------------------------------------------------------------
11c                     DC Power Plant --      Per Specifications
                        1000 AH 48VDC          (with N+1 Rectifier)       $22,028.00       $2,654.00      $24,682.00
--------------------------------------------------------------------------------------------------------------------
11d                     DC Power Plant --      Per Specifications
                        1500 AH 48VDC          (with N+1 Rectifier)       $30,056.00       $2,654.00      $32,710.00
--------------------------------------------------------------------------------------------------------------------
11e                     DC Power Plant --      Per Specifications
                        2000 AH 48VDC          (with N+1 Rectifier)       $40,068.00       $3,612.00      $43,680.00
--------------------------------------------------------------------------------------------------------------------
11f                     DC Power Plant --      Per Specifications
                        4000 AH 48VDC          (with N+1 Rectifier)       $71,794.00       $4,569.00      $76,363.00
--------------------------------------------------------------------------------------------------------------------
11g                     DC Power Plant --      Per Specifications
                        3000 AH 48VDC          (with N+1 Rectifier)       $54,797.00       $4,569.00      $59,366.00
--------------------------------------------------------------------------------------------------------------------
12                      DC Breaker, Single
                        Pole                   Per Specifications             $45.00             N/A          $45.00
--------------------------------------------------------------------------------------------------------------------
12a                     Additional
                        Distribution Panel,
                        Less Breakers          Per Specifications            $172.00             N/A         $172.00
--------------------------------------------------------------------------------------------------------------------
12b                     66P265, 1-pair
                        plug-on protector for
                        66 block, high
                        voltage                Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12c                     66P015, 1-pair
                        plug-on protector for
                        66 block, low voltage  Per Specifications             $53.00             N/A          $53.00
--------------------------------------------------------------------------------------------------------------------
12d                     66GNDS, Ground Strap
                        (1 req'd per each 66
                        block                  Per Specifications              $4.00             N/A           $4.00
--------------------------------------------------------------------------------------------------------------------
12e                     TJ1010A, T1 or E1,
                        RJ48C or hardwire      Per Specifications            $113.00             N/A         $113.00
--------------------------------------------------------------------------------------------------------------------
12f                     TJ3010A, T1 or E1,
                        RJ48C                  Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12g                     TJP265, POTS, high
                        voltage                Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
12h                     TJP016, T1 or data,
                        low voltage            Per Specifications             $91.00             N/A          $91.00
--------------------------------------------------------------------------------------------------------------------
13                      Tenant/CoLocation
                        Modification,
                        Includes: Additional
                        door with pickguard,
                        door ground, and open
                        door alarm contact;
                        Additional emergency
                        light; 60A subfeed
                        Load Center in Tenant
                        area; and Fence
                        Partition              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14                      ADC PJ604 Wrapped
                        Terminal Block         Per Specifications             $17.05             N/A          $17.05
--------------------------------------------------------------------------------------------------------------------
15                      ADC BK-310 Adjustable
                        Mounting Bracket Kit   Per Specifications             $32.65             N/A          $32.65
--------------------------------------------------------------------------------------------------------------------
16                      TSI 512
                        BRS-0832-133-C00-2     Per Specifications            $179.80             N/A         $179.80
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
11b
                           $15,484.56       $2,318.16      $17,802.72
------------------------------------------------------------------------------------
11c
                           $22,909.12       $2,760.16      $25,669.28
------------------------------------------------------------------------------------
11d
                           $31,258.24       $2,760.16      $34,018.40
------------------------------------------------------------------------------------
11e
                           $41,670.72       $3,756.48      $45,427.20
------------------------------------------------------------------------------------
11f
                           $74,665.76       $4,751.76      $79,417.52
------------------------------------------------------------------------------------
11g
                           $56,988.88       $4,751.76      $61,740.64
------------------------------------------------------------------------------------
12
                               $46.80             N/A          $46.80
------------------------------------------------------------------------------------
12a

                              $178.88             N/A         $178.88
------------------------------------------------------------------------------------
12b

                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12c

                               $55.12             N/A          $55.12
------------------------------------------------------------------------------------
12d

                                $4.16             N/A           $4.16
------------------------------------------------------------------------------------
12e
                              $117.52             N/A         $117.52
------------------------------------------------------------------------------------
12f
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12g
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
12h
                               $94.64             N/A          $94.64
------------------------------------------------------------------------------------
13

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14
                               $17.73             N/A          $17.73
------------------------------------------------------------------------------------
15
                               $33.96             N/A          $33.96
------------------------------------------------------------------------------------
16
                              $186.99             N/A         $186.99
------------------------------------------------------------------------------------

                             SHELTER OPTIONAL ITEMS

SHELTER SIZE 12 X 30
MATERIAL CONCRETE

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
17                      TSI-5054-000-BRK-2     Per Specifications             $52.79             N/A          $52.79
--------------------------------------------------------------------------------------------------------------------
18                      Battery Monitor card   Per Mfg.
                        for Analog PMU (each)  Recommendation                $810.00             N/A         $810.00
--------------------------------------------------------------------------------------------------------------------
19                      DC Power Plant
                        Installation           Per Specifications                N/A       $7,000.00       $7,000.00
--------------------------------------------------------------------------------------------------------------------
20                      DC Power Plant Steel                                             Included in
                        Floor Plate            Per Specifications            $325.00         Item 19         $325.00
--------------------------------------------------------------------------------------------------------------------
21                      Install Alarm Control
                        Blocks R66M150 and
                        connect existing
                        alarms, install PJ604
                        pin block, install
                        Equipment Rack Ground
                        Bus cable to cable
                        ladder. (Existing
                        shelter Upgrades)      Per Specifications                N/A       $1,235.00       $1,235.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation of DC
                        Current Meter, 500
                        AMP (Factory
                        Installation)          Per Specifications                N/A         $890.00         $890.00
--------------------------------------------------------------------------------------------------------------------
23                      Installation of DC
                        Current Meter, 500
                        AMP (Field/Site
                        Retrofit
                        Installation)          Per Specifications                N/A       $2,700.00       $2,700.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
17                             $54.90             N/A          $54.90
------------------------------------------------------------------------------------
18
                              $842.40             N/A         $842.40
------------------------------------------------------------------------------------
19
                                  N/A       $7,280.00       $7,280.00
------------------------------------------------------------------------------------
20                                        Included in
                              $338.00         Item 19         $338.00
------------------------------------------------------------------------------------
21

                                  N/A       $1,284.40       $1,284.40
------------------------------------------------------------------------------------
22

                                  N/A         $925.60         $925.60
------------------------------------------------------------------------------------
23

                                  N/A       $2,808.00       $2,808.00
------------------------------------------------------------------------------------

                                                                                        INSTALLATION
SHELTER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
---------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                                                  $138,053.70
--------------------------------------------------------------------------------------------------------------------


                                       INSTALLATION
                        MATERIAL COST      COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:                                              $143,575.85
------------------------------------------------------------------------------------


Note: Items 1-3, 5-7, 8c, 10, 11e, 12, 13, 14, 15, 16, 17a, 18, 19c, 20, 21,
22a, 23c, 24, 25 and options (15)8, 11f, (20)12, 14, 15, 18 & 22 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL DIESEL
OUTPUT 8kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A       $9,629.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A       $2,256.00
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch - 200 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A         $818.00
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch - 200Amp        Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $10,014.16
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A       $2,346.24
------------------------------------------------------------------------------------
14b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15a
                                  N/A             N/A         $850.72
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
--------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL DIESEL
OUTPUT 8kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity -
                        7 Day                  Per Specifications                N/A             N/A       $5,515.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty - 2 Year                              Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty - Extended 3
                        Year Warranty          Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty - Extended
                        Non-24 Hour Warranty   Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,340.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $404.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A       $5,735.60
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $221.52
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,393.60
------------------------------------------------------------------------------------
23                                N/A             N/A         $420.16
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL DIESEL
OUTPUT 8kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $1,544.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A         $266.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,672.00       $2,672.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,317.00       $4,317.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance- Non-24
                        Hour                   Per Specifications                N/A       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $1,605.76
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $276.64
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $663.52
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,778.88       $2,778.88
------------------------------------------------------------------------------------
9b
                                  N/A       $4,489.68       $4,489.68
------------------------------------------------------------------------------------
9c
                                  N/A       $3,806.40       $3,806.40
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL DIESEL
OUTPUT 8kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $20,580.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $21,403.20
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14a,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL DIESEL
OUTPUT 15kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $11,269.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A       $2,256.00
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch - 200 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A         $818.00
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch - 200Amp        Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $11,719.76
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A       $2,346.24
------------------------------------------------------------------------------------
14b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15a
                                  N/A             N/A         $850.72
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL DIESEL
OUTPUT 15kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity -
                        7 Day                  Per Specifications                N/A             N/A       $5,515.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty - 2 Year                              Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty - Extended 3
                        Year Warranty          Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty - Extended
                        Non-24 Hour Warranty   Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $319.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,340.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $404.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A       $5,735.60
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $331.76
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,393.60
------------------------------------------------------------------------------------
23                                N/A             N/A         $420.16
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL DIESEL
OUTPUT 15kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $1,544.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $319.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A         $855.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,672.00       $2,672.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,317.00       $4,317.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $1,605.76
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $331.76
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $889.20
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $663.52
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,778.88       $2,778.88
------------------------------------------------------------------------------------
9b
                                  N/A       $4,489.68       $4,489.68
------------------------------------------------------------------------------------
9c
                                  N/A       $3,806.40       $3,806.40
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL DIESEL
OUTPUT 15kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $22,915.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $23,831.60
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14a,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL DIESEL
OUTPUT 25kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $14,611.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A       $2,256.00
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch - 200 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A         $818.00
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch - 200Amp        Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $15,195.44
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A       $2,346.24
------------------------------------------------------------------------------------
14b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15a
                                  N/A             N/A         $850.72
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL DIESEL
OUTPUT 25kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity -
                        7 Day                  Per Specifications                N/A             N/A       $5,515.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty - 2 Year                              Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty - Extended 3
                        Year Warranty          Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty - Extended
                        Non-24 Hour Warranty   Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $426.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,340.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $404.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A       $5,735.60
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $443.04
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,393.60
------------------------------------------------------------------------------------
23                                N/A             N/A         $420.16
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL DIESEL
OUTPUT 25kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $1,544.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $426.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A         $855.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,672.00       $2,672.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,317.00       $4,317.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $1,605.76
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $443.04
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $889.20
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $663.52
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,778.88       $2,778.88
------------------------------------------------------------------------------------
9b
                                  N/A       $4,489.68       $4,489.68
------------------------------------------------------------------------------------
9c
                                  N/A       $3,806.40       $3,806.40
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL DIESEL
OUTPUT 25kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $26,364.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $27,418.56
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14a,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL DIESEL
OUTPUT 35kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $15,435.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch - 200 Amp       Per Specifications                N/A             N/A       $2,903.00
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A       $1,412.00
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch - 200Amp        Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $16,052.40
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14b
                                  N/A             N/A       $3,019.12
------------------------------------------------------------------------------------
14c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15a
                                  N/A             N/A       $1,468.48
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL DIESEL
OUTPUT 35kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity -
                        7 Day                  Per Specifications                N/A             N/A       $6,177.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty - 2 Year                              Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty - Extended 3
                        Year Warranty          Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty - Extended
                        Non-24 Hour Warranty   Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $426.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,511.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $426.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A       $6,424.08
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $443.04
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,571.44
------------------------------------------------------------------------------------
23                                N/A             N/A         $443.04
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL DIESEL
OUTPUT 35kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $1,902.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $479.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A         $456.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $691.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,672.00       $2,672.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,317.00       $4,317.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $1,978.08
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $498.16
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $474.24
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $718.64
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,778.88       $2,778.88
------------------------------------------------------------------------------------
9b
                                  N/A       $4,489.68       $4,489.68
------------------------------------------------------------------------------------
9c
                                  N/A       $3,806.40       $3,806.40
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL DIESEL
OUTPUT 35kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $28,291.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $29,422.64
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14b,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL DIESEL
OUTPUT 55kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $17,889.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch - 200 Amp       Per Specifications                N/A             N/A       $2,903.00
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch - 200Amp        Per Specifications                N/A             N/A       $1,412.00
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $18,604.56
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14b
                                  N/A             N/A       $3,019.12
------------------------------------------------------------------------------------
14c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15b
                                  N/A             N/A       $1,468.48
------------------------------------------------------------------------------------
15c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL DIESEL
OUTPUT 55kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity -
                        7 Day                  Per Specifications                N/A             N/A      $11,171.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site                               Included Item   Included Item
                                               Per Specifications                  1               1         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty - 2 Year                              Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty - 3 Year
                        Extended Warranty      Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,511.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $426.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A      $11,617.84
------------------------------------------------------------------------------------
19                      Included Item   Included Item
                                    1               1         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $553.28
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,571.44
------------------------------------------------------------------------------------
23                                N/A             N/A         $443.04
--------------------------------------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL DIESEL
OUTPUT 55kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $1,902.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A       $1,131.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $691.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,753.00       $2,753.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,441.00       $4,441.00
--------------------------------------------------------------------------------------------------------------------
9c                      Extended
                        Maintenance-Non-24
                        Hour                   Per Specifications                N/A       $3,772.00       $3,772.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $1,978.08
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $553.28
------------------------------------------------------------------------------------
4
                                  N/A             N/A       $1,176.24
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $718.64
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,863.12       $2,863.12
------------------------------------------------------------------------------------
9b
                                  N/A       $4,618.64       $4,618.64
------------------------------------------------------------------------------------
9c
                                  N/A       $3,922.88       $3,922.88
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL DIESEL
OUTPUT 55kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $36,520.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $37,980.80
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14b,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL DIESEL
OUTPUT 75kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $21,250.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                     Included        Included        Included
                                               Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                               Included        Included        Included
                        Design Information:    Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                                 Included        Included        Included
                        Engine with Skid       Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                     Included        Included        Included
                                               Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                                 Included        Included        Included
                                               Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                       Included        Included        Included
                                               Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                                Included        Included        Included
                                               Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                              Included        Included        Included
                                               Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                                Included        Included        Included
                                               Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch - 200 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A       $4,085.00
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch - 200Amp        Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A       $3,560.00
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                             Included        Included        Included
                                               Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                            Included        Included        Included
                        System (per NFPA110)   Per Specifications          Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $22,100.00
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                          Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
6                          Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
7                          Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
8                          Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
9                          Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
10                         Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
11                         Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
12                         Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
13                         Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14c
                                  N/A             N/A       $4,248.40
------------------------------------------------------------------------------------
15a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A       $3,702.40
------------------------------------------------------------------------------------
16                         Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------
17                         Included        Included        Included
                            Item 1          Item 1          Item 1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL DIESEL
OUTPUT 75kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                            Included        Included        Included
                        1 Day                  Per Specifications         Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity -
                        7 Day                  Per Specifications                N/A             N/A      $11,171.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty - 2 Year                               Included        Included        Included
                        Warranty               Per Specifications         Item 1          Item 1          Item 1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty - 3 Year
                        Extended Warranty      Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,809.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $479.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                        Included       Included        Included
                            Item 1         Item 1          Item 1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A      $11,617.84
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                        Included       Included        Included
                            Item 1         Item 1          Item 1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $553.28
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,881.36
------------------------------------------------------------------------------------
23                                N/A             N/A         $498.16
------------------------------------------------------------------------------------

                    EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL DIESEL
OUTPUT 75kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $2,378.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A       $1,131.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $745.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,753.00       $2,753.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,441.00       $4,441.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,772.00       $3,772.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $2,473.12
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $553.28
------------------------------------------------------------------------------------
4
                                  N/A             N/A       $1,176.24
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $774.80
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,863.12       $2,863.12
------------------------------------------------------------------------------------
9b
                                  N/A       $4,618.64       $4,618.64
------------------------------------------------------------------------------------
9c
                                  N/A       $3,922.88       $3,922.88
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL DIESEL
OUTPUT 75kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $41,414.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $43,070.56
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14c,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL DIESEL
OUTPUT 100kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $21,733.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch - 200 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A       $4,085.00
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch - 200Amp        Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A       $3,560.00
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $22,602.32
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14c
                                  N/A             N/A       $4,248.40
------------------------------------------------------------------------------------
15a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A       $3,702.40
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL DIESEL
OUTPUT 100kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity -
                        7 Day                  Per Specifications                N/A             N/A      $19,794.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty - 2 Year                              Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty - 3 Year
                        Extended Warranty      Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $585.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,809.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $479.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A      $20,585.76
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $608.40
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,881.36
------------------------------------------------------------------------------------
23                                N/A             N/A         $498.16
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL DIESEL
OUTPUT 100kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $2,378.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $585.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A       $1,131.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $745.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,753.00       $2,753.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,441.00       $4,441.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,772.00       $3,772.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $2,473.12
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $608.40
------------------------------------------------------------------------------------
4
                                  N/A             N/A       $1,176.24
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $774.80
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,863.12       $2,863.12
------------------------------------------------------------------------------------
9b
                                  N/A       $4,618.64       $4,618.64
------------------------------------------------------------------------------------
9c
                                  N/A       $3,922.88       $3,922.88
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL DIESEL
OUTPUT 100kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $50,573.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $52,595.92
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14c,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL PROPANE
OUTPUT 8kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A       $7,104.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A       $2,256.00
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch - 200 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A         $818.00
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch - 200Amp        Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A       $7,388.16
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A       $2,346.24
------------------------------------------------------------------------------------
14b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15a
                                  N/A             N/A         $850.72
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL PROPANE
OUTPUT 8kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity -
                        7 Day                  Per Specifications                N/A             N/A       $3,809.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty - 2 Year                              Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty - 3 Year
                        Extended Warranty      Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,340.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $404.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A       $3,961.36
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $221.52
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,393.60
------------------------------------------------------------------------------------
23                                N/A             N/A         $420.16
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL PROPANE
OUTPUT 8kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $1,544.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A         $266.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,672.00       $2,672.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,317.00       $4,317.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $1,605.76
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $276.64
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $663.52
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,778.88       $2,778.88
------------------------------------------------------------------------------------
9b
                                  N/A       $4,489.68       $4,489.68
------------------------------------------------------------------------------------
9c
                                  N/A       $3,806.40       $3,806.40
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL PROPANE
OUTPUT 8kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $16,349.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $17,002.96
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14a,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL PROPANE
OUTPUT 15kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A       $7,728.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A       $2,256.00
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch - 200 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A         $818.00
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch - 200Amp        Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A       $8,037.12
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A       $2,346.24
------------------------------------------------------------------------------------
14b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15a
                                  N/A             N/A         $850.72
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL PROPANE
OUTPUT 15kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity -
                        7 Day                  Per Specifications                N/A             N/A       $3,809.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty - 2 Year                              Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty - 3 Year
                        Extended Warranty      Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $319.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,340.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $404.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A       $3,961.36
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $331.76
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,393.60
------------------------------------------------------------------------------------
23                                N/A             N/A         $420.16
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL PROPANE
OUTPUT 15kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $1,544.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $319.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A         $399.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,672.00       $2,672.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,317.00       $4,317.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $1,605.76
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $331.76
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $414.96
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $663.52
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,778.88       $2,778.88
------------------------------------------------------------------------------------
9b
                                  N/A       $4,489.68       $4,489.68
------------------------------------------------------------------------------------
9c
                                  N/A       $3,806.40       $3,806.40
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL PROPANE
OUTPUT 15kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $17,212.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $17,900.48
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14a,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL PROPANE
OUTPUT 25kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $10,164.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A       $2,256.00
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch - 200 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch - 100 Amp       Per Specifications                N/A             N/A         $818.00
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch - 200Amp        Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch - 400 Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $10,570.56
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4                                 N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A       $2,346.24
------------------------------------------------------------------------------------
14b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15a
                                  N/A             N/A         $850.72
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL PROPANE
OUTPUT 25kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity -
                        7 Day                  Per Specifications                N/A             N/A       $5,438.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty - 2 Year                              Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty - 3 Extended
                        Year Warranty          Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $426.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,340.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $404.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A       $5,655.52
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $443.04
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,393.60
------------------------------------------------------------------------------------
23                                N/A             N/A         $420.16
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL PROPANE
OUTPUT 25kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $1,544.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $426.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A         $771.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,672.00       $2,672.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,317.00       $4,317.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $1,605.76
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $443.04
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $801.84
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $663.52
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,778.88       $2,778.88
------------------------------------------------------------------------------------
9b
                                  N/A       $4,489.68       $4,489.68
------------------------------------------------------------------------------------
9c
                                  N/A       $3,806.40       $3,806.40
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL PROPANE
OUTPUT 25kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $21,756.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $22,626.24
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14a,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL PROPANE
OUTPUT 35kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $11,410.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch -- 100 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch -- 200 Amp      Per Specifications                N/A             N/A       $2,903.00
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch -- 400 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch -- 100 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch -- 200Amp       Per Specifications                N/A             N/A       $1,412.00
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch -- 400 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $11,866.40
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14b
                                  N/A             N/A       $3,019.12
------------------------------------------------------------------------------------
14c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15b
                                  N/A             N/A       $1,468.48
------------------------------------------------------------------------------------
15c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL PROPANE
OUTPUT 35kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity --
                        7 Day                  Per Specifications                N/A             N/A       $5,438.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty -- 2 Year                             Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty -- Non-24
                        Hour Extended
                        Warranty               Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $479.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,511.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $426.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A       $5,655.52
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $498.16
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,571.44
------------------------------------------------------------------------------------
23                                N/A             N/A         $443.04
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL PROPANE
OUTPUT 35kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $1,902.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $479.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A         $798.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $691.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,672.00       $2,672.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,317.00       $4,317.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $1,978.08
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $498.16
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $829.92
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $718.64
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,778.88       $2,778.88
------------------------------------------------------------------------------------
9b
                                  N/A       $4,489.68       $4,489.68
------------------------------------------------------------------------------------
9c
                                  N/A       $3,806.40       $3,806.40
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL PROPANE
OUTPUT 35kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $23,922.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $24,878.88
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14b,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL PROPANE
OUTPUT 55kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $15,341.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch -- 100 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch -- 200 Amp      Per Specifications                N/A             N/A       $2,903.00
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch -- 400 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch -- 100 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch -- 200Amp       Per Specifications                N/A             N/A       $1,412.00
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch -- 400 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $15,954.64
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14b
                                  N/A             N/A       $3,019.12
------------------------------------------------------------------------------------
14c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15b
                                  N/A             N/A       $1,468.48
------------------------------------------------------------------------------------
15c
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL PROPANE
OUTPUT 55kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity --                          Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity --
                        7 Day                  Per Specifications                N/A             N/A       $8,777.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty -- 2 Year                             Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty -- Non-24
                        Hour Extended
                        Warranty               Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,511.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $426.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A       $9,128.08
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $553.28
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,571.44
------------------------------------------------------------------------------------
23                                N/A             N/A         $443.04
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL PROPANE
OUTPUT 55kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $1,902.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A       $1,223.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $691.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,753.00       $2,753.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,441.00       $4,441.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,772.00       $3,772.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $1,978.08
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $553.28
------------------------------------------------------------------------------------
4
                                  N/A             N/A       $1,271.92
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $718.64
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,863.12       $2,863.12
------------------------------------------------------------------------------------
9b
                                  N/A       $4,618.64       $4,618.64
------------------------------------------------------------------------------------
9c
                                  N/A       $3,922.88       $3,922.88
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL PROPANE
OUTPUT 55kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $31,670.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $32,936.80
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14b,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL PROPANE
OUTPUT 75kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $19,543.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch -- 100 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch -- 200 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch -- 400 Amp      Per Specifications                N/A             N/A       $4,085.00
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch -- 100 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch -- 200Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch -- 400 Amp      Per Specifications                N/A             N/A       $3,560.00
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $20,324.72
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14c
                                  N/A             N/A       $4,248.40
------------------------------------------------------------------------------------
15a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A       $3,702.40
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL PROPANE
OUTPUT 75kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity --
                        7 Day                  Per Specifications                N/A             N/A       $8,777.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty -- 2 Year                             Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty -- Non-24
                        Hour Extended
                        Warranty               Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,809.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $479.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A       $9,128.08
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $553.28
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,881.36
------------------------------------------------------------------------------------
23                                N/A             N/A         $498.16
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL PROPANE
OUTPUT 75kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $2,378.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A       $1,223.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $745.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,753.00       $2,753.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,441.00       $4,441.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,772.00       $3,772.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $2,473.12
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $553.28
------------------------------------------------------------------------------------
4
                                  N/A             N/A       $1,271.92
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $774.80
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,863.12       $2,863.12
------------------------------------------------------------------------------------
9b
                                  N/A       $4,618.64       $4,618.64
------------------------------------------------------------------------------------
9c
                                  N/A       $3,922.88       $3,922.88
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL PROPANE
OUTPUT 75kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $37,405.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $38,901.20
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14c,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                       EMERGENCY GENERATOR PRICING SHEET
                                                                     PAGE 1 OF 3
TYPE OF FUEL PROPANE
OUTPUT 100kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Emergency Generator    Per Specifications                N/A             N/A      $22,249.00
--------------------------------------------------------------------------------------------------------------------
2                       Wiring and Conduit
                        Requirements           Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
3                       Generator Alarms       Per Specifications            $213.00             N/A         $213.00
--------------------------------------------------------------------------------------------------------------------
4                       Shelter Grounding
                        System                 Per Specifications                N/A             N/A         $106.00
--------------------------------------------------------------------------------------------------------------------
5                       Patch Blocks                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
6                       Shelter Foundation                             Included Item   Included Item   Included Item
                        Design Information:    Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
7                       Industrial Rated                               Included Item   Included Item   Included Item
                        Engine with Skid       Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
8                       Block Heater                                   Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
9                       Exhaust Silencer                               Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
10                      Alternator                                     Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
11                      Voltage Regulator                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
12                      Battery and Charger                            Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
13                      Full Load Pick-Up                              Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
14a                     Automatic Transfer
                        Switch -- 100 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14b                     Automatic Transfer
                        Switch -- 200 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
14c                     Automatic Transfer
                        Switch -- 400 Amp      Per Specifications                N/A             N/A       $4,085.00
--------------------------------------------------------------------------------------------------------------------
15a                     Manual Transfer
                        Switch -- 100 Amp      Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15b                     Manual Transfer
                        Switch -- 200Amp       Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
15c                     Manual Transfer
                        Switch -- 400 Amp      Per Specifications                N/A             N/A       $3,560.00
--------------------------------------------------------------------------------------------------------------------
16                      Liquid Cooled System                           Included Item   Included Item   Included Item
                                               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
17                      Generator Set Control                          Included Item   Included Item   Included Item
                        System (per NFPA110)   Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                 N/A             N/A      $23,138.96
------------------------------------------------------------------------------------
2
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
3                             $221.52             N/A         $221.52
------------------------------------------------------------------------------------
4
                                  N/A             N/A         $110.24
------------------------------------------------------------------------------------
5                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
6                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
7                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
8                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
9                       Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
10                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
11                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
12                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
13                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
14a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
14c
                                  N/A             N/A       $4,248.40
------------------------------------------------------------------------------------
15a
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15b
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
15c
                                  N/A             N/A       $3,702.40
------------------------------------------------------------------------------------
16                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
17                      Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 3
TYPE OF FUEL PROPANE
OUTPUT 100kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
18a                     Fuel Tank Capacity -                           Included Item   Included Item   Included Item
                        1 Day                  Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
18b                     Fuel Tank Capacity --
                        7 Day                  Per Specifications                N/A             N/A      $11,911.00
--------------------------------------------------------------------------------------------------------------------
19                      Checkout/On-Site       Per Specifications                N/A             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20a                     Warranty -- 2 Year                             Included Item   Included Item   Included Item
                        Warranty               Per Specifications                  1               1               1
--------------------------------------------------------------------------------------------------------------------
20b                     Warranty -- 3 Year
                        Extended Warranty      Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
20c                     Warranty -- Non-24
                        Hour Extended
                        Warranty               Per Specifications            $638.00             N/A         $638.00
--------------------------------------------------------------------------------------------------------------------
21                      Shipping/Delivery
                        Charges                Per Specifications                N/A             N/A         $585.00
--------------------------------------------------------------------------------------------------------------------
22                      Installation           Per Specifications                N/A             N/A       $1,809.00
--------------------------------------------------------------------------------------------------------------------
23                      Off-loading            Per Specifications                N/A             N/A         $479.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
18a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
18b
                                  N/A             N/A      $12,387.44
------------------------------------------------------------------------------------
19                                N/A             N/A         $663.52
------------------------------------------------------------------------------------
20a                     Included Item   Included Item   Included Item
                                    1               1               1
------------------------------------------------------------------------------------
20b
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
20c
                              $663.52             N/A         $663.52
------------------------------------------------------------------------------------
21
                                  N/A             N/A         $608.40
------------------------------------------------------------------------------------
22                                N/A             N/A       $1,881.36
------------------------------------------------------------------------------------
23                                N/A             N/A         $498.16
------------------------------------------------------------------------------------

                       EMERGENCY GENERATOR OPTIONAL ITEMS
                                                                     PAGE 3 OF 3
TYPE OF FUEL PROPANE
OUTPUT 100kW

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Burial of Propane
                        Fuel Tank              Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Off-Site Installation
                        Cost                   Per Specifications                N/A             N/A       $2,378.00
--------------------------------------------------------------------------------------------------------------------
3                       Cost for Shipping
                        Generator to Shelter
                        Manufacturer           Per Specifications                N/A             N/A         $585.00
--------------------------------------------------------------------------------------------------------------------
4                       Weather protective
                        enclosure              Per Specifications                N/A             N/A       $1,223.00
--------------------------------------------------------------------------------------------------------------------
5                       Silencer-Residential   Per Specifications             $80.00             N/A          $80.00
--------------------------------------------------------------------------------------------------------------------
6                       Removal of old
                        generator              Per Specifications                N/A             N/A         $745.00
--------------------------------------------------------------------------------------------------------------------
7                       Removal of old
                        generator concrete
                        mounting pad. Cost
                        per square foot        Per Specifications                N/A             N/A           $7.00
--------------------------------------------------------------------------------------------------------------------
8                       Generator Ice Shield   Per Site                    $1,380.00       $1,500.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
9a                      2 Year Maintenance     Per Specifications                N/A       $2,753.00       $2,753.00
--------------------------------------------------------------------------------------------------------------------
9b                      3 Year Extended
                        Maintenance            Per Specifications                N/A       $4,441.00       $4,441.00
--------------------------------------------------------------------------------------------------------------------
9c                      Maintenance-Extended
                        Non-24 Hour            Per Specifications                N/A       $3,772.00       $3,772.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2
                                  N/A             N/A       $2,473.12
------------------------------------------------------------------------------------
3
                                  N/A             N/A         $608.40
------------------------------------------------------------------------------------
4
                                  N/A             N/A       $1,271.92
------------------------------------------------------------------------------------
5                              $83.20             N/A          $83.20
------------------------------------------------------------------------------------
6
                                  N/A             N/A         $774.80
------------------------------------------------------------------------------------
7
                                  N/A             N/A           $7.28
------------------------------------------------------------------------------------
8                           $1,435.20       $1,560.00       $2,995.20
------------------------------------------------------------------------------------
9a                                N/A       $2,863.12       $2,863.12
------------------------------------------------------------------------------------
9b
                                  N/A       $4,618.64       $4,618.64
------------------------------------------------------------------------------------
9c
                                  N/A       $3,922.88       $3,922.88
------------------------------------------------------------------------------------

                          EMERGENCY GENERATOR TOTAL COST

TYPE OF FUEL PROPANE
OUTPUT 100kW

                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $43,298.00
--------------------------------------------------------------------------------------------------------------------
                 EMERGENCY GENERATOR PRICING SHEET                                     INSTALLATION
                                                                      MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
                            TOTAL COST:                                          N/A             N/A      $45,029.92
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-13,14c,16,17,18b,19,20a,21,22,23 and Option 4 used to calculate a total cost.

                              TOWER PRICING SHEET

                                                                     PAGE 1 OF 3
TOWER HEIGHT 180'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                                LIGHT TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $24,414.00      $15,106.00      $39,520.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications            $766.00       $1,117.00       $1,883.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $2,378.00       $1,117.00       $3,495.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,271.00       $1,117.00       $3,388.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,117.00       $4,840.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $2,739.00      $24,696.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $3,298.00      $29,489.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $1,915.00       $8,085.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $4,894.00       $3,043.00       $7,937.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,660.00              NA       $2,660.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,085.00              NA       $3,085.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,085.00              NA       $3,085.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $1,550.00             N/A       $1,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $25,390.56      $15,710.24      $41,100.80
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28             N/A         $553.28
------------------------------------------------------------------------------------
6
                              $796.64       $1,161.68       $1,958.32
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $2,473.12       $1,161.68       $3,634.80
------------------------------------------------------------------------------------
9A
                            $2,361.84       $1,161.68       $3,523.52
------------------------------------------------------------------------------------
9B
                            $3,871.92       $1,161.68       $5,033.60
------------------------------------------------------------------------------------
9C
                           $22,835.28       $2,848.56      $25,683.84
------------------------------------------------------------------------------------
9D
                           $27,238.64       $3,429.92      $30,668.56
------------------------------------------------------------------------------------
9E
                            $6,416.80       $1,991.60       $8,408.40
------------------------------------------------------------------------------------
10
                            $5,089.76       $3,164.72       $8,254.48
------------------------------------------------------------------------------------
11A
                            $2,766.40              NA       $2,766.40
------------------------------------------------------------------------------------
11B
                            $3,208.40              NA       $3,208.40
------------------------------------------------------------------------------------
11C
                            $3,208.40              NA       $3,208.40
------------------------------------------------------------------------------------
12
                            $1,612.00             N/A       $1,612.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
TOWER HEIGHT 180'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
                                                            MEDIUM TOWER LOADING
TYPE OF TOWER SELF-SUPPORTING                                        PAGE 2 OF 3

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N.A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $840.00       $3,298.00       $4,138.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                N/A             N/A      $54,559.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                N/A             N/A       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $2,880.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $4,450.00       $4,450.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $3,600.00       $3,600.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A
                                  N/A             N/A             N.A
------------------------------------------------------------------------------------
1B
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                             $873.60       $3,429.92       $4,303.52
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4
                                  N/A             N/A      $56,741.36
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $4,978.48
------------------------------------------------------------------------------------
6a
                                  N/A       $2,995.20       $2,995.20
------------------------------------------------------------------------------------
6b
                                  N/A       $4,628.00       $4,628.00
------------------------------------------------------------------------------------
6c
                                  N/A       $3,744.00       $3,744.00
------------------------------------------------------------------------------------

                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 3
TOWER HEIGHT 180'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                                HEAVY TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $35,888.00      $15,106.00      $50,994.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications            $766.00       $1,117.00       $1,883.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $2,378.00       $1,117.00       $3,495.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,271.00       $1,117.00       $3,388.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,117.00       $4,840.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $2,739.00      $24,696.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $3,298.00      $29,489.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $1,915.00       $8,085.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $4,894.00       $3,043.00       $7,937.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,660.00              NA       $2,660.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,085.00              NA       $3,085.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,085.00              NA       $3,085.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $1,550.00             N/A       $1,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $37,323.52      $15,710.24      $53,033.76
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28             N/A         $553.28
------------------------------------------------------------------------------------
6
                              $796.64       $1,161.68       $1,958.32
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $2,473.12       $1,161.68       $3,634.80
------------------------------------------------------------------------------------
9A

                            $2,361.84       $1,161.68       $3,523.52
------------------------------------------------------------------------------------
9B

                            $3,871.92       $1,161.68       $5,033.60
------------------------------------------------------------------------------------
9C

                           $22,835.28       $2,848.56      $25,683.84
------------------------------------------------------------------------------------
9D

                           $27,238.64       $3,429.92      $30,668.56
------------------------------------------------------------------------------------
9E
                            $6,416.80       $1,991.60       $8,408.40
------------------------------------------------------------------------------------
10
                            $5,089.76       $3,164.72       $8,254.48
------------------------------------------------------------------------------------
11A
                            $2,766.40              NA       $2,766.40
------------------------------------------------------------------------------------
11B
                            $3,208.40              NA       $3,208.40
------------------------------------------------------------------------------------
11C

                            $3,208.40              NA       $3,208.40
------------------------------------------------------------------------------------
12
                            $1,612.00             N/A       $1,612.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
    TOWER HEIGHT 180'                                                PAGE 2 OF 3
                                          TOWER MEMBER CONSTRUCTION TYPE TUBULAR
    TYPE OF TOWER SELF-SUPPORTING                            HEAVY TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications         $23,793.00      $15,064.00      $38,857.00
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications         $39,117.00      $15,064.00      $54,181.00
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications         $34,618.00      $15,064.00      $49,682.00
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications         $40,713.00      $15,064.00      $55,777.00
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications         $35,718.00      $15,064.00      $50,782.00
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $43,112.00      $15,064.00      $58,176.00
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications         $37,739.00      $15,064.00      $52,803.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $840.00       $3,298.00       $4,138.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00              NA     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00              NA     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00              NA     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00              NA     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                N/A             N/A      $54,559.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                N/A             N/A       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                 NA       $2,880.00       $2,880.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                 NA       $4,450.00       $4,450.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                 NA       $3,600.00       $3,600.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A
                           $24,744.72      $15,666.56      $40,411.28
------------------------------------------------------------------------------------
1B
                           $40,681.68      $15,666.56      $56,348.24
------------------------------------------------------------------------------------
1C
                           $36,002.72      $15,666.56      $51,669.28
------------------------------------------------------------------------------------
1D
                           $42,341.52      $15,666.56      $58,008.08
------------------------------------------------------------------------------------
1E
                           $37,146.72      $15,666.56      $52,813.28
------------------------------------------------------------------------------------
1F
                           $44,836.48      $15,666.56      $60,503.04
------------------------------------------------------------------------------------
1G
                           $39,248.56      $15,666.56      $54,915.12
------------------------------------------------------------------------------------
2                             $873.60       $3,429.92       $4,303.52
------------------------------------------------------------------------------------
3A
                          $439,732.80              NA     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20              NA     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20              NA     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00              NA     $140,400.00
------------------------------------------------------------------------------------
4
                                  N/A             N/A      $56,741.36
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $4,978.48
------------------------------------------------------------------------------------
6a
                                   NA       $2,995.20       $2,995.20
------------------------------------------------------------------------------------
6b
                                   NA       $4,628.00       $4,628.00
------------------------------------------------------------------------------------
6c
                                   NA       $3,744.00       $3,744.00
------------------------------------------------------------------------------------

                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 3
TOWER HEIGHT 180'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER GUYED                                          LIGHT TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $17,948.00      $14,982.00      $32,930.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications            $335.00         $548.00         $883.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $2,182.00       $1,117.00       $3,299.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,271.00       $1,117.00       $3,388.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,117.00       $4,840.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $2,766.00      $24,723.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $3,298.00      $29,489.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $1,915.00       $8,085.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $4,894.00       $3,043.00       $7,937.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,660.00              NA       $2,660.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,085.00              NA       $3,085.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,085.00              NA       $3,085.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $1,550.00             N/A       $1,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $18,665.92      $15,581.28      $34,247.20
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28             N/A         $553.28
------------------------------------------------------------------------------------
6
                              $348.40         $569.92         $918.32
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $2,269.28       $1,161.68       $3,430.96
------------------------------------------------------------------------------------
9A
                            $2,361.84       $1,161.68       $3,523.52
------------------------------------------------------------------------------------
9B
                            $3,871.92       $1,161.68       $5,033.60
------------------------------------------------------------------------------------
9C
                           $22,835.28       $2,876.64      $25,711.92
------------------------------------------------------------------------------------
9D
                           $27,238.64       $3,429.92      $30,668.56
------------------------------------------------------------------------------------
9E
                            $6,416.80       $1,991.60       $8,408.40
------------------------------------------------------------------------------------
10
                            $5,089.76       $3,164.72       $8,254.48
------------------------------------------------------------------------------------
11A
                            $2,766.40              NA       $2,766.40
------------------------------------------------------------------------------------
11B
                            $3,208.40              NA       $3,208.40
------------------------------------------------------------------------------------
11C
                            $3,208.40              NA       $3,208.40
------------------------------------------------------------------------------------
12
                            $1,612.00             N/A       $1,612.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
    TOWER HEIGHT 180'                     TOWER MEMBER CONSTRUCTION TYPE TUBULAR
                                                             LIGHT TOWER LOADING
TYPE OF TOWER GUYED                                                  PAGE 2 OF 3

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N.A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $290.00       $1,702.00       $1,992.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                N/A             N/A      $54,560.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                N/A             N/A       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $3,400.00       $3,400.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $5,950.00       $5,950.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $5,100.00       $5,100.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1B
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                             $301.60       $1,770.08       $2,071.68
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4
                                  N/A             N/A      $56,742.40
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $4,978.48
------------------------------------------------------------------------------------
6a
                                  N/A       $3,536.00       $3,536.00
------------------------------------------------------------------------------------
6b
                                  N/A       $6,188.00       $6,188.00
------------------------------------------------------------------------------------
6c

                                  N/A       $5,304.00       $5,304.00
------------------------------------------------------------------------------------

                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 3
TOWER HEIGHT 180'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER GUYED                                         MEDIUM TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $20,397.00      $14,982.00      $35,379.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications            $335.00         $548.00         $883.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $2,182.00       $1,117.00       $3,299.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,271.00       $1,117.00       $3,388.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,117.00       $4,840.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $2,766.00      $24,723.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $3,298.00      $29,489.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $1,915.00       $8,085.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $4,894.00       $3,043.00       $7,937.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,660.00              NA       $2,660.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,085.00              NA       $3,085.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,085.00              NA       $3,085.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $1,550.00             N/A       $1,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $21,212.88      $15,581.28      $36,794.16
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28             N/A         $553.28
------------------------------------------------------------------------------------
6
                              $348.40         $569.92         $918.32
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $2,269.28       $1,161.68       $3,430.96
------------------------------------------------------------------------------------
9A
                            $2,361.84       $1,161.68       $3,523.52
------------------------------------------------------------------------------------
9B
                            $3,871.92       $1,161.68       $5,033.60
------------------------------------------------------------------------------------
9C
                           $22,835.28       $2,876.64      $25,711.92
------------------------------------------------------------------------------------
9D
                           $27,238.64       $3,429.92      $30,668.56
------------------------------------------------------------------------------------
9E
                            $6,416.80       $1,991.60       $8,408.40
------------------------------------------------------------------------------------
10
                            $5,089.76       $3,164.72       $8,254.48
------------------------------------------------------------------------------------
11A
                            $2,766.40              NA       $2,766.40
------------------------------------------------------------------------------------
11B
                            $3,208.40              NA       $3,208.40
------------------------------------------------------------------------------------
11C
                            $3,208.40              NA       $3,208.40
------------------------------------------------------------------------------------
12
                            $1,612.00             N/A       $1,612.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
TOWER HEIGHT 180'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
                                                            MEDIUM TOWER LOADING
TYPE OF TOWER GUYED                                                  PAGE 2 OF 3

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $290.00       $1,702.00       $1,992.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                N/A             N/A      $54,560.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                N/A             N/A       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $3,400.00       $3,400.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $5,950.00       $5,950.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $5,100.00       $5,100.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1B
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                             $301.60       $1,770.08       $2,071.68
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4
                                  N/A             N/A      $56,742.40
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $4,978.48
------------------------------------------------------------------------------------
6a
                                  N/A       $3,536.00       $3,536.00
------------------------------------------------------------------------------------
6b
                                  N/A       $6,188.00       $6,188.00
------------------------------------------------------------------------------------
6c
                                  N/A       $5,304.00       $5,304.00
------------------------------------------------------------------------------------

                                TOWER TOTAL COST
                                                                     PAGE 3 OF 3
TOWER HEIGHT 180'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER GUYED                                         MEDIUM TOWER LOADING

TOWER PRICING SHEET                                                   MATERIAL COST   INSTALLATION COST   TOTAL COST
-------------------                                                   -------------   -----------------   ----------
--------------------------------------------------------------------------------------------------------------------
                        Total Cost:                                    $33,241.00         $21,286.00      $54,527.00
--------------------------------------------------------------------------------------------------------------------


                       MATERIAL COST   INSTALLATION COST   TOTAL COST
                       -------------   -----------------   ----------
------------------------------------------------------------------------------------
  Total Cost:           $34,570.64         $22,137.44      $56,708.08
------------------------------------------------------------------------------------




Note: Items 1-8,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET

                                                                     PAGE 1 OF 3
TOWER HEIGHT 180'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER GUYED                                          HEAVY TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $25,585.00      $14,982.00      $40,567.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00             N/A         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications            $335.00         $548.00         $883.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $2,182.00       $1,117.00       $3,299.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,271.00       $1,117.00       $3,388.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,117.00       $4,840.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $2,766.00      $24,723.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $3,298.00      $29,489.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $1,915.00       $8,085.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $4,894.00       $3,043.00       $7,937.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,660.00              NA       $2,660.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,085.00              NA       $3,085.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,085.00              NA       $3,085.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $1,550.00             N/A       $1,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $26,608.40      $15,581.28      $42,189.68
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28             N/A         $553.28
------------------------------------------------------------------------------------
6
                              $348.40         $569.92         $918.32
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $2,269.28       $1,161.68       $3,430.96
------------------------------------------------------------------------------------
9A
                            $2,361.84       $1,161.68       $3,523.52
------------------------------------------------------------------------------------
9B
                            $3,871.92       $1,161.68       $5,033.60
------------------------------------------------------------------------------------
9C
                           $22,835.28       $2,876.64      $25,711.92
------------------------------------------------------------------------------------
9D
                           $27,238.64       $3,429.92      $30,668.56
------------------------------------------------------------------------------------
9E
                            $6,416.80       $1,991.60       $8,408.40
------------------------------------------------------------------------------------
10
                            $5,089.76       $3,164.72       $8,254.48
------------------------------------------------------------------------------------
11A
                            $2,766.40              NA       $2,766.40
------------------------------------------------------------------------------------
11B
                            $3,208.40              NA       $3,208.40
------------------------------------------------------------------------------------
11C
                            $3,208.40              NA       $3,208.40
------------------------------------------------------------------------------------
12
                            $1,612.00             N/A       $1,612.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
                                                                     PAGE 2 OF 3
TOWER HEIGHT 180'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER GUYED                                          HEAVY TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION           REQUIREMENTS       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications         $22,665.00      $14,985.00      $37,650.00
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications         $36,606.00      $14,985.00      $51,591.00
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications            $22,979      $14,985.00      $37,964.00
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications         $36,606.00      $14,985.00      $51,591.00
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications         $25,585.00      $14,985.00      $40,570.00
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $42,303.00      $14,985.00      $57,288.00
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications         $36,606.00      $14,985.00      $51,591.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $290.00       $1,702.00       $1,992.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00              NA     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00              NA     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00              NA     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00              NA     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                N/A             N/A      $54,560.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                N/A             N/A       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                 NA       $3,400.00       $3,400.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                 NA       $5,950.00       $5,950.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                 NA       $5,100.00       $5,100.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A
                           $23,571.60      $15,584.40      $39,156.00
------------------------------------------------------------------------------------
1B
                           $38,070.24      $15,584.40      $53,654.64
------------------------------------------------------------------------------------
1C
                           $23,898.16      $15,584.40      $39,482.56
------------------------------------------------------------------------------------
1D
                           $38,070.24      $15,584.40      $53,654.64
------------------------------------------------------------------------------------
1E
                           $26,608.40      $15,584.40      $42,192.80
------------------------------------------------------------------------------------
1F
                           $43,995.12      $15,584.40      $59,579.52
------------------------------------------------------------------------------------
1G
                           $38,070.24      $15,584.40      $53,654.64
------------------------------------------------------------------------------------
2                             $301.60       $1,770.08       $2,071.68
------------------------------------------------------------------------------------
3A
                          $439,732.80              NA     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20              NA     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20              NA     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00              NA     $140,400.00
------------------------------------------------------------------------------------
4
                                  N/A             N/A      $56,742.40
------------------------------------------------------------------------------------
5
                                  N/A             N/A       $4,978.48
------------------------------------------------------------------------------------
6a
                                   NA       $3,536.00       $3,536.00
------------------------------------------------------------------------------------
6b
                                   NA       $6,188.00       $6,188.00
------------------------------------------------------------------------------------
6c
                                   NA       $5,304.00       $5,304.00
------------------------------------------------------------------------------------

                                TOWER TOTAL COST
                                                                     PAGE 3 OF 3
TOWER HEIGHT 180'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER GUYED                                          HEAVY TOWER LOADING

                                                                                      INSTALLATION
TOWER PRICING SHEET                                                   MATERIAL COST       COST       TOTAL COST
-------------------                                                   --------------  --------------  ---------
--------------------------------------------------------------------------------------------------------------------
Total Cost:                                                               $38,429.00     $21,286.00   $59,715.00
--------------------------------------------------------------------------------------------------------------------

                                                  INSTALLATION
TOWER PRICING SHEET        MATERIAL COST              COST              TOTAL COST
-------------------     --------------------  -------------------- --------------------
-----------------------------------------------------------------------------------
Total Cost:                   $39,966.16            $22,137.44           $62,103.60
-----------------------------------------------------------------------------------

Note: Items 1-8,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 3
TOWER HEIGHT 250'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                                LIGHT TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $54,881.00      $22,000.00      $76,881.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00              NA         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications          $1,617.00       $3,043.00       $4,660.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $3,112.00       $1,543.00       $4,655.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,367.00       $1,543.00       $3,910.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,543.00       $5,266.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $3,803.00      $25,760.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $4,564.00      $30,755.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $2,660.00       $8,830.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $7,340.00       $4,564.00      $11,904.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,926.00              NA       $2,926.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $2,850.00              NA       $2,850.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
                       -------------    -------------   -----------
------------------------------------------------------------------------------------
1
                           $57,076.24      $22,880.00      $79,956.24
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28              NA         $553.28
------------------------------------------------------------------------------------
6
                            $1,681.68       $3,164.72       $4,846.40
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $3,236.48       $1,604.72       $4,841.20
------------------------------------------------------------------------------------
9A
                            $2,461.68       $1,604.72       $4,066.40
------------------------------------------------------------------------------------
9B
                            $3,871.92       $1,604.72       $5,476.64
------------------------------------------------------------------------------------
9C
                           $22,835.28       $3,955.12      $26,790.40
------------------------------------------------------------------------------------
9D
                           $27,238.64       $4,746.56      $31,985.20
------------------------------------------------------------------------------------
9E
                            $6,416.80       $2,766.40       $9,183.20
------------------------------------------------------------------------------------
10
                            $7,633.60       $4,746.56      $12,380.16
------------------------------------------------------------------------------------
11A
                            $3,043.04              NA       $3,043.04
------------------------------------------------------------------------------------
11B
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
11C
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
12
                            $2,964.00              NA       $2,964.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
TOWER HEIGHT 250'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
                                                             LIGHT TOWER LOADING
TYPE OF TOWER SELF-SUPPORTING                                        PAGE 2 OF 3

                                                                                       INSTALLATION
ITEM                         DESCRIPTION          REQUIREMENT         MATERIAL COST        COST         TOTAL COST
----                      ------------------   ----------------       -------------   -------------   --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N.A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications          $1,122.00       $4,564.00       $5,686.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,516.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $3,280.00       $3,280.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $5,652.00       $5,652.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $4,826.00       $4,826.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                  --------------   --------------- -------------
------------------------------------------------------------------------------------
1A
                                  N/A             N/A             N.A
------------------------------------------------------------------------------------
1B
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                           $1,166.88       $4,746.56       $5,913.44
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4
                                   NA              NA      $57,736.64
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,978.48
------------------------------------------------------------------------------------
6a
                                  N/A       $3,411.20       $3,411.20
------------------------------------------------------------------------------------
6b
                                  N/A       $5,878.08       $5,878.08
------------------------------------------------------------------------------------
6c
                                  N/A       $5,019.04       $5,019.04
------------------------------------------------------------------------------------

                                TOWER TOTAL COST
                                                                     PAGE 3 OF 3
TOWER HEIGHT 250'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                                LIGHT TOWER LOADING

TOWER PRICING SHEET                                                   MATERIAL COST   INSTALLATION COST   TOTAL COST
-------------------                                                   -------------   -----------------   -----------
---------------------------------------------------------------------------------------------------------------------
                Total Cost:                                            $80,119.00         $35,406.00      $115,525.00
---------------------------------------------------------------------------------------------------------------------
                                          INSTALLATION
TOWER PRICING SHEET      MATERIAL COST       COST       TOTAL COST
-------------------      --------------   ------------  -------------
--------------------------------------------------------------------
Total Cost:               $83,323.76      $36,822.24    $120,146.00
--------------------------------------------------------------------


Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET

                                                                     PAGE 1 OF 3
TOWER HEIGHT 250'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                               MEDIUM TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $67,380.00      $22,000.00      $89,380.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00              NA         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications          $1,617.00       $3,043.00       $4,660.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $3,112.00       $1,543.00       $4,655.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,367.00       $1,543.00       $3,910.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,543.00       $5,266.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $3,803.00      $25,760.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $4,564.00      $30,755.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $2,660.00       $8,830.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $7,340.00       $4,564.00      $11,904.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,926.00              NA       $2,926.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $2,850.00              NA       $2,850.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $70,075.20      $22,880.00      $92,955.20
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28              NA         $553.28
------------------------------------------------------------------------------------
6
                            $1,681.68       $3,164.72       $4,846.40
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $3,236.48       $1,604.72       $4,841.20
------------------------------------------------------------------------------------
9A
                            $2,461.68       $1,604.72       $4,066.40
------------------------------------------------------------------------------------
9B
                            $3,871.92       $1,604.72       $5,476.64
------------------------------------------------------------------------------------
9C
                           $22,835.28       $3,955.12      $26,790.40
------------------------------------------------------------------------------------
9D
                           $27,238.64       $4,746.56      $31,985.20
------------------------------------------------------------------------------------
9E
                            $6,416.80       $2,766.40       $9,183.20
------------------------------------------------------------------------------------
10
                            $7,633.60       $4,746.56      $12,380.16
------------------------------------------------------------------------------------
11A
                            $3,043.04              NA       $3,043.04
------------------------------------------------------------------------------------
11B
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
11C
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
12
                            $2,964.00              NA       $2,964.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS

TOWER HEIGHT 250'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                               MEDIUM TOWER LOADING
                                                                     PAGE 2 OF 3

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N.A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications          $1,122.00       $4,564.00       $5,686.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,516.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $3,280.00       $3,280.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $5,652.00       $5,652.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $4,826.00       $4,826.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A
                                  N/A             N/A             N.A
------------------------------------------------------------------------------------
1B
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                           $1,166.88       $4,746.56       $5,913.44
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4
                                   NA              NA      $57,736.64
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,978.48
------------------------------------------------------------------------------------
6a
                                  N/A       $3,411.20       $3,411.20
------------------------------------------------------------------------------------
6b
                                  N/A       $5,878.08       $5,878.08
------------------------------------------------------------------------------------
6c
                                  N/A       $5,019.04       $5,019.04
------------------------------------------------------------------------------------

                              TOWER TOTAL COST
                                                                     PAGE 3 OF 3
TOWER HEIGHT 250'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                               MEDIUM TOWER LOADING

                                                                                       INSTALLATION
TOWER PRICING SHEET                                                  MATERIAL COST        COST         TOTAL COST
-------------------                                                  -------------    --------------   ------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                   $92,618.00      $35,406.00     $128,024.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
   Total Cost:          $96,322.72      $36,822.24     $133,144.96
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.
                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 2
TOWER HEIGHT 250'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                                HEAVY TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $71,293.00      $22,000.00      $93,293.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00              NA         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications          $1,617.00       $3,043.00       $4,660.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $3,112.00       $1,543.00       $4,655.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,367.00       $1,543.00       $3,910.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,543.00       $5,266.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $3,803.00      $25,760.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $4,564.00      $30,755.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $2,660.00       $8,830.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $7,340.00       $4,564.00      $11,904.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,926.00              NA       $2,926.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $2,850.00              NA       $2,850.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $74,144.72      $22,880.00      $97,024.72
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28              NA         $553.28
------------------------------------------------------------------------------------
6
                            $1,681.68       $3,164.72       $4,846.40
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $3,236.48       $1,604.72       $4,841.20
------------------------------------------------------------------------------------
9A
                            $2,461.68       $1,604.72       $4,066.40
------------------------------------------------------------------------------------
9B
                            $3,871.92       $1,604.72       $5,476.64
------------------------------------------------------------------------------------
9C
                           $22,835.28       $3,955.12      $26,790.40
------------------------------------------------------------------------------------
9D
                           $27,238.64       $4,746.56      $31,985.20
------------------------------------------------------------------------------------
9E
                            $6,416.80       $2,766.40       $9,183.20
------------------------------------------------------------------------------------
10
                            $7,633.60       $4,746.56      $12,380.16
------------------------------------------------------------------------------------
11A
                            $3,043.04              NA       $3,043.04
------------------------------------------------------------------------------------
11B
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
11C
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
12
                            $2,964.00              NA       $2,964.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                         TOWER OPTIONAL ITEMS
                                                                     PAGE 2 OF 2
TOWER HEIGHT 250'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                                HEAVY TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications         $67,338.00      $22,000.00      $89,338.00
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications         $78,782.00      $22,000.00     $100,782.00
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications         $67,394.00      $22,000.00      $89,394.00
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications         $81,947.00      $22,394.00     $104,341.00
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications         $70,585.00      $22,394.00      $92,979.00
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $92,457.00      $23,191.00     $115,648.00
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications         $74,979.00      $23,191.00      $98,170.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications          $1,122.00       $4,564.00       $5,686.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00              NA     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00              NA     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00              NA     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00              NA     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,516.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                 NA       $3,280.00       $3,280.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                 NA       $5,652.00       $5,652.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                 NA       $4,826.00       $4,826.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A
                           $70,031.52      $22,880.00      $92,911.52
------------------------------------------------------------------------------------
1B
                           $81,933.28      $22,880.00     $104,813.28
------------------------------------------------------------------------------------
1C
                           $70,089.76      $22,880.00      $92,969.76
------------------------------------------------------------------------------------
1D
                           $85,224.88      $23,289.76     $108,514.64
------------------------------------------------------------------------------------
1E
                           $73,408.40      $23,289.76      $96,698.16
------------------------------------------------------------------------------------
1F
                           $96,155.28      $24,118.64     $120,273.92
------------------------------------------------------------------------------------
1G
                           $77,978.16      $24,118.64     $102,096.80
------------------------------------------------------------------------------------
2                           $1,166.88       $4,746.56       $5,913.44
------------------------------------------------------------------------------------
3A
                          $439,732.80              NA     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20              NA     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20              NA     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00              NA     $140,400.00
------------------------------------------------------------------------------------
4
                                   NA              NA      $57,736.64
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,978.48
------------------------------------------------------------------------------------
6a
                                   NA       $3,411.20       $3,411.20
------------------------------------------------------------------------------------
6b
                                   NA       $5,878.08       $5,878.08
------------------------------------------------------------------------------------
6c
                                   NA       $5,019.04       $5,019.04
------------------------------------------------------------------------------------

                              TOWER TOTAL COST
TOWER HEIGHT 250'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                                HEAVY TOWER LOADING
                                                                     PAGE 3 OF 3

                                                                                       INSTALLATION
TOWER PRICING SHEET                                                   MATERIAL COST        COST         TOTAL COST
-------------------                                                   -------------   -------------   -------------
--------------------------------------------------------------------------------------------------------------------
             Total Cost:                                                $96,531.00      $35,406.00     $131,937.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
    Total Cost:           $100,392.24      $36,822.24     $137,214.48
------------------------------------------------------------------------------------


Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 3
TOWER HEIGHT 250'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                          LIGHT TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $34,110.00      $26,702.00      $60,812.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00              NA         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications            $707.00       $1,543.00       $2,250.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $2,777.00       $1,543.00       $4,320.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,367.00       $1,543.00       $3,910.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,543.00       $5,266.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $3,803.00      $25,760.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $4,564.00      $30,755.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $2,660.00       $8,830.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $7,340.00       $4,564.00      $11,904.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,926.00              NA       $2,926.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $1,550.00              NA       $1,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $35,474.40      $27,770.08      $63,244.48
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28              NA         $553.28
------------------------------------------------------------------------------------
6
                              $735.28       $1,604.72       $2,340.00
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $2,888.08       $1,604.72       $4,492.80
------------------------------------------------------------------------------------
9A

                            $2,461.68       $1,604.72       $4,066.40
------------------------------------------------------------------------------------
9B

                            $3,871.92       $1,604.72       $5,476.64
------------------------------------------------------------------------------------
9C

                           $22,835.28       $3,955.12      $26,790.40
------------------------------------------------------------------------------------
9D

                           $27,238.64       $4,746.56      $31,985.20
------------------------------------------------------------------------------------
9E
                            $6,416.80       $2,766.40       $9,183.20
------------------------------------------------------------------------------------
10
                            $7,633.60       $4,746.56      $12,380.16
------------------------------------------------------------------------------------
11A
                            $3,043.04              NA       $3,043.04
------------------------------------------------------------------------------------
11B
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
11C

                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
12
                            $1,612.00              NA       $1,612.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
TOWER HEIGHT 250'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                          LIGHT TOWER LOADING
                                                                     PAGE 2 OF 3

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $473.00       $2,282.00       $2,755.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,516.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $6,250.00       $6,250.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $5,660.00       $5,660.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A
                                   N/A             N/A             N/A
------------------------------------------------------------------------------------
1B

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                             $491.92       $2,373.28       $2,865.20
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C

                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D

                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4

                                   NA              NA      $57,736.64
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,978.48
------------------------------------------------------------------------------------
6a
                                  N/A       $3,806.40       $3,806.40
------------------------------------------------------------------------------------
6b
                                  N/A       $6,500.00       $6,500.00
------------------------------------------------------------------------------------
6c

                                  N/A       $5,886.40       $5,886.40
------------------------------------------------------------------------------------

                              TOWER TOTAL COST
                                                                     PAGE 3 OF 3
TOWER HEIGHT 250'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                          LIGHT TOWER LOADING

                                                                                       INSTALLATION
TOWER PRICING SHEET                                                   MATERIAL COST        COST         TOTAL COST
-------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                   $56,803.00      $38,608.00      $95,411.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
  Total Cost:             $59,075.12      $40,152.32      $99,227.44
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-8,9e,10,11a,12,13 used to A60calculate a total cost.

                              TOWER PRICING SHEET

                                                                     PAGE 1 OF 3
TOWER HEIGHT 250'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                         MEDIUM TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $37,705.00      $26,702.00      $64,407.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00              NA         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications            $707.00       $1,543.00       $2,250.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $2,777.00       $1,543.00       $4,320.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,367.00       $1,543.00       $3,910.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,543.00       $5,266.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $3,803.00      $25,760.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $4,564.00      $30,755.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $2,660.00       $8,830.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $7,340.00       $4,564.00      $11,904.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,926.00              NA       $2,926.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $1,550.00              NA       $1,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $39,213.20      $27,770.08      $66,983.28
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28              NA         $553.28
------------------------------------------------------------------------------------
6
                              $735.28       $1,604.72       $2,340.00
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $2,888.08       $1,604.72       $4,492.80
------------------------------------------------------------------------------------
9A
                            $2,461.68       $1,604.72       $4,066.40
------------------------------------------------------------------------------------
9B
                            $3,871.92       $1,604.72       $5,476.64
------------------------------------------------------------------------------------
9C
                           $22,835.28       $3,955.12      $26,790.40
------------------------------------------------------------------------------------
9D
                           $27,238.64       $4,746.56      $31,985.20
------------------------------------------------------------------------------------
9E
                            $6,416.80       $2,766.40       $9,183.20
------------------------------------------------------------------------------------
10
                            $7,633.60       $4,746.56      $12,380.16
------------------------------------------------------------------------------------
11A
                            $3,043.04              NA       $3,043.04
------------------------------------------------------------------------------------
11B
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
11C
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
12
                            $1,612.00              NA       $1,612.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
                                                                     PAGE 2 OF 3
TOWER HEIGHT 250'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                         MEDIUM TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N.A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $473.00       $2,282.00       $2,755.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,516.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $6,250.00       $6,250.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $5,660.00       $5,660.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A
                                  N/A             N/A             N.A
------------------------------------------------------------------------------------
1B
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                             $491.92       $2,373.28       $2,865.20
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4
                                   NA              NA      $57,736.64
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,978.48
------------------------------------------------------------------------------------
6a
                                  N/A       $3,806.40       $3,806.40
------------------------------------------------------------------------------------
6b
                                  N/A       $6,500.00       $6,500.00
------------------------------------------------------------------------------------
6c
                                  N/A       $5,886.40       $5,886.40
------------------------------------------------------------------------------------

                              TOWER TOTAL COST
                                                                     Page 3 of 3
TOWER HEIGHT 250'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                         MEDIUM TOWER LOADING

                                                                                       INSTALLATION
TOWER PRICING SHEET                                                   MATERIAL COST        COST         TOTAL COST
-------------------                                                   --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                 Total Cost:                                            $60,398.00      $38,608.00      $99,006.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
   Total Cost:             $62,813.92      $40,152.32     $102,966.24
------------------------------------------------------------------------------------

Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET

                                                                     PAGE 1 OF 3
TOWER HEIGHT 250'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                          HEAVY TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $46,319.00      $26,702.00      $73,021.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $532.00              NA         $532.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications            $707.00       $1,543.00       $2,250.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $2,777.00       $1,543.00       $4,320.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,367.00       $1,543.00       $3,910.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,723.00       $1,543.00       $5,266.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,957.00       $3,803.00      $25,760.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,191.00       $4,564.00      $30,755.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $2,660.00       $8,830.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $7,340.00       $4,564.00      $11,904.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $2,926.00              NA       $2,926.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $3,404.00              NA       $3,404.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $1,550.00              NA       $1,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $532.00         $532.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $48,171.76      $27,770.08      $75,941.84
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $553.28              NA         $553.28
------------------------------------------------------------------------------------
6
                              $735.28       $1,604.72       $2,340.00
------------------------------------------------------------------------------------
7                             $718.64       $1,106.56       $1,825.20
------------------------------------------------------------------------------------
8                           $2,888.08       $1,604.72       $4,492.80
------------------------------------------------------------------------------------
9A
                            $2,461.68       $1,604.72       $4,066.40
------------------------------------------------------------------------------------
9B
                            $3,871.92       $1,604.72       $5,476.64
------------------------------------------------------------------------------------
9C
                           $22,835.28       $3,955.12      $26,790.40
------------------------------------------------------------------------------------
9D
                           $27,238.64       $4,746.56      $31,985.20
------------------------------------------------------------------------------------
9E
                            $6,416.80       $2,766.40       $9,183.20
------------------------------------------------------------------------------------
10
                            $7,633.60       $4,746.56      $12,380.16
------------------------------------------------------------------------------------
11A
                            $3,043.04              NA       $3,043.04
------------------------------------------------------------------------------------
11B
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
11C
                            $3,540.16              NA       $3,540.16
------------------------------------------------------------------------------------
12
                            $1,612.00              NA       $1,612.00
------------------------------------------------------------------------------------
13                                N/A         $553.28         $553.28
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
                                                                     PAGE 2 OF 3
TOWER HEIGHT 250'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                          HEAVY TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications         $42,936.00      $26,649.00      $69,585.00
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications         $57,202.00      $26,649.00      $83,851.00
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications         $47,617.00      $27,441.00      $75,058.00
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications         $57,910.00      $26,649.00      $84,559.00
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications         $46,319.00      $27,441.00      $73,760.00
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $59,415.00      $27,441.00      $86,856.00
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications         $50,128.00      $30,702.00      $80,830.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $473.00       $2,282.00       $2,755.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00              NA     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00              NA     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00              NA     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00              NA     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,516.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,787.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                 NA       $3,660.00       $3,660.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                 NA       $6,250.00       $6,250.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                 NA       $5,660.00       $5,660.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A
                           $44,653.44      $27,714.96      $72,368.40
------------------------------------------------------------------------------------
1B
                           $59,490.08      $27,714.96      $87,205.04
------------------------------------------------------------------------------------
1C
                           $49,521.68      $28,538.64      $78,060.32
------------------------------------------------------------------------------------
1D
                           $60,226.40      $27,714.96      $87,941.36
------------------------------------------------------------------------------------
1E
                           $48,171.76      $28,538.64      $76,710.40
------------------------------------------------------------------------------------
1F
                           $61,791.60      $28,538.64      $90,330.24
------------------------------------------------------------------------------------
1G
                           $52,133.12      $31,930.08      $84,063.20
------------------------------------------------------------------------------------
2                             $491.92       $2,373.28       $2,865.20
------------------------------------------------------------------------------------
3A
                          $439,732.80              NA     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20              NA     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20              NA     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00              NA     $140,400.00
------------------------------------------------------------------------------------
4
                                   NA              NA      $57,736.64
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,978.48
------------------------------------------------------------------------------------
6a
                                   NA       $3,806.40       $3,806.40
------------------------------------------------------------------------------------
6b
                                   NA       $6,500.00       $6,500.00
------------------------------------------------------------------------------------
6c
                                   NA       $5,886.40       $5,886.40
------------------------------------------------------------------------------------

                              TOWER TOTAL COST
                                                                     PAGE 2 OF 3
TOWER HEIGHT 250'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                          HEAVY TOWER LOADING

                                                                                       INSTALLATION
TOWER PRICING SHEET                                                   MATERIAL COST        COST         TOTAL COST
-------------------                                                   --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                   $69,012.00      $38,608.00     $107,620.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
  Total Cost:            $71,772.48      $40,152.32     $111,924.80
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 3
TOWER HEIGHT 330'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                                LIGHT TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $88,650.00      $27,660.00     $116,310.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $535.00              NA         $535.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications          $2,300.00       $4,025.00       $6,325.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $690.00       $1,065.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $3,935.00       $2,020.00       $5,955.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,480.00       $2,020.00       $4,500.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,725.00       $2,020.00       $5,745.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,960.00       $4,015.00      $25,975.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,195.00       $6,025.00      $32,220.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $3,510.00       $9,680.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $8,565.00       $5,315.00      $13,880.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $3,830.00              NA       $3,830.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $3,980.00              NA       $3,980.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $745.00         $745.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
-----                  -------------   ---------------   -----------
------------------------------------------------------------------------------------
1
                           $92,196.00      $28,766.40     $120,962.40
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $556.40              NA         $556.40
------------------------------------------------------------------------------------
6
                            $2,392.00       $4,186.00       $6,578.00
------------------------------------------------------------------------------------
7                             $717.60       $1,107.60       $1,825.20
------------------------------------------------------------------------------------
8                           $4,092.40       $2,100.80       $6,193.20
------------------------------------------------------------------------------------
9A
                            $2,579.20       $2,100.80       $4,680.00
------------------------------------------------------------------------------------
9B
                            $3,874.00       $2,100.80       $5,974.80
------------------------------------------------------------------------------------
9C
                           $22,838.40       $4,175.60      $27,014.00
------------------------------------------------------------------------------------
9D
                           $27,242.80       $6,266.00      $33,508.80
------------------------------------------------------------------------------------
9E
                            $6,416.80       $3,650.40      $10,067.20
------------------------------------------------------------------------------------
10
                            $8,907.60       $5,527.60      $14,435.20
------------------------------------------------------------------------------------
11A
                            $3,983.20              NA       $3,983.20
------------------------------------------------------------------------------------
11B
                            $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
11C
                            $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
12
                            $4,139.20              NA       $4,139.20
------------------------------------------------------------------------------------
13                                N/A         $774.80         $774.80
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
TOWER HEIGHT 330'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
                                                             LIGHT TOWER LOADING
TYPE OF TOWER SELF-SUPPORTING                                        PAGE 2 OF 3

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De- rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De- rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications          $1,545.00       $6,030.00       $7,575.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,515.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,790.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $4,005.00       $4,005.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $6,100.00       $6,100.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $5,300.00       $5,300.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   -------------   -------------     -------------
------------------------------------------------------------------------------------
1A
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1B
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                           $1,606.80       $6,271.20       $7,878.00
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4
                                   NA              NA      $57,735.60
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,981.60
------------------------------------------------------------------------------------
6a
                                  N/A       $4,165.20       $4,165.20
------------------------------------------------------------------------------------
6b
                                  N/A       $6,344.00       $6,344.00
------------------------------------------------------------------------------------
6c
                                  N/A       $5,512.00       $5,512.00
------------------------------------------------------------------------------------

                                TOWER TOTAL COST
                                                                     PAGE 3 OF 3
TOWER HEIGHT 330'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
                                                             LIGHT TOWER LOADING
TYPE OF TOWER SELF-SUPPORTING

TOWER PRICING SHEET                                                    MATERIAL COST        COST         TOTAL COST
-------------------                                                   --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                $118,655.00        $44,340.00      $162,995.00
---------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:            $123,401.20     $46,113.60    $169,514.80
------------------------------------------------------------------------------------


Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 3
TOWER HEIGHT 330'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                               MEDIUM TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications        $109,365.00      $27,660.00     $137,025.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $535.00              NA         $535.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications          $2,300.00       $4,025.00       $6,325.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $690.00       $1,065.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $3,935.00       $2,020.00       $5,955.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,480.00       $2,020.00       $4,500.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,725.00       $2,020.00       $5,745.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,960.00       $4,015.00      $25,975.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,195.00       $6,025.00      $32,220.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $3,510.00       $9,680.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $8,565.00       $5,315.00      $13,880.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $3,830.00              NA       $3,830.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $3,980.00              NA       $3,980.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $745.00         $745.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
-----                  -------------   ---------------   -----------
------------------------------------------------------------------------------------
1
                          $113,739.60      $28,766.40     $142,506.00
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $556.40              NA         $556.40
------------------------------------------------------------------------------------
6
                            $2,392.00       $4,186.00       $6,578.00
------------------------------------------------------------------------------------
7                             $717.60       $1,107.60       $1,825.20
------------------------------------------------------------------------------------
8                           $4,092.40       $2,100.80       $6,193.20
------------------------------------------------------------------------------------
9A
                            $2,579.20       $2,100.80       $4,680.00
------------------------------------------------------------------------------------
9B
                            $3,874.00       $2,100.80       $5,974.80
------------------------------------------------------------------------------------
9C
                           $22,838.40       $4,175.60      $27,014.00
------------------------------------------------------------------------------------
9D
                           $27,242.80       $6,266.00      $33,508.80
------------------------------------------------------------------------------------
9E
                            $6,416.80       $3,650.40      $10,067.20
------------------------------------------------------------------------------------
10
                            $8,907.60       $5,527.60      $14,435.20
------------------------------------------------------------------------------------
11A
                            $3,983.20              NA       $3,983.20
------------------------------------------------------------------------------------
11B
                            $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
11C
                            $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
12
                            $4,139.20              NA       $4,139.20
------------------------------------------------------------------------------------
13                                N/A         $774.80         $774.80
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
TOWER HEIGHT 330'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
                                                            MEDIUM TOWER LOADING
TYPE OF TOWER SELF-SUPPORTING                                        PAGE 2 OF 3

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De- rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De- rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications          $1,545.00       $6,030.00       $7,575.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,515.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,790.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $4,005.00       $4,005.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $6,100.00       $6,100.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $5,300.00       $5,300.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
-----                  -------------    ------------     ----------
------------------------------------------------------------------------------------
1A
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1B
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                           $1,606.80       $6,271.20       $7,878.00
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4
                                   NA              NA      $57,735.60
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,981.60
------------------------------------------------------------------------------------
6a
                                  N/A       $4,165.20       $4,165.20
------------------------------------------------------------------------------------
6b
                                  N/A       $6,344.00       $6,344.00
------------------------------------------------------------------------------------
6c
                                  N/A       $5,512.00       $5,512.00
------------------------------------------------------------------------------------

                                TOWER TOTAL COST
                                                                     PAGE 3 OF 3
TOWER HEIGHT 330'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                               MEDIUM TOWER LOADING

TOWER PRICING SHEET                                                    MATERIAL COST        COST         TOTAL COST
-------------------                                                   --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                $139,370.00        $44,340.00      $183,710.00
---------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:            $144,944.80     $46,113.60    $191,058.40
------------------------------------------------------------------------------------

Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 2
TOWER HEIGHT 330'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
TYPE OF TOWER SELF-SUPPORTING                                HEAVY TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications        $120,480.00      $27,660.00     $148,140.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $535.00              NA         $535.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications          $2,300.00       $4,025.00       $6,325.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $690.00       $1,065.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $3,935.00       $2,020.00       $5,955.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,480.00       $2,020.00       $4,500.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,725.00       $2,020.00       $5,745.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,960.00       $4,015.00      $25,975.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,195.00       $6,025.00      $32,220.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $3,510.00       $9,680.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $8,565.00       $5,315.00      $13,880.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $3,830.00              NA       $3,830.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $3,980.00              NA       $3,980.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                 NA         $745.00         $745.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   -------------   -------------     -------------
1
                          $125,299.20      $28,766.40     $154,065.60
------------------------------------------------------------------------------------
2                                  NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3                                  NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $556.40              NA         $556.40
------------------------------------------------------------------------------------
6
                            $2,392.00       $4,186.00       $6,578.00
------------------------------------------------------------------------------------
7                             $717.60       $1,107.60       $1,825.20
------------------------------------------------------------------------------------
8                           $4,092.40       $2,100.80       $6,193.20
------------------------------------------------------------------------------------
9A                          $2,579.20       $2,100.80       $4,680.00
------------------------------------------------------------------------------------
9B                          $3,874.00       $2,100.80       $5,974.80
------------------------------------------------------------------------------------
9C                         $22,838.40       $4,175.60      $27,014.00
------------------------------------------------------------------------------------
9D                         $27,242.80       $6,266.00      $33,508.80
------------------------------------------------------------------------------------
9E                          $6,416.80       $3,650.40      $10,067.20
------------------------------------------------------------------------------------
10                          $8,907.60       $5,527.60      $14,435.20
------------------------------------------------------------------------------------
11A                         $3,983.20              NA       $3,983.20
------------------------------------------------------------------------------------
11B                         $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
11C                         $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
12                          $4,139.20              NA       $4,139.20
------------------------------------------------------------------------------------
13                                 NA         $774.80         $774.80
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
TOWER HEIGHT 330'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
                                                             HEAVY TOWER LOADING
TYPE OF TOWER SELF-SUPPORTING                                        PAGE 2 OF 2

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications        $114,230.00      $28,725.00     $142,955.00
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications        $140,130.00      $28,725.00     $168,855.00
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications        $114,470.00      $28,725.00     $143,195.00
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications        $154,975.00      $29,800.00     $184,755.00
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications        $118,450.00      $29,800.00     $148,250.00
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications        $176,790.00      $30,850.00     $207,640.00
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications        $137,810.00      $30,850.00     $168,660.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications          $1,545.00       $6,030.00       $7,575.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00              NA     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00              NA     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00              NA     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00              NA     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,515.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,790.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                 NA       $4,005.00       $4,005.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                 NA       $6,100.00       $6,100.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                 NA       $5,300.00       $5,300.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   -------------   -------------     -------------
---------------------------------------------------------------------------------
1A                     $118,799.20      $29,874.00     $148,673.20
---------------------------------------------------------------------------------
1B                     $145,735.20      $29,874.00     $175,609.20
---------------------------------------------------------------------------------
1C                     $119,048.80      $29,874.00     $148,922.80
---------------------------------------------------------------------------------
1D                     $161,174.00      $30,992.00     $192,145.20
---------------------------------------------------------------------------------
1E                     $123,188.00      $30,992.00     $154,180.00
---------------------------------------------------------------------------------
1F                     $183,861.60      $32,084.00     $215,945.60
---------------------------------------------------------------------------------
1G                     $143,322.40      $32,084.00     $175,406.40
---------------------------------------------------------------------------------
2                        $1,606.80       $6,271.20       $7,878.00
---------------------------------------------------------------------------------
3A                     $439,732.80              NA     $439,732.80
---------------------------------------------------------------------------------
3B                     $301,579.20              NA     $301,579.20
---------------------------------------------------------------------------------
3C                     $175,219.20              NA     $175,219.20
---------------------------------------------------------------------------------
3D                     $140,400.00              NA     $140,400.00
---------------------------------------------------------------------------------
4                              NA              NA      $57,735.60
---------------------------------------------------------------------------------
5                              NA              NA       $4,981.60
---------------------------------------------------------------------------------
6a                             NA       $4,165.20       $4,165.20
---------------------------------------------------------------------------------
6b                             NA       $6,344.00       $6,344.00
---------------------------------------------------------------------------------
6c                             NA       $5,512.00       $5,512.00
---------------------------------------------------------------------------------

                                TOWER TOTAL COST
TOWER HEIGHT 330'                         TOWER MEMBER CONSTRUCTION TYPE TUBULAR
                                                             HEAVY TOWER LOADING
TYPE OF TOWER SELF-SUPPORTING                                        PAGE 3 OF 3

TOWER PRICING SHEET                                                   MATERIAL COST        COST         TOTAL COST
-------------------                                                   --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                $150,485.00        $44,340.00      $194,825.00
---------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:            $156,504.40    $46,113.60      $202,618.00
------------------------------------------------------------------------------------


Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET

                                                                     PAGE 1 OF 3
TOWER HEIGHT 330'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                          LIGHT TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $39,852.00      $30,850.00      $70,702.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $535.00              NA         $535.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications          $1,050.00       $2,025.00       $3,075.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $690.00       $1,065.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $3,500.00       $2,025.00       $5,525.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,480.00       $2,025.00       $4,505.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,725.00       $2,025.00       $5,750.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,960.00       $4,015.00      $25,975.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,195.00       $6,025.00      $32,220.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $3,510.00       $9,680.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $8,565.00       $5,320.00      $13,885.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $3,830.00              NA       $3,830.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $2,550.00              NA       $2,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $745.00         $745.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1
                           $41,446.08      $32,084.00      $73,530.08
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $556.40              NA         $556.40
------------------------------------------------------------------------------------
6
                            $1,092.00       $2,106.00       $3,198.00
------------------------------------------------------------------------------------
7                             $717.60       $1,107.60       $1,825.20
------------------------------------------------------------------------------------
8                           $3,640.00       $2,106.00       $5,746.00
------------------------------------------------------------------------------------
9A

                            $2,579.20       $2,106.00       $4,685.20
------------------------------------------------------------------------------------
9B

                            $3,874.00       $2,106.00       $5,980.00
------------------------------------------------------------------------------------
9C

                           $22,838.40       $4,175.60      $27,014.00
------------------------------------------------------------------------------------
9D

                           $27,242.80       $6,266.00      $33,508.80
------------------------------------------------------------------------------------
9E
                            $6,416.80       $3,650.40      $10,067.20
------------------------------------------------------------------------------------
10
                            $8,907.60       $5,532.80      $14,440.40
------------------------------------------------------------------------------------
11A
                            $3,983.20              NA       $3,983.20
------------------------------------------------------------------------------------
11B
                            $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
11C

                            $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
12
                            $2,652.00              NA       $2,652.00
------------------------------------------------------------------------------------
13                                N/A         $774.80         $774.80
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS

TOWER HEIGHT 330'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
                                                             LIGHT TOWER LOADING
TYPE OF TOWER GUYED                                                  PAGE 2 OF 3

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N.A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De- rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De- rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $710.00       $3,010.00       $3,720.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,515.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,790.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $4,145.00       $4,145.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $6,460.00       $6,460.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $5,805.00       $5,805.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1A

                                  N/A             N/A             N.A
------------------------------------------------------------------------------------
1B

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G

                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                             $738.40       $3,130.40       $3,868.80
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C

                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D

                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4

                                   NA              NA      $57,735.60
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,981.60
------------------------------------------------------------------------------------
6a
                                  N/A       $4,310.80       $4,310.80
------------------------------------------------------------------------------------
6b
                                  N/A       $6,718.40       $6,718.40
------------------------------------------------------------------------------------
6c

                                  N/A       $6,037.20       $6,037.20
------------------------------------------------------------------------------------

                                TOWER TOTAL COST

                                                                     PAGE 3 OF 3
TOWER HEIGHT 330'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
                                                             LIGHT TOWER LOADING

TYPE OF TOWER GUYED

TOWER PRICING SHEET                                                   MATERIAL COST        COST         TOTAL COST
-------------------                                                   --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                $66,742.00      $45,540.00       $112,282.00
  ----------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:          $69,411.68         $47,361.60      $116,773.28
------------------------------------------------------------------------------------

Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 3
TOWER HEIGHT 330'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                         MEDIUM TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $50,172.00      $30,850.00      $81,022.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $535.00              NA         $535.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications          $1,050.00       $2,025.00       $3,075.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $690.00       $1,065.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $3,500.00       $2,025.00       $5,525.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,480.00       $2,025.00       $4,505.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,725.00       $2,025.00       $5,750.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,960.00       $4,015.00      $25,975.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,195.00       $6,025.00      $32,220.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $3,510.00       $9,680.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $8,565.00       $5,320.00      $13,885.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $3,830.00              NA       $3,830.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $2,550.00              NA       $2,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                N/A         $745.00         $745.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   -------------   -------------     ----------
------------------------------------------------------------------------------------
1
                           $52,178.88      $32,084.00      $84,262.88
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $556.40              NA         $556.40
------------------------------------------------------------------------------------
6
                            $1,092.00       $2,106.00       $3,198.00
------------------------------------------------------------------------------------
7                             $717.60       $1,107.60       $1,825.20
------------------------------------------------------------------------------------
8                           $3,640.00       $2,106.00       $5,746.00
------------------------------------------------------------------------------------
9A
                            $2,579.20       $2,106.00       $4,685.20
------------------------------------------------------------------------------------
9B
                            $3,874.00       $2,106.00       $5,980.00
------------------------------------------------------------------------------------
9C
                           $22,838.40       $4,175.60      $27,014.00
------------------------------------------------------------------------------------
9D
                           $27,242.80       $6,266.00      $33,508.80
------------------------------------------------------------------------------------
9E
                            $6,416.80       $3,650.40      $10,067.20
------------------------------------------------------------------------------------
10
                            $8,907.60       $5,532.80      $14,440.40
------------------------------------------------------------------------------------
11A
                            $3,983.20              NA       $3,983.20
------------------------------------------------------------------------------------
11B
                            $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
11C
                            $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
12
                            $2,652.00              NA       $2,652.00
------------------------------------------------------------------------------------
13                                N/A         $774.80         $774.80
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
TOWER HEIGHT 330'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
                                                            MEDIUM TOWER LOADING
TYPE OF TOWER GUYED                                                  PAGE 2 OF 3

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N.A
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De- rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De- rated
                        (with erection under
                        installation)          Per Specifications                N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $710.00       $3,010.00       $3,720.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00             N/A     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00             N/A     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00             N/A     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00             N/A     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,515.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,790.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                N/A       $4,145.00       $4,145.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                N/A       $6,460.00       $6,460.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                N/A       $5,805.00       $5,805.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   -------------   -------------   -------------
------------------------------------------------------------------------------------
1A
                                  N/A             N/A             N.A
------------------------------------------------------------------------------------
1B
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1C
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1D
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1E
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1F
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
1G
                                  N/A             N/A             N/A
------------------------------------------------------------------------------------
2                             $738.40       $3,130.40       $3,868.80
------------------------------------------------------------------------------------
3A
                          $439,732.80             N/A     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20             N/A     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20             N/A     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00             N/A     $140,400.00
------------------------------------------------------------------------------------
4
                                   NA              NA      $57,735.60
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,981.60
------------------------------------------------------------------------------------
6a
                                  N/A       $4,310.80       $4,310.80
------------------------------------------------------------------------------------
6b
                                  N/A       $6,718.40       $6,718.40
------------------------------------------------------------------------------------
6c
                                  N/A       $6,037.20       $6,037.20
------------------------------------------------------------------------------------

                                TOWER TOTAL COST
                                                                     PAGE 3 OF 3
TOWER HEIGHT 330'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                         MEDIUM TOWER LOADING

TOWER PRICING SHEET                                                   MATERIAL COST        COST         TOTAL COST
-------------------                                                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                $77,062.00         $45,540.00    $122,602.00
--------------------------------------------------------------------------------------------------------------------

                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
----------------------------------------------------------------------
  Total Cost:            $80,144.48       $47,361.60     $127,506.08
----------------------------------------------------------------------

Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.

                              TOWER PRICING SHEET
                                                                     PAGE 1 OF 2
TOWER HEIGHT 330'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                          HEAVY TOWER LOADING

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Tower 80 MPH - 1/2
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $62,255.00      $30,850.00      $93,105.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Loading and
                        Stress Design          Per Specifications                 NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
3                       Tower Twist, Sway and
                        Displacement Design    Concrete Material                  NA    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
4                       Tower Loading Growth   Per Specifications                 NA              NA  Part of Item 1
--------------------------------------------------------------------------------------------------------------------
5                       Tower Foundation
                        Design                 Per Specifications            $535.00              NA         $535.00
--------------------------------------------------------------------------------------------------------------------
6                       Transmission Line
                        Cable Ladder System    Per Specifications          $1,050.00       $2,025.00       $3,075.00
--------------------------------------------------------------------------------------------------------------------
7                       Waveguide Bridge       Per Specifications            $690.00       $1,065.00       $1,755.00
--------------------------------------------------------------------------------------------------------------------
8                       Climbing Ladder        Per Specifications          $3,500.00       $2,025.00       $5,525.00
--------------------------------------------------------------------------------------------------------------------
9A                      Tower Lighting -
                        Aviation Red
                        Obstruction Lights     Per Specifications          $2,480.00       $2,025.00       $4,505.00
--------------------------------------------------------------------------------------------------------------------
9B                      Tower Lighting -
                        Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications          $3,725.00       $2,025.00       $5,750.00
--------------------------------------------------------------------------------------------------------------------
9C                      Tower Lighting - High
                        Intensity White
                        Obstruction Lights     Per Specifications         $21,960.00       $4,015.00      $25,975.00
--------------------------------------------------------------------------------------------------------------------
9D                      Tower Lighting - High
                        and Medium Intensity
                        White Obstruction
                        Lights                 Per Specifications         $26,195.00       $6,025.00      $32,220.00
--------------------------------------------------------------------------------------------------------------------
9E                      Tower Lighting - Dual
                        Lighting System        Per Specifications          $6,170.00       $3,510.00       $9,680.00
--------------------------------------------------------------------------------------------------------------------
10                      Microwave Dish Ice
                        Shields                Per Specifications          $8,565.00       $5,320.00      $13,885.00
--------------------------------------------------------------------------------------------------------------------
11A                     Warranty - 2 Year
                        Warranty               Per Specifications          $3,830.00              NA       $3,830.00
--------------------------------------------------------------------------------------------------------------------
11B                     Warranty - 3 year
                        Extended Warranty      Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
11C                     Warranty - Non-24
                        Hour Extended
                        Warranty               Per Specifications          $4,255.00              NA       $4,255.00
--------------------------------------------------------------------------------------------------------------------
12                      Shipping/Delivery
                        Charges                Per Specifications          $2,550.00              NA       $2,550.00
--------------------------------------------------------------------------------------------------------------------
13                      Off-loading            Per Specifications                 NA         $745.00         $745.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   -------------   -------------     -------------
------------------------------------------------------------------------------------
1
                           $64,745.20      $32,084.00      $96,829.20
------------------------------------------------------------------------------------
2
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
3
                                   NA    Design Costs  Part of Item 1
------------------------------------------------------------------------------------
4                                  NA              NA  Part of Item 1
------------------------------------------------------------------------------------
5
                              $556.40              NA         $556.40
------------------------------------------------------------------------------------
6
                            $1,092.00       $2,106.00       $3,198.00
------------------------------------------------------------------------------------
7                             $717.60       $1,107.60       $1,825.20
------------------------------------------------------------------------------------
8                           $3,640.00       $2,106.00       $5,746.00
------------------------------------------------------------------------------------
9A
                            $2,579.20       $2,106.00       $4,685.20
------------------------------------------------------------------------------------
9B
                            $3,874.00       $2,106.00       $5,980.00
------------------------------------------------------------------------------------
9C
                           $22,838.40       $4,175.60      $27,014.00
------------------------------------------------------------------------------------
9D
                           $27,242.80       $6,266.00      $33,508.80
------------------------------------------------------------------------------------
9E
                            $6,416.80       $3,650.40      $10,067.20
------------------------------------------------------------------------------------
10
                            $8,907.60       $5,532.80      $14,440.40
------------------------------------------------------------------------------------
11A
                            $3,983.20              NA       $3,983.20
------------------------------------------------------------------------------------
11B
                            $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
11C
                            $4,425.20              NA       $4,425.20
------------------------------------------------------------------------------------
12
                            $2,652.00              NA       $2,652.00
------------------------------------------------------------------------------------
13                                 NA         $774.80         $774.80
------------------------------------------------------------------------------------

                              TOWER OPTIONAL ITEMS
TOWER HEIGHT 330'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
                                                             HEAVY TOWER LOADING
TYPE OF TOWER GUYED                                                  PAGE 2 OF 2

                                                                                       INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1A                      Optional 80 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications         $58,380.00      $30,850.00      $89,230.00
--------------------------------------------------------------------------------------------------------------------
1B                      Optional 80 MPH -
                        1inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications         $81,445.00      $35,110.00     $116,555.00
--------------------------------------------------------------------------------------------------------------------
1C                      Optional 80 MPH -
                        1inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications         $63,600.00      $30,850.00      $94,450.00
--------------------------------------------------------------------------------------------------------------------
1D                      Optional 90 MPH -
                        1/2 inch Ice -
                        Concurrent (with
                        erection under
                        installation)          Per Specifications         $79,030.00      $36,170.00     $115,200.00
--------------------------------------------------------------------------------------------------------------------
1E                      Optional 90 MPH -
                        1/2 inch Ice -
                        De-rated (with
                        erection under
                        installation)          Per Specifications         $61,295.00      $30,850.00      $92,145.00
--------------------------------------------------------------------------------------------------------------------
1F                      Optional 90 MPH - 1
                        inch Ice - Concurrent
                        (with erection under
                        installation)          Per Specifications         $95,800.00      $37,025.00     $132,825.00
--------------------------------------------------------------------------------------------------------------------
1G                      Optional 90 MPH - 1
                        inch Ice - De-rated
                        (with erection under
                        installation)          Per Specifications         $77,630.00      $31,915.00     $109,545.00
--------------------------------------------------------------------------------------------------------------------
2                       Tower Painting         Per Specifications            $710.00       $3,010.00       $3,720.00
--------------------------------------------------------------------------------------------------------------------
3A                      Portable Tower - PMTT
                        40 Meter, Truck Mnt.   Per Specifications        $422,820.00              NA     $422,820.00
--------------------------------------------------------------------------------------------------------------------
3B                      Portable Tower - PMTT
                        30 Meter, Truck Mnt.   Per Specifications        $289,980.00              NA     $289,980.00
--------------------------------------------------------------------------------------------------------------------
3C                      Portable Tower - PMTT
                        30 Meter, Trailer
                        Mnt.                   Per Specifications        $168,480.00              NA     $168,480.00
--------------------------------------------------------------------------------------------------------------------
3D                      Portable Tower - PMTT
                        22.5 Meter, Trailer
                        Mnt.                   Per Specifications        $135,000.00              NA     $135,000.00
--------------------------------------------------------------------------------------------------------------------
4                       Dissassembling and
                        Removal of Existing
                        Tower                  Per Specifications                 NA              NA      $55,515.00
--------------------------------------------------------------------------------------------------------------------
5                       Removal of Existing
                        Tower Foundation       Per Specifications                 NA              NA       $4,790.00
--------------------------------------------------------------------------------------------------------------------
6a                      Warranty - 2 Year
                        Maintenance            Per Specifications                 NA       $4,145.00       $4,145.00
--------------------------------------------------------------------------------------------------------------------
6b                      Warranty - 3 year
                        Extended Maintenance   Per Specifications                 NA       $6,460.00       $6,460.00
--------------------------------------------------------------------------------------------------------------------
6c                      Warranty - Non-24
                        Hour Extended
                        Maintenance            Per Specifications                 NA       $5,805.00       $5,805.00
--------------------------------------------------------------------------------------------------------------------
                                        INSTALLATION
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   -------------   -------------     -------------
------------------------------------------------------------------------------------
1A
                           $60,715.20      $32,084.00      $92,799.20
------------------------------------------------------------------------------------
1B
                           $84,702.80      $36,514.40     $121,217.20
------------------------------------------------------------------------------------
1C
                           $66,144.00      $32,084.00      $98,228.00
------------------------------------------------------------------------------------
1D
                           $82,191.20      $37,616.80     $119,808.00
------------------------------------------------------------------------------------
1E
                           $63,746.80      $32,084.00      $95,830.80
------------------------------------------------------------------------------------
1F
                           $99,632.00      $38,506.00     $138,138.00
------------------------------------------------------------------------------------
1G
                           $80,735.20      $33,191.60     $113,926.80
------------------------------------------------------------------------------------
2                             $738.40       $3,130.40       $3,868.80
------------------------------------------------------------------------------------
3A
                          $439,732.80              NA     $439,732.80
------------------------------------------------------------------------------------
3B
                          $301,579.20              NA     $301,579.20
------------------------------------------------------------------------------------
3C
                          $175,219.20              NA     $175,219.20
------------------------------------------------------------------------------------
3D
                          $140,400.00              NA     $140,400.00
------------------------------------------------------------------------------------
4
                                   NA              NA      $57,735.60
------------------------------------------------------------------------------------
5
                                   NA              NA       $4,981.60
------------------------------------------------------------------------------------
6a
                                   NA       $4,310.80       $4,310.80
------------------------------------------------------------------------------------
6b
                                   NA       $6,718.40       $6,718.40
------------------------------------------------------------------------------------
6c
                                   NA       $6,037.20       $6,037.20
------------------------------------------------------------------------------------

                                TOWER TOTAL COST
TOWER HEIGHT 330'                            TOWER MEMBER CONSTRUCTION TYPE TUBE
TYPE OF TOWER GUYED                                          HEAVY TOWER LOADING
                                                                     PAGE 3 OF 3

TOWER PRICING SHEET                                                    MATERIAL COST        COST         TOTAL COST
-------------------                                                   --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
                            Total Cost:                                $89,145.00        $45,540.00       $134,685.00
--------------------------------------------------------------------------------------------------------------------


                                        INSTALLATION
                       MATERIAL COST        COST         TOTAL COST
---------------------  --------------  --------------  --------------
------------------------------------------------------------------------------------
  Total Cost:            $92,710.80      $47,361.60      $140,072.40
------------------------------------------------------------------------------------


Note: Items 1-8,9e,10,11a,12,13 used to calculate a total cost.

                              POLE PRICING SHEET
                                                                    PAGE 1 OF 2
POLE HEIGHT: 60'                       POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice - Concurrent         Per           $  5,351.00       $  5,660.00        $ 11,011.00
     (with erection under installation)         Specifications
--------------------------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                          Per            Included in      Design Costs         Part of
                                                Specifications        Item 1                              Item 1
--------------------------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                                Per           $    691.00       $  1,064.00        $  1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4   EIA Grounding                                   Per           $     50.00       $    350.00        $    400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5   Cap Plate                                       Per           $     60.00       $     50.00        $    110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                        Per           $     10.00       $     50.00        $     60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                          Per           $  1,182.00       $    240.00        $  1,422.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                            Per           $    650.00       $    395.00        $  1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                            Per           $  1,050.00       $    395.00        $  1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                            Per           $  3,600.00       $  2,850.00        $  6,450.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                        Per           $  2,100.00       $    325.00        $  2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 12  Step Bolts                                      Per           $    160.00       $     60.00        $    220.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights               Per           $  2,200.00       $  1,000.00        $  3,200.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                      Per           $  1,338.00             N/A          $  1,338.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty             Per           $  1,605.00             N/A          $  1,605.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended                 Per           $  1,205.00             N/A          $  1,205.00
     Warranty                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                       Per           $  1,250.00             N/A          $  1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 18  Off-Loading                                     Per           Included in       $    532.00        $    532.00
                                                Specifications       Install
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1
         $  5,565.04     $  5,886.40       $ 11,451.44
------------------------------------------------------
 2       Included in     Design Costs        Part of
            Item 1                            Item 1
------------------------------------------------------
 3
         $    718.64     $  1,106.56       $  1,825.20
------------------------------------------------------
 4
         $     52.00     $    364.00       $    416.00
------------------------------------------------------
 5
         $     62.40     $     52.00       $    114.40
------------------------------------------------------
 6
         $     10.40     $     52.00       $     62.40
------------------------------------------------------
 7
         $  1,229.28     $    249.60       $  1,478.88
------------------------------------------------------
 8
         $    676.00     $    410.80       $  1,086.80
------------------------------------------------------
 9
         $  1,092.00     $    410.80       $  1,502.80
------------------------------------------------------
 10
         $  3,744.00     $  2,964.00       $  6,708.00
------------------------------------------------------
 11
         $  2,184.00     $    338.00       $  2,522.00
------------------------------------------------------
 12
         $    166.40     $     62.40       $    228.80
------------------------------------------------------
 13
         $  2,288.00     $  1,040.00       $  3,328.00
------------------------------------------------------
 14                           N/A
         $  1,391.52                       $  1,391.52
------------------------------------------------------
 15                           N/A
         $  1,669.20                       $  1,669.20
------------------------------------------------------
 16                           N/A
         $  1,253.20                       $  1,253.20
------------------------------------------------------
 17                           N/A
         $  1,300.00                       $  1,300.00
------------------------------------------------------
 18      Included in
           Install       $    553.28       $    553.28
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                     MATERIAL      INSTALLATION       TOTAL         MATERIAL       INSTALLATION       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST         $  9,231.00     $  6,832.00     $ 16,063.00     $  9,600.24     $  7,105.28     $ 16,705.52
--------------------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                         POLE VARIATION PRICING SHEET
POLE HEIGHT: 60'                       POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL                                                  PAGE 2 OF 2

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST    TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract                    Per               N/A         $  1,415.00       $  1,415.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 2   3 Additional Years - Maintenance                 Per               N/A         $  1,698.00       $  1,698.00
     Contract                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended                    Per               N/A         $  1,275.00       $  1,275.00
     Maintenance Contract                       Specifications
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1            N/A
                             1471.6           1471.6
------------------------------------------------------
 2            N/A
                            1765.92          1765.92
------------------------------------------------------
 3            N/A
                               1326             1326
------------------------------------------------------

                              POLE PRICING SHEET
                                                                    PAGE 1 OF 2
POLE HEIGHT: 80'                       POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice - Concurrent         Per          $  6,927.00       $  6,300.00         $ 13,227.00
     (with erection under installation)         Specifications
--------------------------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                          Per            Included in     Design Costs          Part of
                                                Specifications        Item 1                              Item 1
--------------------------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                                Per          $    691.00       $  1,064.00         $  1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4   EIA Grounding                                   Per          $     50.00       $    350.00         $    400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5   Cap Plate                                       Per          $     60.00       $     50.00         $    110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                        Per          $     10.00       $     50.00         $     60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                          Per          $  1,240.00       $    240.00         $  1,480.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                            Per          $    650.00       $    395.00         $  1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                            Per          $  1,050.00       $    395.00         $  1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                            Per          $  1,860.00       $  2,850.00         $  4,710.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                        Per          $  2,100.00       $    325.00         $  2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 12  Step Bolts                                      Per          $    185.00       $     60.00         $    245.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights               Per          $  2,200.00       $  1,000.00         $  3,200.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                      Per          $  1,730.00             N/A           $  1,730.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty             Per          $  2,080.00             N/A           $  2,080.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended                 Per          $  1,560.00             N/A           $  1,560.00
     Warranty                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                       Per          $  1,250.00             N/A           $  1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 18  Off-Loading                                     Per          Included in       $    532.00         $    532.00
                                                Specifications      Install
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1
         $  7,204.08     $  6,552.00       $ 13,756.08
------------------------------------------------------
 2       Included in     Design Costs        Part of
            Item 1                            Item 1
------------------------------------------------------
 3
         $    718.64     $  1,106.56       $  1,825.20
------------------------------------------------------
 4
         $     52.00     $    364.00       $    416.00
------------------------------------------------------
 5
         $     62.40     $     52.00       $    114.40
------------------------------------------------------
 6
         $     10.40     $     52.00       $     62.40
------------------------------------------------------
 7
         $  1,289.60     $    249.60       $  1,539.20
------------------------------------------------------
 8
         $    676.00     $    410.80       $  1,086.80
------------------------------------------------------
 9
         $  1,092.00     $    410.80       $  1,502.80
------------------------------------------------------
 10
         $  1,934.40     $  2,964.00       $  4,898.40
------------------------------------------------------
 11
         $  2,184.00     $    338.00       $  2,522.00
------------------------------------------------------
 12
         $    192.40     $     62.40       $    254.80
------------------------------------------------------
 13
         $  2,288.00     $  1,040.00       $  3,328.00
------------------------------------------------------
 14                           N/A
         $  1,799.20                       $  1,799.20
------------------------------------------------------
 15                           N/A
         $  2,163.20                       $  2,163.20
------------------------------------------------------
 16                           N/A
         $  1,622.40                       $  1,622.40
------------------------------------------------------
 17                           N/A
         $  1,300.00                       $  1,300.00
------------------------------------------------------
 18      Included in
           Install       $    553.28       $    553.28
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                     MATERIAL      INSTALLATION       TOTAL         MATERIAL       INSTALLATION       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST         $ 11,257.00     $  7,472.00     $ 18,729.00     $ 11,707.28     $  7,770.88     $ 19,478.16
--------------------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                         POLE VARIATION PRICING SHEET
POLE HEIGHT: 80'                       POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL                                                  PAGE 2 OF 2

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST    TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract                    Per               N/A         $  1,575.00       $  1,575.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 2   3 Additional Years - Maintenance                 Per               N/A         $  1,890.00       $  1,890.00
     Contract                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended                    Per               N/A         $  1,415.00       $  1,415.00
     Maintenance Contract                       Specifications
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1           N/A
                         $  1,638.00       $  1,638.00
------------------------------------------------------
 2           N/A
                         $  1,965.60       $  1,965.60
------------------------------------------------------
 3           N/A
                         $  1,471.60       $  1,471.60
------------------------------------------------------

                             POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 100'                      POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice - Concurrent         Per           $10,831.00        $6,940.00          $17,771.00
     (with erection under installation)         Specifications
--------------------------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                          Per           Included in       Design Costs         Part of
                                                Specifications        Item 1                              Item 1
--------------------------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                                Per           $   691.00        $1,064.00          $ 1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4   EIA Grounding                                   Per           $    50.00        $  350.00          $   400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5   Cap Plate                                       Per           $    60.00        $   50.00          $   110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                        Per           $    10.00        $   50.00          $    60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                          Per           $ 1,290.00        $  240.00          $ 1,530.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                            Per           $   650.00        $  395.00          $ 1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                            Per           $ 1,050.00        $  395.00          $ 1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                            Per           $ 1,860.00        $2,850.00          $ 4,710.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                        Per           $ 2,100.00        $  325.00          $ 2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 12  Step Bolts                                      Per           $   225.00        $   60.00          $   285.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights               Per           $ 2,250.00        $1,100.00          $ 3,350.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                      Per           $ 2,710.00          N/A              $ 2,710.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty             Per           $ 3,250.00          N/A              $ 3,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended                 Per           $ 2,440.00          N/A              $ 2,440.00
     Warranty                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                       Per           $ 1,250.00          N/A              $ 1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 18  Off-Loading                                     Per           Included in       $  532.00          $   532.00
                                                Specifications       Install
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1
         $11,264.24      $7,217.60         $18,481.84
------------------------------------------------------
 2       Included in     Design Costs       Part of
           Item 1                            Item 1
------------------------------------------------------
 3
         $   718.64      $1,106.56         $ 1,825.20
------------------------------------------------------
 4
         $    52.00      $  364.00         $   416.00
------------------------------------------------------
 5
         $    62.40      $   52.00         $   114.40
------------------------------------------------------
 6
         $    10.40      $   52.00         $    62.40
------------------------------------------------------
 7
         $ 1,341.60      $  249.60         $ 1,591.20
------------------------------------------------------
 8
         $   676.00      $  410.80         $ 1,086.80
------------------------------------------------------
 9
         $ 1,092.00      $  410.80         $ 1,502.80
------------------------------------------------------
 10
         $ 1,934.40      $2,694.00         $ 4,898.40
------------------------------------------------------
 11
         $ 2,184.00      $  338.00         $ 2,522.00
------------------------------------------------------
 12
         $   234.00      $   62.40         $   296.40
------------------------------------------------------
 13
         $ 2,340.00      $1,144.00         $ 3,484.00
------------------------------------------------------
 14                         N/A
         $ 2,818.40                        $ 2,818.40
------------------------------------------------------
 15                         N/A
         $ 3,380.00                        $ 3,380.00
------------------------------------------------------
 16                         N/A
         $ 2,537.60                        $ 2,537.60
------------------------------------------------------
 17                         N/A
         $ 1,300.00                        $ 1,300.00
------------------------------------------------------
 18      Included in
           Install       $  553.28         $   553.28
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                     MATERIAL      INSTALLATION       TOTAL         MATERIAL       INSTALLATION       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST         $ 16,191.00      $ 8,112.00     $ 24,303.00     $ 16,838.64     $  8,436.48     $ 25,275.12
--------------------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                        POLE VARIATION PRICING SHEET
POLE HEIGHT: 100'                      POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL                                                  PAGE 2 OF 2

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST    TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract                    Per               N/A         $  1,735.00        $  1,735.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 2   3 Additional Years - Maintenance                  Per              N/A         $  2,050.00        $  2,050.00
     Contract                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended                    Per               N/A         $  1,560.00        $  1,560.00
     Maintenance Contract                       Specifications
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1            N/A
                             1804.4          1804.4
------------------------------------------------------
 2            N/A
                               2132            2132
------------------------------------------------------
 3            N/A
                             1622.4          1622.4
------------------------------------------------------

                              POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 120'                      POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice - Concurrent         Per           $15,130.00        $7,560.00           $22,690.00
     (with erection under installation)         Specifications
--------------------------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                          Per           Included in       Design Costs         Part of
                                                Specifications       Item 1                               Item 1
--------------------------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                                Per           $   691.00        $1,064.00           $ 1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4   EIA Grounding                                   Per           $    50.00        $  350.00           $   400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5   Cap Plate                                       Per           $    60.00        $   50.00           $   110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                        Per           $    10.00        $   50.00           $    60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                          Per           $ 1,340.00        $  240.00           $ 1,580.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                            Per           $   650.00        $  395.00           $ 1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                            Per           $ 1,050.00        $  395.00           $ 1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                            Per           $ 1,860.00        $2,850.00           $ 4,710.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                        Per           $ 2,100.00        $  325.00           $ 2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 12  Step Bolts                                      Per           $   290.00        $   80.00           $   370.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights               Per           $ 2,250.00        $1,150.00           $ 3,400.00
                                               Specifications
--------------------------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                      Per           $ 3,785.00           N/A              $ 3,785.00
                                               Specifications
--------------------------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty             Per           $ 4,540.00           N/A              $ 4,540.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended                 Per           $ 3,400.00           N/A              $ 3,400.00
     Warranty                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                       Per           $ 1,250.00           N/A              $ 1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 18  Off-Loading                                     Per           Included in       $  532.00           $   532.00
                                                Specifications       Install
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1
         $15,735.20      $7,862.40         $23,597.60
------------------------------------------------------
 2       Included in     Design Costs       Part of
           Item 1                            Item 1
------------------------------------------------------
 3
         $   718.64      $1,106.56         $ 1,825.20
------------------------------------------------------
 4
         $    52.00      $  384.00         $   416.00
------------------------------------------------------
 5
         $    62.40      $   52.00         $   114.40
------------------------------------------------------
 6
         $    10.40      $   52.00         $    62.40
------------------------------------------------------
 7
         $ 1,393.60      $  249.60         $ 1,643.20
------------------------------------------------------
 8
         $   676.00      $  410.80         $ 1,086.80
------------------------------------------------------
 9
         $ 1,092.00      $  410.80         $ 1,502.80
------------------------------------------------------
 10
         $ 1,934.40      $2,964.00         $ 4,898.40
------------------------------------------------------
 11
         $ 2,184.00      $  338.00         $ 2,522.00
------------------------------------------------------
 12
         $   301.60      $   83.20         $   384.80
------------------------------------------------------
 13
         $ 2,340.00      $1,196.00         $ 3,536.00
------------------------------------------------------
 14                         N/A
         $ 3,936.40                        $ 3,936.40
------------------------------------------------------
 15                         N/A
         $ 4,721.60                        $ 4,721.60
------------------------------------------------------
 16                         N/A
         $ 3,536.00                        $ 3,536.00
------------------------------------------------------
 17                         N/A
         $ 1,300.00                        $ 1,300.00
------------------------------------------------------
 18      Included in
           Install       $  553.28         $   553.28
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                     MATERIAL      INSTALLATION       TOTAL         MATERIAL       INSTALLATION       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST         $ 21,615.00     $  8,732.00     $ 30,347.00     $ 22,479.60     $  9,081.28     $ 31,560.88
--------------------------------------------------------------------------------------------------------------------------------

Note: Items 1, 2, 4, 5, 7, 14, 17, 18 used to calculate a total cost.


                         POLE VARIATION PRICING SHEET
POLE HEIGHT: 120'                      POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL                                                  PAGE 2 OF 2

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST    TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract                    Per               N/A         $  1,890.00        $  1,890.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 2   3 Additional Years - Maintenance                 Per               N/A         $  2,265.00        $  2,265.00
     Contract                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended                    Per               N/A         $  1,700.00        $  1,700.00
     Maintenance Contract                       Specifications
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1            N/A
                             1965.6         1965.6
------------------------------------------------------
 2            N/A
                             2355.6         2355.6
------------------------------------------------------
 3            N/A
                               1768           1768
------------------------------------------------------

                               POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 140'                      POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice - Concurrent         Per           $ 19,962.00       $ 8,200.00         $ 28,162.00
     (with erection under installation)         Specifications
--------------------------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                          Per            Included in      Design Costs         Part of
                                                Specifications        Item 1                              Item 1
--------------------------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                                Per           $    691.00       $ 1,064.00         $  1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4   EIA Grounding                                   Per           $     50.00       $   350.00         $    400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5   Cap Plate                                       Per           $     60.00       $    50.00         $    110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                        Per           $     10.00       $    50.00         $     60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                          Per           $  1,390.00       $   240.00         $  1,630.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                            Per           $    650.00       $   395.00         $  1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                            Per           $  1,050.00       $   395.00         $  1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                            Per           $  1,860.00       $ 2,850.00         $  4,710.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                        Per           $  2,100.00       $   325.00         $  2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 12  Step Bolts                                      Per           $    330.00       $    80.00         $    410.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights               Per           $  2,500.00       $ 1,250.00         $  3,750.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                      Per           $  4,990.00           N/A            $  4,990.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty             Per           $  5,990.00           N/A            $  5,990.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended                 Per           $  4,490.00           N/A            $  4,490.00
     Warranty                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                       Per           $  1,250.00           N/A            $  1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 18  Off-Loading                                     Per           Included in
                                               Specifications        Install         $   532.00         $    532.00
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1
         $ 20,760.48     $  8,528.00       $ 29,288.48
------------------------------------------------------
 2       Included in     Design Costs        Part of
            Item 1                            Item 1
------------------------------------------------------
 3
         $    718.64     $  1,106.56       $  1,825.20
------------------------------------------------------
 4
         $     52.00     $    364.00       $    416.00
------------------------------------------------------
 5
         $     62.40     $     52.00       $    114.40
------------------------------------------------------
 6
         $     10.40     $     52.00       $     62.40
------------------------------------------------------
 7
         $  1,445.60     $    249.60       $  1,695.20
------------------------------------------------------
 8
         $    676.00     $    410.80       $  1,086.80
------------------------------------------------------
 9
         $  1,092.00     $    410.80       $  1,502.80
------------------------------------------------------
 10
         $  1,934.40     $  2,964.00       $  4,898.40
------------------------------------------------------
 11
         $  2,184.00     $    338.00       $  2,522.00
------------------------------------------------------
 12
         $    343.20     $     83.20       $    426.40
------------------------------------------------------
 13
         $  2,600.00     $  1,300.00       $  3,900.00
------------------------------------------------------
 14                           N/A
         $  5,189.60                       $  5,189.60
------------------------------------------------------
 15                           N/A
         $  6,229.60                       $  6,229.60
------------------------------------------------------
 16                           N/A
         $  4,669.60                       $  4,669.60
------------------------------------------------------
 17                           N/A
         $  1,300.00                       $  1,300.00
------------------------------------------------------
 18      Included in
           Install       $    553.28       $    553.28
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                     MATERIAL      INSTALLATION       TOTAL         MATERIAL       INSTALLATION       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST         $ 27,702.00     $  9,372.00     $ 37,074.00     $ 28,810.08     $  9,746.88     $ 38,556.96
--------------------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                         POLE VARIATION PRICING SHEET
POLE HEIGHT: 140'                      POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL                                                  PAGE 2 OF 2

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST    TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract                    Per               N/A         $  2,050.00       $  2,050.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 2   3 Additional Years -  Maintenance                Per               N/A         $  2,460.00       $  2,460.00
     Contract                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended                    Per
     Maintenance Contract                       Specifications          N/A         $  1,845.00       $  1,845.00
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1            N/A
                         $  2,132.00       $  2,132.00
------------------------------------------------------
 2            N/A
                         $  2,558.40       $  2,558.40
------------------------------------------------------
 3            N/A
                         $  1,918.80       $  1,918.80
------------------------------------------------------

                              POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 160'                      POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice - Concurrent         Per          $ 24,580.00       $  8,820.00         $ 33,400.00
     (with erection under installation)         Specifications
--------------------------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                          Per           Included in      Design Costs          Part of
                                                Specifications       Item 1                               Item 1
--------------------------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                                Per          $    691.00       $  1,064.00         $  1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4   EIA Grounding                                   Per          $     50.00       $    350.00         $    400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5   Cap Plate                                       Per          $     60.00       $     50.00         $    110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                        Per          $     10.00       $     50.00         $     60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                          Per          $  1,440.00       $    240.00         $  1,680.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                            Per          $    650.00       $    395.00         $  1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                            Per          $  1,050.00       $    395.00         $  1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                            Per          $  1,860.00       $  2,850.00         $  4,710.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                        Per          $  2,100.00       $    325.00         $  2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 12  Step Bolts                                      Per          $    360.00       $    100.00         $    460.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights               Per          $  2,500.00       $  1,250.00         $  3,750.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                      Per          $  6,145.00            N/A            $  6,145.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty             Per          $  7,375.00            N/A            $  7,375.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended                 Per          $  5,530.00            N/A            $  5,530.00
     Warranty                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                       Per          $  1,250.00            N/A            $  1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 18  Off-Loading                                     Per          Included in       $    532.00         $    532.00
                                                Specifications      Install
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1       $ 25,563.20     $  9,172.80       $ 34,736.00
------------------------------------------------------
 2       Included in     Design Costs        Part of
            Item 1                            Item 1
------------------------------------------------------
 3
         $    718.64     $  1,106.56       $  1,825.20
------------------------------------------------------
 4
         $     52.00     $    364.00       $    416.00
------------------------------------------------------
 5
         $     62.40     $     52.00       $    114.40
------------------------------------------------------
 6
         $     10.40     $     52.00       $     62.40
------------------------------------------------------
 7
         $  1,497.60     $    249.60       $  1,747.20
------------------------------------------------------
 8
         $    676.00     $    410.80       $  1,086.80
------------------------------------------------------
 9
         $  1,092.00     $    410.80       $  1,502.80
------------------------------------------------------
 10
         $  1,934.40     $  2,964.00       $  4,898.40
------------------------------------------------------
 11
         $  2,184.00     $    338.00       $  2,522.00
------------------------------------------------------
 12
         $    374.40     $    104.00       $    478.40
------------------------------------------------------
 13
         $  2,600.00     $  1,300.00       $  3,900.00
------------------------------------------------------
 14                           N/A
         $  6,390.80                       $  6,390.80
------------------------------------------------------
 15                           N/A
         $  7,670.00                       $  7,670.00
------------------------------------------------------
 16                           N/A
         $  5,751.20                       $  5,751.20
------------------------------------------------------
 17                           N/A
         $  1,300.00                       $  1,300.00
------------------------------------------------------
 18      Included in
           Install       $    553.28       $    553.28
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                     MATERIAL      INSTALLATION       TOTAL         MATERIAL       INSTALLATION       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST         $ 33,525.00     $  9,992.00     $ 43,517.00     $ 34,866.00     $ 10,391.68     $ 45,257.68
--------------------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                          POLE VARIATION PRICING SHEET
POLE HEIGHT: 160'                      POLE DESIGN LOADING: ISM UPPER
TYPE OF POLE: STEEL                                                  PAGE 2 OF 2

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST    TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract                    Per               N/A         $  2,205.00       $  2,205.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 2   3 Additional Years - Maintenance                 Per               N/A         $  2,645.00       $  2,645.00
     Contract                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended                    Per               N/A         $  1,985.00       $  1,985.00
     Maintenance Contract                       Specifications
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1           N/A
                         $  2,293.00       $  2,293.20
------------------------------------------------------
 2           N/A
                         $  2,750.80       $  2,750.80
------------------------------------------------------
 3           N/A
                         $  2,064.40       $  2,064.40
------------------------------------------------------

                               POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 60'                       POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice - Concurrent         Per           $  4,532.00       $  5,540.00        $ 10,072.00
     (with erection under installation)         Specifications
--------------------------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                          Per           Included in       Design Costs         Part of
                                                Specifications        Item 1                              Item 1
--------------------------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                                Per           $    691.00       $  1,064.00        $  1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4   EIA Grounding                                   Per           $     50.00       $    350.00        $    400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5   Cap Plate                                       Per           $     60.00       $     50.00        $    110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                        Per           $     10.00       $     50.00        $     60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                          Per           $  1,182.00       $    240.00        $  1,422.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                            Per           $    650.00       $    395.00        $  1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                            Per           $  1,050.00       $    395.00        $  1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                            Per           $  1,860.00       $  2,850.00        $  4,710.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                        Per           $  2,100.00       $     325.00       $  2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 12  Step Bolts                                      Per           $    160.00       $      60.00       $    220.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights               Per           $  2,200.00       $   1,000.00       $  3,200.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                      Per           $  1,133.00             N/A          $  1,133.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty             Per           $  1,360.00             N/A          $  1,360.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 16  Warranty - Non-24  Hour Extended                Per           $  1,000.00             N/A          $  1,000.00
     Warranty                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                       Per           $  1,250.00             N/A          $  1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 18  Off-Loading                                     Per           Included in       $    532.00        $    532.00
                                                Specifications        Install
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1
         $  4,713.28     $  5,761.60       $ 10,474.88
------------------------------------------------------
 2       Included in     Design Costs        Part of
            Item 1                            Item 1
------------------------------------------------------
 3
         $    718.64     $  1,106.56       $  1,825.20
------------------------------------------------------
 4
         $     52.00     $    364.00       $    416.00
------------------------------------------------------
 5
         $     62.40     $     52.00       $    114.40
------------------------------------------------------
 6
         $     10.40     $     52.00       $     62.40
------------------------------------------------------
 7
         $  1,229.28     $    249.60       $  1,478.88
------------------------------------------------------
 8
         $    676.00     $    410.80       $  1,086.80
------------------------------------------------------
 9
         $  1,092.00     $    410.80       $  1,502.80
------------------------------------------------------
 10
         $  1,934.40     $  2,964.00       $  4,898.40
------------------------------------------------------
 11
         $  2,184.00     $    338.00       $  2,522.00
------------------------------------------------------
 12
         $    166.40     $     62.40       $    228.80
------------------------------------------------------
 13
         $  2,288.00     $  1,040.00       $  3,328.00
------------------------------------------------------
 14                           N/A
         $  1,178.32                       $  1,178.32
------------------------------------------------------
 15                           N/A
         $  1,414.40                       $  1,414.40
------------------------------------------------------
 16                           N/A
         $  1,040.00                       $  1,040.00
------------------------------------------------------
 17                           N/A
         $  1,300.00                       $  1,300.00
------------------------------------------------------
 18      Included in
           Install       $    553.28       $    553.28
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                     MATERIAL      INSTALLATION       TOTAL         MATERIAL       INSTALLATION       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST         $  8,207.00     $  6,712.00     $ 14,919.00     $  8,535.28     $  6,980.48     $ 15,515.76
--------------------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                          POLE VARIATION PRICING SHEET
POLE HEIGHT: 60'                       POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL                                                  PAGE 2 OF 2

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST    TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract                    Per               N/A         $  1,385.00       $  1,385.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 2   3 Additional Years - Maintenance                 Per               N/A         $  1,660.00       $  1,660.00
     Contract                                    Specifications
--------------------------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended                    Per               N/A         $  1,250.00       $  1,250.00
     Maintenance Contract                        Specifications
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1            N/A
                         $  1,440.40       $  1,440.40
------------------------------------------------------
 2            N/A
                         $  1,726.40       $  1,726.40
------------------------------------------------------
 3            N/A
                         $  1,300.00       $  1,300.00
------------------------------------------------------

                               POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 80'                       POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice - Concurrent         Per           $  5,852.00       $  6,140.00        $ 11,992.00
     (with erection under installation)         Specifications
--------------------------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                          Per           Included in       Design Costs         Part of
                                                Specifications        Item 1                              Item 1
--------------------------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                                Per           $    691.00       $  1,064.00        $  1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4   EIA Grounding                                   Per           $     50.00       $    350.00        $    400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5   Cap Plate                                       Per           $     60.00       $     50.00        $    110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                        Per           $     10.00       $     50.00        $     60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                          Per           $  1,240.00       $    240.00        $  1,480.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                            Per           $    650.00       $    395.00        $  1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                            Per           $  1,050.00       $    395.00        $  1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                            Per           $  1,860.00       $  2,850.00        $  4,710.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                        Per           $  2,100.00       $    325.00        $  2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 12  Step Bolts                                      Per           $    185.00       $     60.00        $    245.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights               Per           $  2,200.00       $  1,000.00        $  3,200.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                      Per           $  1,465.00            N/A           $  1,465.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty             Per           $  1,755.00            N/A           $  1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended                 Per           $  1,315.00            N/A           $  1,315.00
     Warranty                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                       Per           $  1,250.00            N/A           $  1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 18  Off-Loading                                     Per           Included in       $    532.00        $    532.00
                                                Specifications       Install
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1
         $  6,086.08     $  6,385.60       $ 12,471.68
------------------------------------------------------
 2       Included in     Design Costs        Part of
            Item 1                            Item 1
------------------------------------------------------
 3
         $    718.64     $  1,106.56       $  1,825.20
------------------------------------------------------
 4
         $     52.00     $    364.00       $    416.00
------------------------------------------------------
 5
         $     62.40     $     52.00       $    114.40
------------------------------------------------------
 6
         $     10.40     $     52.00       $     62.40
------------------------------------------------------
 7
         $  1,289.60     $    249.60       $  1,539.20
------------------------------------------------------
 8
         $    676.00     $    410.80       $  1,086.80
------------------------------------------------------
 9
         $  1,092.00     $    410.80       $  1,502.80
------------------------------------------------------
 10
         $  1,934.40     $  2,964.00       $  4,898.40
------------------------------------------------------
 11
         $  2,184.00     $    338.00       $  2,522.00
------------------------------------------------------
 12
         $    192.40     $     62.40       $    254.80
------------------------------------------------------
 13
         $  2,288.00     $  1,040.00       $  3,328.00
------------------------------------------------------
 14                           N/A
         $  1,523.60                       $  1,523.60
------------------------------------------------------
 15                           N/A
         $  1,825.20                       $  1,825.20
------------------------------------------------------
 16                           N/A
         $  1,367.60                       $  1,367.60
------------------------------------------------------
 17                           N/A
         $  1,300.00                       $  1,300.00
------------------------------------------------------
 18      Included in
           Install       $    553.28       $    553.28
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                     MATERIAL      INSTALLATION       TOTAL         MATERIAL       INSTALLATION       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST         $  9,917.00     $  7,312.00     $ 17,229.00     $ 10,313.68     $  7,604.48     $ 17,918.16
--------------------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                          POLE VARIATION PRICING SHEET
POLE HEIGHT: 80'                       POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL                                                  PAGE 2 OF 2

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST    TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract                    Per               N/A         $  1,535.00       $  1,535.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 2   3 Additional Years - Maintenance                 Per               N/A         $  1,840.00       $  1,840.00
     Contract                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended                    Per               N/A         $  1,380.00       $  1,380.00
     Maintenance Contract                       Specifications
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1            N/A
                         $  1,596.40       $  1,596.40
------------------------------------------------------
 2            N/A
                         $  1,913.60       $  1,913.60
------------------------------------------------------
 3            N/A
                         $  1,435.20       $  1,435.20
------------------------------------------------------

                                 OLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 100'                      POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1    Pole 80 MPH - 1/2 inch Ice - Concurrent        Per          $  7,407.00       $  6,740.00         $ 14,147.00
      (with erection under installation)        Specifications
--------------------------------------------------------------------------------------------------------------------
 2    Pole Foundation Design                         Per          Included in       Design Costs          Part of
                                                Specifications      Item 1                                Item 1
--------------------------------------------------------------------------------------------------------------------
 3    Waveguide Bridge                               Per          $    691.00       $  1,064.00         $  1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4    EIA Grounding                                  Per          $     50.00       $    350.00         $    400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5    Cap Plate                                      Per          $     60.00       $     50.00         $    110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6    Anti-Climb Warning Signs                       Per          $     10.00       $     50.00         $     60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7    Rohn-Loc Safety Device                         Per          $  1,290.00       $    240.00         $  1,530.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8    Dish mount - 2' dish                           Per          $    650.00       $    395.00         $  1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9    Dish mount - 4' dish                           Per          $  1,050.00       $    395.00         $  1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
10    Top Mounted Platform                           Per          $  1,860.00       $  2,850.00         $  4,710.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
11    Antenna mount (10' whip)                       Per          $  2,100.00       $    325.00         $  2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
12    Step Bolts                                     Per          $    225.00       $     60.00         $    285.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
13    Aviation Red - Obstruction Lights              Per          $  2,250.00       $  1,100.00         $  3,350.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
14    Warranty - 2 Year Warranty                     Per          $  1,855.00            N/A            $  1,855.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
15    Warranty - 3 year Extended Warranty            Per          $  2,225.00            N/A            $ 2,225.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
16    Warranty - Non-24 Hour Extended                Per          $  1,670.00            N/A            $ 1,670.00
      Warranty                                  Specifications
--------------------------------------------------------------------------------------------------------------------
17    Shipping/Delivery Charges                      Per          $  1,250.00            N/A            $ 1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
18    Off-Loading                                    Per          Included in        $    532.00        $   532.00
                                                Specifications      Install
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1
         $  7,703.28     $  7,009.60       $ 14,712.88
------------------------------------------------------
 2       Included in     Design Costs        Part of
            Item 1                            Item 1
------------------------------------------------------
 3
         $    718.64     $  1,106.56       $  1,825.20
------------------------------------------------------
 4
         $     52.00     $    364.00       $    416.00
------------------------------------------------------
 5
         $     62.40     $     52.00       $    114.40
------------------------------------------------------
 6
         $     10.40     $     52.00       $     62.40
------------------------------------------------------
 7
         $  1,341.60     $    249.60       $  1,591.20
------------------------------------------------------
 8
         $    676.00     $    410.80       $  1,086.80
------------------------------------------------------
 9
         $  1,092.00     $    410.80       $  1,502.80
------------------------------------------------------
 10
         $  1,934.40     $  2,964.00       $  4,898.40
------------------------------------------------------
 11
         $  2,184.00     $    338.00       $  2,522.00
------------------------------------------------------
 12
         $    234.00     $     62.40       $    296.40
------------------------------------------------------
 13
         $  2,340.00     $  1,144.00       $  3,484.00
------------------------------------------------------
 14
         $  1,929.20          N/A          $  1,929.20
------------------------------------------------------
 15
         $  2,314.00          N/A          $  2,314.00
------------------------------------------------------
 16
         $  1,736.80          N/A          $  1,736.80
------------------------------------------------------
 17
         $  1,300.00          N/A          $ 1,300.00
------------------------------------------------------
 18      Included in
           Install       $    553.28       $   553.28
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                     MATERIAL      INSTALLATION       TOTAL         MATERIAL       INSTALLATION       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST         $ 11,912.00     $  7,912.00     $ 19,824.00     $ 12,388.48     $  8,228.48     $ 20,616.96
--------------------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                         POLE VARIATION PRICING SHEET
                                                                     PAGE 2 OF 2
POLE HEIGHT: 100'                      POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST    TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract                    Per             N/A           $  1,685.00       $  1,685.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 2   3 Additional Years - Maintenance                  Per            N/A           $  2,025.00       $  2,025.00
     Contract                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended                     Per            N/A           $  1,515.00       $  1,515.00
     Maintenance Contract                       Specifications
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1            N/A
                         $  1,752.40       $  1,752.40
------------------------------------------------------
 2            N/A
                         $  2,106.00       $  2,106.00
------------------------------------------------------
 3            N/A
                         $  1,575.60       $  1,575.60
------------------------------------------------------

                              POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 120'                      POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1    Pole 80 MPH - 1/2 inch Ice - Concurrent        Per          $ 12,532.00       $  7,320.00         $ 19,852.00
      (with erection under installation)        Specifications
--------------------------------------------------------------------------------------------------------------------
 2    Pole Foundation Design                         Per          Included in       Design Costs          Part of
                                                Specifications      Item 1                                Item 1
--------------------------------------------------------------------------------------------------------------------
 3    Waveguide Bridge                               Per          $    691.00       $  1,064.00         $  1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4    EIA Grounding                                  Per          $     50.00       $    350.00         $    400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5    Cap Plate                                      Per          $     60.00       $     50.00         $    110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6    Anti-Climb Warning Signs                       Per          $     10.00       $     50.00         $     60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7    Rohn-Loc Safety Device                         Per          $  1,340.00       $    240.00         $  1,580.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8    Dish mount - 2' dish                           Per          $    650.00       $    395.00         $  1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9    Dish mount - 4' dish                           Per          $  1,050.00       $    395.00         $  1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
10    Top Mounted Platform                           Per          $  1,860.00       $  2,850.00         $  4,710.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
11    Antenna mount (10' whip)                       Per          $  2,100.00       $    325.00         $  2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
12    Step Bolts                                     Per          $    290.00       $     80.00         $    370.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
13    Aviation Red - Obstruction Lights              Per          $  2,250.00       $  1,100.00         $  3,350.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
14    Warranty - 2 Year Warranty                     Per          $  3,135.00            N/A            $  3,135.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
15    Warranty - 3 year Extended Warranty            Per          $  3,760.00            N/A            $  3,760.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
16    Warranty - Non-24 Hour Extended                Per          $  2,820.00            N/A            $  2,820.00
      Warranty                                  Specifications
--------------------------------------------------------------------------------------------------------------------
17    Shipping/Delivery Charges                      Per          $ 1,250.00             N/A            $  1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
18    Off-Loading                                    Per          Included in        $    532.00        $    532.00
                                                Specifications      Install
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1
         $ 13,033.28     $  7,612.80       $ 20,646.08
------------------------------------------------------
 2       Included in     Design Costs        Part of
           Item 1                             Item 1
------------------------------------------------------
 3
         $    718.64     $  1,106.56       $  1,825.20
------------------------------------------------------
 4
         $     52.00     $    364.00       $    416.00
------------------------------------------------------
 5
         $     62.40     $     52.00       $    114.40
------------------------------------------------------
 6
         $     10.40     $     52.00       $     62.40
------------------------------------------------------
 7
         $  1,393.60     $    249.60       $  1,643.20
------------------------------------------------------
 8
         $    676.00     $    410.80       $  1,086.80
------------------------------------------------------
 9
         $  1,092.00     $    410.80       $  1,502.80
------------------------------------------------------
 10
         $  1,934.40     $  2,964.00       $  4,898.40
------------------------------------------------------
 11
         $  2,184.00     $    338.00       $  2,522.00
------------------------------------------------------
 12
         $    301.60     $     83.20       $    384.80
------------------------------------------------------
 13
         $  2,340.00     $  1,144.00       $  3,484.00
------------------------------------------------------
 14                           N/A
         $  3,260.40                       $  3,260.40
------------------------------------------------------
 15                           N/A
         $  3,910.40                       $  3,910.40
------------------------------------------------------
 16                           N/A
         $  2,932.80                       $  2,932.80
------------------------------------------------------
 17                           N/A
         $  1,300.00                       $  1,300.00
------------------------------------------------------
 18      Included in
           Install       $    553.28       $    553.28
------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                     MATERIAL      INSTALLATION       TOTAL         MATERIAL       INSTALLATION       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST         $ 18,367.00     $  8,492.00     $ 26,859.00     $ 19,101.68     $  8,831.68     $ 27,933.36
--------------------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                         POLE VARIATION PRICING SHEET
                                                                     PAGE 2 OF 2
POLE HEIGHT: 120'                      POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST    TOTAL COST
--------------------------------------------------------------------------------------------------------------------
 1    2 Year - Maintenance Contract                   Per               N/A         $  1,830.00       $  1,830.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 2    3 Additional Years - Maintenance                Per               N/A         $  2,195.00       $  2,195.00
      Contract                                  Specifications
--------------------------------------------------------------------------------------------------------------------
 3    3 Year - Non-24 Hour Extended                   Per               N/A         $  1,650.00       $  1,650.00
      Maintenance Contract                      Specifications
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
ITEM       MATERIAL      INSTALLATION      TOTAL COST
             COST            COST
------------------------------------------------------
 1            N/A
                          $  1,903.20      $  1,903.20
------------------------------------------------------
 2            N/A
                          $  2,282.80      $  2,282.80
------------------------------------------------------
 3            N/A
                          $  1,716.00      $  1,716.00
------------------------------------------------------

                               POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 140'                      POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL

---------------------------------------------------------------------------------------------
                                                         MATERIAL   INSTALLATION     TOTAL
ITEM            DESCRIPTION              REQUIREMENT       COST         COST         COST
---------------------------------------------------------------------------------------------
 1    Pole 80 MPH - 1/2 inch Ice -           Per        $16,285.00    $7,920.00   $24,205.00
      Concurrent (with erection under  Specifications
      installation)
---------------------------------------------------------------------------------------------
 2    Pole Foundation Design                 Per        Included in     Design     Part of
                                       Specifications     Item 1         Costs     Item 1
---------------------------------------------------------------------------------------------
 3    Waveguide Bridge                       Per        $   691.00    $1,064.00   $ 1,755.00
                                       Specifications
---------------------------------------------------------------------------------------------
 4    EIA Grounding                          Per        $    50.00    $  350.00   $   400.00
                                       Specifications
---------------------------------------------------------------------------------------------
 5    Cap Plate                              Per        $    60.00    $   50.00   $   110.00
                                       Specifications
---------------------------------------------------------------------------------------------
 6    Anti-Climb Warning Signs               Per        $    10.00    $   50.00   $    60.00
                                       Specifications
---------------------------------------------------------------------------------------------
 7    Rohn-Loc Safety Device                 Per        $ 1,390.00    $  240.00   $ 1,630.00
                                       Specifications
---------------------------------------------------------------------------------------------
 8    Dish mount - 2' dish                   Per        $   650.00    $  395.00   $ 1,045.00
                                       Specifications
---------------------------------------------------------------------------------------------
 9    Dish mount - 4' dish                   Per        $ 1,050.00    $  395.00   $ 1,445.00
                                       Specifications
---------------------------------------------------------------------------------------------
10    Top Mounted Platform                   Per        $ 1,860.00    $2,850.00   $ 4,710.00
                                       Specifications
---------------------------------------------------------------------------------------------
11    Antenna mount (10' whip)               Per        $ 2,100.00    $  325.00   $ 2,425.00
                                       Specifications
---------------------------------------------------------------------------------------------
12    Step Bolts                             Per        $   330.00    $   80.00   $   410.00
                                       Specifications
---------------------------------------------------------------------------------------------
13    Aviation Red - Obstruction             Per        $ 2,500.00    $1,250.00   $ 3,750.00
      Lights                           Specifications
---------------------------------------------------------------------------------------------
14    Warranty - 2 Year Warranty             Per        $ 4,070.00       N/A      $ 4,070.00
                                       Specifications
---------------------------------------------------------------------------------------------
15    Warranty - 3 year Extended             Per        $ 4,885.00       N/A      $ 4,885.00
      Warranty                         Specifications
---------------------------------------------------------------------------------------------
16    Warranty - Non-24 Hour                 Per        $ 3,665.00       N/A      $ 3,665.00
      Extended Warranty                Specifications
---------------------------------------------------------------------------------------------
17    Shipping/Delivery Charges              Per        $ 1,250.00       N/A      $ 1,250.00
                                       Specifications
---------------------------------------------------------------------------------------------
18    Off-Loading                            Per        Included in   $  532.00   $   532.00
                                       Specifications     Install
---------------------------------------------------------------------------------------------

-------------------------------------------
        MATERIAL   INSTALLATION     TOTAL
ITEM      COST         COST         COST
-------------------------------------------
 1     $16,936.40    $8,236.80   $25,173.20


-------------------------------------------
 2      Included      Design       Part of
        in Item 1      Costs       Item 1
-------------------------------------------
 3     $   718.64    $1,106.56   $ 1,825.20

-------------------------------------------
 4     $    52.00    $  364.00   $   416.00

-------------------------------------------
 5     $    62.40    $   52.00   $   114.40

-------------------------------------------
 6     $    10.40    $   52.00   $    62.40

-------------------------------------------
 7     $ 1,445.60    $  249.60   $ 1,695.20

-------------------------------------------
 8     $   676.00    $  410.80   $ 1,086.80

-------------------------------------------
 9     $ 1,092.00    $  410.80   $ 1,502.80

-------------------------------------------
10     $ 1,934.40    $2,964.00   $ 4,898.40

-------------------------------------------
11     $ 2,184.00    $  338.00   $ 2,522.00

-------------------------------------------
12     $   343.20    $   83.20   $   426.40

-------------------------------------------
13     $ 2,600.00    $1,300.00   $ 3,900.00

-------------------------------------------
14     $ 4,232.80        N/A     $ 4,232.80

-------------------------------------------
15     $ 5,080.40        N/A     $ 5,080.40

-------------------------------------------
16     $ 3,811.60        N/A     $ 3,811.60

-------------------------------------------
17     $ 1,300.00        N/A     $ 1,300.00

-------------------------------------------
18     Included in   $  553.28   $   553.28
         Install
-------------------------------------------

------------------------------------------------------------------------------------------------------------
                                   Material    Installation    Total     Material    Installation    Total
------------------------------------------------------------------------------------------------------------
TOTAL POLE COST                   $23,105.00    $9,092.00   $32,197.00  $24,029.20    $9,455.68   $33,484.88
------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                        POLE VARIATION PRICING SHEET
POLE HEIGHT: 140'                      POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL                                              PAGE 2 OF 2

--------------------------------------------------------------------------------------------
                                                         MATERIAL   INSTALLATION     TOTAL
ITEM            DESCRIPTION              REQUIREMENT       COST         COST         COST
--------------------------------------------------------------------------------------------
 1    2 Year - Maintenance Contract         Per            N/A        $1,980.00    $1,980.00
                                       Specifications
--------------------------------------------------------------------------------------------
 2    3 Additional Years -                  Per            N/A        $2,375.00    $2,375.00
      Maintenance Contract             Specifications
--------------------------------------------------------------------------------------------
 3    3 Year - Non-24 Hour Extended         Per            N/A        $1,785.00    $1,785.00
      Maintenance Contract             Specifications
--------------------------------------------------------------------------------------------

------------------------------------------------------
         TOTAL     MATERIAL   INSTALLATION     TOTAL
ITEM     COST        COST         COST         COST
------------------------------------------------------
 1     $1,980.00     N/A        $2,059.20    $2,059.20

------------------------------------------------------
 2     $2,375.00     N/A        $2,470.00    $2,470.00

------------------------------------------------------
 3     $1,785.00     N/A        $1,856.40    $1,856.40

------------------------------------------------------

                                 POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 160'                      POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------
                                                         MATERIAL   INSTALLATION     TOTAL
ITEM            DESCRIPTION              REQUIREMENT       COST         COST         COST
--------------------------------------------------------------------------------------------
 1    Pole 80 MPH - 1/2 inch Ice -           Per        $20,030.00    $8,500.00   $28,530.00
      Concurrent (with erection under  Specifications
      installation)
--------------------------------------------------------------------------------------------
 2    Pole Foundation Design                 Per        Included in     Design     Part of
                                       Specifications     Item 1         Costs     Item 1
--------------------------------------------------------------------------------------------
 3    Waveguide Bridge                       Per        $   691.00    $1,064.00   $ 1,755.00
                                       Specifications
--------------------------------------------------------------------------------------------
 4    EIA Grounding                          Per        $    50.00    $  350.00   $   400.00
                                       Specifications
--------------------------------------------------------------------------------------------
 5    Cap Plate                              Per        $    60.00    $   50.00   $   110.00
                                       Specifications
--------------------------------------------------------------------------------------------
 6    Anti-Climb Warning Signs               Per        $    10.00    $   50.00   $    60.00
                                       Specifications
--------------------------------------------------------------------------------------------
 7    Rohn-Loc Safety Device                 Per        $ 1,440.00    $  240.00   $ 1,680.00
                                       Specifications
--------------------------------------------------------------------------------------------
 8    Dish mount - 2' dish                   Per        $   650.00    $  395.00   $ 1,045.00
                                       Specifications
--------------------------------------------------------------------------------------------
 9    Dish mount - 4' dish                   Per        $ 1,050.00    $  395.00   $ 1,445.00
                                       Specifications
--------------------------------------------------------------------------------------------
10    Top Mounted Platform                   Per        $ 1,860.00    $2,850.00   $ 4,710.00
                                       Specifications
--------------------------------------------------------------------------------------------
11    Antenna mount (10' whip)               Per        $ 2,100.00    $  325.00   $ 2,425.00
                                       Specifications
--------------------------------------------------------------------------------------------
12    Step Bolts                             Per        $   360.00    $  100.00   $   460.00
                                       Specifications
--------------------------------------------------------------------------------------------
13    Aviation Red - Obstruction             Per        $ 2,500.00    $1,250.00   $ 3,750.00
      Lights                           Specifications
--------------------------------------------------------------------------------------------
14    Warranty - 2 Year Warranty             Per        $ 5,010.00       N/A      $ 5,010.00
                                       Specifications
--------------------------------------------------------------------------------------------
15    Warranty - 3 year Extended             Per        $ 6,005.00       N/A      $ 6,005.00
      Warranty                         Specifications
--------------------------------------------------------------------------------------------
16    Warranty - Non-24 Hour                 Per        $ 4,505.00       N/A      $ 4,505.00
      Extended Warranty                Specifications
--------------------------------------------------------------------------------------------
17    Shipping/Delivery Charges              Per        $ 1,250.00       N/A      $ 1,250.00
                                       Specifications
--------------------------------------------------------------------------------------------
18    Off-Loading                            Per        Included in   $  532.00   $   532.00
                                       Specifications     Install
--------------------------------------------------------------------------------------------

-----------------------------------------
      MATERIAL   INSTALLATION     TOTAL
ITEM    COST         COST         COST
-----------------------------------------
 1   $20,831.20    $8,840.00   $29,671.20


-----------------------------------------
 2    Included      Design       Part of
      in Item 1      Costs       Item 1
-----------------------------------------
 3   $   718.64    $1,106.56   $ 1,825.20

-----------------------------------------
 4   $    52.00    $  364.00   $   416.00

-----------------------------------------
 5   $    62.40    $   52.00   $   114.40

-----------------------------------------
 6   $    10.40    $   52.00   $    62.40

-----------------------------------------
 7   $ 1,497.60    $  249.60   $ 1,747.20

-----------------------------------------
 8   $   676.00    $  410.80   $ 1,086.80

-----------------------------------------
 9   $ 1,092.00    $  410.80   $ 1,502.80

-----------------------------------------
10   $ 1,934.40    $2,964.00   $ 4,898.40

-----------------------------------------
11   $ 2,184.00    $  338.00   $ 2,522.00

-----------------------------------------
12   $   374.40    $  104.00   $   478.40

-----------------------------------------
13   $ 2,600.00    $1,300.00   $ 3,900.00

-----------------------------------------
14   $ 5,210.40        N/A     $ 5,210.40

-----------------------------------------
15   $ 6,245.20        N/A     $ 6,245.20

-----------------------------------------
16   $ 4,685.20        N/A     $ 4,685.20

-----------------------------------------
17   $ 1,300.00        N/A     $ 1,300.00

-----------------------------------------
18   Included in   $  553.28   $   553.28
       Install
-----------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                           MATERIAL    INSTALLATION    TOTAL     MATERIAL    INSTALLATION    TOTAL
--------------------------------------------------------------------------------------------------------------------
TOTAL POLE COST                           $27,840.00    $9,672.00   $37,512.00  $28,953.60    $10,058.88  $39,012.48
--------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                         POLE VARIATION PRICING SHEET
POLE HEIGHT: 160'                      POLE DESIGN LOADING: ISM LOWER
TYPE OF POLE: STEEL                                                PAGE 2 OF 2

--------------------------------------------------------------------------------------------
                                                         MATERIAL   INSTALLATION     TOTAL
ITEM            DESCRIPTION              REQUIREMENT       COST         COST         COST
--------------------------------------------------------------------------------------------
 1    2 Year - Maintenance Contract         Per            N/A        $2,125.00    $2,125.00
                                       Specifications
--------------------------------------------------------------------------------------------
 2    3 Additional Years -                  Per            N/A        $2,550.00    $2,550.00
      Maintenance Contract             Specifications
--------------------------------------------------------------------------------------------
 3    3 Year - Non-24 Hour Extended         Per            N/A        $1,915.00    $1,915.00
      Maintenance Contract             Specifications
--------------------------------------------------------------------------------------------

-------------------------------------------
        MATERIAL   INSTALLATION     TOTAL
ITEM      COST         COST         COST
-------------------------------------------
 1        N/A        $2,210.00    $2,210.00

-------------------------------------------
 2        N/A        $2,652.00    $2,652.00

-------------------------------------------
 3        N/A        $1,991.60    $1,991.60

-------------------------------------------

                            POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 60'                       POLE DESIGN LOADING: MICROWAVE LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST

--------------------------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice - Concurrent         Per          $  4,981.00       $   5,780.00      $ 10,761.00
     (with erection under installation)         Specifications
--------------------------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                          Per          Included in       Design Costs      Part of Item 1
                                                Specifications       Item
--------------------------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                                Per          $    691.00       $   1,064.00      $  1,755.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 4   EIA Grounding                                   Per          $     50.00       $     350.00      $    400.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 5   Cap Plate                                       Per          $     60.00       $      50.00      $    110.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                        Per          $     10.00       $      50.00      $     60.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                          Per          $  1,182.00       $     240.00      $  1,422.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                            Per          $    650.00       $     395.00      $  1,045.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                            Per          $  1,050.00       $     395.00      $  1,445.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                            Per          $  3,600.00       $   2,850.00      $  6,450.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                        Per          $  2,100.00       $     325.00      $  2,425.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 12  Step Bolts                                      Per          $    160.00       $      60.00      $    220.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights               Per          $  2,200.00       $   1,000.00      $  3,200.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                      Per          $  1,245.00            N/A          $  1,245.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty             Per          $  1,500.00            N/A          $  1,500.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended                 Per          $  1,120.00            N/A          $  1,120.00
     Warranty                                   Specifications
--------------------------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                       Per          $  1,250.00            N/A          $  1,250.00
                                                Specifications
--------------------------------------------------------------------------------------------------------------------
 18  Off-Loading                                     Per          Included in        $    532.00      $    532.00
                                                Specifications      Install
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
ITEM      MATERIAL    INSTALLATION COST   TOTAL COST
            COST
---------------------------------------------------------
 1     $5,180.24      $    6,011.20       $ 11,191.44

---------------------------------------------------------
 2     Included in    Design Costs        Part of Item 1
          Item
---------------------------------------------------------
 3     $    718.64    $   1,106.56        $  1,825.20

---------------------------------------------------------
 4     $     52.00    $     364.00        $    416.00

---------------------------------------------------------
 5     $     62.40    $      52.00        $    114.40

---------------------------------------------------------
 6     $     10.40    $      52.00        $     62.40

---------------------------------------------------------
 7     $   1,229.28   $     249.60        $  1,478.88

---------------------------------------------------------
 8     $    676.00    $     410.80        $  1,086.80

---------------------------------------------------------
 9     $  1,092.00    $     410.80        $  1,502.80

---------------------------------------------------------
 10    $  3,744.00    $   2,964.00        $  6,708.00

---------------------------------------------------------
 11    $  2,184.00    $     338.00        $  2,522.00

---------------------------------------------------------
 12    $    166.40    $      62.40        $    228.80

---------------------------------------------------------
 13    $  2,288.00    $   1,040.00        $  3,328.00

---------------------------------------------------------
 14    $  1,294.80         N/A            $  1,294.80

---------------------------------------------------------
 15    $  1,560.00         N/A            $  1,560.00

---------------------------------------------------------
 16    $  1,164.80         N/A            $  1,164.80

---------------------------------------------------------
 17    $  1,300.00         N/A            $  1,300.00

---------------------------------------------------------
 18    Included in    $     553.28        $    553.28
          Install
---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                             MATERIAL      INSTALLATION         TOTAL         MATERIAL       INSTALLATION           TOTAL
----------------------------------------------------------------------------------------------------------------------------
  TOTAL POLE COST           $  8,768.00    $  6,952.00      $ 15,720.00     $  9,118.72      $  7,230.08         $ 16,348.80
----------------------------------------------------------------------------------------------------------------------------

Notes: Items 1, 2, 4, 5, 7, 14, 17, 18 used to calculate a total cost.


                              POLE VARIATION PRICING SHEET
                                                                     PAGE 2 OF 2
POLE HEIGHT: 60'                            POLE DESIGN LOADING: MICROWAVE LOWER
TYPE OF POLE: STEEL

---------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST

---------------------------------------------------------------------------------------------------------------------
1    2 Year - Maintenance Contract                  Per                N/A          $   1,445.00      $   1,445.00
                                                Specifications
---------------------------------------------------------------------------------------------------------------------
2    3 Additional Years - Maintenance Contract      Per                N/A          $   1,735.00      $   1,735.00
                                                Specifications
---------------------------------------------------------------------------------------------------------------------
3    3 Year - Non-24 Hour Extended Maintenance      Per                N/A          $   1,300.00      $   1,300.00
     Contract                                   Specifications
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
ITEM     MATERIAL     INSTALLATION COST   TOTAL COST
           COST
-------------------------------------------------------
1           N/A       $    1,502.80       $   1,502.80

-------------------------------------------------------
2           N/A       $    1,804.40       $   1,804.40

-------------------------------------------------------
3           N/A       $    1,352.00       $   1,352.00

-------------------------------------------------------

                              POLE PRICING SHEET
                                                                    PAGE 1 OF 2
POLE HEIGHT: 80'                           POLE DESIGN LOADING: MICROWAVE LOWER
TYPE OF POLE: STEEL

------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT     MATERIAL COST     INSTALLATION COST   TOTAL COST
------------------------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice - Concurrent         Per         $  8,528.000       $   6,460.00      $ 14,988.00
     (with erection under installation)         Specifications
------------------------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                          Per         Included in        Design Costs        Part of
                                                Specifications      Item 1                              Item 1
------------------------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                                Per         $    691.00        $  1,064.00      $   1,755.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 4   EIA Grounding                                   Per         $     50.00        $    350.00      $     400.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 5   Cap Plate                                       Per         $     60.00        $     50.00      $     110.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Sign                         Per         $     10.00        $     50.00      $      60.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                          Per         $  1,240.00        $    240.00      $   1,480.00
                                                Specifications
-------------------------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                            Per         $    650.00        $    395.00      $   1,045.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                            Per         $  1,050.00        $    395.00      $   1,445.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                            Per         $  1,860.00        $  2,850.00      $   4,710.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                        Per         $  2,100.00        $    325.00      $   2,425.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 12  Step Bolts                                      Per         $    185.00        $     60.00      $     245.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights               Per         $  2,200.00        $  1,000.00      $   3,200.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                      Per         $  2,130.00             N/A         $   2,130.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty             Per         $  2,560.00             N/A         $   2,560.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended                 Per         $  1,920.00             N/A         $   1,920.00
     Warranty                                   Specifications
------------------------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                       Per         $  1,250.00             N/A         $   1,250.00
                                                Specifications
------------------------------------------------------------------------------------------------------------------
 18  Off-Loading                                     Per          Included in       $    532.00      $     532.00
                                                Specifications      Install
------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------
ITEM       MATERIAL    INSTALLATION COST   TOTAL COST
             COST
---------------------------------------------------------
 1       $  8,869.12   $   6,718.40        $  15,587.52

---------------------------------------------------------
 2       Included in   Design Costs        Part of Item 1
            Item 1
---------------------------------------------------------
 3       $    718.64   $   1,106.56        $   1,825.20

---------------------------------------------------------
 4       $     52.00   $     364.00        $     416.00

---------------------------------------------------------
 5       $     62.40   $      52.00        $     114.40

---------------------------------------------------------
 6       $     10.40   $      52.00        $      62.40

---------------------------------------------------------
 7       $  1,289.60   $     249.60        $   1,539.20

---------------------------------------------------------
 8       $    676.00   $     410.80        $   1,086.80

---------------------------------------------------------
 9       $  1,092.00   $     410.80        $   1,502.80

---------------------------------------------------------
 10      $  1,934.40   $   2,964.00        $   4,898.40

---------------------------------------------------------
 11      $  2,164.00   $     338.00        $   2,522.00

---------------------------------------------------------
 12      $    192.40   $      62.40        $     254.80

---------------------------------------------------------
 13      $  2,288.00   $   1,040.00        $   3,328.00

---------------------------------------------------------
 14      $  2,215.20         N/A           $   2,215.20

---------------------------------------------------------
 15      $  2,662.40         N/A           $   2,662.40

---------------------------------------------------------
 16      $  1,996.80         N/A           $   1,996.80

---------------------------------------------------------
 17      $  1,300.00        N/A            $   1,300.00

---------------------------------------------------------
 18      Included in   $     553.28        $     553.28
           Install
---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                  MATERIAL      INSTALLATION        TOTAL      MATERIAL      INSTALLATION      TOTAL
----------------------------------------------------------------------------------------------------------------------------
           TOTAL POLE COST      $ 13,258.00     $  7,632.00      $ 20,890.00  $ 13,788.72    $   7,937.28     $  21,725.80
----------------------------------------------------------------------------------------------------------------------------

Notes: Items 1, 2, 4, 5, 7, 14, 17, 18 used to calculate a total cost.


                             POLE VARIATION PRICING SHEET
                                                                    PAGE 2 OF 2
POLE HEIGHT: 80'                           POLE DESIGN LOADING: MICROWAVE LOWER
TYPE OF POLE: STEEL

----------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                   REQUIREMENT      MATERIAL COST     INSTALLATION COST   TOTAL COST

----------------------------------------------------------------------------------------------------------------------
  1    2 Year - Maintenance Contract                Per                N/A          $   1,615.00      $   1,615.00
                                                Specifications
----------------------------------------------------------------------------------------------------------------------
2    3 Additional Years - Maintenance Contract      Per                N/A          $   1,940.00      $   1,940.00
                                                Specifications
----------------------------------------------------------------------------------------------------------------------
3    3 Year - Non-24 Hour Extended Maintenance      Per                N/A          $   1,455.00      $   1,455.00
     Contract                                   Specifications
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
ITEM    MATERIAL   INSTALLATION COST   TOTAL COST
          COST
----------------------------------------------------
1          N/A     $    1,679.60       $   1,679.60

----------------------------------------------------
2          N/A     $    2,017.60       $   2,017.60

----------------------------------------------------
3          N/A     $    1,513.20       $   1,513.20

----------------------------------------------------

                               POLE PRICING SHEET
                                                                     PAGE 1 of 2
POLE HEIGHT: 100'                          POLE DESIGN LOADING:  MICROWAVE LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------
                                                                     INSTALLATION
ITEM       DESCRIPTION           REQUIREMENT        MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------
1     Pole 80 MPH - 1/2
      inch Ice - Concurrent
      (with erection under
      installation)          Per Specifications         $10,731.00       $7,140.00      $17,871.00
--------------------------------------------------------------------------------------------------
2     Pole Foundation                                  Included in
      Design                 Per Specifications             Item 1    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------
3     Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------
4     EIA Grounding          Per Specifications             $50.00         $350.00         $400.00
--------------------------------------------------------------------------------------------------
5     Cap Plate              Per Specifications             $60.00          $50.00         $110.00
--------------------------------------------------------------------------------------------------
6     Anti-Climb Warning
      Signs                  Per Specifications             $10.00          $50.00          $60.00
--------------------------------------------------------------------------------------------------
7     Rohn-Loc Safety
      Device                 Per Specifications          $1,290.00         $240.00       $1,530.00
--------------------------------------------------------------------------------------------------
8     Dish mount - 2' dish   Per Specifications            $650.00         $395.00       $1,045.00
--------------------------------------------------------------------------------------------------
9     Dish mount - 4' dish   Per Specifications          $1,050.00         $395.00       $1,445.00
--------------------------------------------------------------------------------------------------
10    Top Mounted Platform   Per Specifications          $1,860.00       $2,850.00       $4,710.00
--------------------------------------------------------------------------------------------------
11    Antenna mount (10'
      whip)                  Per Specifications          $2,100.00         $325.00       $2,425.00
--------------------------------------------------------------------------------------------------
12    Step Bolts             Per Specifications            $225.00          $60.00         $285.00
--------------------------------------------------------------------------------------------------
13    Aviation Red -
      Obstruction Lights     Per Specifications          $2,250.00       $1,100.00       $3,350.00
--------------------------------------------------------------------------------------------------
14    Warranty - 2 Year
      Warranty               Per Specifications          $2,680.00             N/A       $2,680.00
--------------------------------------------------------------------------------------------------
15    Warranty - 3 year
      Extended Warranty      Per Specifications          $3,220.00             N/A       $3,220.00
--------------------------------------------------------------------------------------------------
16    Warranty - Non-24
      Hour Extended
      Warranty               Per Specifications          $2,415.00             N/A       $2,415.00
--------------------------------------------------------------------------------------------------
17    Shipping/Delivery
      Charges                Per Specifications          $1,250.00             N/A       $1,250.00
--------------------------------------------------------------------------------------------------
18    Off-Loading                                      Included in
                             Per Specifications            Install         $532.00         $532.00
--------------------------------------------------------------------------------------------------

-----------------------------------------------------
                       INSTALLATION
ITEM  MATERIAL COST        COST         TOTAL COST
-----------------------------------------------------
1         $11,160.24       $7,425.60      $18,585.84
-----------------------------------------------------
2        Included in
              Item 1    Design Costs  Part of Item 1
-----------------------------------------------------
3            $718.64       $1,106.56       $1,825.20
-----------------------------------------------------
4             $52.00         $364.00         $416.00
-----------------------------------------------------
5             $62.40          $52.00         $114.40
-----------------------------------------------------
6             $10.40          $52.00          $62.40
-----------------------------------------------------
7          $1,341.60         $249.60       $1,591.20
-----------------------------------------------------
8            $676.00         $410.80       $1,086.80
-----------------------------------------------------
9          $1,092.00         $410.80       $1,502.80
-----------------------------------------------------
10         $1,934.40       $2,964.00       $4,898.40
-----------------------------------------------------
11         $2,184.00         $338.00       $2,522.00
-----------------------------------------------------
12           $234.00          $62.40         $296.40
-----------------------------------------------------
13         $2,340.00       $1,144.00       $3,484.00
-----------------------------------------------------
14         $2,787.20             N/A       $2,787.20
-----------------------------------------------------
15         $3,348.80             N/A       $3,348.80
-----------------------------------------------------
16         $2,511.60             N/A       $2,511.60
-----------------------------------------------------
17         $1,300.00             N/A       $1,300.00
-----------------------------------------------------
18       Included in
             Install         $553.28         $553.28
-----------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                           MATERIAL     INSTALLATION        TOTAL      MATERIAL     INSTALLATION       TOTAL
-----------------------------------------------------------------------------------------------------------------
      TOTAL POLE COST     $16,061.00      $8,312.00       $24,373.00   $16,703.44    $8,644.48       $25,347.92
-----------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                          POLE VARIATION PRICING SHEET
POLE HEIGHT: 100'                           POLE DESIGN LOADING: MICROWAVE LOWER
TYPE OF POLE: STEEL                                                  PAGE 2 of 2

--------------------------------------------------------------------------------------------------
                                                                     INSTALLATION
ITEM       DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------
1     2 Year - Maintenance
      Contract               Per Specifications                N/A       $1,785.00       $1,785.00
--------------------------------------------------------------------------------------------------
2     3 Additional Years -
      Maintenance Contract   Per Specifications                N/A       $2,150.00       $2,150.00
--------------------------------------------------------------------------------------------------
3     3 Year - Non-24 Hour
      Extended Maintenance
      Contract               Per Specifications                N/A       $1,610.00       $1,610.00
--------------------------------------------------------------------------------------------------

----------------------------------------------------
                       INSTALLATION
ITEM  MATERIAL COST        COST         TOTAL COST
----------------------------------------------------

1             N/A       $1,856.40       $1,856.40
----------------------------------------------------
2             N/A       $2,236.00       $2,236.00
----------------------------------------------------
3             N/A       $1,674.40       $1,674.40
----------------------------------------------------

                               POLE PRICING SHEET
                                                                     PAGE 1 of 2
POLE HEIGHT: 120'                           POLE DESIGN LOADING: MICROWAVE LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------
                                                                     INSTALLATION
ITEM       DESCRIPTION           REQUIREMENT        MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------
1     Pole 80 MPH - 1/2
      inch Ice - Concurrent
      (with erection under
      installation)          Per Specifications         $17,020.00       $7,800.00      $24,820.00
--------------------------------------------------------------------------------------------------
2     Pole Foundation                                  Included in
      Design                 Per Specifications             Item 1    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------
3     Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------
4     EIA Grounding          Per Specifications             $50.00         $350.00         $400.00
--------------------------------------------------------------------------------------------------
5     Cap Plate              Per Specifications             $60.00          $50.00         $110.00
--------------------------------------------------------------------------------------------------
6     Anti-Climb Warning
      Signs                  Per Specifications             $10.00          $50.00          $60.00
--------------------------------------------------------------------------------------------------
7     Rohn-Loc Safety
      Device                 Per Specifications          $1,340.00         $240.00       $1,580.00
--------------------------------------------------------------------------------------------------
8     Dish mount - 2' dish   Per Specifications            $650.00         $395.00       $1,045.00
--------------------------------------------------------------------------------------------------
9     Dish mount - 4' dish   Per Specifications          $1,050.00         $395.00       $1,445.00
--------------------------------------------------------------------------------------------------
10    Top Mounted Platform   Per Specifications          $1,860.00       $2,850.00       $4,710.00
--------------------------------------------------------------------------------------------------
11    Antenna mount (10'
      whip)                  Per Specifications          $2,100.00         $325.00       $2,425.00
--------------------------------------------------------------------------------------------------
12    Step Bolts             Per Specifications            $290.00          $80.00         $370.00
--------------------------------------------------------------------------------------------------
13    Aviation Red -
      Obstruction Lights     Per Specifications          $2,250.00       $1,100.00       $3,350.00
--------------------------------------------------------------------------------------------------
14    Warranty - 2 Year
      Warranty               Per Specifications          $4,255.00             N/A       $4,255.00
--------------------------------------------------------------------------------------------------
15    Warranty - 3 year
      Extended Warranty      Per Specifications          $5,100.00             N/A       $5,100.00
--------------------------------------------------------------------------------------------------
16    Warranty - Non-24
      Hour Extended
      Warranty               Per Specifications          $3,830.00             N/A       $3,830.00
--------------------------------------------------------------------------------------------------
17    Shipping/Delivery
      Charges                Per Specifications          $1,250.00             N/A       $1,250.00
--------------------------------------------------------------------------------------------------
18    Off-Loading                                      Included in
                             Per Specifications            Install         $532.00         $532.00
--------------------------------------------------------------------------------------------------

------------------------------------------------------
                       INSTALLATION
ITEM  MATERIAL COST        COST         TOTAL COST
------------------------------------------------------
1         $17,700.80       $8,112.00      $25,812.80
------------------------------------------------------
2        Included in
              Item 1    Design Costs  Part of Item 1
------------------------------------------------------
3            $718.64       $1,106.56       $1,825.20
------------------------------------------------------
4             $52.00         $364.00         $416.00
------------------------------------------------------
5             $62.40          $52.00         $114.40
------------------------------------------------------
6             $10.40          $52.00          $62.40
------------------------------------------------------
7          $1,393.60         $249.60       $1,643.20
------------------------------------------------------
8            $676.00         $410.80       $1,086.80
------------------------------------------------------
9          $1,092.00         $410.80       $1,502.80
------------------------------------------------------
10         $1,934.40       $2,964.00       $4,898.40
------------------------------------------------------
11         $2,184.00         $338.00       $2,522.00
------------------------------------------------------
12           $301.60          $83.20         $384.80
------------------------------------------------------
13         $2,340.00       $1,144.00       $3,484.00
------------------------------------------------------
14         $4,425.20             N/A       $4,425.20
------------------------------------------------------
15         $5,304.00             N/A       $5,304.00
------------------------------------------------------
16         $3,983.20             N/A       $3,983.20
------------------------------------------------------
17         $1,300.00             N/A       $1,300.00
------------------------------------------------------
18       Included in
             Install         $553.28         $553.28
------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                         MATERIAL      INSTALLATION        TOTAL      MATERIAL      INSTALLATION       TOTAL
-----------------------------------------------------------------------------------------------------------------
      TOTAL POLE COST   $23,975.00       $8,972.00      $32,947.00   $24,934.00       $9,330.88      $34,264.88
-----------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                          POLE VARIATION PRICING SHEET
POLE HEIGHT: 120'                           POLE DESIGN LOADING: MICROWAVE LOWER
TYPE OF POLE: STEEL                                                  PAGE 2 of 2

--------------------------------------------------------------------------------------------------
                                                                     INSTALLATION
ITEM       DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------
1     2 Year - Maintenance
      Contract               Per Specifications                N/A       $1,950.00       $1,950.00
--------------------------------------------------------------------------------------------------
2     3 Additional Years -
      Maintenance Contract   Per Specifications                N/A       $2,340.00       $2,340.00
--------------------------------------------------------------------------------------------------
3     3 Year - Non-24 Hour
      Extended Maintenance
      Contract               Per Specifications                N/A       $1,755.00       $1,755.00
--------------------------------------------------------------------------------------------------

----------------------------------------------------
                       INSTALLATION
ITEM  MATERIAL COST        COST         TOTAL COST
----------------------------------------------------
1              N/A
                         $2,028.00       $2,028.00
----------------------------------------------------
2              N/A
                         $2,433.60       $2,433.60
----------------------------------------------------
3              N/A

                         $1,825.20       $1,825.20
----------------------------------------------------

                               POLE PRICING SHEET
                                                                     PAGE 1 of 2
POLE HEIGHT: 140'                          POLE DESIGN LOADING:  MICROWAVE LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------
                                                                     INSTALLATION
ITEM       DESCRIPTION           REQUIREMENT        MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------
1     Pole 80 MPH - 1/2
      inch Ice - Concurrent
      (with erection under
      installation)          Per Specifications         $23,016.00       $8,480.00      $31,496.00
--------------------------------------------------------------------------------------------------
2     Pole Foundation                                  Included in
      Design                 Per Specifications             Item 1    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------
3     Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------
4     EIA Grounding          Per Specifications             $50.00         $350.00         $400.00
--------------------------------------------------------------------------------------------------
5     Cap Plate              Per Specifications             $60.00          $50.00         $110.00
--------------------------------------------------------------------------------------------------
6     Anti-Climb Warning
      Signs                  Per Specifications             $10.00          $50.00          $60.00
--------------------------------------------------------------------------------------------------
7     Rohn-Loc Safety
      Device                 Per Specifications          $1,390.00         $240.00       $1,630.00
--------------------------------------------------------------------------------------------------
8     Dish Mount - 2' dish   Per Specifications            $650.00         $395.00       $1,045.00
--------------------------------------------------------------------------------------------------
9     Dish Mount - 4' dish   Per Specifications          $1,050.00         $395.00       $1,445.00
--------------------------------------------------------------------------------------------------
10    Top Mounted Platform   Per Specifications          $1,860.00       $2,850.00       $4,710.00
--------------------------------------------------------------------------------------------------
11    Antenna mount (10'
      whip)                  Per Specifications          $2,100.00         $325.00       $2,425.00
--------------------------------------------------------------------------------------------------
12    Step Bolts             Per Specifications            $330.00          $80.00         $410.00
--------------------------------------------------------------------------------------------------
13    Aviation Red -
      Obstruction Lights     Per Specifications          $2,500.00       $1,250.00       $3,750.00
--------------------------------------------------------------------------------------------------
14    Warranty - 2 Year
      Warranty               Per Specifications          $5,755.00             N/A       $5,755.00
--------------------------------------------------------------------------------------------------
15    Warranty - 3 year
      Extended Warranty      Per Specifications          $6,900.00             N/A       $6,900.00
--------------------------------------------------------------------------------------------------
16    Warranty - Non-24
      Hour Extended
      Warranty               Per Specifications          $5,180.00             N/A       $5,180.00
--------------------------------------------------------------------------------------------------
17    Shipping/Delivery
      Charges                Per Specifications          $1,250.00             N/A       $1,250.00
--------------------------------------------------------------------------------------------------
18    Off-Loading                                      Included in
                             Per Specifications            Install         $532.00         $532.00
--------------------------------------------------------------------------------------------------

------------------------------------------------------
                       INSTALLATION
ITEM  MATERIAL COST        COST         TOTAL COST
------------------------------------------------------
1         $23,936.64       $8,819.20      $32,755.84
------------------------------------------------------
2        Included in
              Item 1    Design Costs  Part of Item 1
------------------------------------------------------
3            $718.64       $1,106.56       $1,825.20
------------------------------------------------------
4             $52.00         $364.00         $416.00
------------------------------------------------------
5             $62.40          $52.00         $114.40
------------------------------------------------------
6             $10.40          $52.00          $62.40
------------------------------------------------------
7          $1,445.60         $249.60       $1,695.20
------------------------------------------------------
8            $676.00         $410.80       $1,086.80
------------------------------------------------------
9          $1,092.00         $410.80       $1,502.80
------------------------------------------------------
10         $1,934.40       $2,964.00       $4,898.40
------------------------------------------------------
11         $2,184.00         $338.00       $2,522.00
------------------------------------------------------
12           $343.20          $83.20         $426.40
------------------------------------------------------
13         $2,600.00       $1,300.00       $3,900.00
------------------------------------------------------
14         $5,985.20             N/A       $5,985.20
------------------------------------------------------
15         $7,176.00             N/A       $7,176.00
------------------------------------------------------
16         $5,387.20             N/A       $5,387.20
------------------------------------------------------
17         $1,300.00             N/A       $1,300.00
------------------------------------------------------
18       Included in
             Install         $553.28         $553.28
------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                          MATERIAL      INSTALLATION        TOTAL       MATERIAL      INSTALLATION       TOTAL
-------------------------------------------------------------------------------------------------------------------
      TOTAL POLE COST    $31,521.00       $9,652.00      $41,173.00    $32,781.84      $10,038.08      $42,819.92
-------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                          POLE VARIATION PRICING SHEET
POLE HEIGHT: 140'                           POLE DESIGN LOADING: MICROWAVE LOWER
TYPE OF POLE: STEEL                                                  PAGE 2 of 2

                                                                     INSTALLATION
ITEM       DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------
1     2 Year - Maintenance
      Contract               Per Specifications                N/A       $2,125.00       $2,125.00
--------------------------------------------------------------------------------------------------
2     3 Additional Years -
      Maintenance Contract   Per Specifications                N/A       $2,550.00       $2,550.00
--------------------------------------------------------------------------------------------------
3     3 Year - Non-24 Hour
      Extended Maintenance
      Contract               Per Specifications                N/A       $1,910.00       $1,910.00
--------------------------------------------------------------------------------------------------

----------------------------------------------------
                       INSTALLATION
ITEM  MATERIAL COST        COST         TOTAL COST
----------------------------------------------------

1             N/A       $2,210.00       $2,210.00
----------------------------------------------------
2             N/A       $2,652.00       $2,652.00
----------------------------------------------------
3             N/A       $1,986.40       $1,986.40
----------------------------------------------------

                               POLE PRICING SHEET
                                                                     PAGE 1 of 2
POLE HEIGHT: 160'                           POLE DESIGN LOADING: MICROWAVE LOWER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------------
                                                                     INSTALLATION
ITEM       DESCRIPTION           REQUIREMENT        MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------
1     Pole 80 MPH - 1/2
      inch Ice - Concurrent
      (with erection under
      installation)          Per Specifications         $30,934.00       $9,140.00      $40,074.00
--------------------------------------------------------------------------------------------------
2     Pole Foundation                                  Included in
      Design                 Per Specifications             Item 1    Design Costs  Part of Item 1
--------------------------------------------------------------------------------------------------
3     Waveguide Bridge       Per Specifications            $691.00       $1,064.00       $1,755.00
--------------------------------------------------------------------------------------------------
4     EIA Grounding          Per Specifications             $50.00         $350.00         $400.00
--------------------------------------------------------------------------------------------------
5     Cap Plate              Per Specifications             $60.00          $50.00         $110.00
--------------------------------------------------------------------------------------------------
6     Anti-Climb Warning
      Signs                  Per Specifications             $10.00          $50.00          $60.00
--------------------------------------------------------------------------------------------------
7     Rohn-Loc Safety
      Device                 Per Specifications          $1,440.00         $240.00       $1,680.00
--------------------------------------------------------------------------------------------------
8     Dish Mount - 2' dish   Per Specifications            $650.00         $395.00       $1,045.00
--------------------------------------------------------------------------------------------------
9     Dish Mount - 4' dish   Per Specifications          $1,050.00         $395.00       $1,445.00
--------------------------------------------------------------------------------------------------
10    Top Mounted Platform   Per Specifications          $1,860.00       $2,850.00       $4,710.00
--------------------------------------------------------------------------------------------------
11    Antenna mount (10'
      whip)                  Per Specifications          $2,100.00         $325.00       $2,425.00
--------------------------------------------------------------------------------------------------
12    Step Bolts             Per Specifications            $360.00         $100.00         $460.00
--------------------------------------------------------------------------------------------------
13    Aviation Red -
      Obstruction Lights     Per Specifications          $2,500.00       $1,250.00       $3,750.00
--------------------------------------------------------------------------------------------------
14    Warranty - 2 Year
      Warranty               Per Specifications          $7,735.00             N/A       $7,735.00
--------------------------------------------------------------------------------------------------
15    Warranty - 3 year
      Extended Warranty      Per Specifications          $9,280.00             N/A       $9,280.00
--------------------------------------------------------------------------------------------------
16    Warranty - Non-24
      Hour Extended
      Warranty               Per Specifications          $6,960.00             N/A       $6,960.00
--------------------------------------------------------------------------------------------------
17    Shipping/Delivery
      Charges                Per Specifications          $1,250.00             N/A       $1,250.00
--------------------------------------------------------------------------------------------------
18    Off-Loading                                      Included in
                             Per Specifications            Install         $532.00         $532.00
--------------------------------------------------------------------------------------------------

-------------------------------------------------------
                       INSTALLATION
ITEM  MATERIAL COST        COST         TOTAL COST
-------------------------------------------------------
1         $32,171.36       $9,505.60      $41,676.96
-------------------------------------------------------
2        Included in
              Item 1    Design Costs  Part of Item 1
-------------------------------------------------------
3            $718.64       $1,106.56       $1,825.20
-------------------------------------------------------
4             $52.00         $364.00         $418.00
-------------------------------------------------------
5             $62.40          $52.00         $114.40
-------------------------------------------------------
6             $10.40          $52.00          $62.40
-------------------------------------------------------
7          $1,497.60         $249.60       $1,747.20
-------------------------------------------------------
8            $676.00         $410.80       $1,086.80
-------------------------------------------------------
9          $1,092.00         $410.80       $1,502.80
-------------------------------------------------------
10         $1,934.40       $2,964.00       $4,898.40
-------------------------------------------------------
11         $2,184.00         $338.00       $2,522.00
-------------------------------------------------------
12           $374.40         $104.00         $478.40
-------------------------------------------------------
13         $2,600.00       $1,300.00       $3,900.00
-------------------------------------------------------
14         $8,044.40             N/A       $8,044.40
-------------------------------------------------------
15         $9,651.20             N/A       $9,651.20
-------------------------------------------------------
16         $7,238.40             N/A       $7,238.40
-------------------------------------------------------
17         $1,300.00             N/A       $1,300.00
-------------------------------------------------------
18       Included in
             Install         $553.28         $553.28
-------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                            MATERIAL      INSTALLATION        TOTAL        MATERIAL    INSTALLATION        TOTAL
---------------------------------------------------------------------------------------------------------------------
   TOTAL POLE COST         $41,469.00      $10,312.00      $51,781.00    $43,127.76      $10,724.48      $53,852.24
---------------------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                          POLE VARIATION PRICING SHEET
POLE HEIGHT: 160'                           POLE DESIGN LOADING: MICROWAVE LOWER
TYPE OF POLE: STEEL                                                  PAGE 2 of 2

--------------------------------------------------------------------------------------------------
                                                                     INSTALLATION
ITEM       DESCRIPTION            REQUIREMENT       MATERIAL COST        COST         TOTAL COST
--------------------------------------------------------------------------------------------------
1     2 Year - Maintenance
      Contract               Per Specifications                N/A       $2,285.00       $2,285.00
--------------------------------------------------------------------------------------------------
2     3 Additional Years -
      Maintenance Contract   Per Specifications                N/A       $2,745.00      $2,745.00
--------------------------------------------------------------------------------------------------
3     3 Year - Non-24 Hour
      Extended Maintenance
      Contract               Per Specifications                N/A       $2,055.00       $2,055.00
--------------------------------------------------------------------------------------------------

----------------------------------------------------
                       INSTALLATION
ITEM  MATERIAL COST        COST         TOTAL COST
----------------------------------------------------
1              N/A       $2,376.40       $2,376.40
----------------------------------------------------
2              N/A       $2,854.80       $2,854.80
----------------------------------------------------
3              N/A       $2,137.20       $2,137.20
----------------------------------------------------

                                 POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 60'                            POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL

---------------------------------------------------------------------------------------------
                                                         MATERIAL   INSTALLATION     TOTAL
ITEM            DESCRIPTION              REQUIREMENT       COST         COST         COST
---------------------------------------------------------------------------------------------
 1    Pole 80 MPH - 1/2 inch Ice -           Per        $ 7,159.00    $5,990.00   $13,149.00
      Concurrent (with erection under  Specifications
      installation)
---------------------------------------------------------------------------------------------
 2    Pole Foundation Design                 Per        Included in     Design     Part of
                                       Specifications     Item 1         Costs     Item 1
---------------------------------------------------------------------------------------------
 3    Waveguide Bridge                       Per        $   691.00    $1,064.00   $ 1,755.00
                                       Specifications
---------------------------------------------------------------------------------------------
 4    EIA Grounding                          Per        $    50.00    $  350.00   $   400.00
                                       Specifications
---------------------------------------------------------------------------------------------
 5    Cap Plate                              Per        $    60.00    $   50.00   $   110.00
                                       Specifications
---------------------------------------------------------------------------------------------
 6    Anti-Climb Warning Signs               Per        $    10.00    $   50.00   $    60.00
                                       Specifications
---------------------------------------------------------------------------------------------
 7    Rohn-Loc Safety Device                 Per        $ 1,182.00    $  240.00   $ 1,422.00
                                       Specifications
---------------------------------------------------------------------------------------------
 8    Dish mount - 2' dish                   Per        $   650.00    $  395.00   $ 1,045.00
                                       Specifications
---------------------------------------------------------------------------------------------
 9    Dish mount - 4' dish                   Per        $ 1,050.00    $  395.00   $ 1,445.00
                                       Specifications
---------------------------------------------------------------------------------------------
10    Top Mounted Platform                   Per        $ 3,600.00    $2,850.00   $ 6,450.00
                                       Specifications
---------------------------------------------------------------------------------------------
11    Antenna mount (10' whip)               Per        $ 2,100.00    $  325.00   $ 2,425.00
                                       Specifications
---------------------------------------------------------------------------------------------
12    Step Bolts                             Per        $   160.00    $   60.00   $   220.00
                                       Specifications
---------------------------------------------------------------------------------------------
13    Aviation Red - Obstruction             Per        $ 2,200.00    $1,000.00   $ 3,200.00
      Lights                           Specifications
---------------------------------------------------------------------------------------------
14    Warranty - 2 Year Warranty             Per        $ 1,790.00       N/A      $ 1,790.00
                                       Specifications
---------------------------------------------------------------------------------------------
15    Warranty - 3 year Extended             Per        $ 2,150.00       N/A      $ 2,150.00
      Warranty                         Specifications
---------------------------------------------------------------------------------------------
16    Warranty - Non-24 Hour                 Per        $ 1,610.00       N/A      $ 1,610.00
      Extended Warranty                Specifications
---------------------------------------------------------------------------------------------
17    Shipping/Delivery Charges              Per        $ 1,250.00       N/A      $ 1,250.00
                                       Specifications
---------------------------------------------------------------------------------------------
18    Off-Loading                            Per        Included in   $  532.00   $   532.00
                                       Specifications     Install
---------------------------------------------------------------------------------------------

------------------------------------------
       MATERIAL   INSTALLATION     TOTAL
ITEM     COST         COST         COST
------------------------------------------
 1    $ 7,445.36    $6,229.60   $13,674.96


------------------------------------------
 2     Included      Design       Part of
       in Item 1      Costs       Item 1
------------------------------------------
 3    $   718.64    $1,106.56   $ 1,825.20

------------------------------------------
 4    $    52.00    $  364.00   $   416.00

------------------------------------------
 5    $    62.40    $   52.00   $   114.40

------------------------------------------
 6    $    10.40    $   52.00   $    62.40

------------------------------------------
 7    $ 1,229.28    $  249.60   $ 1,478.88

------------------------------------------
 8    $   676.00    $  410.80   $ 1,086.80

------------------------------------------
 9    $ 1,092.00    $  410.80   $ 1,502.80

------------------------------------------
10    $ 3,744.00    $2,964.00   $ 6,708.00

------------------------------------------
11    $ 2,184.00    $  338.00   $ 2,522.00

------------------------------------------
12    $   166.40    $   62.40   $   228.80

------------------------------------------
13    $ 2,288.00    $1,040.00   $ 3,328.00

------------------------------------------
14    $ 1,861.60        N/A     $ 1,861.60

------------------------------------------
15    $ 2,236.00        N/A     $ 2,236.00

------------------------------------------
16    $ 1,674.40        N/A     $ 1,674.40

------------------------------------------
17    $ 1,300.00        N/A     $ 1,300.00

------------------------------------------
18    Included in   $  553.28   $   553.28
        Install
------------------------------------------

-------------------------------------------------------------------------------------------------
                        Material    Installation    Total     Material    Installation    Total
-------------------------------------------------------------------------------------------------
TOTAL POLE COST        $11,491.00    $7,162.00   $18,653.00  $11,950.64    $7,448.48   $19,399.12
-------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                        POLE VARIATION PRICING SHEET
POLE HEIGHT: 60'                            POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL                                                  PAGE 2 OF 2

--------------------------------------------------------------------------------------------
                                                         MATERIAL   INSTALLATION     TOTAL
ITEM            DESCRIPTION              REQUIREMENT       COST         COST         COST
--------------------------------------------------------------------------------------------
 1    2 Year - Maintenance Contract         Per            N/A        $1,500.00    $1,500.00
                                       Specifications
--------------------------------------------------------------------------------------------
 2    3 Additional Years -                  Per            N/A        $1,800.00    $1,800.00
      Maintenance Contract             Specifications
--------------------------------------------------------------------------------------------
 3    3 Year - Non-24 Hour Extended         Per            N/A        $1,350.00    $1,350.00
      Maintenance Contract             Specifications
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                         MATERIAL   INSTALLATION     TOTAL
ITEM            DESCRIPTION                COST         COST         COST
----------------------------------------------------------------------------
 1    2 Year - Maintenance Contract        N/A        $1,560.00    $1,560.00

----------------------------------------------------------------------------
 2    3 Additional Years -                 N/A        $1,872.00    $1,872.00
      Maintenance Contract
----------------------------------------------------------------------------
 3    3 Year - Non-24 Hour Extended        N/A        $1,404.00    $1,404.00
      Maintenance Contract
----------------------------------------------------------------------------

                                 POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 80'                            POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL

--------------------------------------------------------------------------------------------
                                                         MATERIAL   INSTALLATION     TOTAL
ITEM            DESCRIPTION              REQUIREMENT       COST         COST         COST
--------------------------------------------------------------------------------------------
 1    Pole 80 MPH - 1/2 inch Ice -           Per        $ 9,948.00   $6,690.00   $16,638.00
      Concurrent (with erection under  Specifications
      installation)
--------------------------------------------------------------------------------------------
 2    Pole Foundation Design                 Per        Included in     Design     Part of
                                       Specifications     Item 1         Costs     Item 1
--------------------------------------------------------------------------------------------
 3    Waveguide Bridge                       Per        $   691.00    $1,064.00   $ 1,755.00
                                       Specifications
--------------------------------------------------------------------------------------------
 4    EIA Grounding                          Per        $    50.00    $  350.00   $   400.00
                                       Specifications
--------------------------------------------------------------------------------------------
 5    Cap Plate                              Per        $    60.00    $   50.00   $   110.00
                                       Specifications
--------------------------------------------------------------------------------------------
 6    Anti-Climb Warning Signs               Per        $    10.00    $   50.00   $    60.00
                                       Specifications
--------------------------------------------------------------------------------------------
 7    Rohn-Loc Safety Device                 Per        $ 1,240.00    $  240.00   $ 1,480.00
                                       Specifications
--------------------------------------------------------------------------------------------
 8    Dish mount - 2' dish                   Per        $   650.00    $  395.00   $ 1,045.00
                                       Specifications
--------------------------------------------------------------------------------------------
 9    Dish mount - 4' dish                   Per        $ 1,050.00    $  395.00   $ 1,445.00
                                       Specifications
--------------------------------------------------------------------------------------------
10    Top Mounted Platform                   Per        $ 1,860.00    $2,850.00   $ 4,710.00
                                       Specifications
--------------------------------------------------------------------------------------------
11    Antenna mount (10' whip)               Per        $ 2,100.00    $  325.00   $ 2,425.00
                                       Specifications
--------------------------------------------------------------------------------------------
12    Step Bolts                             Per        $   185.00    $   60.00   $   245.00
                                       Specifications
--------------------------------------------------------------------------------------------
13    Aviation Red - Obstruction             Per        $ 2,200.00    $1,000.00   $ 3,200.00
      Lights                           Specifications
--------------------------------------------------------------------------------------------
14    Warranty - 2 Year Warranty             Per        $ 2,490.00       N/A      $ 2,490.00
                                       Specifications
--------------------------------------------------------------------------------------------
15    Warranty - 3 year Extended             Per        $ 2,985.00       N/A      $ 2,985.00
      Warranty                         Specifications
--------------------------------------------------------------------------------------------
16    Warranty - Non-24 Hour                 Per        $ 2,235.00       N/A      $ 2,235.00
      Extended Warranty                Specifications
--------------------------------------------------------------------------------------------
17    Shipping/Delivery Charges              Per        $ 1,250.00       N/A      $ 1,250.00
                                       Specifications
--------------------------------------------------------------------------------------------
18    Off-Loading                            Per        Included in   $  532.00   $   532.00
                                       Specifications     Install
--------------------------------------------------------------------------------------------

------------------------------------------
       MATERIAL   INSTALLATION    TOTAL
ITEM     COST         COST         COST
------------------------------------------
 1   $10,345.92    $6,957.60   $17,303.52

------------------------------------------
 2     Included      Design       Part of
       in Item 1      Costs       Item 1
------------------------------------------
 3    $   718.64    $1,106.56   $ 1,825.20

------------------------------------------
 4    $    52.00    $  364.00   $   416.00

------------------------------------------
 5    $    62.40    $   52.00   $   114.40

------------------------------------------
 6    $    10.40    $   52.00   $    62.40

------------------------------------------
 7    $ 1,289.60    $  249.60   $ 1,539.20

------------------------------------------
 8    $   676.00    $  410.80   $ 1,086.80

------------------------------------------
 9    $ 1,092.00    $  410.80   $ 1,502.80

------------------------------------------
10    $ 1,934.40    $2,964.00   $ 4,898.40

------------------------------------------
11    $ 2,184.00    $  338.00   $ 2,522.00

------------------------------------------
12    $   192.40    $   62.40   $   254.80

------------------------------------------
13    $ 2,288.00    $1,040.00   $ 3,328.00

------------------------------------------
14    $ 2,589.60        N/A     $ 2,589.60

------------------------------------------
15    $ 3,104.40        N/A     $ 3,104.40

------------------------------------------
16    $ 2,324.40        N/A     $ 2,324.40

------------------------------------------
17    $ 1,300.00        N/A     $ 1,300.00

------------------------------------------
18    Included in   $  553.28   $   553.28
        Install
------------------------------------------

--------------------------------------------------------------------------------------------------
                         Material    Installation    Total     Material    Installation    Total
--------------------------------------------------------------------------------------------------
TOTAL POLE COST         $15,038.00    $7,862.00   $22,900.00  $15,639.52    $ 8,176.48  $23,816.00
--------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                                 POLE VARIATION PRICING SHEET
POLE HEIGHT: 80'                         POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL                                                PAGE 2 OF 2

--------------------------------------------------------------------------------------------
                                                         MATERIAL   INSTALLATION     TOTAL
ITEM            DESCRIPTION              REQUIREMENT       COST         COST         COST
--------------------------------------------------------------------------------------------
 1    2 Year - Maintenance Contract         Per            N/A        $1,700.00    $1,700.00
                                       Specifications
--------------------------------------------------------------------------------------------
 2    3 Additional Years -                  Per            N/A        $2,000.00    $2,000.00
      Maintenance Contract             Specifications
--------------------------------------------------------------------------------------------
 3    3 Year - Non-24 Hour Extended         Per            N/A        $1,500.00    $1,500.00
      Maintenance Contract             Specifications
--------------------------------------------------------------------------------------------

-------------------------------------------
       MATERIAL   INSTALLATION     TOTAL
ITEM     COST         COST         COST
-------------------------------------------
 1       N/A        $1,768.00    $1,768.00

-------------------------------------------
 2       N/A        $2,080.00    $2,080.00

-------------------------------------------
 3       N/A        $1,560.00    $1,560.00

-------------------------------------------

                              POLE PRICING SHEET
                                                                     PAGE 1 OF 2
POLE HEIGHT: 100'                           POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL

-------------------------------------------------------------------------------------------------
ITEM            DESCRIPTION                 REQUIREMENT    MATERIAL   INSTALLATION  TOTAL COST
                                                             COST         COST
-------------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice -
     Concurrent (with erection under            Per        $15,203.00  $ 7,340.00   $22,543.00
     installation)                         Specifications
-------------------------------------------------------------------------------------------------
 2   Pole Foundation Design                     Per        Included   Design Costs   Part of
                                           Specifications  in Item 1                  Item 1
-------------------------------------------------------------------------------------------------
 3   Waveguide Bridge                           Per        $   691.00  $ 1,064.00   $ 1,755.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 4   EIA Grounding                              Per        $    50.00  $   350.00   $   400.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 5   Cap Plate                                  Per        $    60.00  $    50.00   $   110.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                   Per        $    10.00  $    50.00   $    60.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                     Per        $ 1,290.00  $   240.00   $ 1,530.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                       Per        $   650.00  $   395.00   $ 1,045.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                       Per        $ 1,050.00  $   395.00   $ 1,445.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 10  Top Mounted Platform                       Per        $ 1,860.00  $ 2,850.00   $ 4,710.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                   Per        $ 2,100.00  $   325.00   $ 2,425.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 12  Step Bolts                                 Per        $   225.00  $    60.00   $   285.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights          Per        $ 2,250.00  $ 1,100.00   $ 3,350.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                 Per        $ 3,800.00      N/A      $ 3,800.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty        Per        $ 4,560.00      N/A      $ 4,560.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended            Per        $ 3,420.00      N/A      $ 3,420.00
     Warranty                              Specifications
-------------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                  Per        $ 1,250.00      N/A      $ 1,250.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 18  Off-Loading                                Per        Included in $   532.00   $   532.00
                                           Specifications    Install
-------------------------------------------------------------------------------------------------

------------------------------------------
ITEM   MATERIAL   INSTALLATION  TOTAL COST
         COST         COST
------------------------------------------
 1
       $15,811.12  $ 7,633.60   $23,444.72
------------------------------------------
 2     Included    Design Costs  Part of
       in Item 1                  Item 1
------------------------------------------
 3
       $   718.64  $ 1,106.56   $ 1,825.20
------------------------------------------
 4
       $    52.00  $   364.00   $   416.00
------------------------------------------
 5
       $    62.40  $    52.00   $   114.40
------------------------------------------
 6
       $    10.40  $    52.00   $    62.40
------------------------------------------
 7
       $ 1,341.60  $   249.60   $ 1,591.20
------------------------------------------
 8
       $   676.00  $   410.80   $ 1,086.80
------------------------------------------
 9
       $ 1,092.00  $   410.80   $ 1,502.80
------------------------------------------
 10
       $ 1,934.40  $ 2,964.00   $ 4,898.40
------------------------------------------
 11
       $ 2,184.00  $   338.00   $ 2,522.00
------------------------------------------
 12
       $   234.00  $    62.40   $   296.40
------------------------------------------
 13
       $ 2,340.00  $ 1,144.00   $ 3,484.00
------------------------------------------
 14
       $ 3,952.00      N/A      $ 3,952.00
------------------------------------------
 15
       $ 4,742.40      N/A      $ 4,742.40
------------------------------------------
 16
       $ 3,556.80      N/A      $ 3,556.80
------------------------------------------
 17
       $ 1,300.00      N/A      $ 1,300.00
------------------------------------------
 18    Included in
         Install   $   553.28   $   553.28
------------------------------------------

----------------------------------------------------------------------------------------------------------
                                   MATERIAL   INSTALLATION   TOTAL       MATERIAL  INSTALLATION   TOTAL
----------------------------------------------------------------------------------------------------------
        Total Pole Cost          $21,653.00   $ 8,512.00   $30,165.00  $22,519.12  $ 8,852.48   $31,371.60
----------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                       POLE VARIATION PRICING SHEET
POLE HEIGHT: 100'                           POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL                                                  PAGE 2 of 2

-------------------------------------------------------------------------------------------------
ITEM  DESCRIPTION                           REQUIREMENT    MATERIAL   INSTALLATION  TOTAL COST
                                                             COST         COST
-------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract              Per          N/A      $ 1,835.00    $ 1,835.00
                                           Specifications
-------------------------------------------------------------------------------------------------
 2   3 Additional Years - Maintenance           Per          N/A      $ 2,200.00    $ 2,200.00
     Contract                              Specifications
-------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended              Per          N/A      $ 1,650.00    $ 1,650.00
     Maintenance Contract                  Specifications
-------------------------------------------------------------------------------------------------

------------------------------------------
ITEM   MATERIAL  INSTALLATION  TOTAL COST
         COST        COST
------------------------------------------
 1
       #VALUE!    $ 1,908.40   $ 1,908.40
------------------------------------------
 2
       #VALUE!    $ 2,288.00   $ 2,288.00
------------------------------------------
 3
       #VALUE!    $ 1,716.00   $ 1,716.00
------------------------------------------

                              POLE PRICING SHEET
                                                                    PAGE 1 of 2
POLE HEIGHT: 120'                           POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL

-----------------------------------------------------------------------------------------------
ITEM            DESCRIPTION                 REQUIREMENT    MATERIAL   INSTALLATION  TOTAL COST
                                                             COST         COST
-----------------------------------------------------------------------------------------------
 1   Pole 80 MPH - 1/2 inch Ice -
     Concurrent (with erection under            Per        $15,130.00  $ 7,560.00   $22,690.00
     installation)                         Specifications
-----------------------------------------------------------------------------------------------
 2   Pole Foundation Design                     Per        Included   Design Costs   Part of
                                           Specifications  in Item 1                  Item 1
-----------------------------------------------------------------------------------------------
 3   Waveguide Bridge                           Per        $   691.00  $ 1,064.00   $ 1,755.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 4   EIA Grounding                              Per        $    50.00  $   350.00   $   400.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 5   Cap Plate                                  Per        $    60.00  $    50.00   $   110.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 6   Anti-Climb Warning Signs                   Per        $    10.00  $    50.00   $    60.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 7   Rohn-Loc Safety Device                     Per        $ 1,340.00  $   240.00   $ 1,580.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 8   Dish mount - 2' dish                       Per        $   650.00  $   395.00   $ 1,045.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 9   Dish mount - 4' dish                       Per        $ 1,050.00  $   395.00   $ 1,445.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 10  Top Mounted Platform                       Per        $ 1,860.00  $ 2,850.00   $ 4,710.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 11  Antenna mount (10' whip)                   Per        $ 2,100.00  $   325.00   $ 2,425.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 12  Step Bolts                                 Per        $   290.00  $    80.00   $   370.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 13  Aviation Red - Obstruction Lights          Per        $ 2,250.00  $ 1,100.00   $ 3,350.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 14  Warranty - 2 Year Warranty                 Per        $ 3,785.00      N/A      $ 3,785.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 15  Warranty - 3 year Extended Warranty        Per        $ 4,540.00      N/A      $ 4,540.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 16  Warranty - Non-24 Hour Extended            Per        $ 3,400.00      N/A      $ 3,400.00
     Warranty                              Specifications
-----------------------------------------------------------------------------------------------
 17  Shipping/Delivery Charges                  Per        $ 1,250.00      N/A      $ 1,250.00
                                           Specifications
-----------------------------------------------------------------------------------------------
 18  Off-Loading                                Per        Included in $   532.00   $   532.00
                                           Specifications    Install
-----------------------------------------------------------------------------------------------

------------------------------------------
ITEM   MATERIAL   INSTALLATION  TOTAL COST
         COST         COST
------------------------------------------
 1

       $15,735.20  $ 7,862.40   $23,597.60
------------------------------------------
 2     Included    Design Costs  Part of
       in Item 1                  Item 1
------------------------------------------
 3
       $   718.64  $ 1,106.56   $ 1,825.20
------------------------------------------
 4
       $    52.00  $   364.00   $   416.00
------------------------------------------
 5
       $    62.40  $    52.00   $   114.40
------------------------------------------
 6
       $    10.40  $    52.00   $    62.40
------------------------------------------
 7
       $ 1,393.60  $   249.60   $ 1,643.20
------------------------------------------
 8
       $   676.00  $   410.80   $ 1,086.80
------------------------------------------
 9
       $ 1,092.00  $   410.80   $ 1,502.80
------------------------------------------
 10
       $ 1,934.40  $ 2,964.00   $ 4,898.40
------------------------------------------
 11
       $ 2,184.00  $   338.00   $ 2,522.00
------------------------------------------
 12
       $   301.60  $    83.20   $   384.80
------------------------------------------
 13
       $ 2,340.00  $ 1,144.00   $ 3,484.00
------------------------------------------
 14
       $ 3,936.40      N/A      $ 3,936.40
------------------------------------------
 15
       $ 4,721.60      N/A      $ 4,721.60
------------------------------------------
 16
       $ 3,536.00      N/A      $ 3,536.00
------------------------------------------
 17
       $ 1,300.00      N/A      $ 1,300.00
------------------------------------------
 18    Included in
         Install   $   553.28   $   553.28
------------------------------------------

---------------------------------------------------------------------------------------------------------
                                  MATERIAL   INSTALLATION   TOTAL       MATERIAL  INSTALLATION   TOTAL
---------------------------------------------------------------------------------------------------------
       Total Pole Cost          $21,615.00   $ 8,732.00   $30,347.00  $22,479.60  $ 9,081.28   $31,560.88
---------------------------------------------------------------------------------------------------------

Note: Items 1,2,4,5,7,14,17,18 used to calculate a total cost.


                       POLE VARIATION PRICING SHEET
POLE HEIGHT: 120'                           POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL                                                  PAGE 2 of 2

------------------------------------------------------------------------------------------------------------------------------------
ITEM  DESCRIPTION                           REQUIREMENT    MATERIAL   INSTALLATION  TOTAL COST   MATERIAL  INSTALLATION  TOTAL COST
                                                             COST         COST                     COST        COST
------------------------------------------------------------------------------------------------------------------------------------
 1   2 Year - Maintenance Contract              Per          N/A      $ 1,890.00    $ 1,890.00
                                           Specifications                                          N/A      $ 1,965.60   $ 1,965.60
------------------------------------------------------------------------------------------------------------------------------------
 2   3 Additional Years - Maintenance           Per          N/A      $ 2,270.00    $ 2,270.00
     Contract                              Specifications                                          N/A      $ 2,360.80   $ 2,360.80
------------------------------------------------------------------------------------------------------------------------------------
 3   3 Year - Non-24 Hour Extended              Per          N/A      $ 1,700.00    $ 1,700.00
     Maintenance Contract                  Specifications                                          N/A      $ 1,768.00   $ 1,768.00
------------------------------------------------------------------------------------------------------------------------------------

                             POLE PRICING SHEET
                                                                   PAGE 1 OF 2
POLE HEIGHT: 140'                         POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL

-----------------------------------------------------------------------------------------------------------
ITEM            DESCRIPTION                     REQUIREMENT    MATERIAL COST  INSTALLATION COST  TOTAL COST
-----------------------------------------------------------------------------------------------------------
 1    Pole 80 MPH - 1/2 inch Ice - Concurrent        Per       $28,007.00     $8,970.00          $36,977.00
      (with erection under installation)       Specifications
-----------------------------------------------------------------------------------------------------------
 2    Pole Foundation Design                         Per       Included in    Design Costs       Part of
                                               Specifications  Item 1                            Item 1
-----------------------------------------------------------------------------------------------------------
 3    Waveguide Bridge                               Per       $   691.00     $1,064.00          $ 1,755.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 4    EIA Grounding                                  Per       $    50.00     $  350.00          $   400.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 5    Cap Plate                                      Per       $    60.00     $   50.00          $   110.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 6    Anti-Climb Warning Signs                       Per       $    10.00     $   50.00          $    60.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 7    Rohn-Loc Safety Device                         Per       $ 1,390.00     $  240.00          $ 1,630.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 8    Dish mount - 2' dish                           Per       $   650.00     $  395.00          $ 1,045.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 9    Dish mount - 4' dish                           Per       $ 1,050.00     $  395.00          $ 1,445.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 10   Top Mounted Platform                           Per       $ 1,860.00     $2,850.00          $ 4,710.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 11   Antenna mount (10' whip)                       Per       $ 2,100.00     $  325.00          $ 2,425.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 12   Step Bolts                                     Per       $   330.00     $   80.00          $   410.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 13   Aviation Red - Obstruction Lights              Per       $ 2,500.00     $1,250.00          $ 3,750.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 14   Warranty - 2 Year Warranty                     Per       $ 7,000.00        N/A             $ 7,000.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 15   Warranty - 3 year Extended Warranty            Per       $ 8,400.00        N/A             $ 8,400.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 16   Warranty - Non-24 Hour Extended                Per       $ 6,300.00        N/A             $ 6,300.00
      Warranty                                 Specifications
-----------------------------------------------------------------------------------------------------------
 17   Shipping/Delivery Charges                      Per       $ 1,250.00        N/A             $ 1,250.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 18   Off-Loading                                    Per       Included in    $  532.00          $   532.00
                                               Specifications    Install
-----------------------------------------------------------------------------------------------------------

--------------------------------------------
         MATERIAL   INSTALLATION  TOTAL COST
ITEM       COST         COST
--------------------------------------------
 1      $29,127.28  $ 9,328.80    $38,456.08

--------------------------------------------
 2      Included    Design        Part of
        in Item 1   Costs         Item 1
--------------------------------------------
 3      $   718.64  $ 1,106.56    $ 1,825.20

--------------------------------------------
 4      $    52.00  $   364.00    $   416.00

--------------------------------------------
 5      $    62.40  $    52.00    $   114.40

--------------------------------------------
 6      $    10.40  $    52.00    $    62.40

--------------------------------------------
 7      $ 1,445.60  $   249.60    $ 1,695.20

--------------------------------------------
 8      $   676.00  $   410.80    $ 1,088.80

--------------------------------------------
 9      $ 1,092.00  $   410.80    $ 1,502.80

--------------------------------------------
 10     $ 1,934.40  $ 2,964.00    $ 4,898.40

--------------------------------------------
 11     $ 2,184.00  $   338.00    $ 2,522.00

--------------------------------------------
 12     $   343.20  $    83.20    $   426.40

--------------------------------------------
 13     $ 2,600.00  $ 1,300.00    $ 3,900.00

--------------------------------------------
 14     $ 7,280.00     N/A        $ 7,280.00

--------------------------------------------
 15     $ 8,736.00     N/A        $ 8,736.00

--------------------------------------------
 16     $ 6,552.00     N/A        $ 6,552.00

--------------------------------------------
 17     $ 1,300.00     N/A        $ 1,300.00

--------------------------------------------
 18     Included in $   553.28    $   553.28
         Install
--------------------------------------------

----------------------------------------------------------------------------------------------------
                          MATERIAL    INSTALLATION    TOTAL     MATERIAL    INSTALLATION    TOTAL
----------------------------------------------------------------------------------------------------
     TOTAL POLE COST      $37,757.00  $10,142.00    $47,899.00  $39,267.28  $10,547.68    $49,814.96
----------------------------------------------------------------------------------------------------

Note: Items 1, 2, 4, 5, 7, 14, 17, 18 used to calculate a total cost.


                        POLE VARIATION PRICING SHEET
POLE HEIGHT: 140'                          POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL                                                 PAGE 2 OF 2

----------------------------------------------------------------------------------------------------------
ITEM            DESCRIPTION                     REQUIREMENT    MATERIAL COST  INSTALLATION COST  TOTAL COST
----------------------------------------------------------------------------------------------------------
 1    2 Year - Maintenance Contract                  Per           N/A        $2,245.00          $2,245.00
                                               Specifications
----------------------------------------------------------------------------------------------------------
 2    3 Additional Years - Maintenance                Per          N/A        $2,690.00          $2,690.00
      Contract                                 Specifications
----------------------------------------------------------------------------------------------------------
 3    3 Year - Non-24 Hour Extended                  Per           N/A        $2,018.00          $2,018.00
      Maintenance Contract                     Specifications
----------------------------------------------------------------------------------------------------------

--------------------------------------------------
ITEM      MATERIAL     INSTALLATION     TOTAL COST
            COST           COST
--------------------------------------------------
 1              N/A      $2,334.80       $2,334.80
--------------------------------------------------
 2              N/A      $2,797.60       $2,797.60

--------------------------------------------------
 3              N/A      $2,098.72       $2,098.72

--------------------------------------------------

                             POLE PRICING SHEET
                                                                   PAGE 1 OF 2
POLE HEIGHT: 160'                         POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL

-----------------------------------------------------------------------------------------------------------
ITEM            DESCRIPTION                     REQUIREMENT    MATERIAL COST  INSTALLATION COST  TOTAL COST
-----------------------------------------------------------------------------------------------------------
 1    Pole 80 MPH - 1/2 inch Ice - Concurrent        Per       $41,168.00     $9,950.00          $51,118.00
      (with erection under installation)       Specifications
-----------------------------------------------------------------------------------------------------------
 2    Pole Foundation Design                         Per       Included in    Design Costs       Part of
                                               Specifications  Item 1                            Item 1
-----------------------------------------------------------------------------------------------------------
 3    Waveguide Bridge                               Per       $   691.00     $1,064.00          $ 1,755.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 4    EIA Grounding                                  Per       $    50.00     $  350.00          $   400.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 5    Cap Plate                                      Per       $    60.00     $   50.00          $   110.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 6    Anti-Climb Warning Signs                       Per       $    10.00     $   50.00          $    60.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 7    Rohn-Loc Safety Device                         Per       $ 1,440.00     $  240.00          $ 1,680.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 8    Dish mount - 2' dish                           Per       $   650.00     $  395.00          $ 1,045.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 9    Dish mount - 4' dish                           Per       $ 1,050.00     $  395.00          $ 1,445.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 10   Top Mounted Platform                           Per       $ 1,860.00     $2,850.00          $ 4,710.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 11   Antenna mount (10' whip)                       Per       $ 2,100.00     $  325.00          $ 2,425.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 12   Step Bolts                                     Per       $   360.00     $  100.00          $   460.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 13   Aviation Red - Obstruction Lights              Per       $ 2,500.00     $1,250.00          $ 3,750.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 14   Warranty - 2 Year Warranty                     Per       $10,290.00         N/A            $10,290.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 15   Warranty - 3 year Extended Warranty            Per       $12,350.00         N/A            $12,350.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 16   Warranty - Non-24 Hour Extended                Per       $ 9,265.00         N/A            $ 9,265.00
      Warranty                                 Specifications
-----------------------------------------------------------------------------------------------------------
 17   Shipping/Delivery Charges                      Per       $ 1,250.00         N/A            $ 1,250.00
                                               Specifications
-----------------------------------------------------------------------------------------------------------
 18   Off-Loading                                    Per       Included in    $  532.00          $   532.00
                                               Specifications  Install
-----------------------------------------------------------------------------------------------------------

--------------------------------------------
         MATERIAL   INSTALLATION  TOTAL COST
ITEM       COST         COST
--------------------------------------------
 1      $42,814.72  $10,348.00    $53,162.72

--------------------------------------------
 2      Included in Design Costs  Part of
        Item 1                    Item 1
--------------------------------------------
 3      $   718.64  $ 1,106.56    $ 1,825.20

--------------------------------------------
 4      $    52.00  $   364.00    $   416.00

--------------------------------------------
 5      $    62.40  $    52.00    $   114.40

--------------------------------------------
 6      $    10.40  $    52.00    $    62.40

--------------------------------------------
 7      $ 1,497.60  $   249.60    $ 1,747.20

--------------------------------------------
 8      $   676.00  $   410.80    $ 1,086.80

--------------------------------------------
 9      $ 1,092.00  $   410.80    $ 1,502.80

--------------------------------------------
 10     $ 1,934.40  $ 2,964.00    $ 4,898.40

--------------------------------------------
 11     $ 2,184.00  $   338.00    $ 2,522.00

--------------------------------------------
 12     $   374.40  $   104.00    $   478.40

--------------------------------------------
 13     $ 2,600.00  $ 1,300.00    $ 3,900.00

--------------------------------------------
 14     $10,701.60    N/A         $10,701.60

--------------------------------------------
 15     $12,844.00    N/A         $12,844.00

--------------------------------------------
 16     $ 9,635.60    N/A         $ 9,635.60

--------------------------------------------
 17     $ 1,300.00    N/A         $ 1,300.00

--------------------------------------------
 18     Included in $   553.28    $   553.28
          Install
--------------------------------------------

----------------------------------------------------------------------------------------------------
                          MATERIAL    INSTALLATION    TOTAL     MATERIAL    INSTALLATION    TOTAL
----------------------------------------------------------------------------------------------------
     TOTAL POLE COST      $54,258.00  $11,122.00    $65,380.00  $56,428.32  $11,566.88    $67,995.20
----------------------------------------------------------------------------------------------------

Note: Items 1, 2, 4, 5, 7, 14, 17, 18 used to calculate a total cost.


                        POLE VARIATION PRICING SHEET
POLE HEIGHT: 160'                          POLE DESIGN LOADING: MICROWAVE UPPER
TYPE OF POLE: STEEL                                                 PAGE 2 OF 2

----------------------------------------------------------------------------------------------------------
ITEM            DESCRIPTION                     REQUIREMENT    MATERIAL COST  INSTALLATION COST  TOTAL COST
----------------------------------------------------------------------------------------------------------
 1    2 Year - Maintenance Contract                Per             N/A        $2,490.00          $2,490.00
                                               Specifications
----------------------------------------------------------------------------------------------------------
 2    3 Additional Years - Maintenance             Per             N/A        $2,985.00          $2,985.00
      Contract                                 Specifications
----------------------------------------------------------------------------------------------------------
 3    3 Year - Non-24 Hour Extended                Per             N/A        $2,240.00          $2,240.00
      Maintenance Contract                     Specifications
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------
ITEM      MATERIAL COST  INSTALLATION COST  TOTAL COST
-----------------------------------------------------
 1           N/A          $2,589.60         $2,589.60

-----------------------------------------------------
 2           N/A          $3,104.40         $3,104.40

-----------------------------------------------------
 3           N/A          $2,329.60         $2,329.60

-----------------------------------------------------

HOME                SITE DEVELOPMENT PRICING SHEET
                                                                    PAGE 1 OF 1
TYPICAL CELLSITE COMPOUND
(160' MONOPOLE)                               CELLSITE+ COMPOUND CONSTRUCTION
POLE CONSTRUCTION TYPE STEEL                  OPTIONAL ITEMS

----------------------------------------------------------------------------------------------------------------------------------
ITEM               DESCRIPTION                 REQUIREMENT        MATERIAL COST     INSTALLATION COST   TOTAL COST    TOTAL COST
----------------------------------------------------------------------------------------------------------------------------------
1    Pole foundation-Augured Hole             Site Specific                                                N/A           N/A
----------------------------------------------------------------------------------------------------------------------------------
2    Pole foundation-Drilled Pier             Site Specific                                           $  33,377.00    $  34,712.08
----------------------------------------------------------------------------------------------------------------------------------
3    Pole foundation-Mat Type                 Site Specific                                                N/A           N/A
----------------------------------------------------------------------------------------------------------------------------------
4    Foundation Design                        Site Specific                                           $     535.00    $     556.40
----------------------------------------------------------------------------------------------------------------------------------
5    Install Site Grounding                   Per Specifications                                      $   2,965.00    $   3,083.60
----------------------------------------------------------------------------------------------------------------------------------
6    Site Clearing (20' x 20')                Site Specific                                           $     952.00    $     990.08
----------------------------------------------------------------------------------------------------------------------------------
7    Install Compound Fencing and 6' Gate     Site Specific                                           $   2,160.00    $   2,246.40
     (12 Ft. x 12 Ft. area)
----------------------------------------------------------------------------------------------------------------------------------
8    Construct a 50 Ft. x 12 Ft. Compound     Site Specific                                           $   2,395.00    $   2,490.80
     Road
----------------------------------------------------------------------------------------------------------------------------------
9    Clearing of Compound Area of Trees       Per Specifications                                      $   1,431.00    $   1,488.24
     Shrubs and Rocks (20 Ft. x 20 Ft.)
----------------------------------------------------------------------------------------------------------------------------------
10   Install Electrical and Telephone         Per Specifications                                      $   6,170.00    $   6,416.80
     Pedestal along with (2) 2 inch PVC
----------------------------------------------------------------------------------------------------------------------------------
11   Install Drainage                         Per Specifications                                      $   1,782.00    $   1,853.28
----------------------------------------------------------------------------------------------------------------------------------
12   Install Fence Grounding                  Per Specifications                                      $   1,225.00    $   1,274.00
----------------------------------------------------------------------------------------------------------------------------------
13   Site Graveling (12 x 12 compound)        Per Specifications                                      $   1,105.00    $   1,149.20
----------------------------------------------------------------------------------------------------------------------------------
14   Remove Spoils (Trees, Rocks, Shrubs,     Per Specifications                                      $     985.00    $   1,024.40
     Tops and Slash Disposal)
----------------------------------------------------------------------------------------------------------------------------------
15   Other Optional items
----------------------------------------------------------------------------------------------------------------------

                          SITE DEVELOPMENT
                     TYPICAL CELLSITE COMPOUND
                            TOTAL COST
TYPICAL CELLSITE COMPOUND
                                              CELLSITE+ COMPOUND CONSTRUCTION
POLE CONSTRUCTION TYPE STEEL

----------------------------------------------------------------------------------------------------------------------------------
SITE DEVELOPMENT PRICING SHEET                                    MATERIAL COST     INSTALLATION COST   TOTAL COST    TOTAL COST
----------------------------------------------------------------------------------------------------------------------------------
          Total Cost:                                                                                   $ 55,082.00   $ 57,285.28
----------------------------------------------------------------------------------------------------------------------------------

Note: Items 2, 4, 5-14 used to calculate a total cost.

               SITE DEVELOPMENT ENGINEERING DESIGN PRICING SHEET

                                                                     PAGE 1 OF 4

                             DESCRIPTION
                          TYPICAL "A" SITE                                                LABOR
ITEM                          COMPOUND              REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Land Search            Per Appendix X                                              $2,766.00
--------------------------------------------------------------------------------------------------------------------
2                       Preliminary Site
                        Staking (Self
                        Supporting Tower)      Per Appendix X                                                $670.00
--------------------------------------------------------------------------------------------------------------------
3                       Soil Borings -- Self
                        Supporting Tower (3
                        total soil borings)    Per Appendix X                                              $2,926.00
--------------------------------------------------------------------------------------------------------------------
4                       Soil Testing and
                        Report                 Per Appendix X                                              $1,649.00
--------------------------------------------------------------------------------------------------------------------
5                       Final Site Visit       Per Appendix X                                                $798.00
--------------------------------------------------------------------------------------------------------------------
6                       Final Site Survey      Per Appendix X                                              $1,383.00
--------------------------------------------------------------------------------------------------------------------
7                       Compile a Site Plan
                        To Include The
                        Following (Items 7a
                        through 7n)            Per Appendix X                                                    N/A
--------------------------------------------------------------------------------------------------------------------
7a                      Site Survey            Per Appendix X                                              $1,702.00
--------------------------------------------------------------------------------------------------------------------
7b                      Vicinity Map           Per Appendix X                                                $293.00
--------------------------------------------------------------------------------------------------------------------
7c                      Boundary Map           Per Appendix X                                                $569.00
--------------------------------------------------------------------------------------------------------------------
7d                      Site Elevations        Per Appendix X                                                $569.00
--------------------------------------------------------------------------------------------------------------------
7e                      Compound Layout        Per Appendix X                                              $1,117.00
--------------------------------------------------------------------------------------------------------------------
7f                      Tower Location (Lat./
                        Long.)                 Per Appendix X                                                $569.00
--------------------------------------------------------------------------------------------------------------------
7g                      Access Road Design     Per Appendix X                                              $2,766.00
--------------------------------------------------------------------------------------------------------------------
7h                      Drainage Design        Per Appendix X                                              $2,128.00
--------------------------------------------------------------------------------------------------------------------
7i                      Grading Design         Per Appendix X                                                $894.00
--------------------------------------------------------------------------------------------------------------------
7j                      Compile: Foundation
                        Designs -- Tower,
                        Shelter, Fuel Tank,
                        Generator (provided
                        by other cont.)        Per Appendix X                                              $1,702.00
--------------------------------------------------------------------------------------------------------------------
7k                      Compile: Tower
                        Drawings (provided by
                        Tower contractor)      Per Appendix X                                                $569.00
--------------------------------------------------------------------------------------------------------------------
7l                      Compile: Soil Borings
                        and Test Results       Per Appendix X                                                $569.00
--------------------------------------------------------------------------------------------------------------------
7m                      Utility Access Design  Per Appendix X                                              $1,809.00
--------------------------------------------------------------------------------------------------------------------
7n                      Design Notes           Per Appendix X                                              $1,149.00
--------------------------------------------------------------------------------------------------------------------


                                           LABOR
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------

1                                                           $2,876.64
------------------------------------------------------------------------------------
2

                                                              $696.80
------------------------------------------------------------------------------------
3

                                                            $3,043.04
------------------------------------------------------------------------------------
4
                                                            $1,714.96
------------------------------------------------------------------------------------
5                                                             $829.92
------------------------------------------------------------------------------------
6                                                           $1,438.32
------------------------------------------------------------------------------------
7

                                                              #VALUE!
------------------------------------------------------------------------------------
7a                                                          $1,770.08
------------------------------------------------------------------------------------
7b                                                            $304.72
------------------------------------------------------------------------------------
7c                                                            $591.76
------------------------------------------------------------------------------------
7d                                                            $591.76
------------------------------------------------------------------------------------
7e                                                          $1,161.68
------------------------------------------------------------------------------------
7f
                                                              $591.76
------------------------------------------------------------------------------------
7g                                                          $2,876.64
------------------------------------------------------------------------------------
7h                                                          $2,213.12
------------------------------------------------------------------------------------
7i                                                            $929.76
------------------------------------------------------------------------------------
7j

                                                            $1,770.08
------------------------------------------------------------------------------------
7k

                                                              $591.76
------------------------------------------------------------------------------------
7l
                                                              $591.76
------------------------------------------------------------------------------------
7m                                                          $1,881.36
------------------------------------------------------------------------------------
7n                                                          $1,194.96
------------------------------------------------------------------------------------

          SITE DEVELOPMENT ENGINEERING DESIGN TOTAL COST PRICING SHEET

                                                                     PAGE 2 OF 4

                                                                                          LABOR
SITE ENGINEERING DESIGN PRICING TYPICAL "A" COMPOUND                  MATERIAL COST        COST         TOTAL COST
----------------------------------------------------                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
          TOTAL COST:                                                                                     $26,597.00
--------------------------------------------------------------------------------------------------------------------

                    LABOR
MATERIAL COST        COST         TOTAL COST
--------------  --------------  --------------
------------------------------------------------------------------------------------
                                    $27,660.88
------------------------------------------------------------------------------------

Note: Items 1-6, 7a-7n used to calculate a total cost.

               SITE DEVELOPMENT ENGINEERING DESIGN PRICING SHEET

                                                                     PAGE 3 OF 4

                             DESCRIPTION
                          TYPICAL "B" SITE                                                LABOR
ITEM                          COMPOUND              REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Land Search            Per Appendix X                                              $2,766.00
--------------------------------------------------------------------------------------------------------------------
2                       Preliminary Site
                        Staking (Guyed Tower)  Per Appendix X                                                $761.00
--------------------------------------------------------------------------------------------------------------------
3                       Soil Borings -- Guy
                        Tower (7 total soil
                        borings)               Per Appendix X                                              $3,915.00
--------------------------------------------------------------------------------------------------------------------
4                       Soil Testing and
                        Report                 Per Appendix X                                              $2,011.00
--------------------------------------------------------------------------------------------------------------------
5                       Final Site Visit       Per Appendix X                                                $798.00
--------------------------------------------------------------------------------------------------------------------
6                       Final Site Survey      Per Appendix X                                              $1,436.00
--------------------------------------------------------------------------------------------------------------------
7                       Compile a Site Plan
                        To Include The
                        Following (items 7a
                        through 7n)            Per Appendix X                                                    N/A
--------------------------------------------------------------------------------------------------------------------
7a                      Site Survey            Per Appendix X                                              $1,915.00
--------------------------------------------------------------------------------------------------------------------
7b                      Vicinity Map           Per Appendix X                                                $319.00
--------------------------------------------------------------------------------------------------------------------
7c                      Boundary Map           Per Appendix X                                                $590.00
--------------------------------------------------------------------------------------------------------------------
7d                      Site Elevations        Per Appendix X                                                $569.00
--------------------------------------------------------------------------------------------------------------------
7e                      Compound Layout        Per Appendix X                                              $1,436.00
--------------------------------------------------------------------------------------------------------------------
7f                      Tower Location (Lat./
                        Long.)                 Per Appendix X                                                $569.00
--------------------------------------------------------------------------------------------------------------------
7g                      Access Road Design     Per Appendix X                                              $2,766.00
--------------------------------------------------------------------------------------------------------------------
7h                      Drainage Design        Per Appendix X                                              $2,128.00
--------------------------------------------------------------------------------------------------------------------
7i                      Grading Design         Per Appendix X                                                $894.00
--------------------------------------------------------------------------------------------------------------------
7j                      Compile: Foundation
                        Designs -- Tower,
                        Shelter, Fuel Tank,
                        Generator (provided
                        by other cont.)        Per Appendix X                                              $1,702.00
--------------------------------------------------------------------------------------------------------------------
7k                      Compile: Tower
                        Drawings (provided by
                        Tower contractor)      Per Appendix X                                                $569.00
--------------------------------------------------------------------------------------------------------------------
7l                      Compile: Soil Borings
                        and Test Results       Per Appendix X                                                $569.00
--------------------------------------------------------------------------------------------------------------------
7m                      Utility Access Design  Per Appendix X                                              $1,809.00
--------------------------------------------------------------------------------------------------------------------
7n                      Design Notes           Per Appendix X                                              $1,149.00
--------------------------------------------------------------------------------------------------------------------


                                           LABOR
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1                                                           $2,876.64
------------------------------------------------------------------------------------
2
                                                              $791.44
------------------------------------------------------------------------------------
3

                                                            $4,071.60
------------------------------------------------------------------------------------
4
                                                            $2,091.44
------------------------------------------------------------------------------------
5                                                             $829.92
------------------------------------------------------------------------------------
6                                                           $1,493.44
------------------------------------------------------------------------------------
7

                                                              #VALUE!
------------------------------------------------------------------------------------
7a                                                          $1,991.60
------------------------------------------------------------------------------------
7b                                                            $331.76
------------------------------------------------------------------------------------
7c                                                            $613.60
------------------------------------------------------------------------------------
7d                                                            $591.76
------------------------------------------------------------------------------------
7e                                                          $1,493.44
------------------------------------------------------------------------------------
7f
                                                              $591.76
------------------------------------------------------------------------------------
7g                                                          $2,876.64
------------------------------------------------------------------------------------
7h                                                          $2,213.12
------------------------------------------------------------------------------------
7i                                                            $929.76
------------------------------------------------------------------------------------
7j

                                                            $1,770.08
------------------------------------------------------------------------------------
7k

                                                              $591.76
------------------------------------------------------------------------------------
7l
                                                              $591.76
------------------------------------------------------------------------------------
7m                                                          $1,881.36
------------------------------------------------------------------------------------
7n                                                          $1,194.96
------------------------------------------------------------------------------------

               SITE DEVELOPMENT ENGINEERING DESIGN TOTAL COST PRICING SHEET

                                                                     PAGE 4 OF 4

                                                                                          LABOR
SITE ENGINEERING DESIGN PRICING TYPICAL "B" COMPOUND                  MATERIAL COST        COST         TOTAL COST
----------------------------------------------------                  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
          TOTAL COST:                                                                                     $28,671.00
--------------------------------------------------------------------------------------------------------------------

                    LABOR
MATERIAL COST        COST         TOTAL COST
--------------  --------------  --------------
------------------------------------------------------------------------------------

                                  $29,817.84
------------------------------------------------------------------------------------

               SITE DEVELOPMENT ENGINEERING DESIGN PRICING SHEET

                             DESCRIPTION
                          TYPICAL EXISTING
                           SITE ANALYSIS &                                                LABOR
ITEM                           UPGRADE              REQUIREMENT       MATERIAL COST        COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
--------------------------------------------------------------------------------------------------------------------
1                       Stress Analysis for
                        existing tower(s)
                        with original design
                        and loading
                        available.             Site Specific                     N/A       $3,180.00       $3,180.00
--------------------------------------------------------------------------------------------------------------------
2                       Stress Analysis for
                        existing tower(s)
                        with no original
                        design and loading
                        available.             Site Specific                     N/A       $5,830.00       $5,830.00
--------------------------------------------------------------------------------------------------------------------
3                       Evaluation of
                        Grounding System       Per QSM                           N/A       $1,880.00       $1,880.00
--------------------------------------------------------------------------------------------------------------------
4                       Evaluation of
                        Telephone &
                        Electrical System
                        Capacity               Per QSM                           N/A         TBD (*)         TBD (*)
--------------------------------------------------------------------------------------------------------------------
5                       Evaluation of
                        Environmental Systems
                        Capacity               Per QSM                           N/A         TBD (*)         TBD (*)
--------------------------------------------------------------------------------------------------------------------
6                       Evaluation of
                        Existing Site.         Per QSM                       TBD (*)         TBD (*)         TBD (*)
--------------------------------------------------------------------------------------------------------------------
7                       Design Site Upgrade
                        Modifications.         Per QSM                       TBD (*)         TBD (*)         TBD (*)
--------------------------------------------------------------------------------------------------------------------
8                       Perform Existing Site
                        Upgrade
                        Modifications.         Per QSM                       TBD (*)         TBD (*)         TBD (*)
--------------------------------------------------------------------------------------------------------------------
9                       Field Survey and Data
                        Gathering -- Tower
                        Only                   Site Specific                     N/A       $2,650.00       $2,650.00
--------------------------------------------------------------------------------------------------------------------
10                      Fixed cost per site
                        including
                        construction survey,
                        communication
                        interface and
                        engineering
                        documentation          Site Specific                     N/A       $4,485.00       $4,485.00
--------------------------------------------------------------------------------------------------------------------
11                      Fixed cost per site
                        for TELCO
                        installation -
                        Addition to Utility
                        Fixed costs where
                        applicable             Site Specific                     N/A       $1,330.00       $1,330.00
--------------------------------------------------------------------------------------------------------------------


                                           LABOR
ITEM                   MATERIAL COST        COST         TOTAL COST
----                   --------------  --------------  --------------
------------------------------------------------------------------------------------
1

                                  N/A       $3,307.20       $3,307.20
------------------------------------------------------------------------------------
2

                                  N/A       $6,063.20       $6,063.20
------------------------------------------------------------------------------------
3
                                  N/A       $1,955.20       $1,955.20
------------------------------------------------------------------------------------
4

                                  N/A         TBD (*)         TBD (*)
------------------------------------------------------------------------------------
5

                                  N/A         TBD (*)         TBD (*)
------------------------------------------------------------------------------------
6
                              TBD (*)         TBD (*)         TBD (*)
------------------------------------------------------------------------------------
7
                              TBD (*)         TBD (*)         TBD (*)
------------------------------------------------------------------------------------
8

                              TBD (*)         TBD (*)         TBD (*)
------------------------------------------------------------------------------------
9

                                  N/A       $2,756.00       $2,756.00
------------------------------------------------------------------------------------
10

                                  N/A       $4,664.40       $4,664.40
------------------------------------------------------------------------------------
11

                                  N/A       $1,383.20       $1,383.20
------------------------------------------------------------------------------------

(*) Based on Commonwealth approval of the cost proposal supplied by the contractor in the preliminary site plan.

12/1/00                               COMPOUND PRICE SHEET                 REV.5



SITE DEVELOPMENT VARIATION PRICING SHEET

                                                                                      INSTALLATION
ITEM                         DESCRIPTION            REQUIREMENT        MATERIAL COST       COST         TOTAL COST
----                    ---------------------  ---------------------  --------------  --------------  --------------
1                       Rock Disposal            Per Specifications                                   19.75/yd
--------------------------------------------------------------------------------------------------------------------
2                       Tree Disposal            Per Specifications                                   532/truck
--------------------------------------------------------------------------------------------------------------------
3                       Shrub Disposal           Per Specifications                                   250/hr
--------------------------------------------------------------------------------------------------------------------
4                       Tops and Slash
                        Disposal                 Per Specifications                                   250/hr
--------------------------------------------------------------------------------------------------------------------
5                       Drainage                 Per Specifications                                   4.50/lin foot
--------------------------------------------------------------------------------------------------------------------
6                      Access Road-
                       (Gradual Grade)           Per Specifications                                   18.00/lin foot
--------------------------------------------------------------------------------------------------------------------
7                      Access Road-
                       (Medium Grade)            Per Specifications                                   19.00/lin foot
--------------------------------------------------------------------------------------------------------------------
8                      Access Road-
                       (Steep Grade)             Per Specifications                                   20.75/lin foot
--------------------------------------------------------------------------------------------------------------------
9                      Light Compound
                       Clearance                 Per Specifications                                   .30/sq foot
--------------------------------------------------------------------------------------------------------------------
10                     Medium Compound
                       Clearance                 Per Specifications                                   .50/sq foot
--------------------------------------------------------------------------------------------------------------------
11                     Heavy Compound
                       Clearance                 Per Specifications                                   .90/sq foot
--------------------------------------------------------------------------------------------------------------------
12                     Guy Wire Clearance        Per Specifications                                   .50/sq foot
--------------------------------------------------------------------------------------------------------------------
13                     Grounding System          Per Specifications                   400' additional
                                                                                      grounding       16.00/lin foot
--------------------------------------------------------------------------------------------------------------------
14                     De-watering               Per Specifications                                   $    17,000.00
--------------------------------------------------------------------------------------------------------------------
15                     Rock Excavation           Per Specifications                                   43.00/cu yard
--------------------------------------------------------------------------------------------------------------------
16                     Final Grading             Per Specifications                                   .35/sq. foot
--------------------------------------------------------------------------------------------------------------------
17                     Site Graveling            Per Specifications                                   1.25/sq. foot
--------------------------------------------------------------------------------------------------------------------
18                     Site Fencing              Per Specifications                                   34.00/lin foot
--------------------------------------------------------------------------------------------------------------------
19                    Communications             Per Quotation
                      Equipment cabinets -       CB-MA-9N19
                      (CE-3000)                  R2(HF)                  $ 20,438.00  $            -  $    20,438.00
--------------------------------------------------------------------------------------------------------------------
20                    Additional 100AH Battery   Per Quotation
                      Plant, installed           CB-MA-9N19
                      (for Item 19)              R2(HF)                  $    900.00  $            -  $       900.00
--------------------------------------------------------------------------------------------------------------------
21                    60 A Manual Transfer      Per Quotation
                      Switch and 60A Generator  CB-MA-9N19
                      Receptacle (for Item 19)  R2(HF)                   $    287.00  $            -  $       287.00
--------------------------------------------------------------------------------------------------------------------
22                    DC, Vent Fan, 48VDC,      Per Quotation
                      240 CFM                   CB-MA-9N19
                                                R2(HF)                   $     87.00  $            -  $        87.00
--------------------------------------------------------------------------------------------------------------------
23                    BTS Enclosure             Based on qty
                      Platform(s)               of 30                    $ 46,650.00  $            -  $    46,650.00
--------------------------------------------------------------------------------------------------------------------
24                    ASP300 Antenna            Based on qty
                      Tripod(s)                 of 30                    $ 20,220.00  $            -  $    20,220.00
--------------------------------------------------------------------------------------------------------------------
25                    ASP102-10 Temp. Ice       Based on qty
                      Bridge - 10' Long(s)      of 30                    $ 33,720.00  $            -  $    33,720.00
--------------------------------------------------------------------------------------------------------------------
26                    45 or 90 degree
                      connector for Ice Bridge  Based on qty
                      (works w/ ASP102-10(s)    of 30                    $ 12,090.00  $            -  $    12,090.00
--------------------------------------------------------------------------------------------------------------------
27                    Freight for items 23
                      thru 26                   LS                       $  2,500.00  $            -  $     2,500.00
--------------------------------------------------------------------------------------------------------------------
28                    Install Pipe Bollards -
                      8' long x 6" dia. Sch 80
                      galv, with safety yellow
                      paint, w/ 4' bury (each)  Per RF1-R00013           $    530.00  $            -  $       530.00
--------------------------------------------------------------------------------------------------------------------


                                        INSTALLATION
ITEM                   MATERIAL COST         COST        TOTAL COST
-----                  -------------   --------------- --------------
1                                                      20.54/yd
------------------------------------------------------------------------------------
2                                                      553.28/truck
------------------------------------------------------------------------------------
3                                                      260/hr
------------------------------------------------------------------------------------
4                                                      260/hr
------------------------------------------------------------------------------------
5                                                      4.68/lin foot
------------------------------------------------------------------------------------
6                                                      18.72/lin foot
------------------------------------------------------------------------------------
7                                                      19.76/lin foot
------------------------------------------------------------------------------------
8                                                      21.58/lin foot
------------------------------------------------------------------------------------
9                                                      .31/sq. ft.
------------------------------------------------------------------------------------
10                                                     .52/sq. ft.
------------------------------------------------------------------------------------
11                                                     .94/sq. ft.
------------------------------------------------------------------------------------
12                                                     .52/sq. ft.
------------------------------------------------------------------------------------
13                                     400' additional
                                       grounding       16.64/lin foot
------------------------------------------------------------------------------------
14                                                        $ 17,680.00
------------------------------------------------------------------------------------
15                                                     44.72/cu yd.
------------------------------------------------------------------------------------
16                                                     .36/sq. ft.
------------------------------------------------------------------------------------
17                                                     1.30/sq. ft.
------------------------------------------------------------------------------------
18                                                     35.36/lin foot
------------------------------------------------------------------------------------
19                     $ 21,255.52                        $ 21,255.52
------------------------------------------------------------------------------------
20                     $    936.00                        $    936.00
------------------------------------------------------------------------------------
21                     $    298.48                        $    298.48
------------------------------------------------------------------------------------
22                     $     90.48                        $     90.48
------------------------------------------------------------------------------------
23                     $ 48,516.00                        $ 48,516.00
------------------------------------------------------------------------------------
24                     $ 21,028.80                        $ 21,028.80
------------------------------------------------------------------------------------
25                     $ 35,068.80                        $ 35,068.80
------------------------------------------------------------------------------------
26                     $ 12,573.60                        $ 12,573.60
------------------------------------------------------------------------------------
27                     $  2,600.00                        $  2,600.00
------------------------------------------------------------------------------------
28                     $    551.20                        $    551.20
------------------------------------------------------------------------------------


                                     Page 5